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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                             George S. Shively, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4435

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY CONVERTIBLE FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY CONVERTIBLE FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       16
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A
DISCUSSION OF THE   FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY
OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          9.22%    30.35%    6.28%    3.74%
Excluding sales charges    15.58     37.94     7.49     4.32




(With sales charges)


(PERFORMANCE GRAPH)

                                           BANK OF
                                       AMERICA MERRILL
                                          LYNCH ALL
              MAINSTAY CONVERTIBLE    U.S. CONVERTIBLE
                      FUND                  INDEX
              --------------------    ----------------
4/30/00                9450                 10000
                       9411                  8958
                       8880                  8332
                       8570                  8448
                       9943                 10091
                      10056                 10024
                      12021                 11666
                      13002                 13003
                      14012                 12863
                      10462                  9358
4/30/10               14431                 13396



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          9.35%    30.72%    6.38%    3.79%
Excluding sales charges    15.71     38.33     7.60     4.37




(With sales charges)


(PERFORMANCE GRAPH)

                                                      BANK OF
                                                  AMERICA MERRILL
                                                     LYNCH ALL
                         MAINSTAY CONVERTIBLE    U.S. CONVERTIBLE
                                 FUND                  INDEX
                         --------------------    ----------------
4/30/00                          23625                 25000
                                 23528                 22395
                                 22200                 20829
                                 21426                 21120
                                 24856                 25228
                                 25139                 25059
                                 30054                 29166
                                 32506                 32507
                                 35077                 32157
                                 26205                 23395
4/30/10                          36250                 33490



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         10.20%    31.93%    6.41%    3.56%
Excluding sales charges    15.20     36.93     6.72     3.56




(With sales charges)


(PERFORMANCE GRAPH)

                                                 BANK OF
                                             AMERICA MERRILL
                                                LYNCH ALL
                    MAINSTAY CONVERTIBLE    U.S. CONVERTIBLE
                            FUND                  INDEX
                    --------------------    ----------------
4/30/00                     10000                 10000
                             9888                  8958
                             9257                  8332
                             8873                  8448
                            10215                 10091
                            10256                 10024
                            12180                 11666
                            13072                 13003
                            14000                 12863
                            10366                  9358
4/30/10                     14194                 13396







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         14.21%    35.96%    6.70%    3.56%
Excluding sales charges    15.21     36.96     6.70     3.56




(With sales charges)

(PERFORMANCE GRAPH)

                                          BANK OF
                                      AMERICA MERRILL
                                         LYNCH ALL
             MAINSTAY CONVERTIBLE    U.S. CONVERTIBLE
                     FUND                  INDEX
             --------------------    ----------------
4/30/00              10000                 10000
                      9888                  8958
                      9257                  8332
                      8873                  8448
                     10215                 10091
                     10256                 10024
                     12172                 11666
                     13063                 13003
                     13983                 12863
                     10357                  9358
4/30/10              14186                 13396



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  15.92%    38.60%    7.85%    4.64%




(With sales charges)

(PERFORMANCE GRAPH)

                                                                        BANK OF
                                                                    AMERICA MERRILL
                                                                       LYNCH ALL
                                           MAINSTAY CONVERTIBLE    U.S. CONVERTIBLE
                                                   FUND                  INDEX
                                           --------------------    ----------------
4/30/00                                            10000                 10000
                                                    9987                  8958
                                                    9444                  8332
                                                    9144                  8448
                                                   10632                 10091
                                                   10782                 10024
                                                   12934                 11666
                                                   14020                 13003
                                                   15167                 12863
                                                   11352                  9358
4/30/10                                            15733                 13396




BENCHMARK PERFORMANCE                                            SIX       ONE      FIVE     TEN
                                                               MONTHS     YEAR     YEARS    YEARS
Bank of America Merrill Lynch All U.S. Convertible Index(4)    16.28%    43.15%    5.97%    2.97%
Average Lipper convertible securities fund(5)                  14.20     38.18     5.29     3.27





   differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all income, dividends and capital gains. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,155.80        $ 6.84         $1,018.40         $ 6.41
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,157.10        $ 5.56         $1,019.60         $ 5.21
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,152.00        $10.83         $1,014.70         $10.14
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,152.10        $10.83         $1,014.70         $10.14
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,159.20        $ 4.23         $1,020.90         $ 3.96
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.28% for Investor Class, 1.04% for Class A, 2.03% for Class B and Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                               78.8
Common Stocks                                   10.5
Convertible Preferred Stocks                     6.6
Short-Term Investment                            4.2
Other Assets, Less Liabilities                  (0.1)




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Core Laboratories, L.P., 0.25%, due 10/31/11
    2.  Schlumberger, Ltd., Series B, 2.125%, due 6/1/23
    3.  Cameron International Corp., 2.50%, due 6/15/26
    4.  Fisher Scientific International, Inc., 3.25%, due 3/1/24
    5.  Teva Pharmaceutical Finance Co. B.V., Series D, 1.75%, due
        2/1/26
    6.  Medtronic, Inc., 1.625%, due 4/15/13
    7.  Citigroup, Inc., 7.50%
    8.  Allegheny Technologies, Inc., 4.25%, due 6/1/14
    9.  BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17
   10.  Incyte Corp., Ltd., 4.75%, due 10/1/15





8    MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Convertible Fund returned 15.58% for Investor Class shares, 15.71% for Class A shares, 15.20% for Class B shares and 15.21% for Class C shares for the six months ended April 30, 2010. Over the same period, Class I shares returned 15.92%. All share classes outperformed the 14.20% return of the average Lipper(1) convertible securities fund. All share classes underperformed the 16.28% return of the Bank of America Merrill Lynch All U.S. Convertible Index(2) for the six months ended April 30, 2010. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE MARKET FOR CONVERTIBLE SECURITIES DURING THE REPORTING PERIOD?

The convertible market showed solid performance during the reporting period for a number of reasons. Perhaps the greatest of these was a strong rebound in speculative-grade bonds, which constituted nearly 60% of the Bank of America Merrill Lynch All U.S. Convertible Index. These bonds fell dramatically when risk-aversion was high in 2008, but they later rebounded. For the six months ended April 30, 2010, speculative-grade convertible-bonds returned 21.82%, compared to a return of 7.88% for investment-grade convertible bonds as measured by the Bank of America Merrill Lynch All U.S. Convertible Index. Speculative-grade securities performed well because they offered very high yields to maturity and (absent massive defaults) the potential for compelling total returns. The underlying stock performance of companies with convertible bonds also supported the convertible bond market during the reporting period.

WHAT MAJOR FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the Bank of America Merrill Lynch All U.S. Convertible Index primarily because of an underweight position in speculative-grade securities, which strongly outperformed investment-grade securities. Even so, the Fund outperformed its average Lipper peer, since most convertible funds were also underweight speculative-grade securities.

DURING THE REPORTING PERIOD, WHICH SECTORS OF THE FUND WERE STRONG PERFORMERS AND WHICH SECTORS WERE WEAK?

During the reporting period, the sectors that provided the best absolute performance for the Fund were industrials, materials and biotechnology. The industrials and materials sectors were strong performers, as investors sought companies that would participate in an economic recovery. In industrials, solid Fund performers included aerospace & defense company Triumph Group and distribution & wholesale company Wesco International. In the materials sector, positive contributors included specialty metals company Allegheny Technologies, integrated steel producer U.S. Steel and coal company, Peabody Energy. The health care sector, which is widely viewed as defensive, lagged as the market advanced; but the Fund's biotechnology holdings did well, with strong per-formance from Incyte Corp. and Biomarin Pharmaceuticals.

The sectors that detracted the most from the Fund's absolute performance were financials, medical devices and technology. In financials, the Fund was negatively affected by poor performance from two holdings in diversified financial services: the convertible bonds of Janus Capital and the common stock of Morgan Stanley. In medical devices, poor results from the convertible bonds of China Medical Technologies and the common stock of Boston Scientific hurt the Fund's performance. In technology, the defensive characteristics of several large positions, such as Intel convertible bonds, caused the positions to underperform more-aggressive technology holdings.

WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST ABSOLUTE PERFORMERS DURING THE REPORTING PERIOD?

The convertible bonds of oil & gas services company Core Laboratories was the largest contributor to the Fund's results. The bonds performed well as the company reported two consecutive quarters of outstanding earnings and raised the dividend on its common stock by 20%. The convertible bonds of biotechnology company Incyte advanced as the company reported progress on drugs in its pipeline. The convertible bonds of Biomarin Pharmaceutical were also meaningful contributors to the Fund's performance. The company continues to experience improving sales of its enzyme-replacement therapies, and investors concluded that the company's shares were undervalued following disappointing performance in 2009.


1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertible Index.

                                                    mainstayinvestments.com    9

IN ABSOLUTE TERMS, WHICH OF THE FUND'S HOLDINGS WERE WEAK PERFORMERS DURING THE REPORTING PERIOD?

The convertible bonds of Chesapeake Energy, Transocean and China Medical Technology weighed on the Fund's performance. Chesapeake Energy, an oil & gas company, was a poor performer as the price of natural gas fell to $4 per thousand cubic feet because of an abundance of natural gas in storage. Oil-mining company Transocean detracted from results following the sinking of a company rig in the Gulf of Mexico in April 2010. Investors feared that the company might be liable for a portion of the environmental damage that resulted from the ensuing oil leak. The convertible bonds of China Medical Technology fell because of disappointing fourth-quarter 2009 earnings results.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

We added to the Fund's position in the convertible bonds of Ford Motor Company during the reporting period. Cost reductions and an improving outlook for new auto sales appeared to put the company on track to improve its financial performance. We initiated a position in the convertible preferred shares of Citigroup. The shares offered a high dividend yield and an opportunity to participate in the performance of Citigroup common stock, which we felt was undervalued.

We sold convertible bonds of oil & gas company, Western Refining on the belief that the poor outlook for the refining industry was unlikely to improve in the foreseeable future. We also eliminated the convertible bonds of Janus Capital after the company reported that it was experiencing significant outflows from one of its asset management divisions.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

There were no significant changes in the Fund's sector weightings relative to the Bank of America Merrill Lynch All U.S. Convertible Index during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy sector and modestly overweight in the health care sector. On the same date, the Fund was underweight relative to its benchmark in financials and utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE SECURITIES 85.4%+
CONVERTIBLE BONDS 78.8%
-------------------------------------------------------

AEROSPACE & DEFENSE 3.5%
GenCorp, Inc.
  4.063%, due 12/31/39 (a)    $10,500,000  $ 10,395,000
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)         6,455,000     6,801,956
  3.00%, due 8/1/35               516,000       543,735
Triumph Group, Inc.
  2.625%, due 10/1/26           7,273,000    10,691,310
                                           ------------
                                             28,432,001
                                           ------------

AIRLINES 0.9%
UAL Corp.
  4.50%, due 6/30/21            7,405,000     7,487,936
                                           ------------


AUTO MANUFACTURERS 1.3%
Ford Motor Co.
  4.25%, due 11/15/16           6,666,000    10,407,293
                                           ------------


AUTO PARTS & EQUIPMENT 1.4%
BorgWarner, Inc.
  3.50%, due 4/15/12            5,448,000     7,797,450
ArvinMeritor, Inc.
  4.00%, due 2/15/27            4,124,000     3,680,670
                                           ------------
                                             11,478,120
                                           ------------

BIOTECHNOLOGY 3.6%
Amgen, Inc.
  0.375%, due 2/1/13           13,459,000    13,610,414
V  Incyte Corp., Ltd.
  4.75%, due 10/1/15 (a)        9,122,000    15,803,865
                                           ------------
                                             29,414,279
                                           ------------

BUILDING MATERIALS 1.0%
Cemex SAB de C.V.
  4.875%, due 3/15/15 (a)       7,151,000     8,241,528
                                           ------------


COAL 3.2%
Alpha Natural Resources,
  Inc.
  2.375%, due 4/15/15           5,952,000     6,770,400
Patriot Coal Corp.
  3.25%, due 5/31/13 (a)        5,030,000     4,464,125
Peabody Energy Corp.
  4.75%, due 12/15/66          13,794,000    15,156,157
                                           ------------
                                             26,390,682
                                           ------------

COMMERCIAL SERVICES 3.6%
Alliance Data Systems Corp.
  1.75%, due 8/1/13            11,211,000    12,388,155
PHH Corp.
  4.00%, due 9/1/14 (a)         5,729,000     6,352,029
United Rentals, Inc.
  4.00%, due 11/15/15           6,977,000    10,360,845
                                           ------------
                                             29,101,029
                                           ------------

COMPUTERS 2.3%
EMC Corp.
  1.75%, due 12/1/11 (a)        1,461,000     1,849,991
  1.75%, due 12/1/11           10,547,000    13,355,139
SanDisk Corp.
  1.00%, due 5/15/13            4,443,000     3,959,823
                                           ------------
                                             19,164,953
                                           ------------

DISTRIBUTION & WHOLESALE 0.9%
WESCO International, Inc.
  6.00%, due 9/15/29            4,356,000     7,198,290
                                           ------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
General Cable Corp.
  0.875%, due 11/15/13          6,826,000     6,168,998
                                           ------------


ELECTRONICS 3.4%
V  Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24            13,775,000    19,508,844
TTM Technologies, Inc.
  3.25%, due 5/15/15            8,833,000     8,545,927
                                           ------------
                                             28,054,771
                                           ------------

ENERGY--ALTERNATE SOURCES 1.8%
Covanta Holding Corp.
  1.00%, due 2/1/27            15,110,000    14,505,600
                                           ------------


ENTERTAINMENT 1.4%
Lions Gate Entertainment
  Corp.
  3.625%, due 3/15/25           5,363,000     5,208,814
Lions Gate Entertainment,
  Inc.
  3.625%, due 3/15/25           5,963,000     6,343,141
                                           ------------
                                             11,551,955
                                           ------------

FOOD 1.8%
Great Atlantic & Pacific Tea
  Co.
  6.75%, due 12/15/12           9,664,000     8,842,560


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
FOOD (CONTINUED)
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)     $ 5,749,000  $  5,102,237
  3.375%, due 5/15/27             462,000       410,025
                                           ------------
                                             14,354,822
                                           ------------

HEALTH CARE--PRODUCTS 4.9%
China Medical Technologies,
  Inc.
  4.00%, due 8/15/13           15,605,000    10,747,944
Conmed Corp.
  2.50%, due 11/15/24           5,092,000     5,021,985
V  Medtronic, Inc.
  1.625%, due 4/15/13 (a)       2,230,000     2,372,162
  1.625%, due 4/15/13          13,741,000    14,616,989
NuVasive, Inc.
  2.25%, due 3/15/13            6,541,000     7,350,449
                                           ------------
                                             40,109,529
                                           ------------


HOUSEWARES 0.5%
Newell Rubbermaid, Inc.
  5.50%, due 3/15/14            1,962,000     4,068,698
                                           ------------


INSURANCE 0.2%
PMI Group, Inc. (The)
  4.50%, due 4/15/20            1,864,000     1,787,110
                                           ------------


INTERNET 1.5%
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                  9,147,056           915
Symantec Corp.
  0.75%, due 6/15/11            3,170,000     3,348,313
VeriSign, Inc.
  3.25%, due 8/15/37            9,311,000     8,822,172
                                           ------------
                                             12,171,400
                                           ------------

IRON & STEEL 4.5%
V  Allegheny Technologies,
  Inc.
  4.25%, due 6/1/14            11,021,000    16,159,541
ArcelorMittal
  5.00%, due 5/15/14            4,668,000     6,821,115
Steel Dynamics, Inc.
  5.125%, due 6/15/14           5,597,000     6,457,539
United States Steel Corp.
  4.00%, due 5/15/14            4,042,000     7,523,172
                                           ------------
                                             36,961,367
                                           ------------

MEDIA 0.7%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)        6,351,000     5,612,696
                                           ------------


MINING 0.8%
Alcoa, Inc.
  5.25%, due 3/15/14            1,417,000     3,115,629
Sterlite Industries India,
  Ltd.
  4.00%, due 10/30/14           3,036,000     3,161,235
                                           ------------
                                              6,276,864
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.7%
Ingersoll-Rand Co.
  4.50%, due 4/15/12            2,903,000     6,139,845
                                           ------------


OIL & GAS 4.8%
BPZ Resources, Inc.
  6.50%, due 3/1/15 (a)         3,020,000     3,703,275
Chesapeake Energy Corp.
  2.50%, due 5/15/37           18,115,000    15,012,806
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27             5,229,000     5,496,986
Transocean, Inc.
  Series C
  1.50%, due 12/15/37          15,967,000    15,108,774
                                           ------------
                                             39,321,841
                                           ------------

OIL & GAS SERVICES 8.9%
V  Cameron International
  Corp.
  2.50%, due 6/15/26           16,537,000    20,939,976
V  Core Laboratories, L.P.
  0.25%, due 10/31/11          16,179,000    26,250,428
V  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23           14,340,000    25,883,700
                                           ------------
                                             73,074,104
                                           ------------

PHARMACEUTICALS 7.3%
V  BioMarin Pharmaceutical,
  Inc.
  1.875%, due 4/23/17          12,604,000    16,101,610
Biovail Corp.
  5.375%, due 8/1/14              621,000       802,643
Cephalon, Inc.
  2.50%, due 5/1/14            10,963,000    12,319,671
Isis Pharmaceuticals, Inc.
  2.625%, due 2/15/27          12,265,000    12,540,962
V  Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26            14,407,000    17,576,540
                                           ------------
                                             59,341,426
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.4%
Host Hotels & Resorts, L.P.
  2.50%, due 10/15/29 (a)       6,278,000     8,137,857
Macerich Co. (The)
  3.25%, due 3/15/12 (a)        3,563,000     3,531,824
                                           ------------
                                             11,669,681
                                           ------------



12    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
SEMICONDUCTORS 4.0%
Intel Corp.
  3.25%, due 8/1/39 (a)       $ 5,137,000  $  6,312,089
Microchip Technology, Inc.
  2.125%, due 12/15/37          8,318,000     8,588,335
ON Semiconductor Corp.
  2.625%, due 12/15/26         10,335,000    10,683,806
Verigy, Ltd.
  5.25%, due 7/15/14 (a)        5,968,000     6,863,200
                                           ------------
                                             32,447,430
                                           ------------

SOFTWARE 2.0%
Sybase, Inc.
  3.50%, due 8/15/29 (a)       10,860,000    12,516,150
SYNNEX Corp.
  4.00%, due 5/15/18 (a)        3,170,000     3,673,237
                                           ------------
                                             16,189,387
                                           ------------

TELECOMMUNICATIONS 5.2%
Anixter International, Inc.
  1.00%, due 2/15/13            8,293,000     8,386,297
CommScope, Inc.
  3.25%, due 7/1/15             9,371,000    12,767,987
SBA Communications Corp.
  1.875%, due 5/1/13            8,226,000     8,647,584
Virgin Media, Inc.
  6.50%, due 11/15/16           9,870,000    12,349,837
                                           ------------
                                             42,151,705
                                           ------------

TRANSPORTATION 0.5%
DryShips, Inc.
  5.00%, due 12/1/14            4,440,000     4,528,800
                                           ------------
Total Convertible Bonds
  (Cost $576,844,318)                       643,804,140
                                           ------------



                                   SHARES

CONVERTIBLE PREFERRED STOCKS 6.6%
-------------------------------------------------------

ADVERTISING 1.4%
Interpublic Group of Cos.,
  Inc. (The)
  5.25%                            12,400    11,346,806
                                           ------------


BANKS 0.3%
Synovus Financial Corp.
  8.25%                            96,000     2,724,000
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 2.1%
V  Citigroup, Inc.
  7.50%                           126,700    16,701,594
                                           ------------


INSURANCE 1.0%
Hartford Financial Services
  Group, Inc.
  7.25%                           316,000     8,383,480
                                           ------------


LEISURE TIME 0.4%
Callaway Golf Co. (a)
  7.50%                            20,400     3,024,300
                                           ------------


OIL & GAS 0.4%
Whiting Petroleum Corp.
  6.25%                            15,800     3,481,530
                                           ------------


TELECOMMUNICATIONS 1.0%
Crown Castle International
  Corp.
  6.25%                           150,000     8,485,500
                                           ------------
Total Convertible Preferred
  Stocks
  (Cost $48,439,138)                         54,147,210
                                           ------------
Total Convertible Securities
  (Cost $625,283,456)                       697,951,350
                                           ------------


COMMON STOCKS 10.5%
-------------------------------------------------------

APPAREL 0.7%
Iconix Brand Group, Inc. (f)      337,600     5,826,976
                                           ------------


BIOTECHNOLOGY 1.5%
Enzon Pharmaceuticals, Inc.
  (f)                             740,832     7,838,003
InterMune, Inc.(f)                 96,700     4,115,552
                                           ------------
                                             11,953,555
                                           ------------

COMPUTERS 0.9%
Hewlett-Packard Co.               135,800     7,057,526
                                           ------------


COSMETICS & PERSONAL CARE 0.5%
Procter & Gamble Co. (The)         71,700     4,456,872
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.6%
Bank of America Corp.             216,500     3,860,195
Morgan Stanley                     34,800     1,051,656
                                           ------------
                                              4,911,851
                                           ------------

ELECTRONICS 0.4%
Viasystems Group, Inc.
  (e)(f)                          152,529     3,279,374
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
ENGINEERING & CONSTRUCTION 0.3%
McDermott International,
  Inc. (f)                         84,100  $  2,305,181
                                           ------------


HEALTH CARE--PRODUCTS 0.2%
Boston Scientific Corp. (f)       284,600     1,958,048
                                           ------------


OIL & GAS 1.0%
Forest Oil Corp. (f)               83,100     2,434,830
Frontier Oil Corp.                187,700     2,853,040
Transocean, Ltd. (f)               35,100     2,542,995
                                           ------------
                                              7,830,865
                                           ------------

OIL & GAS SERVICES 1.9%
Baker Hughes, Inc.                124,900     6,215,024
Gulf Island Fabrication,
  Inc.                             16,900       405,093
Halliburton Co.                   195,626     5,995,936
ION Geophysical Corp. (f)         530,100     3,185,901
                                           ------------
                                             15,801,954
                                           ------------

PHARMACEUTICALS 0.8%
Merck & Co., Inc.                 191,917     6,724,772
                                           ------------


RETAIL 0.6%
Costco Wholesale Corp.             77,203     4,561,153
                                           ------------


SOFTWARE 0.7%
Microsoft Corp.                   191,600     5,851,464
                                           ------------


TRANSPORTATION 0.4%
Tidewater, Inc.                    65,800     3,527,538
                                           ------------
Total Common Stocks
  (Cost $84,001,210)                         86,047,129
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 4.2%
-------------------------------------------------------

REPURCHASE AGREEMENT 4.2%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $34,235,856
  (Collateralized by a
  United States
  Treasury Bill with a rate
  0.107% and a maturity date
  of 6/3/10,
  with a Principal Amount of
  $34,925,000 and a Market
  Value of
  $34,921,508)                $34,235,827  $ 34,235,827
                                           ------------
Total Short-Term Investment
  (Cost $34,235,827)                         34,235,827
                                           ------------
Total Investments
  (Cost $743,520,493) (g)           100.1%  818,234,306
Other Assets, Less
  Liabilities                        (0.1)   (1,163,578)
                              -----------  ------------

Net Assets                          100.0% $817,070,728
                              ===========  ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Issue in default.
(c)  Fair valued security--The total market
     value of this security at April 30, 2010 is $915, which represents less than one-tenth of a percent of the Fund's net assets.
(d)  Restricted security.
(e)  Illiquid security.  The total market
     value of these securities at April 30,
     2010 is $3,280,289, which represents 0.4%
     of the Fund's net assets.
(f)  Non-income producing security.
(g)  At April 30, 2010, cost is $744,945,523
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $102,645,509
Gross unrealized depreciation      (29,356,726)
                                  ------------
Net unrealized appreciation       $ 73,288,783
                                  ============





14    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Convertible Securities
  Convertible Bonds (b)                       $         --  $643,803,225          $915  $643,804,140
  Convertible Preferred Stocks                  54,147,210            --            --    54,147,210
                                              ------------  ------------          ----  ------------
Total Convertible Securities                    54,147,210   643,803,225           915   697,951,350
                                              ------------  ------------          ----  ------------
  Common Stocks                                 86,047,129            --            --    86,047,129
Short-Term Investment
  Repurchase Agreement                                  --    34,235,827            --    34,235,827
                                              ------------  ------------          ----  ------------
Total Investments in Securities               $140,194,339  $678,039,052          $915  $818,234,306
                                              ============  ============          ====  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                    BALANCE
                                      AS OF     ACCRUED  REALIZED
 INVESTMENTS                    OCTOBER 31,   DISCOUNTS      GAIN
 IN SECURITIES                         2009  (PREMIUMS)    (LOSS)
Convertible Bonds                      $915         $--       $--
                                       ----         ---       ---
Total                                  $915         $--       $--
                                       ====         ===       ===

                                                                                                        CHANGE IN
                                                                                                       UNREALIZED
                                                                                                     APPRECIATION
                                                                                                   (DEPRECIATION)
                                                                                                             FROM
                                     CHANGE IN                          NET        NET    BALANCE     INVESTMENTS
                                    UNREALIZED                    TRANSFERS  TRANSFERS      AS OF   STILL HELD AT
 INVESTMENTS                      APPRECIATION        NET    NET      IN TO     OUT OF  APRIL 30,       APRIL 30,
 IN SECURITIES                  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3       2010        2010 (A)
Convertible Bonds                          $--        $--    $--        $--        $--       $915             $--
                                           ---        ---    ---        ---        ---       ----             ---
Total                                      $--        $--    $--        $--        $--       $915             $--
                                           ===        ===    ===        ===        ===       ====             ===




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $743,520,493)     $818,234,306
Cash                                        9,159
Receivables:
  Investment securities sold           13,208,326
  Dividends and interest                4,929,124
  Fund shares sold                      2,852,779
Other assets                               61,797
                                     ------------
     Total assets                     839,295,491
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      20,447,979
  Fund shares redeemed                    845,845
  Manager (See Note 3)                    392,407
  Transfer agent (See Note 3)             233,647
  NYLIFE Distributors (See Note 3)        220,340
  Shareholder communication                39,880
  Professional fees                        37,573
  Custodian                                 2,830
  Trustees                                  1,942
Accrued expenses                            2,313
Dividend payable                                7
                                     ------------
     Total liabilities                 22,224,763
                                     ------------
Net assets                           $817,070,728
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    548,924
Additional paid-in capital            756,475,692
                                     ------------
                                      757,024,616
Accumulated undistributed net
  investment income                     1,067,916
Accumulated net realized loss on
  investments                         (15,735,617)
Net unrealized appreciation on
  investments                          74,713,813
                                     ------------
Net assets                           $817,070,728
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 85,486,902
                                     ============
Shares of beneficial interest
  outstanding                           5,748,872
                                     ============
Net asset value per share
  outstanding                        $      14.87
Maximum sales charge (5.50% of
  offering price)                            0.87
                                     ------------
Maximum offering price per share
  outstanding                        $      15.74
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $387,850,868
                                     ============
Shares of beneficial interest
  outstanding                          26,071,071
                                     ============
Net asset value per share
  outstanding                        $      14.88
Maximum sales charge (5.50% of
  offering price)                            0.87
                                     ------------
Maximum offering price per share
  outstanding                        $      15.75
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 60,823,306
                                     ============
Shares of beneficial interest
  outstanding                           4,080,008
                                     ============
Net asset value and offering price
  per share outstanding              $      14.91
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 91,667,282
                                     ============
Shares of beneficial interest
  outstanding                           6,153,196
                                     ============
Net asset value and offering price
  per share outstanding              $      14.90
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $191,242,370
                                     ============
Shares of beneficial interest
  outstanding                          12,839,233
                                     ============
Net asset value and offering price
  per share outstanding              $      14.90
                                     ============





16    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest (a)                       $ 10,545,098
  Dividends                             2,340,219
                                     ------------
     Total income                      12,885,317
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,118,039
  Distribution/Service--Investor
     Class (See Note 3)                   102,721
  Distribution/Service--Class A
     (See Note 3)                         465,377
  Distribution/Service--Class B
     (See Note 3)                         298,968
  Distribution/Service--Class C
     (See Note 3)                         405,095
  Transfer agent (See Note 3)             713,021
  Shareholder communication                83,351
  Professional fees                        68,190
  Registration                             47,842
  Custodian                                12,067
  Trustees                                 11,796
  Miscellaneous                            14,674
                                     ------------
     Total expenses                     4,341,141
                                     ------------
Net investment income                   8,544,176
                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       22,179,478
Net change in unrealized
  appreciation on investments          71,454,320
                                     ------------
Net realized and unrealized gain on
  investments                          93,633,798
                                     ------------
Net increase in net assets
  resulting from operations          $102,177,974
                                     ============



(a) Interest recorded net of foreign withholding taxes in the amount of $12,195.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  8,544,176  $  14,341,377
 Net realized gain (loss)
  on investments                22,179,478    (30,902,005)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   71,454,320    147,377,618
                              ---------------------------
 Net increase in net assets
  resulting from operations    102,177,974    130,816,990
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (994,340)    (1,912,086)
    Class A                     (4,935,848)    (7,910,870)
    Class B                       (489,599)    (1,113,905)
    Class C                       (681,744)    (1,088,046)
    Class I                     (1,760,388)      (773,228)
                              ---------------------------
 Total dividends to
  shareholders                  (8,861,919)   (12,798,135)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       183,801,416    232,485,675
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      6,546,872     10,407,877
 Cost of shares redeemed       (97,173,812)  (108,368,572)
                              ---------------------------
    Increase in net assets
     derived from capital
     share transactions         93,174,476    134,524,980
                              ---------------------------
    Net increase in net
     assets                    186,490,531    252,543,835
NET ASSETS:
Beginning of period            630,580,197    378,036,362
                              ---------------------------
End of period                 $817,070,728  $ 630,580,197
                              ===========================
Accumulated undistributed
 net investment income at
 end of period                $  1,067,916  $   1,385,659
                              ===========================





18    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             INVESTOR CLASS
                                           --------------------------------------------------
                                                                                FEBRUARY 28,
                                           SIX MONTHS                               2008**
                                              ENDED           YEAR ENDED           THROUGH
                                            APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                              2010*              2009                2008
Net asset value at beginning of
  period                                     $ 13.02           $ 10.16             $ 15.00
                                             -------           -------             -------
Net investment income                           0.17 (a)          0.35 (a)            0.16 (a)
Net realized and unrealized gain
  (loss) on investments                         1.85              2.82               (4.85)
                                             -------           -------             -------
Total from investment operations                2.02              3.17               (4.69)
                                             -------           -------             -------
Less dividends and distributions:
  From net investment income                   (0.17)            (0.31)              (0.15)
  From net realized gain on
     investments                                  --                --                  --
                                             -------           -------             -------
Total dividends and distributions              (0.17)            (0.31)              (0.15)
                                             -------           -------             -------
Net asset value at end of period             $ 14.87           $ 13.02             $ 10.16
                                             =======           =======             =======
Total investment return (d)                    15.58%(c)         31.77%             (31.51%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         2.39%++           3.16%               1.69% ++
  Net expenses                                  1.28%++           1.30%               1.28% ++
  Expenses (before
     waiver/reimbursement)                      1.28%++           1.43%               1.34% ++
Portfolio turnover rate                           29%               68%                103%
Net assets at end of period (in
  000's)                                     $85,487           $78,734             $61,439




                                                                         CLASS B
                                        -------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED
                                         APRIL 30,                       YEAR ENDED OCTOBER 31,
                                           2010*         2009        2008        2007         2006         2005
Net asset value at beginning of
  period                                  $ 13.05      $ 10.18     $ 17.21     $  14.54     $  13.29     $  12.11
                                          -------      -------     -------     --------     --------     --------
Net investment income                        0.11 (a)     0.27 (a)    0.11 (a)     0.05 (a)     0.09 (a)     0.08 (b)
Net realized and unrealized gain
  (loss) on investments                      1.87         2.83       (5.75)        2.73         1.21         1.17
                                          -------      -------     -------     --------     --------     --------
Total from investment operations             1.98         3.10       (5.64)        2.78         1.30         1.25
                                          -------      -------     -------     --------     --------     --------
Less dividends and distributions:
  From net investment income                (0.12)       (0.23)      (0.11)       (0.11)       (0.05)       (0.07)
  From net realized gain on
     investments                               --           --       (1.28)          --           --           --
                                          -------      -------     -------     --------     --------     --------
Total dividends and distributions           (0.12)       (0.23)      (1.39)       (0.11)       (0.05)       (0.07)
                                          -------      -------     -------     --------     --------     --------
Net asset value at end of period          $ 14.91      $ 13.05     $ 10.18     $  17.21     $  14.54     $  13.29
                                          =======      =======     =======     ========     ========     ========
Total investment return (d)                 15.20%(c)    30.83%     (35.55%)      19.25%        9.81%       10.35%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      1.64%++      2.42%       0.72%        0.31%        0.68%        0.63%(b)
  Net expenses                               2.03%++      2.05%       1.98%        1.94%        1.95%        1.95%
  Expenses (before
     waiver/reimbursement)                   2.03%++      2.19%       2.01%        2.04%        2.14%        2.13%
Portfolio turnover rate                        29%          68%        103%         113%          72%          93%
Net assets at end of period (in
  000's)                                  $60,823      $59,041     $59,071     $116,937     $121,274     $390,163



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is not annualized.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




20    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            CLASS A
              ---------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                      YEAR ENDED OCTOBER 31,
                 2010*              2009              2008              2007              2006              2005
               $  13.03           $  10.16          $  17.18          $  14.51          $  13.28          $ 12.10
               --------           --------          --------          --------          --------          -------
                   0.18 (a)           0.38 (a)          0.23 (a)          0.16 (a)          0.16 (a)         0.18 (b)
                   1.86               2.82             (5.74)             2.74              1.23             1.17
               --------           --------          --------          --------          --------          -------
                   2.04               3.20             (5.51)             2.90              1.39             1.35
               --------           --------          --------          --------          --------          -------

                  (0.19)             (0.33)            (0.23)            (0.23)            (0.16)           (0.17)
                     --                 --             (1.28)               --                --               --
               --------           --------          --------          --------          --------          -------
                  (0.19)             (0.33)            (1.51)            (0.23)            (0.16)           (0.17)
               --------           --------          --------          --------          --------          -------
               $  14.88           $  13.03          $  10.16          $  17.18          $  14.51          $ 13.28
               ========           ========          ========          ========          ========          =======
                  15.71%(c)          32.11%           (35.00%)           20.10%            10.57%           11.21%

                   2.62%++            3.34%             1.57%             1.05%             1.14%            1.38%(b)
                   1.04%++            1.10%             1.13%             1.19%             1.20%            1.20%
                   1.04%++            1.15%             1.13%             1.29%             1.39%            1.38%
                     29%                68%              103%              113%               72%              93%
               $387,851           $355,311          $217,028          $379,148          $340,331          $93,996



                                                          CLASS C
              -----------------------------------------------------------------------------------------------
              SIX MONTHS
                 ENDED
               APRIL 30,                                    YEAR ENDED OCTOBER 31,
                 2010*              2009             2008             2007             2006             2005
                $ 13.04           $ 10.18          $ 17.20          $ 14.53          $ 13.29          $ 12.11
                -------           -------          -------          -------          -------          -------
                   0.11 (a)          0.27 (a)         0.11 (a)         0.05 (a)         0.07 (a)         0.08 (b)
                   1.87              2.82            (5.74)            2.73             1.22             1.17
                -------           -------          -------          -------          -------          -------
                   1.98              3.09            (5.63)            2.78             1.29             1.25
                -------           -------          -------          -------          -------          -------

                  (0.12)            (0.23)           (0.11)           (0.11)           (0.05)           (0.07)
                     --                --            (1.28)              --               --               --
                -------           -------          -------          -------          -------          -------
                  (0.12)            (0.23)           (1.39)           (0.11)           (0.05)           (0.07)
                -------           -------          -------          -------          -------          -------
                $ 14.90           $ 13.04          $ 10.18          $ 17.20          $ 14.53          $ 13.29
                =======           =======          =======          =======          =======          =======
                  15.21%(c)         30.73%          (35.51%)          19.27%            9.73%           10.35%

                   1.62%++           2.39%            0.75%            0.30%            0.49%            0.63%(b)
                   2.03%++           2.05%            2.00%            1.94%            1.95%            1.95%
                   2.03%++           2.18%            2.04%            2.04%            2.14%            2.13%
                     29%               68%             103%             113%              72%              93%
                $91,667           $72,563          $40,498          $31,158          $24,640          $23,992




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       CLASS I
                                           ------------------------------
                                                             NOVEMBER 28,
                                           SIX MONTHS           2008**
                                              ENDED             THROUGH
                                            APRIL 30,         OCTOBER 31,
                                              2010*              2009
Net asset value at beginning of
  period                                    $  13.04            $  9.55
                                            --------            -------
Net investment income                           0.19 (a)           0.38 (a)
Net realized and unrealized gain on
  investments                                   1.87               3.44
                                            --------            -------
Total from investment operations                2.06               3.82
                                            --------            -------
Less dividends and distributions:
  From net investment income                   (0.20)             (0.33)
  From net realized gain on
     investments                                  --                 --
                                            --------            -------
Total dividends and distributions              (0.20)             (0.33)
                                            --------            -------
Net asset value at end of period            $  14.90            $ 13.04
                                            ========            =======
Total investment return (d)                    15.92%(c)          40.46%(c)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         2.76%++            3.33% ++
  Net expenses                                  0.79%++            0.86% ++
  Expenses (before
     waiver/reimbursement)                      0.79%++            0.89% ++
Portfolio turnover rate                           29%                68%
Net assets at end of period (in
  000's)                                    $191,242            $64,931



*    Unaudited.
**   Commencement of operations.
 ++  Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is not annualized.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




22    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek capital appreciation together with current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $915 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy

                                                   mainstayinvestments.com    23
of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's

24    MainStay Convertible Fund
federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund

                                                   mainstayinvestments.com    25
may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(J) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on net assets up to $500 million, 0.55% on net assets from $500 million to $1 billion and 0.50% on net assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.60% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.18% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on July 31, 2010 and is reviewed annually by the Board in connection with its review of the Fund's advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $2,118,039.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.


26    MainStay Convertible Fund

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $13,070 and $53,044, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $1, $4,053, $36,135 and $9,957, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $149,930
-----------------------------------------------
Class A                                 236,490
-----------------------------------------------
Class B                                 109,154
-----------------------------------------------
Class C                                 147,556
-----------------------------------------------
Class I                                  69,891
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $   250    0.0%++
------------------------------------------------
Class C                               145    0.0++
------------------------------------------------
Class I                            40,703    0.0++
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $12,801.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes capital loss carryforwards of $36,490,065 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $ 5,424
           2017               31,066
---------------------------------- -----
          Total              $36,490
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $12,798,135
------------------------------------------------





                                                   mainstayinvestments.com    27

NOTE 5--RESTRICTED SECURITY:

As of April 30, 2010, the Fund held the following restricted security:

                                            DATE OF     PRINCIPAL                4/30/10    PERCENTAGE OF
 SECURITY                               ACQUISITION        AMOUNT        COST      VALUE       NET ASSETS
At Home Corp. Convertible Bond 4.75%,
  due 12/31/49                              7/25/01    $9,147,056    $674,023       $915              0.0%++
---------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $282,402 and $197,182, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                      251,734  $  3,559,221
Shares issued to
  shareholders in
  reinvestment of dividends       69,798       982,756
Shares redeemed                 (418,855)   (5,893,653)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                     (97,323)   (1,351,676)
Shares converted into
  Investor Class
  (See Note 1)                   201,981     2,849,680
Shares converted from
  Investor Class (See Note
  1)                            (402,919)   (5,755,515)
                              ------------------------
Net decrease                    (298,261) $ (4,257,511)
                              ========================
Year ended October 31, 2009:
Shares sold                      486,648  $  5,523,780
Shares issued to
  shareholders in
  reinvestment of dividends      168,292     1,887,980
Shares redeemed                 (870,647)   (9,452,523)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                    (215,707)   (2,040,763)
Shares converted into
  Investor Class
  (See Note 1)                   657,340     7,071,266
Shares converted from
  Investor Class (See Note
  1)                            (443,007)   (5,490,758)
                              ------------------------
Net decrease                      (1,374) $   (460,255)
                              ========================




28    MainStay Convertible Fund

 CLASS A                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    4,299,322  $ 60,875,522

Shares issued to
  shareholders in
  reinvestment of dividends      297,504     4,191,280

Shares redeemed               (5,068,257)  (70,918,888)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                    (471,431)   (5,852,086)

Shares converted into Class
  A (See Note 1)                 652,279     9,283,281

Shares converted from Class
  A (See Note 1)                 (43,802)     (640,380)

Shares converted from Class
  A (b)                       (1,343,100)  (18,709,381)
                              ------------------------


Net decrease                  (1,206,054) $(15,918,566)
                              ========================


Year ended October 31, 2009:

Shares sold                   11,227,318  $128,952,895

Shares issued to
  shareholders in
  reinvestment of dividends      594,747     6,744,912

Shares redeemed               (6,520,158)  (71,863,020)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                   5,301,907    63,834,787

Shares converted into Class
  A (See Note 1)                 876,044    10,313,860

Shares converted from Class
  A (See Note 1)                (260,625)   (2,823,866)
                              ------------------------


Net increase                   5,917,326  $ 71,324,781
                              ========================



 CLASS B                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      323,484  $  4,571,622

Shares issued to
  shareholders in
  reinvestment of dividends       30,734       434,077

Shares redeemed                 (390,162)   (5,488,160)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                     (35,944)     (482,461)

Shares converted from Class
  B (See Note 1)                (407,106)   (5,737,066)
                              ------------------------


Net decrease                    (443,050) $ (6,219,527)
                              ========================


Year ended October 31, 2009:

Shares sold                      662,215  $  7,464,429

Shares issued to
  shareholders in
  reinvestment of dividends       88,806     1,001,533

Shares redeemed               (1,200,221)  (13,043,546)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                    (449,200)   (4,577,584)

Shares converted from Class
  B (See Note 1)                (828,204)   (9,070,502)
                              ------------------------


Net decrease                  (1,277,404) $(13,648,086)
                              ========================



 CLASS C                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    1,017,041  $ 14,421,868

Shares issued to
  shareholders in
  reinvestment of dividends       31,862       450,422

Shares redeemed                 (458,550)   (6,453,592)
                              ------------------------


Net increase                     590,353  $  8,418,698
                              ========================


Year ended October 31, 2009:

Shares sold                    2,620,107  $ 29,894,911

Shares issued to
  shareholders in
  reinvestment of dividends       65,257       745,091

Shares redeemed               (1,102,186)  (11,999,790)
                              ------------------------


Net increase                   1,583,178  $ 18,640,212
                              ========================



 CLASS I                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    7,069,205  $100,373,183

Shares issued to
  shareholders in
  reinvestment of dividends       33,807       488,337

Shares redeemed                 (583,611)   (8,419,519)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                   6,519,401    92,442,001

Shares converted into Class
  I (b)                        1,341,173    18,709,381
                              ------------------------


Net increase                   7,860,574  $111,151,382
                              ========================


Period ended October 31,
  2009 (a):

Shares sold                    5,137,499  $ 60,649,660

Shares issued to
  shareholders in
  reinvestment of dividends        2,235        28,361

Shares redeemed                 (161,075)   (2,009,693)
                              ------------------------


Net increase                   4,978,659  $ 58,668,328
                              ========================




(a) Class I shares commenced investment operation on November 28, 2008.
(b) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back

                                                   mainstayinvestments.com    29
to your original share class, or into another share class, if appropriate.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


30    MainStay Convertible Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18303 MS121-10                                          MSC10-06/10
                                                                              05

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EQUITY INDEX FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EQUITY INDEX FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------
PORTFOLIO OF INVESTMENTS                    9
---------------------------------------------
FINANCIAL STATEMENTS                       17
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS(1)    YEARS(1)
-------------------------------------------------------------------
With sales charges         12.03%    34.28%      1.53%      -1.12%
Excluding sales charges    15.50     38.43       2.15       -0.82




(With sales charges)


(LINE GRAPH)

              MAINSTAY EQUITY    S&P 500(R)
                 INDEX FUND         INDEX
              ---------------    ----------
4/30/00            24250            25000
                   21000            21757
                   18176            19010
                   15631            16480
                   19026            20250
                   20073            21534
                   23053            24853
                   26411            28640
                   25033            27301
                   16129            17660
4/30/10            22327            24520




BENCHMARK PERFORMANCE                                SIX       ONE     FIVE       TEN
                                                  MONTHS      YEAR    YEARS     YEARS
S&P 500(R) Index(2)                               15.66%    38.84%    2.63%    -0.19%
Average Lipper S&P 500 Index objective fund(3)    15.37     38.18     2.13     -0.67







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes an initial investment of $25,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 2.10% for the five-year period ended April 30, 2010, and -0.85% for the ten-year period then ended.
2. S&P 500(R) Index is a trademark of The McGraw Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. The average Lipper S&P 500(R) Index objective fund is representative of funds that are passively managed, and commit by prospectus language to replicate the performance of the S&P 500(R) Index (including reinvested basis dividends). In addition, S&P 500(R) Index objective funds have limited expenses (advisory fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
CLASS A SHARES                $1,000.00       $1,155.00        $3.21          $1,021.80         $3.01
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


6    MainStay Equity Index Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Oil, Gas & Consumable Fuels              8.7%
Pharmaceuticals                          5.4
Diversified Financial Services           4.2
Computers & Peripherals                  4.1
Software                                 3.8
Insurance                                3.5
Commercial Banks                         3.1
Media                                    3.0
Aerospace & Defense                      2.8
IT Services                              2.8
Capital Markets                          2.4
Food & Staples Retailing                 2.4
Industrial Conglomerates                 2.4
Semiconductors & Semiconductor
  Equipment                              2.4
Beverages                                2.3
Communications Equipment                 2.3
Diversified Telecommunication
  Services                               2.3
Household Products                       2.2
Specialty Retail                         2.0
Health Care Providers & Services         1.9
Chemicals                                1.8
Energy Equipment & Services              1.8
Electric Utilities                       1.7
Food Products                            1.7
Health Care Equipment & Supplies         1.7
Internet Software & Services             1.6
Machinery                                1.6
Hotels, Restaurants & Leisure            1.5
Tobacco                                  1.4
Biotechnology                            1.3
Multi-Utilities                          1.2
Real Estate Investment Trusts            1.2
Air Freight & Logistics                  1.0
Metals & Mining                          1.0
Multiline Retail                         0.9
Consumer Finance                         0.8
Road & Rail                              0.7
Internet & Catalog Retail                0.6
Automobiles                              0.5
Commercial Services & Supplies           0.5
Electrical Equipment                     0.5
Electronic Equipment & Instruments       0.5
Textiles, Apparel & Luxury Goods         0.5
Household Durables                       0.4
Life Sciences Tools & Services           0.4
Wireless Telecommunication Services      0.3
Auto Components                          0.2
Construction & Engineering               0.2
Containers & Packaging                   0.2
Diversified Consumer Services            0.2
Gas Utilities                            0.2
Independent Power Producers & Energy
  Traders                                0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Airlines                                 0.1
Building Products                        0.1
Construction Materials                   0.1
Distributors                             0.1
Health Care Technology                   0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Professional Services                    0.1
Thrifts & Mortgage Finance               0.1
Trading Companies & Distributors         0.1
Real Estate Management & Development     0.0++
Short-Term Investments                   6.8
Other Assets, Less Liabilities          -0.5
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 9 for specific holdings within these categories.


++ Less than one-tenth percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  Microsoft Corp.
    4.  General Electric Co.
    5.  Procter & Gamble Co. (The)
    6.  Bank of America Corp.
    7.  Johnson & Johnson
    8.  Wells Fargo & Co.
    9.  JPMorgan Chase & Co.
   10.  International Business Machines Corp.





                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, Class A shares of MainStay Equity Index Fund returned 15.50% for the six months ended April 30, 2010. The Fund, which offers only one share class, outperformed the 15.37% return of the average Lipper(1) S&P 500(R) Index objective fund and underperformed the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. Because the Fund incurs operating expenses that the Index does not, the Fund's net performance will typically lag that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

During the reporting period, the S&P 500(R) Index industry with the highest total return was automobiles. Real estate management & development had the second-highest industry total return, followed by airlines. During the reporting period, health care technology had the lowest total return of any indus-try in the Index. Independent power producers
& energy traders had the second-lowest total return, followed by thrifts & mortgage finance.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest contribution to the Fund's performance was computers & peripherals. Commercial banks was the second-strongest contributor, followed by media. The industry that made the weakest contribution to the Fund's performance was independent power producers & energy traders. The second-weakest contributor was health care technology, followed by thrifts & mortgage finance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL COMPANIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the company with the highest total return during the six-month reporting period was communications equipment company JDS Uniphase. Commercial bank Zions Bancorporation had the second-highest total return, followed by semiconductor firm Advanced Micro Devices.

During the reporting period, the S&P 500(R) Index stock with the lowest total return was Motorola, a leading communications equipment company. Software company McAfee had the second-lowest total return, followed by energy equipment & services company Diamond Offshore Drilling.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were computers
& peripherals company Apple, followed by industrial conglomerate General Electric and diversified financial services company Bank of America. The weakest contributor was energy giant ExxonMobil, followed by capital markets firm Goldman Sachs Group and communications company Qualcomm.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the six-month reporting period, there were 14 additions to the S&P 500(R) Index and 14 deletions from it. Two significant additions to the Index based on index weightings were business services firm Visa and insurance company Berkshire Hathaway. Beverage company Pepsi Bottling Group was a major deletion during the reporting period. The stock was deleted from the S&P 500(R) Index when Pepsi Bottling Group was acquired by Pepsico, which itself is part of the Index.


1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8    MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE

COMMON STOCKS 93.7%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.8%
Boeing Co. (The)                   15,855  $  1,148,378
General Dynamics Corp.              8,080       616,989
Goodrich Corp.                      2,623       194,574
Honeywell International,
  Inc.                             16,013       760,137
ITT Corp.                           3,833       213,000
L-3 Communications Holdings,
  Inc.                              2,420       226,439
Lockheed Martin Corp.               6,605       560,699
Northrop Grumman Corp.              6,342       430,178
Precision Castparts Corp.           2,968       380,913
Raytheon Co.                        7,941       462,960
Rockwell Collins, Inc.              3,292       213,980
United Technologies Corp.          19,613     1,469,994
                                           ------------
                                              6,678,241
                                           ------------

AIR FREIGHT & LOGISTICS 1.0%
C.H. Robinson Worldwide,
  Inc.                              3,488       210,326
Expeditors International of
  Washington, Inc.                  4,442       180,967
FedEx Corp.                         6,555       590,016
United Parcel Service, Inc.
  Class B                          20,795     1,437,766
                                           ------------
                                              2,419,075
                                           ------------

AIRLINES 0.1%
Southwest Airlines Co.             15,564       205,133
                                           ------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                         5,075        68,157
Johnson Controls, Inc.             14,069       472,578
                                           ------------
                                                540,735
                                           ------------

AUTOMOBILES 0.5%
Ford Motor Co. (a)                 70,556       918,639
Harley-Davidson, Inc.               4,904       165,902
                                           ------------
                                              1,084,541
                                           ------------

BEVERAGES 2.3%
Brown-Forman Corp. Class B          2,278       132,534
Coca-Cola Co. (The)                48,283     2,580,726
Coca-Cola Enterprises, Inc.         6,696       185,680
Constellation Brands, Inc.
  Class A (a)                       4,181        76,387
Dr. Pepper Snapple Group,
  Inc.                              5,323       174,222
Molson Coors Brewing Co.
  Class B                           3,318       147,187
PepsiCo, Inc.                      34,229     2,232,415
                                           ------------
                                              5,529,151
                                           ------------

BIOTECHNOLOGY 1.3%
Amgen, Inc. (a)                    20,511     1,176,511
Biogen Idec, Inc. (a)               5,646       300,650
Celgene Corp. (a)                   9,630       596,578
Cephalon, Inc. (a)                  1,571       100,858
Genzyme Corp. (a)                   5,573       296,707
Gilead Sciences, Inc. (a)          18,924       750,715
                                           ------------
                                              3,222,019
                                           ------------

BUILDING PRODUCTS 0.1%
Masco Corp.                         7,516       121,985
                                           ------------


CAPITAL MARKETS 2.4%
Ameriprise Financial, Inc.          5,352       248,119
Bank of New York Mellon
  Corp. (The)                      25,306       787,776
Charles Schwab Corp. (The)         20,482       395,098
E*TRADE Financial Corp. (a)        33,944        57,026
Federated Investors, Inc.
  Class B                           1,853        44,694
Franklin Resources, Inc.            3,106       359,178
Goldman Sachs Group, Inc.
  (The)                            11,023     1,600,539
Invesco, Ltd.                       8,977       206,381
Janus Capital Group, Inc.           3,849        54,194
Legg Mason, Inc.                    3,402       107,809
Morgan Stanley                     29,285       884,993
Northern Trust Corp.                5,063       278,364
State Street Corp.                 10,378       451,443
T. Rowe Price Group, Inc.           5,426       312,049
                                           ------------
                                              5,787,663
                                           ------------

CHEMICALS 1.8%
Air Products & Chemicals,
  Inc.                              4,443       341,133
Airgas, Inc.                        1,733       109,959
CF Industries Holdings, Inc.        1,018        85,176
Dow Chemical Co. (The)             24,093       742,787
E.I. du Pont de Nemours &
  Co.                              18,929       754,131
Eastman Chemical Co.                1,523       101,919
Ecolab, Inc.                        4,946       241,563
FMC Corp.                           1,517        96,542
International Flavors &
  Fragrances, Inc.                  1,658        83,049
Monsanto Co.                       11,429       720,713
PPG Industries, Inc.                3,473       244,395
Praxair, Inc.                       6,415       537,385
Sigma-Aldrich Corp.                 2,550       151,215
                                           ------------
                                              4,209,967
                                           ------------

COMMERCIAL BANKS 3.1%
BB&T Corp.                         14,469       480,950
Comerica, Inc.                      3,646       153,132
Fifth Third Bancorp                16,655       248,326
First Horizon National Corp.
  (a)                               4,724        66,845
Huntington Bancshares, Inc.        15,010       101,618
KeyCorp                            18,384       165,824


 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                               9


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                      1,741  $    152,076
Marshall & Ilsley Corp.            11,023       100,309
PNC Financial Services
  Group, Inc.                      10,829       727,817
Regions Financial Corp.            24,966       220,699
SunTrust Banks, Inc.               10,459       309,586
U.S. Bancorp                       40,075     1,072,808
V  Wells Fargo & Co.              108,515     3,592,932
Zions Bancorp                       3,166        90,959
                                           ------------
                                              7,483,881
                                           ------------


COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                2,348        91,642
Cintas Corp.                        2,752        74,992
Iron Mountain, Inc.                 3,796        95,469
Pitney Bowes, Inc.                  4,347       110,414
R.R. Donnelley & Sons Co.           4,298        92,364
Republic Services, Inc.             6,784       210,508
Stericycle, Inc. (a)                1,775       104,548
Waste Management, Inc.             10,158       352,279
                                           ------------
                                              1,132,216
                                           ------------

COMMUNICATIONS EQUIPMENT 2.3%
Cisco Systems, Inc. (a)           119,921     3,228,273
Harris Corp.                        2,739       141,004
JDS Uniphase Corp. (a)              4,679        60,780
Juniper Networks, Inc. (a)         11,007       312,709
Motorola, Inc. (a)                 48,451       342,549
QUALCOMM, Inc.                     35,199     1,363,609
Tellabs, Inc.                       8,040        73,003
                                           ------------
                                              5,521,927
                                           ------------

COMPUTERS & PERIPHERALS 4.1%
V  Apple, Inc. (a)                 18,993     4,959,452
Dell, Inc. (a)                     36,070       583,613
EMC Corp. (a)                      42,996       817,354
Hewlett-Packard Co.                49,309     2,562,589
Lexmark International, Inc.
  Class A (a)                       1,637        60,651
NetApp, Inc. (a)                    7,217       250,213
QLogic Corp. (a)                    2,387        46,236
SanDisk Corp. (a)                   4,787       190,953
Teradata Corp. (a)                  3,494       101,571
Western Digital Corp. (a)           4,791       196,862
                                           ------------
                                              9,769,494
                                           ------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                         3,747       197,992
Jacobs Engineering Group,
  Inc. (a)                          2,611       125,902
Quanta Services, Inc. (a)           4,405        88,673
                                           ------------
                                                412,567
                                           ------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                2,646       151,563
                                           ------------


CONSUMER FINANCE 0.8%
American Express Co.               25,067     1,156,090
Capital One Financial Corp.         9,536       413,958
Discover Financial Services        11,384       175,996
SLM Corp. (a)                      10,154       124,285
                                           ------------
                                              1,870,329
                                           ------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                          1,971       104,877
Bemis Co., Inc.                     2,280        69,335
Owens-Illinois, Inc. (a)            3,532       125,174
Pactiv Corp. (a)                    2,770        70,386
Sealed Air Corp.                    3,331        71,616
                                           ------------
                                                441,388
                                           ------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                   3,322       142,182
                                           ------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A
  (a)                               2,692       154,548
DeVry, Inc.                         1,298        80,982
H&R Block, Inc.                     7,030       128,719
                                           ------------
                                                364,249
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 4.2%
V  Bank of America Corp.          210,121     3,746,457
Citigroup, Inc. (a)               411,574     1,798,578
CME Group, Inc.                     1,396       458,460
IntercontinentalExchange,
  Inc. (a)                          1,542       179,844
V  JPMorgan Chase & Co.            83,213     3,543,210
Leucadia National Corp. (a)         3,977       100,658
Moody's Corp.                       4,119       101,822
NASDAQ OMX Group, Inc. (The)
  (a)                               3,098        65,058
NYSE Euronext                       5,470       178,486
                                           ------------
                                             10,172,573
                                           ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.3%
AT&T, Inc.                        123,622     3,221,589
CenturyTel, Inc.                    6,273       213,972
Frontier Communications
  Corp.                             6,530        51,979
Qwest Communications
  International, Inc.              31,153       162,930
Verizon Communications, Inc.       59,397     1,715,979
Windstream Corp.                    9,569       105,738
                                           ------------
                                              5,472,187
                                           ------------

ELECTRIC UTILITIES 1.7%
Allegheny Energy, Inc.              3,556        77,450
American Electric Power Co.,
  Inc.                             10,014       343,480
Duke Energy Corp.                  27,424       460,175
Edison International                6,827       234,644



10    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
Entergy Corp.                       3,963  $    322,152
Exelon Corp.                       13,823       602,545
FirstEnergy Corp.                   6,385       241,800
FPL Group, Inc.                     8,658       450,649
Northeast Utilities                 3,675       102,128
Pepco Holdings, Inc.                4,660        78,008
Pinnacle West Capital Corp.         2,125        79,347
PPL Corp.                           7,901       195,629
Progress Energy, Inc.               5,963       238,043
Southern Co. (The)                 17,181       593,775
                                           ------------
                                              4,019,825
                                           ------------

ELECTRICAL EQUIPMENT 0.5%
Emerson Electric Co.               15,758       823,040
First Solar, Inc. (a)               1,018       146,134
Rockwell Automation, Inc.           2,991       181,614
Roper Industries, Inc.              1,961       119,660
                                           ------------
                                              1,270,448
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Agilent Technologies, Inc.
  (a)                               7,305       264,879
Amphenol Corp. Class A              3,626       167,558
Corning, Inc.                      32,647       628,455
FLIR Systems, Inc. (a)              3,203        97,980
Jabil Circuit, Inc.                 4,048        62,015
Molex, Inc.                         2,839        63,622
                                           ------------
                                              1,284,509
                                           ------------

ENERGY EQUIPMENT & SERVICES 1.8%
Baker Hughes, Inc.                  8,995       447,599
Cameron International Corp.
  (a)                               5,120       202,035
Diamond Offshore Drilling,
  Inc.                              1,455       115,090
FMC Technologies, Inc. (a)          2,555       172,948
Halliburton Co.                    18,957       581,032
Helmerich & Payne, Inc.             2,215        89,973
Nabors Industries, Ltd. (a)         5,958       128,514
National-Oilwell Varco, Inc.        8,766       385,967
Rowan Cos., Inc. (a)                2,385        71,073
Schlumberger, Ltd.                 25,061     1,789,857
Smith International, Inc.           5,201       248,400
                                           ------------
                                              4,232,488
                                           ------------

FOOD & STAPLES RETAILING 2.4%
Costco Wholesale Corp.              9,203       543,713
CVS Caremark Corp.                 29,127     1,075,660
Kroger Co. (The)                   13,613       302,617
Safeway, Inc.                       8,148       192,293
SUPERVALU, Inc.                     4,445        66,231
Sysco Corp.                        12,412       391,475
Wal-Mart Stores, Inc.              44,693     2,397,779
Walgreen Co.                       20,632       725,215
Whole Foods Market, Inc. (a)        3,569       139,262
                                           ------------
                                              5,834,245
                                           ------------

FOOD PRODUCTS 1.7%
Archer-Daniels-Midland Co.         13,459       376,044
Campbell Soup Co.                   3,951       141,683
ConAgra Foods, Inc.                 9,286       227,228
Dean Foods Co. (a)                  3,792        59,534
General Mills, Inc.                 6,903       491,356
H.J. Heinz Co.                      6,623       310,420
Hershey Co. (The)                   3,483       163,736
Hormel Foods Corp.                  1,457        59,387
J.M. Smucker Co. (The)              2,495       152,370
Kellogg Co.                         5,341       293,435
Kraft Foods, Inc. Class A          36,377     1,076,759
McCormick & Co., Inc.               2,765       109,411
Mead Johnson Nutrition Co.          4,285       221,149
Sara Lee Corp.                     14,612       207,783
Tyson Foods, Inc. Class A           6,387       125,121
                                           ------------
                                              4,015,416
                                           ------------

GAS UTILITIES 0.2%
EQT Corp.                           2,744       119,337
Nicor, Inc.                           949        41,291
ONEOK, Inc.                         2,210       108,599
Questar Corp.                       3,657       175,353
                                           ------------
                                                444,580
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.7%
Baxter International, Inc.         12,624       596,105
Becton, Dickinson & Co.             4,936       376,962
Boston Scientific Corp. (a)        31,655       217,786
C.R. Bard, Inc.                     2,004       173,406
CareFusion Corp. (a)                3,711       102,349
DENTSPLY International, Inc.        3,084       112,998
Hospira, Inc. (a)                   3,434       184,715
Intuitive Surgical, Inc. (a)          815       293,857
Medtronic, Inc.                    23,139     1,010,943
St. Jude Medical, Inc. (a)          6,818       278,311
Stryker Corp.                       5,921       340,102
Varian Medical Systems, Inc.
  (a)                               2,597       146,419
Zimmer Holdings, Inc. (a)           4,462       271,781
                                           ------------
                                              4,105,734
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 1.9%
Aetna, Inc.                         9,026       266,718
AmerisourceBergen Corp.             5,912       182,385
Cardinal Health, Inc.               7,568       262,534
CIGNA Corp.                         5,762       184,730
Coventry Health Care, Inc.
  (a)                               3,101        73,618
DaVita, Inc. (a)                    2,160       134,849


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Express Scripts, Inc. (a)           5,766  $    577,350
Humana, Inc. (a)                    3,566       163,038
Laboratory Corp. of America
  Holdings (a)                      2,193       172,304
McKesson Corp.                      5,642       365,658
Medco Health Solutions, Inc.
  (a)                               9,720       572,702
Patterson Cos., Inc.                1,955        62,540
Quest Diagnostics, Inc.             3,147       179,882
Tenet Healthcare Corp. (a)          9,079        56,744
UnitedHealth Group, Inc.           24,243       734,805
WellPoint, Inc. (a)                 9,297       500,179
                                           ------------
                                              4,490,036
                                           ------------

HEALTH CARE TECHNOLOGY 0.1%
Cerner Corp. (a)                    1,519       128,978
                                           ------------


HOTELS, RESTAURANTS & LEISURE 1.5%
Carnival Corp.                      9,090       379,053
Darden Restaurants, Inc.            2,930       131,117
International Game
  Technology                        6,219       131,096
Marriott International, Inc.
  Class A                           5,329       195,894
McDonald's Corp.                   22,537     1,590,887
Starbucks Corp.                    15,571       404,535
Starwood Hotels & Resorts
  Worldwide, Inc.                   3,911       213,189
Wyndham Worldwide Corp.             3,741       100,296
Wynn Resorts, Ltd.                  1,446       127,595


Yum! Brands, Inc.                   9,828       416,904
                                           ------------
                                              3,690,566
                                           ------------

HOUSEHOLD DURABLES 0.4%
D.R. Horton, Inc.                   5,786        84,996
Fortune Brands, Inc.                3,185       166,958
Harman International
  Industries, Inc. (a)              1,457        57,522
Leggett & Platt, Inc.               3,106        76,190
Lennar Corp. Class A                3,404        67,740
Newell Rubbermaid, Inc.             5,820        99,347
Pulte Homes, Inc. (a)               6,639        86,905
Stanley Black & Decker, Inc.        3,297       204,909
Whirlpool Corp.                     1,566       170,490
                                           ------------
                                              1,015,057
                                           ------------

HOUSEHOLD PRODUCTS 2.2%
Clorox Co. (The)                    2,938       190,089
Colgate-Palmolive Co.              10,341       869,678
Kimberly-Clark Corp.                8,719       534,126
V  Procter & Gamble Co.
  (The)                            60,838     3,781,690
                                           ------------
                                              5,375,583
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)                14,010       161,676
Constellation Energy Group,
  Inc.                              4,215       149,000
NRG Energy, Inc. (a)                5,488       132,645
                                           ------------
                                                443,321
                                           ------------

INDUSTRIAL CONGLOMERATES 2.4%
3M Co.                             14,906     1,321,715
V  General Electric Co.           223,480     4,214,833
Textron, Inc.                       5,708       130,370
                                           ------------
                                              5,666,918
                                           ------------

INSURANCE 3.5%
Aflac, Inc.                         9,828       500,835
Allstate Corp. (The)               11,241       367,244
American International
  Group, Inc. (a)                   2,824       109,854
Aon Corp.                           5,590       237,351
Assurant, Inc.                      2,438        88,816
Berkshire Hathaway, Inc.
  Class B (a)                      34,663     2,669,051
Chubb Corp. (The)                   6,880       363,746
Cincinnati Financial Corp.          3,411        96,872
Genworth Financial, Inc.
  Class A (a)                      10,244       169,231
Hartford Financial Services
  Group, Inc. (The)                 8,046       229,874
Lincoln National Corp.              6,330       193,635
Loews Corp.                         7,429       276,656
Marsh & McLennan Cos., Inc.        11,150       270,053
MetLife, Inc.                      17,157       782,016
Principal Financial Group,
  Inc.                              6,692       195,540
Progressive Corp. (The)            14,069       282,646
Prudential Financial, Inc.          9,741       619,138
Torchmark Corp.                     1,736        92,945
Travelers Cos., Inc. (The)         10,758       545,861
Unum Group                          6,966       170,458


XL Capital, Ltd. Class A            7,164       127,519
                                           ------------
                                              8,389,341
                                           ------------

INTERNET & CATALOG RETAIL 0.6%
Amazon.com, Inc. (a)                7,170       982,720
Expedia, Inc.                       4,427       104,521
Priceline.com, Inc. (a)               954       249,996
                                           ------------
                                              1,337,237
                                           ------------

INTERNET SOFTWARE & SERVICES 1.6%
Akamai Technologies, Inc.
  (a)                               3,606       140,021
eBay, Inc. (a)                     23,668       563,535
Google, Inc. Class A (a)            5,062     2,659,778
Monster Worldwide, Inc. (a)         2,637        45,963
VeriSign, Inc. (a)                  3,838       104,662
Yahoo!, Inc. (a)                   24,923       411,977
                                           ------------
                                              3,925,936
                                           ------------




12    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

IT SERVICES 2.8%
Automatic Data Processing,
  Inc.                             10,574  $    458,489
Cognizant Technology
  Solutions Corp. Class A
  (a)                               6,231       318,903
Computer Sciences Corp. (a)         3,216       168,486
Fidelity National
  Information Services, Inc.        6,906       181,559
Fiserv, Inc. (a)                    3,190       162,977
V  International Business
  Machines Corp.                   27,209     3,509,961
MasterCard, Inc. Class A            2,021       501,289
Paychex, Inc.                       6,736       206,122
SAIC, Inc. (a)                      6,383       111,128
Total System Services, Inc.         4,138        66,249
Visa, Inc. Class A                  9,350       843,650
Western Union Co. (The)            14,298       260,938
                                           ------------
                                              6,789,751
                                           ------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)               5,615        34,364
Hasbro, Inc.                        2,570        98,585
Mattel, Inc.                        7,614       175,503
                                           ------------
                                                308,452
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)         3,788       207,242
Millipore Corp. (a)                 1,173       124,514
PerkinElmer, Inc.                   2,462        61,673
Thermo Fisher Scientific,
  Inc. (a)                          8,575       474,026
Waters Corp. (a)                    1,959       141,028
                                           ------------
                                              1,008,483
                                           ------------

MACHINERY 1.6%
Caterpillar, Inc.                  13,086       891,026
Cummins, Inc.                       4,216       304,522
Danaher Corp.                       5,488       462,529
Deere & Co.                         8,879       531,142
Dover Corp.                         3,903       203,815
Eaton Corp.                         3,464       267,282
Flowserve Corp.                     1,171       134,173
Illinois Tool Works, Inc.           8,104       414,114
PACCAR, Inc.                        7,626       354,762
Pall Corp.                          2,457        95,798
Parker Hannifin Corp.               3,369       233,067
Snap-On, Inc.                       1,212        58,394
                                           ------------
                                              3,950,624
                                           ------------

MEDIA 3.0%
CBS Corp. Class B                  14,183       229,906
Comcast Corp. Class A              59,434     1,173,227
DIRECTV Class A (a)                19,589       709,710
Discovery Communications,
  Inc. Class A (a)                  5,939       229,839
Gannett Co., Inc.                   4,971        84,606
Interpublic Group of Cos.,
  Inc. (The) (a)                   10,165        90,570
McGraw-Hill Cos., Inc. (The)        6,610       222,889
Meredith Corp.                        767        27,558
New York Times Co. (The)
  Class A (a)                       2,442        24,225
News Corp. Class A                 47,192       727,701
Omnicom Group, Inc.                 6,505       277,503
Scripps Networks Interactive
  Class A                           1,877        85,103
Time Warner Cable, Inc.             7,386       415,463
Time Warner, Inc.                  24,090       796,897
Viacom, Inc. Class B (a)           12,718       449,327
Walt Disney Co. (The)              40,621     1,496,478
Washington Post Co. Class B           128        64,917
                                           ------------
                                              7,105,919
                                           ------------

METALS & MINING 1.0%
AK Steel Holding Corp.              2,298        38,491
Alcoa, Inc.                        21,365       287,146
Allegheny Technologies, Inc.        2,058       110,041
Cliffs Natural Resources,
  Inc.                              2,834       177,210
Freeport-McMoRan Copper &
  Gold, Inc.                        9,018       681,130
Newmont Mining Corp.               10,284       576,727
Nucor Corp.                         6,597       298,976
Titanium Metals Corp. (a)           1,774        27,355
United States Steel Corp.           3,003       164,144
                                           ------------
                                              2,361,220
                                           ------------

MULTI-UTILITIES 1.2%
Ameren Corp.                        4,961       128,788
CenterPoint Energy, Inc.            8,223       118,082
CMS Energy Corp.                    4,811        78,227
Consolidated Edison, Inc.           5,892       266,318
Dominion Resources, Inc.           12,568       525,343
DTE Energy Corp.                    3,453       166,331
Integrys Energy Group, Inc.         1,603        79,525
NiSource, Inc.                      5,801        94,556
PG&E Corp.                          7,776       340,589
Public Service Enterprise
  Group, Inc.                      10,598       340,514
SCANA Corp.                         2,337        92,241
Sempra Energy                       5,173       254,408
TECO Energy, Inc.                   4,483        75,897
Wisconsin Energy Corp.              2,447       128,492
Xcel Energy, Inc.                   9,564       208,017
                                           ------------
                                              2,897,328
                                           ------------

MULTILINE RETAIL 0.9%
Big Lots, Inc. (a)                  1,733        66,201
Family Dollar Stores, Inc.          2,896       114,566
J.C. Penney Co., Inc.               4,943       144,187
Kohl's Corp. (a)                    6,422       353,146
Macy's, Inc.                        8,820       204,624
Nordstrom, Inc.                     3,462       143,084


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

MULTILINE RETAIL (CONTINUED)
Sears Holdings Corp. (a)            1,016  $    122,885
Target Corp.                       15,757       896,101
                                           ------------
                                              2,044,794
                                           ------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                        28,306       308,535
                                           ------------


OIL, GAS & CONSUMABLE FUELS 8.7%
Anadarko Petroleum Corp.           10,317       641,305
Apache Corp.                        7,050       717,408
Cabot Oil & Gas Corp.               2,174        78,547
Chesapeake Energy Corp.            13,653       324,941
Chevron Corp.                      42,066     3,425,855
ConocoPhillips                     31,144     1,843,413
CONSOL Energy, Inc.                 3,795       169,561
Denbury Resources, Inc. (a)         8,277       158,505
Devon Energy Corp.                  9,359       630,141
El Paso Corp.                      14,682       177,652
EOG Resources, Inc.                 5,291       593,227
V  ExxonMobil Corp.                98,887     6,709,483
Hess Corp.                          6,101       387,719
Marathon Oil Corp.                 14,828       476,720
Massey Energy Co.                   1,811        66,337
Murphy Oil Corp.                    4,002       240,720
Noble Energy, Inc.                  3,653       279,089
Occidental Petroleum Corp.         17,007     1,507,841
Peabody Energy Corp.                5,628       262,940
Pioneer Natural Resources
  Co.                               2,420       155,195
Range Resources Corp.               3,334       159,232
Southwestern Energy Co. (a)         7,250       287,680
Spectra Energy Corp.               13,563       316,560
Sunoco, Inc.                        2,452        80,377
Tesoro Corp.                        2,948        38,766
Valero Energy Corp.                11,826       245,862
Williams Cos., Inc.                12,228       288,703
XTO Energy, Inc.                   12,219       580,647
                                           ------------
                                             20,844,426
                                           ------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.             9,073       242,612
MeadWestvaco Corp.                  3,590        97,540
Weyerhaeuser Co.                    4,429       219,324
                                           ------------
                                                559,476
                                           ------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                 8,951       289,386
Estee Lauder Cos., Inc.
  (The) Class A                     2,477       163,284
                                           ------------
                                                452,670
                                           ------------

PHARMACEUTICALS 5.4%
Abbott Laboratories                32,520     1,663,723
Allergan, Inc.                      6,440       410,163
Bristol-Myers Squibb Co.           35,899       907,886
Eli Lilly & Co.                    21,255       743,287
Forest Laboratories, Inc.
  (a)                               6,334       172,665
V  Johnson & Johnson               57,640     3,706,252
King Pharmaceuticals, Inc.
  (a)                               5,205        51,009
Merck & Co., Inc.                  65,249     2,286,325
Mylan, Inc. (a)                     6,425       141,543
Pfizer, Inc.                      169,039     2,826,332
Watson Pharmaceuticals, Inc.
  (a)                               2,230        95,489
                                           ------------
                                             13,004,674
                                           ------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.              1,069        82,281
Equifax, Inc.                       2,648        88,973
Robert Half International,
  Inc.                              3,111        85,179
                                           ------------
                                                256,433
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.2%
Apartment Investment &
  Management Co. Class A            2,456        55,039
AvalonBay Communities, Inc.         1,708       177,700
Boston Properties, Inc.             2,910       229,483
Equity Residential                  5,903       267,229
HCP, Inc.                           6,154       197,667
Health Care REIT, Inc.              2,589       116,324
Host Hotels & Resorts, Inc.        13,678       222,404
Kimco Realty Corp.                  8,495       132,437
Plum Creek Timber Co., Inc.         3,410       135,718
ProLogis                            9,936       130,857
Public Storage                      2,842       275,418
Simon Property Group, Inc.          6,073       540,619
Ventas, Inc.                        3,280       154,914
Vornado Realty Trust                3,303       275,371
                                           ------------
                                              2,911,180
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                       5,658        97,997
                                           ------------


ROAD & RAIL 0.7%
CSX Corp.                           8,167       457,760
Norfolk Southern Corp.              7,742       459,333
Ryder System, Inc.                  1,117        51,963
Union Pacific Corp.                10,584       800,785
                                           ------------
                                              1,769,841
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Advanced Micro Devices, Inc.
  (a)                              11,822       107,107
Altera Corp.                        6,226       157,891
Analog Devices, Inc.                6,237       186,674
Applied Materials, Inc.            28,128       387,604



14    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Broadcom Corp. Class A              9,028  $    311,376
Intel Corp.                       115,700     2,641,431
KLA-Tencor Corp.                    3,604       122,752
Linear Technology Corp.             4,679       140,651


LSI Corp. (a)                      13,756        82,811
MEMC Electronic Materials,
  Inc. (a)                          4,758        61,711
Microchip Technology, Inc.          3,859       112,721
Micron Technology, Inc. (a)        17,812       166,542
National Semiconductor Corp.        4,983        73,649
Novellus Systems, Inc. (a)          2,011        52,688
NVIDIA Corp. (a)                   11,622       182,698
Teradyne, Inc. (a)                  3,704        45,300
Texas Instruments, Inc.            26,013       676,598
Xilinx, Inc.                        5,797       149,447
                                           ------------
                                              5,659,651
                                           ------------

SOFTWARE 3.8%
Adobe Systems, Inc. (a)            10,977       368,717
Autodesk, Inc. (a)                  4,815       163,758
BMC Software, Inc. (a)              3,824       150,513
CA, Inc.                            8,278       188,821
Citrix Systems, Inc. (a)            3,849       180,903
Compuware Corp. (a)                 4,756        40,902
Electronic Arts, Inc. (a)           6,843       132,549
Intuit, Inc. (a)                    6,578       237,860
McAfee, Inc. (a)                    3,322       115,440
V  Microsoft Corp.                159,820     4,880,903
Novell, Inc. (a)                    7,311        41,015
Oracle Corp.                       81,868     2,115,469
Red Hat, Inc. (a)                   3,952       118,046
Salesforce.com, Inc. (a)            2,302       197,051
Symantec Corp. (a)                 16,881       283,094
                                           ------------
                                              9,215,041
                                           ------------

SPECIALTY RETAIL 2.0%
Abercrombie & Fitch Co.
  Class A                           1,843        80,594
AutoNation, Inc. (a)                1,891        38,198
AutoZone, Inc. (a)                    623       115,261
Bed Bath & Beyond, Inc. (a)         5,487       252,182
Best Buy Co., Inc.                  7,181       327,454
GameStop Corp. Class A (a)          3,450        83,869
Gap, Inc. (The)                     9,975       246,682
Home Depot, Inc. (The)             35,612     1,255,323
Limited Brands, Inc.                5,601       150,107
Lowe's Cos., Inc.                  30,830       836,110
O'Reilly Automotive, Inc.
  (a)                               2,883       140,950
Office Depot, Inc. (a)              5,766        39,555
RadioShack Corp.                    2,621        56,483
Ross Stores, Inc.                   2,596       145,376
Sherwin-Williams Co. (The)          1,928       150,519
Staples, Inc.                      15,267       359,232
Tiffany & Co.                       2,609       126,484
TJX Cos., Inc.                      8,793       407,468
Urban Outfitters, Inc. (a)          2,717       101,915
                                           ------------
                                              4,913,762
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                         6,583       274,840
NIKE, Inc. Class B                  8,169       620,109


Polo Ralph Lauren Corp.             1,199       107,790
VF Corp.                            1,852       160,050
                                           ------------
                                              1,162,789
                                           ------------

THRIFTS & MORTGAGE FINANCE 0.1%
Hudson City Bancorp, Inc.           9,921       131,949
People's United Financial,
  Inc.                              7,779       120,808
                                           ------------
                                                252,757
                                           ------------

TOBACCO 1.4%
Altria Group, Inc.                 43,577       923,397
Lorillard, Inc.                     3,241       253,997
Philip Morris International,
  Inc.                             39,396     1,933,556
Reynolds American, Inc.             3,539       189,053
                                           ------------
                                              3,300,003
                                           ------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                        2,750       150,398
W.W. Grainger, Inc.                 1,289       142,486
                                           ------------
                                                292,884
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                               8,434       344,192
MetroPCS Communications,
  Inc. (a)                          5,476        41,782
Sprint Nextel Corp. (a)            62,361       265,034
                                           ------------
                                                651,008
                                           ------------
Total Common Stocks
  (Cost $124,395,625)                       224,522,982
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENTS 6.8%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $89,400 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.107%
  and a maturity date of
  6/3/10, with a Principal
  Amount of $95,000 and a
  Market Value of $94,991)    $    89,400  $     89,400
                                           ------------
Total Repurchase Agreement
  (Cost $89,400)                                 89,400
                                           ------------



U.S. GOVERNMENT 6.8%
United States Treasury Bills
  0.148%, due 7/8/10 (b)       13,100,000    13,096,345
  0.154%, due 7/22/10 (b)(c)    3,200,000     3,198,883
                                           ------------
Total U.S. Government
  (Cost $16,293,466)                         16,295,228
                                           ------------
Total Short-Term Investments
  (Cost $16,382,866)                         16,384,628
                                           ------------
Total Investments
  (Cost $140,778,491) (e)           100.5%  240,907,610
Other Assets, Less
  Liabilities                        (0.5)   (1,147,702)
                              -----------  ------------



Net Assets                          100.0% $239,759,908
                              ===========  ============





                             CONTRACTS        UNREALIZED
                                  LONG  APPRECIATION (D)

FUTURES CONTRACTS 0.2%
--------------------------------------------------------

Standard & Poor's 500 Index
  Mini June 2010                   270          $388,194
                                                --------
Total Futures Contracts
  (Settlement Value
  $15,975,900)                                  $388,194
                                                ========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Interest rate presented is yield to
     maturity.
(c)  Represents a security which is
     segregated, or partially segregated as
     collateral for futures contracts.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2010.
(e)  At April 30, 2010, cost is $147,291,380
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $109,742,708
Gross unrealized depreciation      (16,126,478)
                                  ------------
Net unrealized appreciation       $ 93,616,230
                                  ============



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                  $224,522,982  $        --      $     --  $224,522,982
                                               ------------  -----------      --------  ------------
Short-Term Investments
  Repurchase Agreement                                   --       89,400            --        89,400
  U.S. Government                                        --   16,295,228            --    16,295,228
                                               ------------  -----------      --------  ------------
Total Short-Term Investments                             --   16,384,628            --    16,384,628
                                               ------------  -----------      --------  ------------
Total Investments in Securities                 224,522,982   16,384,628            --   240,907,610
                                               ============  ===========      ========  ============
Other Financial Instruments
Futures Contracts Long (b)                          388,194           --            --       388,194
                                               ------------  -----------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                        $224,911,176  $16,384,628           $--  $241,295,804
                                               ============  ===========      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.
(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investment.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).



16    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $140,778,491)     $240,907,610
Receivables:
  Dividends and interest                  226,776
Other assets                               11,984
                                     ------------
     Total assets                     241,146,370
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                    784,855
  Variation margin on futures
     contracts                            297,499
  Transfer agent (See Note 3)              89,910
  Investment securities purchased          65,253
  Shareholder communication                60,226
  NYLIFE Distributors (See Note 3)         50,120
  Professional fees                        25,389
  Manager (See Note 3)                      8,638
  Custodian                                 2,807
  Trustees                                    971
Accrued expenses                              794
                                     ------------
     Total liabilities                  1,386,462
                                     ------------
Net assets                           $239,759,908
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     55,661
Additional paid-in capital            170,021,767
                                     ------------
                                      170,077,428
Accumulated undistributed net
  investment income                     1,556,821
Accumulated net realized loss on
  investments and futures
  transactions                        (32,391,654)
Net unrealized appreciation on
  investments and futures contracts   100,517,313
                                     ------------
Net assets applicable to
  outstanding shares                 $239,759,908
                                     ============
Shares of beneficial interest
  outstanding                           5,566,111
                                     ============
Net asset value per share
  outstanding (a)                    $      43.07
Maximum sales charge (3.00% of
  offering price) (a)                        1.33
                                     ------------
Maximum offering price per share
  outstanding (a)                    $      44.40
                                     ============




(a) Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 14, 2009. (See
    Note 2 (C))


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 2,262,051
  Interest                                  1,974
                                      -----------
     Total income                       2,264,025
                                      -----------
EXPENSES:
  Manager (See Note 3)                    319,660
  Distribution/Service (See Note 3)       294,649
  Transfer agent (See Note 3)             264,049
  Shareholder communication                50,432
  Professional fees                        37,957
  Custodian                                13,238
  Registration                             10,522
  Trustees                                  4,228
  Miscellaneous                             9,363
                                      -----------
     Total expenses before waiver       1,004,098
  Expense waiver from Manager (See
     Note 3)                             (296,899)
                                      -----------
     Net expenses                         707,199
                                      -----------
Net investment income                   1,556,826
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                 6,009,232
  Futures transactions                    916,270
                                      -----------
Net realized gain on investments and
  futures transactions                  6,925,502
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          24,639,829
  Futures contracts                       859,712
                                      -----------
Net change in unrealized
  appreciation on investments and
  futures contracts                    25,499,541
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         32,425,043
                                      -----------
Net increase in net assets resulting
  from operations                     $33,981,869
                                      ===========






18    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  1,556,826  $  4,014,716
 Net realized gain on
  investments and futures
  transactions                   6,925,502       231,715
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                     25,499,541    13,009,664
                              --------------------------
 Net increase in net assets
  resulting from operations     33,981,869    17,256,095
                              --------------------------
Dividends to shareholders:
 From net investment income     (3,930,323)   (5,950,646)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                           185,893       385,343
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      3,768,925     5,718,581
 Cost of shares redeemed       (20,945,834)  (32,712,323)
                              --------------------------
    Decrease in net assets
     derived from capital
     share transactions        (16,991,016)  (26,608,399)
                              --------------------------
    Net increase (decrease)
     in net assets              13,060,530   (15,302,950)
NET ASSETS:
Beginning of period            226,699,378   242,002,328
                              --------------------------
End of period                 $239,759,908  $226,699,378
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $  1,556,821  $  3,930,318
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                SIX MONTHS
                                   ENDED
                                 APRIL 30,                                 YEAR ENDED OCTOBER 31,
                                   2010*            2009            2008            2007            2006            2005
Net asset value at beginning
  of period                      $  37.92         $  35.62(a)     $  56.83(a)     $  50.67(a)     $  44.28(a)     $  41.41(a)
                                 --------         --------        --------        --------        --------        --------
Net investment income                0.28             0.67(a)         0.80(a)(c)      0.80(a)(c)      0.77(a)         0.65(a)(d)
Net realized and unrealized
  gain (loss) on investments         5.53             2.50(a)       (21.27)(a)        6.14(a)         6.18(f)(a)      2.67(a)
                                 --------         --------        --------        --------        --------        --------
Total from investment
  operations                         5.81             3.17(a)       (20.47)(a)        6.94(a)         6.95(a)         3.32(a)
                                 --------         --------        --------        --------        --------        --------
Less dividends:
  From net investment income        (0.66)           (0.87)(a)       (0.74)(a)       (0.78)(a)       (0.56)(a)       (0.45)(a)
                                 --------         --------        --------        --------        --------        --------
Net asset value at end of
  period                         $  43.07         $  37.92(a)     $  35.62(a)     $  56.83(a)     $  50.67(a)     $  44.28(a)
                                 ========         ========        ========        ========        ========        ========
Total investment return (b)         15.50%(e)         9.48%         (36.44%)         13.83%          15.85%(f)(g)     7.97%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.32%++          1.89%           1.67%           1.51%           1.45%           1.40%(d)
  Net expenses                       0.60%++          0.60%           0.60%           0.60%           0.64%           0.74%
  Expenses (before
     waiver/reimbursement)           0.85%++          0.92%           0.79%           0.74%           0.79%(g)        1.03%
Portfolio turnover rate                 3%              14%              4%              5%              5%              6%
Net assets at end of period
  (in 000's)                     $239,760         $226,699        $242,002        $458,323        $494,971        $550,307




*    Unaudited.
++   Annualized.
(a)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 14, 2009. (See Note 2
     (C))
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions.
(c)  Per share data based on average shares outstanding during the period.
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  Total return is not annualized.
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.
(g)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.





20    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors and new share purchases effective January 1, 2002. Existing shareholders are permitted to reinvest dividends only and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (See Note 9.)

Class A shares are the only shares offered.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500((R) )Index. When formed, the Fund was sub-classified as a "non-diversified" fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values ("NAVs") as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)


                                                   mainstayinvestments.com    21

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

The Fund declared a dividend of $0.6586 per share, which was paid on December 14, 2009, and also underwent a reverse share split on that day. The reverse share split rate was 0.98362 per share outstanding, based on the number of fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 8) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.


22    MainStay Equity Index Fund

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

ASSET DERIVATIVES

                         STATEMENT OF
                           ASSETS AND     EQUITY
                          LIABILITIES  CONTRACTS     TOTAL
                             LOCATION       RISK      RISK
                         Net Assets--
                           Unrealized
                         appreciation
                       on investments
                          and futures
Futures Contracts (a)       contracts   $388,194  $388,194
                                       -------------------
Total Fair Value                        $388,194  $388,194
                                       ===================



(a) Includes cumulative appreciation (depreciation) of futures as reported in the Portfolio of Investments. Only current day's variation margin is report within the Statement of Assets and Liabilities.


                                                   mainstayinvestments.com    23

REALIZED GAIN (LOSS)

                           STATEMENT OF     EQUITY
                             OPERATIONS  CONTRACTS
                               LOCATION       RISK     TOTAL
                           Net realized
                        gain on futures
Futures Contracts          transactions   $916,270  $916,270
                                         -------------------
Total Realized Gain                       $916,270  $916,270
                                         ===================



CHANGE IN APPRECIATION (DEPRECIATION)

                            STATEMENT OF     EQUITY
                              OPERATIONS  CONTRACTS
                                LOCATION       RISK     TOTAL
                           Net change in
                              unrealized
                         appreciation on
Futures Contracts      futures contracts   $859,712  $859,712
                                          -------------------
Total Change in
  Appreciation                             $859,712  $859,712
                                          ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                   EQUITY    TOTAL
                                CONTRACTS     RATE
                                     RISK     RISK
Futures Contracts (2)                 216      216
                                ==================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.25% on net assets up to $1 billion, 0.225% on net assets from $1 billion to $3 billion and 0.20% on net assets in excess of $3 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.27% for the six-month period ended April 30, 2010.

In addition, effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.60% of the average daily net assets of the Fund. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $319,660 and waived/reimbursed its fees in the amount of $296,899.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan, (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of

24    MainStay Equity Index Fund
the Fund's average daily net assets, which is an expense of the Fund, for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, amounted to $264,049.

(D) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $4,490.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $33,275,785 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2010              $   784
           2011               29,198
           2012                3,294
---------------------------------- -----
          Total              $33,276
---------------------------------- -----



The Fund utilized $3,193,840 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $5,950,646
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $7,468 and $22,642, respectively.


                                                   mainstayinvestments.com    25

NOTE 8--CAPITAL SHARE TRANSACTIONS:

                                   SHARES            AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                         4,558 (a)  $    185,893
Shares issued to shareholders
  in reinvestment of
  dividends                        (4,080)(a)     3,768,925
Shares redeemed                  (412,286)(a)   (20,945,834)
                               ----------------------------
Net decrease                     (411,808)     $(16,991,016)
                               ============================
Year ended October 31, 2009:
Shares sold                         4,340 (a)  $    385,343
Shares issued to shareholders
  in reinvestment of
  dividends                       187,559 (a)     5,718,581
Shares redeemed                (1,006,381)(a)   (32,712,323)
                               ----------------------------
Net decrease                     (814,482)     $(26,608,399)
                               ============================



(a) Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 14, 2009. (See Note 2
    (C))

NOTE 9--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, has guaranteed unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the NAV of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount and the net asset value of that share as of the close of business on the Guarantee Date. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3). Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. During the six-month period ended April 30, 2010, NYLIFE made payments directly or indirectly to shareholders totaling $3,691,834 related to the Guarantee.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


26    MainStay Equity Index Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18304 MS121-10                                         MSEI10-06/10
                                                                              06

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GOVERNMENT FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GOVERNMENT FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------
FINANCIAL STATEMENTS                       16
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -3.20%    -0.55%    3.76%    4.87%
Excluding sales charges     1.36      4.14     4.72     5.36




(With sales charges)


(PERFORMANCE GRAPH)

                                     BARCLAYS CAPITAL
              MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                      FUND              BOND INDEX
              -------------------    ----------------
4/30/00               9550                 10000
                     10238                 10804
                     11686                 12433
                     12236                 13229
                     12472                 13613
                     12920                 14271
                     12997                 14405
                     13550                 15065
                     14183                 15946
                     14602                 17034
4/30/10              16090                 18017



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges         -3.14%    -0.41%    3.81%    4.90%
Excluding sales charges     1.43      4.28     4.77     5.38



(With sales charges)


(PERFORMANCE GRAPH)

                                                BARCLAYS CAPITAL
                         MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                                 FUND              BOND INDEX
                         -------------------    ----------------
4/30/00                         23875                 25000
                                25594                 27009
                                29216                 31082
                                30590                 33073
                                31179                 34033
                                32301                 35678
                                32492                 36014
                                33875                 37662
                                35458                 39866
                                36566                 42584
4/30/10                         40334                 45042



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges         -3.89%    -1.62%    3.62%    4.59%
Excluding sales charges     1.11      3.38     3.96     4.59



(With sales charges)

                                                                             (
(PERFORMANCE GRAPH)

                                   BARCLAYS CAPITAL
            MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                           FUND          BOND INDEX
            -------------------    ----------------
4/30/00            10000                 10000
                   10646                 10804
                   12066                 12433
                   12539                 13229
                   12670                 13613
                   13040                 14271
                   13017                 14405
                   13486                 15065
                   13994                 15946
                   14331                 17034
4/30/10            15668                 18017








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -0.01%    2.26%    3.94%    4.58%
Excluding sales charges     0.99     3.26     3.94     4.58




(With sales charges)

                                                                             (
(PERFORMANCE GRAPH)

                                     BARCLAYS CAPITAL
              MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                      FUND              BOND INDEX
              -------------------    ----------------
4/30/00              10000                 10000
                     10646                 10804
                     12066                 12433
                     12539                 13229
                     12670                 13613
                     13040                 14271
                     13017                 14405
                     13470                 15065
                     13994                 15946
                     14314                 17034
4/30/10              15651                 18017



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX      ONE     FIVE      TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   1.54%    4.56%    5.28%    5.80%





(PERFORMANCE GRAPH)

                                                            BARCLAYS CAPITAL
                                     MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                                             FUND              BOND INDEX
                                     -------------------    ----------------
4/30/00                                     10000                 10000
                                            10754                 10804
                                            12318                 12433
                                            12926                 13229
                                            13191                 13613
                                            13710                 14271
                                            13858                 14405
                                            14520                 15065
                                            15291                 15946
                                            15854                 17034
4/30/10                                     17571                 18017




BENCHMARK PERFORMANCE                                SIX      ONE     FIVE      TEN
                                                  MONTHS     YEAR    YEARS    YEARS
Barclays Capital U.S. Government Bond Index(4)     1.03%    2.18%    5.06%    6.06%
Average Lipper general U.S. government fund(5)     1.29     4.59     4.16     5.24






2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper general U.S. government fund is representative of funds that invest primarily in U.S. government and agency issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,013.60        $5.74          $1,019.10         $5.76
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,014.30        $5.14          $1,019.70         $5.16
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,011.10        $9.47          $1,015.40         $9.49
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,009.90        $9.47          $1,015.40         $9.49
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,015.40        $3.90          $1,020.90         $3.91
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.15% for Investor Class, 1.03% for Class A, 1.90% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PIE CHART)

U.S. Government & Federal Agencies               93.7
Short-Term Investment                            17.4
Asset-Backed Securities                           2.8
Mortgage-Backed Securities                        1.5
Municipal Bond                                    0.5
Futures Contracts                                (0.1)
Liabilities in Excess of Cash and Other
  Assets                                        (15.8)




 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 6.50%, due 8/1/33 TBA
    2.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 5.50%, due 6/1/36 TBA
    3.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 6.00%, due 4/1/36 TBA
    4.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 5.00%, due 5/1/38 TBA
    5.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 5.50%, due 6/1/33
    6.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 4.50%, due 7/1/18
    7.  United States Treasury Notes, 4.75%, due 8/15/17
    8.  Overseas Private Investment Corporation, 5.142%, due
        12/15/23
    9.  Federal Home Loan Bank, 5.50%, due 7/15/36
   10.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 4.50%, due 6/1/23





8    MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Government Fund returned 1.36% for Investor Class shares, 1.43% for Class A shares, 1.11% for Class B shares and 0.99% for Class C shares for the six months ended April 30, 2010. Over the same
period, the Fund's Class I shares returned 1.54%. Investor Class, Class   A and
Class I shares outperformed--and Class B and Class C shares underperformed--the
1.29% return   of the average Lipper(1) general U.S. government fund. Investor
Class, Class A, Class B and Class I shares outperformed--and Class C shares underperformed--the 1.03% return of the Barclays Capital U.S. Government Bond Index,(2) for the six months ended April 30, 2010. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's performance relative to its peers and the Barclays Capital U.S. Government Bond Index benefited from an overweight position in mortgage-backed securities issued by government-sponsored and government-related entities. During the reporting period, we were able to add incremental yield by emphasizing higher-coupon mortgage-backed securities and by maintaining a small position in asset-backed securities. In addition, the Fund's modest amount of trading activity (aside from mortgage dollar rolls) helped minimize transaction costs. The Fund's performance relative to its benchmark was also strengthened by maintaining a comparatively shorter duration in a rising interest-rate environment.

Peer funds that outperformed MainStay Government Fund may have had biases toward higher U.S. Treasury yields, a steeper Treasury yield-curve(4) and investments in non-government-related products.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Early in 2009, the Federal Reserve formally adopted and implemented quantitative easing as a way to expand the money supply through direct security purchases. Policymakers intended to purchase $300 billion of longer-term Treasurys, $1.25 trillion of agency mortgage-backed securities and $200 billion of agency debt. As these purchase programs neared their conclusion in 2010, the sectors lost a large-scale buyer. Recognizing this fact, we rotated Fund assets away from these sectors to modestly increase exposure to credit-related risk. We did so by increasing the Fund's allocations to investment-grade corporate bonds and to commercial mortgage-backed securities (CMBS) rated AAA.

We expected these fixed-income sectors to have better total returns than government-related debt for two reasons. First, prospects for both of these credit-related sectors were aligned with an improving economy, implying positive price returns as spreads(5) to U.S. Treasury securities tightened. Second, there was healthy investor demand for higher-yielding securities during the reporting period. Over the course of the reporting period, the Fund's modest shift away from government-related securities proved beneficial.

At the same time, the Federal Reserve's resolve to maintain its targeted federal funds rate near zero helped quiet interest-rate volatility. This gave us the confidence we needed to put an emphasis on higher-coupon mortgage-backed securities with yields that are better than the sector average. The higher yield helped compensate for the risk of interest-rate volatility eroding the predictability of the securities' cash flows. That risk is diminished when interest-rate volatility is subdued and Treasury yields remain within a range.

WHICH FIXED-INCOME SECTORS CONTRIBUTED MOST POSITIVELY TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund benefited by maintaining the majority of its exposure to residential mortgage-backed securities in

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Government Bond Index.
3. A mortgage dollar roll is a simultaneous agreement to sell a security held in a portfolio with purchase of a similar security at a future date at an agreed-upon price.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the difference in yield between shorter-maturity and longer-maturity Treasury securities narrows.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9
agency residential mortgage pass-through securities.(6) We prudently decided to hold the majority of the Fund's agency mortgage pass-through exposure in the center of the coupon stack--or coupons of 5% to 6.5%--for securities backed by 30-year mortgages. Within that range, we favored higher coupons for their better yield. We underweighted discount- and par-priced agency mortgage pass-throughs because lower-coupon securities are prone to extend duration when interest rates shift to a higher range. We also overweighted securities backed by 15-year mortgages for their better convexity.(7) The Fund strengthened its results by de-emphasizing collateralized mortgage obligations (CMOs) because the market appeared to prefer liquid securities over structured products during the reporting period.

Origination of Ginnie Mae securities slowed as the Federal Housing Authority tightened its underwriting standards. With lower supply and stable demand, the Fund's overweight position in Ginnie Mae securities strengthened the performance of the Fund relative to its benchmark. Also of note during the first quarter of 2010, Fannie Mae and Freddie Mac announced buyouts at par for seriously-delinquent residential mortgages that had been packaged in their mortgage-backed securities. As a result, the rate of involuntary prepayments of agency mortgage pass-throughs spiked, with the faster prepayment speeds weighing on prices of the securities, especially those priced above par. The Fund's overweight position in Ginnie Mae securities relative to Fannie Mae and Freddie Mac issues blunted the impact of the buyout programs on Fund performance.

An overweight position in asset-backed securities also contributed positively to the Fund's results. During the reporting period, asset-backed securities rebounded from their levels in prior periods (when risk aversion and illiquidity had hampered the sector's performance). Similarly, the Fund benefited from the modest rotation we made into non-government-related securities, as spreads on investment-grade corporate bonds and AAA-rated commercial mortgage-backed securities narrowed.

WHAT INVESTMENT DECISIONS DETRACTED MOST FROM THE FUND'S RESULTS DURING THE REPORTING PERIOD?

We positioned the Fund for a narrowing of the yield spread between two-year U.S. Treasurys and 10-year Treasurys. Expectations of improved economic growth and higher inflation, however, led the yield spread to widen. As a result, the Fund's flattening bias detracted from performance.

The Fund had only a modest allocation to Treasury Inflation Protected Securities
(TIPS). Unfortunately, TIPS outperformed nominal Treasury securities during the reporting period on renewed sponsorship as investors anticipated that a more robust economy would push inflation higher. As a result, our TIPS positioning detracted from the Fund's performance.

On an issue-specific level, two government-sponsored bonds issued under Title XI of the 1936 Maritime Act, each funding the construction of a crude oil tanker, were called at par at the end of the reporting period. Because of their generous coupons, the bonds had been trading at a premium to par. The bond call, and the subsequent loss of the premium, detracted from the Fund's performance.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Fund normally maintained an intermediate duration(8) near 4.0 years, making modest technical adjustments depending on the direction we felt interest rates were likely to move over the near- to medium-term. Given the rise in U.S. Treasury yields during the reporting period, the Fund benefited as we gradually shortened its duration by 0.2 years relative to our estimate of the median duration of peer funds. Even so, the Fund would have benefited had its duration been even shorter.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we sold modest amounts of U.S. Treasurys and agency debentures to fund purchases of investment-grade corporate bonds and AAA-rated commercial mortgage-backed securities. We believed the total-return prospects for these non-government-related sectors looked brighter over the medium term than those of government-related debt. For a similar reason, we chose not to recycle monthly prepayments from the Fund's residential mortgage-backed securities and instead redeployed the cash into more credit-sensitive products.


6. Pass-through mortgages consist of a pool of residential mortgage loans that pass homeowners' monthly payments of principal, interest and prepayments from the original bank through a government agency or investment bank to investors.
7. Convexity is a measure of the relationship between bond prices and yields. It shows how duration will change as interest rates vary. Convexity may help measure and manage the market risk of a fixed-income portfolio.
8. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10    MainStay Government Fund

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

As indicated earlier, we sold U.S. Treasury securities and agency debentures to make modest purchases of investment-grade corporate bonds and AAA-rated commercial mortgage-backed securities. We also allowed residential mortgage prepayments to run off and redeployed proceeds into other sectors. In turn, the Fund's exposure to agency mortgage pass-throughs declined slightly during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD AND HOW DID THIS POSITIONING AFFECT FUND PERFORMANCE?

As of April 30, 2010, the Fund had underweight positions in U.S. Treasurys and agency debentures and an overweight exposure to residential mortgage-backed securities backed by single- and multifamily properties. As of the same date, the Fund was modestly overweight in asset-backed securities, AAA-rated commercial mortgage-backed securities and investment-grade corporate bonds.

Owing to stronger demand for assets that carry higher risk than U.S. Treasurys, the Fund benefited from its underweight position in nominal Treasurys and its overweight positions in mortgage-backed and asset-backed securities. The Fund's modestly overweighted position in corporate bonds was also a positive during the reporting period. The Fund's exposure to agency debentures was skewed toward longer-dated securities, an overweight position that met resistance as the yield curve steepened during the reporting period. The Fund was adversely affected by its underweight position in TIPS, which outperformed nominal Treasurys.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 95.0%+
ASSET-BACKED SECURITIES 2.4%
-------------------------------------------------------

CREDIT CARDS 0.3%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.544%, due 1/15/14 (a)     $ 1,000,000  $    986,572
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.8%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15             2,325,197     2,527,224
                                           ------------


HOME EQUITY 0.5%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)         650,891       640,830
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)         935,251       926,708
                                           ------------
                                              1,567,538
                                           ------------

UTILITIES 0.8%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23           2,275,000     2,563,171
                                           ------------
Total Asset-Backed
  Securities
  (Cost $7,183,728)                           7,644,505
                                           ------------


CORPORATE BONDS 5.0%
-------------------------------------------------------

AGRICULTURE 1.4%
Altria Group, Inc.
  9.70%, due 11/10/18           3,400,000     4,275,809
                                           ------------


AUTO MANUFACTURERS 1.0%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13           2,920,000     3,256,364
                                           ------------


BEVERAGES 0.5%
Coca-Cola Enterprises, Inc.
  8.00%, due 9/15/22            1,253,000     1,609,843
                                           ------------


PIPELINES 0.7%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19            1,700,000     2,124,057
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 1.4%
Duke Realty, L.P.
  6.75%, due 3/15/20            2,150,000     2,256,599
ProLogis
  7.375%, due 10/30/19          2,100,000     2,182,627
                                           ------------
                                              4,439,226
                                           ------------
Total Corporate Bonds
  (Cost $15,417,051)                         15,705,299
                                           ------------


MORTGAGE-BACKED SECURITIES 2.9%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.9%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45          1,532,732     1,544,157
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PW10, Class A4
  5.405%, due 12/11/40 (a)      1,970,000     2,044,292
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.004%, due 8/25/36 (a)         852,709       748,026
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48            710,000       730,297
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)        620,000       631,156
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (c)            51,457        51,462
Merrill Lynch Mortgage Trust
  Series 2003-KEY1, Class A4
  5.236%, due 11/12/35 (a)        950,000     1,010,779
Mortgage Equity Conversion
  Asset Trust Series 2007-
  FF2, Class A
  0.78%, due 2/25/42
  (a)(c)(d)(e)                  1,523,084     1,465,968
RBSCF Trust
  Series 2010-MB1, Class A2
  3.686%, due 4/15/15 (c)         800,000       807,751
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $9,096,548)                           9,033,888
                                           ------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

12    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES 84.7%
-------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.3%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16          $   977,685  $  1,020,664
                                           ------------


FANNIE MAE GRANTOR TRUST (COLLATERALIZED MORTGAGE
  OBLIGATION) 1.3%
  Series 2003-T1, Class B
  4.491%, due 11/25/12          3,865,000     4,046,170
                                           ------------


FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS)
  0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (f)         1,810,283       383,654
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (f)          313,533        64,722
                                           ------------
                                                448,376
                                           ------------

FEDERAL HOME LOAN BANK 4.3%
  5.125%, due 8/14/13           5,140,000     5,684,444
V    5.50%, due 7/15/36         7,425,000     8,029,336
                                           ------------
                                             13,713,780
                                           ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.6%
  4.75%, due 11/17/15           1,615,000     1,767,080
                                           ------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.8%
  2.558%, due 3/1/35 (a)           78,569        81,670
  3.00%, due 8/1/10             1,662,156     1,665,521
  5.00%, due 1/1/20               764,114       816,255
  5.00%, due 6/1/33             3,448,526     3,591,921
  5.00%, due 8/1/33             2,760,651     2,885,657
  5.00%, due 5/1/36             2,810,248     2,920,814
  5.044%, due 6/1/35 (a)        1,306,858     1,374,924
  5.50%, due 1/1/21             1,765,769     1,901,131
  5.50%, due 11/1/35            1,544,713     1,637,412
  5.50%, due 11/1/36              580,892       614,844
  5.662%, due 2/1/37 (a)          233,327       245,575
  6.50%, due 4/1/37               408,627       443,765
                                           ------------
                                             18,179,489
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 7.0%
  2.50%, due 5/15/14            4,650,000     4,703,814
  2.75%, due 3/13/14            5,025,000     5,132,002
  4.625%, due 5/1/13            2,990,000     3,206,291
  5.375%, due 6/12/17           4,675,000     5,217,768
  6.625%, due 11/15/30          3,100,000     3,796,533
                                           ------------
                                             22,056,408
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 33.9%
  2.17%, due 11/1/34 (a)          407,040       419,274
  3.612%, due 4/1/34 (a)          930,017       949,965
V    4.50%, due 7/1/18          8,829,872     9,322,319
  4.50%, due 11/1/18            5,682,305     5,999,210
V    4.50%, due 6/1/23          6,458,632     6,727,000
  5.00%, due 9/1/17             2,951,528     3,150,168
  5.00%, due 9/1/20               416,831       443,841
  5.00%, due 6/1/35             3,246,129     3,386,524
  5.00%, due 12/1/35 TBA (g)    2,170,000     2,245,950
  5.00%, due 1/1/36               807,058       839,945
  5.00%, due 2/1/36             4,276,180     4,450,435
  5.00%, due 5/1/36             4,150,023     4,319,136
  5.00%, due 6/1/36             1,435,788     1,490,707
  5.00%, due 9/1/36             1,035,912     1,078,126
  5.50%, due 1/1/17               219,417       235,860
  5.50%, due 2/1/17             4,628,204     4,974,273
  5.50%, due 6/1/19             1,881,874     2,027,608
  5.50%, due 11/1/19            2,048,730     2,207,385
  5.50%, due 4/1/21             3,809,495     4,098,553
V    5.50%, due 6/1/33         10,192,861    10,818,873
  5.50%, due 11/1/33            3,033,410     3,219,712
  5.50%, due 12/1/33            6,337,588     6,726,821
  5.50%, due 6/1/34             1,333,919     1,413,342
  5.50%, due 12/1/34              790,501       837,569
  5.50%, due 3/1/35             2,684,695     2,844,546
  5.50%, due 12/1/35              772,937       817,027
  5.50%, due 4/1/36             2,738,407     2,894,610
  5.50%, due 7/1/37               761,972       803,607
  6.00%, due 12/1/16              415,367       448,312
  6.00%, due 11/1/32            1,476,989     1,601,717
  6.00%, due 1/1/33             1,136,589     1,231,861
  6.00%, due 3/1/33             1,076,566     1,166,134
  6.00%, due 9/1/34               360,391       388,686
  6.00%, due 9/1/35             3,476,542     3,777,655
  6.00%, due 10/1/35              829,594       887,727
  6.00%, due 6/1/36             2,917,927     3,115,100
  6.00%, due 11/1/36            2,917,390     3,114,526
  6.00%, due 4/1/37               950,556     1,004,985
  6.50%, due 10/1/31              702,001       773,452
  6.50%, due 2/1/37               373,276       403,920
                                           ------------
                                            106,656,461
                                           ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 18.1%
V    5.00%, due 5/1/38 TBA
  (g)                          12,270,000    12,739,708
V    5.50%, due 6/1/36 TBA
  (g)                          12,730,000    13,513,684
  6.00%, due 8/15/32            1,200,443     1,307,547
  6.00%, due 12/15/32             652,662       710,769
V    6.00%, due 4/1/36 TBA
  (g)                          12,435,000    13,334,598
  6.50%, due 8/15/28              431,625       475,435


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 4/15/31          $ 1,039,944  $  1,150,448
V    6.50%, due 8/1/33 TBA
  (g)                          12,590,000    13,624,747
                                           ------------
                                             56,856,936
                                           ------------

V  OVERSEAS PRIVATE INVESTMENT CORPORATION 2.6%
  5.142%, due 12/15/23 (h)      7,455,126     8,064,434
                                           ------------


TENNESSEE VALLEY AUTHORITY 2.8%
  4.65%, due 6/15/35 (h)        5,605,000     5,221,276
  6.25%, due 12/15/17 (h)       2,980,000     3,484,663
                                           ------------
                                              8,705,939
                                           ------------

UNITED STATES TREASURY BONDS 2.8%
  4.50%, due 8/15/39            3,100,000     3,084,500
  6.25%, due 8/15/23              515,000       629,909
  6.25%, due 5/15/30              455,000       570,456
  8.75%, due 8/15/20            3,135,000     4,482,561
                                           ------------
                                              8,767,426
                                           ------------

UNITED STATES TREASURY NOTES 4.5%
  2.00%, due 7/15/14
  T.I.P.S. (i)                  4,599,320     4,945,345
  V  4.75%, due 8/15/17         8,345,000     9,226,441
                                           ------------
                                             14,171,786
                                           ------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.6%
  (zero coupon), due 8/15/28    4,665,000     2,014,477
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $257,820,052)                       266,469,426
                                           ------------
Total Long-Term Bonds
  (Cost $289,517,379)                       298,853,118
                                           ------------


SHORT-TERM INVESTMENT 22.2%
-------------------------------------------------------

REPURCHASE AGREEMENT 22.2%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $69,925,529
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.107%
  and a maturity date of
  6/3/10, with a Principal
  Amount of $71,335,000 and
  a Market Value of
  $71,327,867)                 69,925,471  $ 69,925,471
                                           ------------
Total Short-Term Investment
  (Cost $69,925,471)                         69,925,471
                                           ------------
Total Investments
  (Cost $359,442,850) (j)           117.2%  368,778,589
Other Assets, Less
  Liabilities                       (17.2)  (54,096,885)
                              -----------  ------------


Net Assets                          100.0% $314,681,704
                              ===========  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a) Floating rate--Rate shown is the rate in effect at April 30, 2010.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at April 30, 2010 is $1,567,538, which represents 0.5% of the Fund's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Fair valued security--The total market
     value of this security at April 30, 2010 is $1,465,968, which represents 0.5% of the Fund's net assets.
(e) Illiquid security--The total market value of this security at April 30, 2010 is $1,465,968, which represents 0.5% of the Fund's net assets.
(f)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.


14    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(g)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April
     30, 2010 is $55,458,687, which represents
     17.6% of the Fund's net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(h)  United States Government Guaranteed
     Security.
(i)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(j)  At April 30, 2010, cost is $359,458,045
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $11,142,613
Gross unrealized depreciation       (1,822,069)
                                   -----------
Net unrealized appreciation        $ 9,320,544
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $     --  $  7,644,505    $       --  $  7,644,505
  Corporate Bonds                                       --    15,705,299            --    15,705,299
  Mortgage-Backed Securities (b)                        --     7,567,920     1,465,968     9,033,888
  U.S. Government & Federal Agencies                    --   266,469,426            --   266,469,426
                                                  --------  ------------    ----------  ------------
Total Long-Term Bonds                                   --   297,387,150     1,465,968   298,853,118
                                                  --------  ------------    ----------  ------------
Short-Term Investment
  Repurchase Agreement                                  --    69,925,471            --    69,925,471
                                                  --------  ------------    ----------  ------------
Total Investments in Securities                        $--  $367,312,621    $1,465,968  $368,778,589
                                                  ========  ============    ==========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The level 3 security valued at $1,465,968 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                    BALANCE
                                      AS OF     ACCRUED  REALIZED
                                OCTOBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES             2009  (PREMIUMS)    (LOSS)
Long-Term Bonds
Mortgage-Backed Securities
  Commercial Mortgage Loans
     (Collateralized Mortgage
     Obligations)
                                 $1,450,158        $308      $440
                                 ----------        ----      ----
Total                            $1,450,158        $308      $440
                                 ==========        ====      ====

                                                                                                           CHANGE IN
                                                                                                          UNREALIZED
                                                                                                        APPRECIATION
                                                                                                      (DEPRECIATION)
                                                                                                                FROM
                                     CHANGE IN                             NET        NET    BALANCE     INVESTMENTS
                                    UNREALIZED                       TRANSFERS  TRANSFERS      AS OF   STILL HELD AT
                                  APPRECIATION        NET       NET      IN TO     OUT OF  APRIL 30,       APRIL 30,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3       2010        2010 (A)
Long-Term Bonds
Mortgage-Backed Securities
  Commercial Mortgage Loans
     (Collateralized Mortgage
     Obligations)
                                       $42,949    $    --  $(27,887)   $    --    $    --  1,465,968         $41,576
                                       -------    -------  --------    -------    -------  ---------         -------
Total                                  $42,949        $--  $(27,887)       $--        $--  1,465,968         $41,576
                                       =======    =======  ========    =======    =======  =========         =======




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $289,517,379)     $298,853,118
Repurchase agreement, at value
  (identified cost $69,925,471)        69,925,471
Receivables:
  Interest                              1,928,714
  Fund shares sold                        205,152
  Investment securities sold               63,312
Other assets                               43,138
                                     ------------
     Total assets                     371,018,905
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      55,142,153
  Fund shares redeemed                    624,238
  Transfer agent (See Note 3)             167,842
  Manager (See Note 3)                    116,912
  NYLIFE Distributors (See Note 3)        108,511
  Shareholder communication                43,334
  Professional fees                        31,796
  Custodian                                 4,653
  Trustees                                  1,628
Accrued expenses                            3,513
Dividend payable                           92,621
                                     ------------
     Total liabilities                 56,337,201
                                     ------------
Net assets                           $314,681,704
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    360,168
Additional paid-in capital            303,119,544
                                     ------------
                                      303,479,712
Accumulated distributions in excess
  of net investment income               (112,975)
Accumulated net realized gain on
  investments and futures
  transactions                          1,979,228
Net unrealized appreciation on
  investments                           9,335,739
                                     ------------
Net assets                           $314,681,704
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 61,838,728
                                     ============
Shares of beneficial interest
  outstanding                           7,058,627
                                     ============
Net asset value per share
  outstanding                        $       8.76
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.17
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $180,694,023
                                     ============
Shares of beneficial interest
  outstanding                          20,693,477
                                     ============
Net asset value per share
  outstanding                        $       8.73
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.14
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 38,595,285
                                     ============
Shares of beneficial interest
  outstanding                           4,421,951
                                     ============
Net asset value and offering price
  per share outstanding              $       8.73
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 30,558,905
                                     ============
Shares of beneficial interest
  outstanding                           3,502,552
                                     ============
Net asset value and offering price
  per share outstanding              $       8.72
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  2,994,763
                                     ============
Shares of beneficial interest
  outstanding                             340,155
                                     ============
Net asset value and offering price
  per share outstanding              $       8.80
                                     ============





16    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 5,873,839
                                      -----------
EXPENSES:
  Manager (See Note 3)                    993,271
  Distribution/Service--Investor
     Class (See Note 3)                    77,731
  Distribution/Service--Class A (See
     Note 3)                              228,055
  Distribution/Service--Class B (See
     Note 3)                              212,812
  Distribution/Service--Class C (See
     Note 3)                              158,871
  Transfer agent (See Note 3)             472,124
  Shareholder communication                47,482
  Registration                             43,397
  Professional fees                        43,283
  Custodian                                13,873
  Trustees                                  5,819
  Miscellaneous                            10,182
                                      -----------
     Total expenses before waiver       2,306,900
  Expense waiver from Manager (See
     Note 3)                             (293,698)
                                      -----------
     Net expenses                       2,013,202
                                      -----------
Net investment income                   3,860,637
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 2,562,173
  Futures transactions                   (373,483)
                                      -----------
Net realized gain on investments and
  futures transactions                  2,188,690
                                      -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Investments                          (2,051,792)
  Futures contracts                       242,761
                                      -----------
Net change in unrealized
  appreciation on investments and
  futures contracts                    (1,809,031)
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                            379,659
                                      -----------
Net increase in net assets resulting
  from
  operations                          $ 4,240,296
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  3,860,637  $   9,950,898
 Net realized gain on
  investments and futures
  transactions                   2,188,690      6,176,195
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     (1,809,031)    16,945,609
                              ---------------------------
 Net increase in net assets
  resulting from operations      4,240,296     33,072,702
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (778,678)    (1,944,256)
    Class A                     (2,393,288)    (6,270,796)
    Class B                       (371,066)    (1,196,023)
    Class C                       (279,405)      (741,560)
    Class I                        (36,080)       (56,363)
                              ---------------------------
Total dividends to
 shareholders                   (3,858,517)   (10,208,998)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        17,294,601     84,709,615
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      3,270,343      8,439,872
 Cost of shares redeemed       (37,209,810)  (107,961,395)
                              ---------------------------
    Decrease in net assets
     derived from capital
     share transactions        (16,644,866)   (14,811,908)
                              ---------------------------
    Net increase (decrease)
     in net assets             (16,263,087)     8,051,796
NET ASSETS:
Beginning of period            330,944,791    322,892,995
                              ---------------------------
End of period                 $314,681,704  $ 330,944,791
                              ===========================
Accumulated distributions in
 excess of net investment
 income at end of period      $   (112,975) $    (115,095)
                              ===========================





18    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $  8.75           $  8.16             $  8.41
                                       -------           -------             -------
Net investment income                     0.11(a)           0.26 (a)            0.22 (a)
Net realized and unrealized gain
  (loss) on investments                   0.01              0.59               (0.26)
                                       -------           -------             -------
Total from investment operations          0.12              0.85               (0.04)
                                       -------           -------             -------
Less dividends:
  From net investment income             (0.11)            (0.26)              (0.21)
                                       -------           -------             -------
Net asset value at end of period       $  8.76           $  8.75             $  8.16
                                       =======           =======             =======
Total investment return (b)               1.36%(c)         10.67%              (0.57%)(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                   2.51% ++          2.99%               3.89% ++
  Net expenses                            1.15% ++          1.04%               1.07% ++
  Expenses (before
     waiver/reimbursement)                1.33% ++          1.34%               1.38% ++
Portfolio turnover rate                     70%(d)           103%(d)              51% (d)
Net assets at end of period (in
  000's)                               $61,839           $63,591             $61,147




                                                                             CLASS B
                                     --------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                               YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                               $  8.71         $  8.13        $  8.20        $  8.19        $  8.17        $   8.39
                                       -------         -------        -------        -------        -------        --------
Net investment income                     0.08(a)         0.19 (a)       0.26 (a)       0.28 (a)       0.26 (a)        0.20
Net realized and unrealized gain
  (loss) on investments                   0.02            0.59          (0.06)          0.02           0.03           (0.21)
                                       -------         -------        -------        -------        -------        --------
Total from investment operations          0.10            0.78           0.20           0.30           0.29           (0.01)
                                       -------         -------        -------        -------        -------        --------
Less dividends:
  From net investment income             (0.08)          (0.20)         (0.27)         (0.29)         (0.27)          (0.21)
                                       -------         -------        -------        -------        -------        --------
Net asset value at end of period       $  8.73         $  8.71        $  8.13        $  8.20        $  8.19        $   8.17
                                       =======         =======        =======        =======        =======        ========
Total investment return (b)               1.11%(c)        9.62%          2.41%          3.77%          3.60%          (0.17%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.75%++         2.24%          3.18%          3.41%          3.29%           2.34%
  Net expenses                            1.90%++         1.79%          1.79%          1.80%          1.80%           1.80%
  Expenses (before
     waiver/reimbursement)                2.08%++         2.09%          2.10%          2.10%          2.09%           2.09%
Portfolio turnover rate                     70%(d)         103%(d)         51%(d)         11%            83%(d)         164%(d)
Net assets at end of period (in
  000's)                               $38,595         $45,178        $51,826        $50,123        $64,246        $274,566



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 10%,
     45%, 43%, 32% and 31% for the six-month period ended April 30, 2010 and for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.




20    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS A
      ---------------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                       YEAR ENDED OCTOBER 31,
         2010*              2009              2008              2007              2006              2005

       $   8.72           $   8.13          $   8.21          $   8.19          $   8.18          $  8.40
       --------           --------          --------          --------          --------          -------
           0.11(a)            0.27(a)           0.33  (a)         0.34 (a)          0.33 (a)         0.26
           0.01               0.59             (0.07)             0.03              0.01            (0.21)
       --------           --------          --------          --------          --------          -------
           0.12               0.86              0.26              0.37              0.34             0.05
       --------           --------          --------          --------          --------          -------

          (0.11)             (0.27)            (0.34)            (0.35)            (0.33)           (0.27)
       --------           --------          --------          --------          --------          -------
       $   8.73           $   8.72          $   8.13          $   8.21          $   8.19          $  8.18
       ========           ========          ========          ========          ========          =======
           1.43%(c)          10.71%             3.12%             4.67%             4.26%            0.59%

           2.63%++            3.11%             4.00%             4.16%             4.04%            3.09%
           1.03%++            0.92%             0.97%             1.05%             1.05%            1.05%
           1.21%++            1.21%             1.28%             1.35%             1.34%            1.34%
             70%(d)            103%(d)            51%(d)            11%               83%(d)          164%(d)
       $180,694           $187,771          $182,621          $227,896          $239,392          $76,816



                                                 CLASS C
      --------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                   YEAR ENDED OCTOBER 31,
         2010*              2009             2008            2007            2006            2005

        $  8.71           $  8.12          $  8.20          $ 8.18          $ 8.17          $ 8.39
        -------           -------          -------          ------          ------          ------
           0.08 (a)          0.19 (a)         0.26 (a)        0.28 (a)        0.26 (a)        0.20
           0.01              0.60            (0.07)           0.03            0.02           (0.21)
        -------           -------          -------          ------          ------          ------
           0.09              0.79             0.19            0.31            0.28           (0.01)
        -------           -------          -------          ------          ------          ------

          (0.08)            (0.20)           (0.27)          (0.29)          (0.27)          (0.21)
        -------           -------          -------          ------          ------          ------
        $  8.72           $  8.71          $  8.12          $ 8.20          $ 8.18          $ 8.17
        =======           =======          =======          ======          ======          ======
           0.99%(c)          9.75%            2.28%           3.89%           3.48%          (0.17%)

           1.75%++           2.23%            3.16%           3.41%           3.29%           2.34%
           1.90%++           1.80%            1.80%           1.80%           1.80%           1.80%
           2.08%++           2.09%            2.11%           2.10%           2.09%           2.09%
             70%(d)           103%(d)           51%(d)          11%             83%(d)         164%(d)
        $30,559           $32,659          $25,967          $7,621          $5,684          $7,772




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          CLASS I
                                     --------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                            YEAR ENDED OCTOBER 31,
                                        2010*           2009          2008          2007          2006          2005
Net asset value at beginning of
  period                               $ 8.79          $ 8.19        $ 8.26        $ 8.24        $ 8.21        $ 8.41
                                       ------          ------        ------        ------        ------        ------
Net investment income                    0.13 (a)        0.30 (a)      0.35 (a)      0.40 (a)      0.35 (a)      0.37
Net realized and unrealized gain
  (loss) on investments                  0.00 ++         0.61         (0.04)         0.02          0.03         (0.28)
                                       ------          ------        ------        ------        ------        ------
Total from investment operations         0.13            0.91          0.31          0.42          0.38          0.09
                                       ------          ------        ------        ------        ------        ------
Less dividends:
  From net investment income            (0.12)          (0.31)        (0.38)        (0.40)        (0.35)        (0.29)
                                       ------          ------        ------        ------        ------        ------
Net asset value at end of period       $ 8.80          $ 8.79        $ 8.19        $ 8.26        $ 8.24        $ 8.21
                                       ======          ======        ======        ======        ======        ======
Total investment return (b)              1.54%(c)       11.21%         3.68%         5.31%         4.78%         1.08%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                  2.92%++         3.52%         4.24%         4.84%         4.52%         3.47%
  Net expenses                           0.78%++         0.51%         0.40%         0.42%         0.57%         0.67%
  Expenses (before
     waiver/reimbursement)               0.96%++         0.97%         0.99%         1.00%         0.86%         0.96%
Portfolio turnover rate                    70%(d)         103%(d)        51%(d)        11%           83%(d)       164%(d)
Net assets at end of period (in
  000's)                               $2,995          $1,746        $1,332        $    7        $    1        $   16



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 10%,
     45%, 43%, 32% and 31% for the six-month period ended April 30, 2010 and for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.




22    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $1,465,968 that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants

                                                   mainstayinvestments.com    23
would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and

24    MainStay Government Fund
amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject

                                                   mainstayinvestments.com    25
to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

The effect of derivative instruments on the Statement of Operations for the six-month ended April 30, 2010.

REALIZED GAIN (LOSS)

                            STATEMENT OF   INTEREST
                              OPERATIONS       RATE  CONTRACTS
                                LOCATION       RISK      TOTAL
                       Net realized gain
                       (loss) on futures
Futures Contracts           transactions  $(373,483) $(373,483)
                                          --------------------
Total Realized Gain
  (Loss)                                  $(373,483) $(373,483)
                                          ====================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                INTEREST
                                 STATEMENT OF       RATE
                                   OPERATIONS  CONTRACTS
                                     LOCATION       RISK     TOTAL
                     Net change in unrealized
                   appreciation (depreciation)
Futures Contracts        on futures contracts   $242,761  $242,761
                                               -------------------
Total Change in
  Appreciation
  (Depreciation)                                $242,761  $242,761
                                               ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                 INTEREST RATE
                                     CONTRACTS
                                          RISK  TOTAL
Futures Contracts Short (2)               (177)  (177)
                                 ====================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the

26    MainStay Government Fund

Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on net assets up to $500 million, 0.575% on net assets from $500 million to $1 billion and 0.55% on net assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the six-month period ended April 30, 2010.

New York Life Investments has contractually agreed to waive its management fee to 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and to 0.45% on assets in excess of $1 billion.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $993,271 and waived/reimbursed its fees in the amount of $293,698.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,197 and $11,182, respectively for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $19, $702, $24,530 and $2,850, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by

                                                   mainstayinvestments.com    27
the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $113,074
-----------------------------------------------
Class A                                 221,037
-----------------------------------------------
Class B                                  77,385
-----------------------------------------------
Class C                                  57,772
-----------------------------------------------
Class I                                   2,856
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $  208    0.0%++
-----------------------------------------------
Class C                              126    0.0++
-----------------------------------------------
Class I                            1,306    0.0++
-----------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $6,134.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $450,455 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2014               $ 59
           2015                391
---------------------------------- -----
          Total               $450
---------------------------------- -----



The Fund utilized $5,996,917 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distribution paid from:
  Ordinary Income                    $10,208,998
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $190,843 and $208,087, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $27,671 and $20,026, respectively.


28    MainStay Government Fund

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES       AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       225,622  $  1,982,650
Shares issued to shareholders
  in reinvestment of
  dividends                        82,752       724,348
Shares redeemed                  (634,027)   (5,536,413)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (325,653)   (2,829,415)
Shares converted into
  Investor Class (See Note 1)     271,065     2,369,894
Shares converted from
  Investor Class (See Note 1)    (157,261)   (1,371,532)
                               ------------------------
Net decrease                     (211,849) $ (1,831,053)
                               ========================
Year ended October 31, 2009:
Shares sold                       807,031  $  6,978,011
Shares issued to shareholders
  in reinvestment of
  dividends                       208,230     1,800,449
Shares redeemed                (1,299,088)  (11,209,739)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (283,827)   (2,431,279)
Shares converted into
  Investor Class (See Note 1)     449,634     3,874,448
Shares converted from
  Investor Class (See Note 1)    (393,079)   (3,424,421)
                               ------------------------
Net decrease                     (227,272) $ (1,981,252)
                               ========================

 CLASS A                         SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       821,213  $  7,190,305

Shares issued to shareholders
  in reinvestment of
  dividends                       231,821     2,022,632

Shares redeemed                (2,075,810)  (18,066,180)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                   (1,022,776)   (8,853,243)

Shares converted into Class A
  (See Note 1)                    418,179     3,644,618

Shares converted from Class A
  (See Note 1)                    (92,506)     (805,723)

Shares converted from Class A
  (a)                            (147,997)   (1,284,614)
                               ------------------------


Net decrease                     (845,100) $ (7,298,962)
                               ========================


Year ended October 31, 2009:

Shares sold                     5,595,487  $ 48,373,913

Shares issued to shareholders
  in reinvestment of
  dividends                       594,745     5,125,361

Shares redeemed                (7,990,962)  (68,713,916)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                   (1,800,730)  (15,214,642)

Shares converted into Class A
  (See Note 1)                    975,401     8,419,780

Shares converted from Class A
  (See Note 1)                    (99,773)     (866,754)
                               ------------------------


Net decrease                     (925,102) $ (7,661,616)
                               ========================





 CLASS B                         SHARES       AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       455,651  $  3,972,556
Shares issued to shareholders
  in reinvestment of
  dividends                        38,056       332,002
Shares redeemed                  (815,912)   (7,091,900)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (322,205)   (2,787,342)
Shares converted from Class B
  (See Note 1)                   (440,168)   (3,837,257)
                               ------------------------
Net decrease                     (762,373) $ (6,624,599)
                               ========================
Year ended October 31, 2009:
Shares sold                     1,379,738  $ 11,849,845
Shares issued to shareholders
  in reinvestment of
  dividends                       121,091     1,042,823
Shares redeemed                (1,760,605)  (15,118,893)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (259,776)   (2,226,225)
Shares converted from Class B
  (See Note 1)                   (933,209)   (8,003,053)
                               ------------------------
Net decrease                   (1,192,985) $(10,229,278)
                               ========================




 CLASS C                         SHARES       AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       424,577  $  3,705,769
Shares issued to shareholders
  in reinvestment of
  dividends                        18,843       164,314
Shares redeemed                  (690,090)   (6,000,493)
                               ------------------------
Net decrease                     (246,670) $ (2,130,410)
                               ========================
Year ended October 31, 2009:
Shares sold                     1,830,576  $ 15,752,695
Shares issued to shareholders
  in reinvestment of
  dividends                        48,474       417,395
Shares redeemed                (1,326,630)  (11,406,279)
                               ------------------------
Net increase                      552,420  $  4,763,811
                               ========================




 CLASS I                         SHARES      AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       50,232  $   443,321
Shares issued to shareholders
  in reinvestment of dividends     3,074       27,047
Shares redeemed                  (58,592)    (514,824)
                                ---------------------
Net decrease in shares
  outstanding before
  conversion                      (5,286)     (44,456)
Shares converted into Class I
  (a)                            146,813    1,284,614
                                ---------------------
Net increase                     141,527  $ 1,240,158
                                =====================
Year ended October 31, 2009:
Shares sold                      204,101  $ 1,755,151
Shares issued to shareholders
  in reinvestment of dividends     6,201       53,844
Shares redeemed                 (174,284)  (1,512,568)
                                ---------------------
Net increase                      36,018  $   296,427
                                =====================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same

                                                   mainstayinvestments.com    29
    fund for which you are eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


30    MainStay Government Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A018307 MS121-10                                          MSG10-06/10
                                                                              07

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD CORPORATE BOND FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

        MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD CORPORATE BOND FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------
FINANCIAL STATEMENTS                       25
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              31
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        40
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       40



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          3.02%    25.21%    5.50%    6.42%
Excluding sales charges     7.88     31.11     6.47     6.91




                                                            (With sales charges)


(PERFORMANCE GRAPH)

               MAINSTAY HIGH     CREDIT SUISSE
              YIELD CORPORATE      HIGH YIELD
                 BOND FUND           INDEX
              ---------------    -------------
4/30/00             9550             10000
4/30/01             9087              9987
4/30/02             9517             10596
4/30/03            10338             11788
4/30/04            12748             13760
4/30/05            13612             14712
4/30/06            14842             15948
4/30/07            16641             17965
4/30/08            16345             17814
4/30/09            14208             15179
4/30/10            18627             21485



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX      ONE     FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          2.93%    25.34%    5.51%    6.42%
Excluding sales charges     7.78     31.25     6.49     6.91




                                                            (With sales charges)


(PERFORMANCE GRAPH)

                          MAINSTAY HIGH     CREDIT SUISSE
                         YIELD CORPORATE      HIGH YIELD
                            BOND FUND           INDEX
                         ---------------    -------------
4/30/00                       23875             25000
4/30/01                       22719             24968
4/30/02                       23793             26491
4/30/03                       25845             29469
4/30/04                       31871             34399
4/30/05                       34030             36781
4/30/06                       37105             39870
4/30/07                       41604             44913
4/30/08                       40847             44535
4/30/09                       35501             37947
4/30/10                       46593             53711



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX      ONE     FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          2.36%    25.24%    5.37%    6.11%
Excluding sales charges     7.36     30.24     5.67     6.11




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY HIGH    CREDIT SUISSE
            YIELD CORPORATE       HIGH YIELD
                  BOND FUND            INDEX
            ---------------    -------------
4/30/00          10000             10000
4/30/01           9439              9987
4/30/02           9817             10596
4/30/03          10581             11788
4/30/04          12964             13760
4/30/05          13733             14712
4/30/06          14883             15948
4/30/07          16527             17965
4/30/08          16122             17814
4/30/09          13893             15179
4/30/10          18094             21485








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          6.36%    29.24%    5.67%    6.11%
Excluding sales charges     7.36     30.24     5.67     6.11




(With sales charges)


(PERFORMANCE GRAPH)

               MAINSTAY HIGH     CREDIT SUISSE
              YIELD CORPORATE      HIGH YIELD
                 BOND FUND           INDEX
              ---------------    -------------
4/30/00            10000             10000
4/30/01             9439              9987
4/30/02             9817             10596
4/30/03            10581             11788
4/30/04            12964             13760
4/30/05            13733             14712
4/30/06            14882             15948
4/30/07            16552             17965
4/30/08            16121             17814
4/30/09            13891             15179
4/30/10            18092             21485



CLASS I SHARES(3)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX      ONE     FIVE      TEN
TOTAL RETURNS              MONTHS    YEAR     YEARS    YEARS
------------------------------------------------------------
                            8.10%    31.82%    6.76%    7.20%





(PERFORMANCE GRAPH)

                          MAINSTAY HIGH     CREDIT SUISSE
                         YIELD CORPORATE      HIGH YIELD
                            BOND FUND           INDEX
                         ---------------    -------------
4/30/00                       10000             10000
4/30/01                        9528              9987
4/30/02                       10014             10596
4/30/03                       10887             11788
4/30/04                       13475             13760
4/30/05                       14446             14712
4/30/06                       15789             15948
4/30/07                       17745             17965
4/30/08                       17438             17814
4/30/09                       15199             15179
4/30/10                       20035             21485



CLASS R2 SHARES(4)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX      ONE     FIVE      TEN
TOTAL RETURNS              MONTHS    YEAR     YEARS    YEARS
------------------------------------------------------------
                            7.92%    31.07%    6.42%    6.83%





(PERFORMANCE GRAPH)

              MAINSTAY HIGH    CREDIT SUISSE
            YIELD CORPORATE       HIGH YIELD
                  BOND FUND            INDEX
            ---------------    -------------
4/30/00          10000             10000
4/30/01           9501              9987
4/30/02           9945             10596
4/30/03          10790             11788
4/30/04          13306             13760
4/30/05          14187             14712
4/30/06          15475             15948
4/30/07          17297             17965
4/30/08          16983             17814
4/30/09          14776             15179
4/30/10          19367             21485




BENCHMARK PERFORMANCE                          SIX       ONE      FIVE     TEN
                                             MONTHS     YEAR     YEARS    YEARS

Credit Suisse High Yield Index(5)            11.53%    41.54%    7.87%    7.95%
Average Lipper high current yield fund(6)    10.79     37.76     6.25     5.68






3. Performance figures for Class I shares, first offered to the public on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Class R2 shares were first offered to the public on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include historic performance of Class B shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Total returns assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,078.80        $5.57          $1,019.40         $5.41
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,077.80        $5.25          $1,019.70         $5.11
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,073.60        $9.41          $1,015.70         $9.15
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,073.60        $9.41          $1,015.70         $9.15
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,081.00        $3.97          $1,021.00         $3.86
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,079.20        $5.77          $1,019.20         $5.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.08% for Investor Class, 1.02% for Class A, 1.83% for Class B and Class C, 0.77% for Class I and 1.12% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 75.5
Yankee Bonds                                     9.6
Short-Term Investment                            7.6
Loan Assignments & Participations                5.1
Convertible Bonds                                0.6
Common Stocks                                    0.5
Foreign Bond                                     0.4
Preferred Stocks                                 0.3
Other Assets, Less Liabilities                   0.2
Convertible Preferred Stock                      0.2
Asset-Backed Security                            0.0
Warrants                                         0.0




 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Ford Motor Credit Co. LLC,
        5.507%-12.00%, due 6/15/10-1/15/20
    2.  HCA, Inc., 1.79%-9.875%, due
        9/1/10-4/15/19
    3.  Georgia-Pacific Corp., 7.00%-8.875%, due
        5/15/11-5/15/31
    4.  Intelsat Subsidiary Holding Co., Ltd.,
        8.50%-8.875%, due 1/15/13-1/15/15
    5.  GMAC, Inc., 6.75%-8.30%, due
        3/2/11-11/1/31
    6.  Charter Communications Operating LLC,
        2.30%-8.00%, due 4/30/12-9/6/16
    7.  Nova Chemicals Corp., 3.649%-8.625%, due
        1/15/12-11/1/19
    8.  Texas Competitive Electric Holdings Co.
        LLC, 3.752%, due 10/10/14
    9.  Reliant Energy, Inc., 7.625%-7.875%, due
        6/15/14-6/15/17
   10.  Chesapeake Energy Corp., 6.375%-7.50%,
        due 9/15/13-8/15/17





8    MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 7.88% for Investor Class shares, 7.78% for Class A shares and 7.36% for Class B and Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 8.10% and Class R2 shares returned 7.92%. All share classes underperformed the 10.79% return of the average Lipper(1) high current yield fund and the 11.53% return of the Credit Suisse High Yield Index(2) for the six months ended April 30, 2010. The Credit Suisse High Yield Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE HIGH-YIELD CORPORATE BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The high-yield corporate bond market's positive performance was driven by a combination of excess liquidity, which fueled investment in riskier assets, and increasing investor optimism for a strong economic recovery. During the reporting period, riskier high-yield bonds significantly outperformed higher-quality bonds.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's performance relative to its benchmark and peers resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yield spreads(3) as compared to historical levels. The Fund remained conservatively positioned throughout the reporting period. This positioning was based on what we perceived as unattractive valuations among riskier high-yield bonds and on weak business fundamentals for many high-yield issuers.

WHAT WERE SOME OF THE INDUSTRY POSITIONS OR SPECIFIC HOLDINGS THAT HAD A MEANINGFUL IMPACT ON THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's three most significant positive contributors to performance were the Fund's investments in the energy, financials and transportation industries. Automotive finance companies Ford Motor Credit and GMAC were notable contributors to performance, as were hospital operator HCA and forest products producer Georgia Pacific. Although no industries generated negative returns during the reporting period, the Fund's investments in the retail, aerospace and food and drug industries contributed the least to performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund purchased bonds issued by Consol Energy, the largest U.S. producer of high-BTU bituminous coal. The Fund also purchased bonds issued by TRW Automotive, a global supplier of automotive safety systems, and Treehouse Foods, a leading private-label food producer. All of these purchases had a positive impact on the Fund's performance. During the reporting period the Fund sold positions in diagnostic imaging provider Alliance Imaging, and Lafarge, a global building materials supplier. Both were positive contributors to performance. The Fund sold its position in Texas natural gas utility Energy Future Holdings at a loss.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation, energy and cable/wireless industries. As of the same date, the Fund held underweight positions in the metals/minerals, retail and information technology industries. In general, the Fund held overweight positions in sectors that are more defensive and companies of higher quality, given the uncertain economic outlook for many high-yield issuers. The Fund also held overweight positions in higher-quality high-yield bonds because we felt that the valuations of riskier bonds were unattractive.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                 PRINCIPAL
                                    AMOUNT           VALUE
LONG-TERM BONDS 91.2%+
ASSET-BACKED SECURITY 0.0%++
----------------------------------------------------------

ELECTRIC 0.0%++
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  9.237%, due 7/2/17        $      520,555  $      538,826
                                            --------------
Total Asset-Backed
  Security
  (Cost $482,030)                                  538,826
                                            --------------


CONVERTIBLE BONDS 0.6%
----------------------------------------------------------

HEALTH CARE--PRODUCTS 0.1%
Bio Rad Labs
  8.00%, due 9/15/16             7,810,000       8,337,175
                                            --------------


HOLDING COMPANY--DIVERSIFIED 0.3%
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  4.00%, due 8/15/13 (a)        13,255,000      11,631,263
Icahn Enterprises, L.P.
  4.00%, due 8/15/13             4,190,000       3,676,725
                                            --------------
                                                15,307,988
                                            --------------

INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                  61,533,853           6,153
                                            --------------


RETAIL 0.2%
Penske Auto Group, Inc.
  3.50%, due 4/1/26             11,665,000      11,665,000
                                            --------------
Total Convertible Bonds
  (Cost $32,435,949)                            35,316,316
                                            --------------


CORPORATE BONDS 75.5%
----------------------------------------------------------

ADVERTISING 1.1%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14           20,420,000      20,930,500
Jostens Intermediate
  Holding Corp.
  7.625%, due 10/1/12           12,340,000      12,386,275
Lamar Media Corp.
  6.625%, due 8/15/15           16,883,000      16,629,755
  Series C
  6.625%, due 8/15/15            2,765,000       2,682,050
  7.875%, due 4/15/18 (a)        7,490,000       7,658,525
  9.75%, due 4/1/14              8,650,000       9,623,125
                                            --------------
                                                69,910,230
                                            --------------

AEROSPACE & DEFENSE 0.3%
BE Aerospace, Inc.
  8.50%, due 7/1/18              8,490,000       9,084,300
L-3 Communications Corp.
  6.125%, due 7/15/13            6,914,000       7,017,710
                                            --------------
                                                16,102,010
                                            --------------

AGRICULTURE 0.3%
Alliance One
  International, Inc.
  10.00%, due 7/15/16 (a)       11,440,000      12,126,400
Reynolds American, Inc.
  7.625%, due 6/1/16             4,730,000       5,318,710
                                            --------------
                                                17,445,110
                                            --------------

AIRLINES 0.4%
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (a)        13,130,000      13,097,175
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/27/49 (f)                   5,175,000         109,710
  2.875%, due 2/6/24
  (c)(f)                         7,201,000         156,262
  2.875%, due 2/18/49
  (a)(c)(f)                      4,190,000          90,923
  8.00%, due 6/3/23 (c)(f)      13,575,000         294,578
  8.00%, due 6/3/49 (c)(f)      10,459,000         226,960
  8.30%, due 12/15/29
  (c)(f)                        11,297,000         239,496
  9.25%, due 3/15/49
  (c)(f)                         9,000,000         190,800
  9.75%, due 5/15/49
  (c)(f)                         2,115,000          44,838
  10.00%, due 8/15/49
  (c)(f)                         8,195,000         173,734
  10.375%, due 12/15/22
  (c)(f)                        15,160,000         321,392
  10.375%, due 2/1/49
  (c)(f)                         6,515,000         138,118
Northwest Airlines, Inc.
  Series 2001-1, Class 1B
  7.691%, due 10/1/18            3,143,302       2,986,136
  Series 2002-1, Class IC2
  9.055%, due 5/20/12            4,309,612       3,835,555
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (c)(f)                        11,810,900          86,810
  7.875%, due 12/31/49
  (c)(f)                         8,723,000          54,083
  8.70%, due 3/15/49
  (c)(f)                           445,000           2,759
  8.875%, due 6/1/49
  (c)(f)                         5,229,300          32,422
  9.875%, due 3/15/37
  (c)(f)                        18,534,200         114,912
  10.00%, due 2/1/49
  (c)(f)                        14,683,200          91,036
                                            --------------
                                                22,287,699
                                            --------------

APPAREL 0.6%
Hanesbrands, Inc.
  8.00%, due 12/15/16           14,420,000      15,068,900


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

10    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

APPAREL (CONTINUED)
Unifi, Inc.
  11.50%, due 5/15/14       $   19,709,000  $   20,300,270
                                            --------------
                                                35,369,170
                                            --------------

AUTO MANUFACTURERS 1.0%
Ford Holdings LLC
  9.30%, due 3/1/30             10,935,000      11,153,700
Ford Motor Co.
  6.50%, due 8/1/18              2,645,000       2,512,750
Harley-Davidson Funding
  Corp.
  5.25%, due 12/15/12 (a)          250,000         261,141
  6.80%, due 6/15/18 (a)        32,324,000      32,963,563
Oshkosh Corp.
  8.25%, due 3/1/17 (a)          5,955,000       6,267,637
  8.50%, due 3/1/20 (a)          5,960,000       6,272,900
                                            --------------
                                                59,431,691
                                            --------------


AUTO PARTS & EQUIPMENT 2.6%
Allison Transmission, Inc.
  11.25%, due 11/1/15
  (a)(g)                         5,151,800       5,563,944
American Tire
  Distributors, Inc.
  6.541%, due 4/1/12 (h)         4,635,000       4,385,869
  10.75%, due 4/1/13             7,245,000       7,471,406
Cooper Standard
  Automotive, Inc
  8.50%, due 5/1/18 (a)          8,150,000       8,333,375
Cooper Tire & Rubber Co.
  7.625%, due 3/15/27            4,680,000       4,305,600
FleetPride Corp.
  11.50%, due 10/1/14 (a)       17,535,000      16,044,525
Goodyear Tire & Rubber Co.
  (The)
  7.857%, due 8/15/11           16,515,000      17,443,969
  8.625%, due 12/1/11           18,504,000      19,313,550
  10.50%, due 5/15/16           13,840,000      15,414,300
Johnson Controls, Inc.
  5.25%, due 1/15/11             7,520,000       7,744,066
  7.70%, due 3/1/15              5,405,000       6,315,034
Lear Corp.
  7.875%, due 3/15/18            5,335,000       5,435,031
  8.125%, due 3/15/20            3,730,000       3,804,600
Lear Corp. (Escrow Shares)
  8.75%, due 12/1/16
  (b)(e)(f)                     15,444,000          23,166
Tenneco Automotive, Inc.
  10.25%, due 7/15/13            9,517,000       9,814,406
Tenneco, Inc.
  8.125%, due 11/15/15          10,891,000      11,299,412
TRW Automotive, Inc.
  7.00%, due 3/15/14 (a)         8,845,000       8,955,563
  8.875%, due 12/1/17 (a)       11,595,000      12,305,194
                                            --------------
                                               163,973,010
                                            --------------

BANKS 1.8%
CapitalSource, Inc.
  12.75%, due 7/15/14 (a)       19,350,000      22,397,625
V  GMAC, Inc.
  6.75%, due 12/1/14            26,445,000      26,378,887
  6.875%, due 9/15/11           11,930,000      12,138,775
  7.25%, due 3/2/11              5,558,000       5,662,213
  8.00%, due 11/1/31            13,970,000      13,620,750
  8.30%, due 2/12/15 (a)        17,131,000      17,880,481
Provident Funding
  Associates
  10.25%, due 4/15/17 (a)       12,155,000      12,580,425
                                            --------------
                                               110,659,156
                                            --------------

BEVERAGES 0.6%
Constellation Brands, Inc.
  7.25%, due 9/1/16              1,150,000       1,180,188
  7.25%, due 5/15/17             9,554,000       9,745,080
  8.375%, due 12/15/14           6,242,000       6,694,545
Cott Beverages, Inc.
  8.375%, due 11/15/17 (a)      20,967,000      21,910,515
                                            --------------
                                                39,530,328
                                            --------------

BIOTECHNOLOGY 0.0%++
Bio-Rad Laboratories, Inc.
  7.50%, due 8/15/13             1,420,000       1,441,300
                                            --------------


BUILDING MATERIALS 1.6%
Building Materials Corp.
  of America
  7.00%, due 2/15/20 (a)        13,170,000      13,367,550
  7.50%, due 3/15/20 (a)        13,805,000      13,770,488
Compression Polymers Corp.
  10.50%, due 7/1/13             5,660,000       5,716,600
CRH America, Inc.
  5.625%, due 9/30/11            3,550,000       3,725,682
Goodman Global, Inc.
  13.50%, due 2/15/16           13,075,000      14,660,344
Texas Industries, Inc.
  7.25%, due 7/15/13            36,477,000      36,340,211
USG Corp.
  9.75%, due 8/1/14 (a)         11,270,000      12,171,600
                                            --------------
                                                99,752,475
                                            --------------

CHEMICALS 1.9%
CF Industries, Inc.
  6.875%, due 5/1/18             9,615,000      10,023,638
  7.125%, due 5/1/20             7,750,000       8,156,875
Georgia Gulf Corp.
  9.00%, due 1/15/17 (a)        16,290,000      17,185,950
Huntsman International LLC
  5.50%, due 6/30/16 (a)         3,676,000       3,345,160
JohnsonDiversey, Inc.
  8.25%, due 11/15/19 (a)          500,000         525,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

CHEMICALS (CONTINUED)
Mosaic Global Holdings,
  Inc.
  7.375%, due 12/1/14 (a)   $    3,900,000  $    4,158,418
  7.625%, due 12/1/16 (a)        5,090,000       5,588,642
Nalco Co.
  8.25%, due 5/15/17 (a)         2,390,000       2,563,275
Olin Corp.
  8.875%, due 8/15/19            7,788,000       8,469,450
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (a)        22,118,000      22,864,482
  13.00%, due 8/1/14 (a)         4,095,000       4,176,900
Terra Capital, Inc.
  7.75%, due 11/1/19            17,220,000      21,159,075
Westlake Chemical Corp.
  6.625%, due 1/15/16            7,870,000       7,870,000
                                            --------------
                                               116,086,865
                                            --------------

COAL 0.8%
Consol Energy, Inc.
  8.00%, due 4/1/17 (a)         26,900,000      28,413,125
Peabody Energy Corp.
  5.875%, due 4/15/16            1,845,000       1,835,775
  6.875%, due 3/15/13            8,413,000       8,518,162
  7.375%, due 11/1/16            2,185,000       2,316,100
  7.875%, due 11/1/26            7,080,000       7,469,400
                                            --------------
                                                48,552,562
                                            --------------

COMMERCIAL SERVICES 2.4%
Cardtronics, Inc.
  9.25%, due 8/15/13            13,306,000      13,788,343
Corrections Corp. of
  America
  6.25%, due 3/15/13             2,339,000       2,374,085
  6.75%, due 1/31/14             1,405,000       1,434,856
  7.75%, due 6/1/17              6,990,000       7,409,400
El Comandante Capital
  Corp.
  (Escrow Shares)
  (zero coupon), due
  12/31/50 (b)(e)(f)            21,941,051       1,579,756
Ford Holdings, Inc.
  9.375%, due 3/1/20               750,000         780,000
FTI Consulting, Inc.
  7.625%, due 6/15/13            3,530,000       3,565,300
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13           14,650,000      14,814,812
GWR Operating Partnership
  LLP
  10.875%, due 4/1/17 (a)       12,545,000      12,482,275
iPayment, Inc.
  9.75%, due 5/15/14            16,404,000      15,132,690
KAR Auction Services, Inc.
  4.338%, due 5/1/14            11,780,000      11,029,025
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)         24,640,000      23,531,200
Lender Processing
  Services, Inc.
  8.125%, due 7/1/16            11,748,000      12,526,305
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  6.50%, due 8/1/49
  (b)(e)(f)                        460,000          23,920
  9.75%, due 1/15/49
  (a)(b)(e)(f)                  26,020,000       1,353,040
Quintiles Transnational
  Corp.
  10.25%, due 12/30/14
  (a)(g)                        18,310,000      18,538,875
Service Corp.
  International
  7.625%, due 10/1/18            6,850,000       7,004,125
                                            --------------
                                               147,368,007
                                            --------------

COMPUTERS 0.5%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14           12,070,000      11,481,588
  10.625%, due 5/15/15          19,260,000      21,234,150
                                            --------------
                                                32,715,738
                                            --------------

DISTRIBUTION & WHOLESALE 0.3%
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)        18,338,000      19,782,118
                                            --------------


DIVERSIFIED FINANCIAL SERVICES 2.6%
AmeriCredit Corp.
  8.50%, due 7/1/15             19,465,000      18,905,381
Credit Acceptance Corp.
  9.125%, due 2/1/17 (a)         4,000,000       4,180,000
Global Cash
  Acceptance/Global Cash
  Finance Corp.
  8.75%, due 3/15/12               818,000         820,045
Janus Capital Group, Inc.
  6.125%, due 9/15/11            2,020,000       2,063,289
  6.50%, due 6/15/12             4,324,000       4,477,904
  6.95%, due 6/15/17            26,050,000      26,538,490
Nationstar
  Mortgage/Nationstar
  Capital Corp.
  10.875%, due 4/1/15 (a)       28,512,000      27,514,080
Nuveen Investments, Inc.
  5.00%, due 9/15/10             1,272,000       1,272,000
  10.50%, due 11/15/15           6,990,000       6,990,000
Premium Asset Trust/GEFA
  0.518%, due 9/28/10
  (a)(h)                        15,665,000      15,312,537
SLM Corp.
  8.00%, due 3/25/20            29,240,000      28,143,500
SquareTwo Financial Corp.
  11.625%, due 4/1/17 (a)       12,475,000      12,225,500
Susser Holdings & Finance
  8.50%, due 5/15/16            15,628,000      15,784,280
                                            --------------
                                               164,227,006
                                            --------------



12    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

ELECTRIC 4.0%
AES Corp. (The)
  8.75%, due 5/15/13 (a)    $   14,271,000  $   14,485,065
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17             14,554,246      14,955,943
Calpine Construction
  Finance Co., L.P. and
  CCFC Finance Corp.
  8.00%, due 6/1/16 (a)         40,730,000      42,155,550
Calpine Corp.
  7.25%, due 10/15/17 (a)       37,579,000      36,451,630
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)          2,800,000       2,933,000
  8.625%, due 11/14/11          10,090,000      10,670,175
NRG Energy, Inc.
  7.25%, due 2/1/14             14,667,000      14,868,671
Orion Power Holdings, Inc.
  12.00%, due 5/1/10            18,114,000      18,114,000
PNM Resources, Inc.
  9.25%, due 5/15/15             8,710,000       9,374,138
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18             8,760,000       9,346,657
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26             3,700,000       3,977,500
V  Reliant Energy, Inc.
  7.625%, due 6/15/14            8,135,000       8,084,156
  7.875%, due 6/15/17           51,775,000      49,704,000
RRI Energy, Inc.
  6.75%, due 12/15/14           13,856,000      14,254,360
                                            --------------
                                               249,374,845
                                            --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
Belden, Inc.
  7.00%, due 3/15/17            12,530,000      12,342,050
  9.25%, due 6/15/19 (a)        15,000,000      16,125,000
                                            --------------
                                                28,467,050
                                            --------------

ENERGY--ALTERNATE SOURCES 0.3%
Headwaters, Inc.
  11.375%, due 11/1/14          15,460,000      16,348,950
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (b)            14,511          14,963
                                            --------------
                                                16,363,913
                                            --------------

ENTERTAINMENT 2.6%
American Casino &
  Entertainment Properties
  LLC
  11.00%, due 6/15/14           13,660,000      13,420,950
FireKeepers Development
  Authority
  13.875%, due 5/1/15 (a)        2,410,000       2,795,600
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14              8,986,000       8,312,050
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14            19,485,000      18,632,531
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13            2,750,000       2,475,000
  8.00%, due 4/1/12             13,298,000      12,633,100
Peninsula Gaming LLC
  8.375%, due 8/15/15 (a)        8,960,000       9,161,600
  10.75%, due 8/15/17 (a)       10,005,000      10,230,112
Penn National Gaming, Inc.
  6.75%, due 3/1/15             25,795,000      25,666,025
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15             5,252,000       5,055,050
  8.25%, due 3/15/12             9,742,000       9,754,178
  8.625%, due 8/1/17 (a)         7,320,000       7,649,400
  8.75%, due 5/15/20 (a)         7,550,000       7,540,563
Seneca Gaming Corp.
  7.25%, due 5/1/12              4,357,000       4,335,215
  Series B
  7.25%, due 5/1/12              5,721,000       5,692,395
Speedway Motorsports, Inc.
  6.75%, due 6/1/13              2,340,000       2,351,700
  8.75%, due 6/1/16             11,035,000      11,807,450
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (b)(e)       1,515,786       1,061,050
Vail Resorts, Inc.
  6.75%, due 2/15/14             2,654,000       2,687,175
                                            --------------
                                               161,261,144
                                            --------------

ENVIRONMENTAL CONTROLS 0.5%
Clean Harbors, Inc.
  7.625%, due 8/15/16            9,620,000      10,016,825
Geo Sub Corp.
  11.00%, due 5/15/12           21,865,000      21,564,356
                                            --------------
                                                31,581,181
                                            --------------

FINANCE--AUTO LOANS 2.9%
V  Ford Motor Credit Co.
  LLC
  5.507%, due 6/15/11 (h)        2,790,000       2,828,362
  7.25%, due 10/25/11           27,690,000      28,600,392
  7.375%, due 2/1/11             6,870,000       7,030,153
  7.50%, due 8/1/12             11,930,000      12,329,894
  7.875%, due 6/15/10           22,710,000      22,829,886
  8.00%, due 6/1/14             33,730,000      35,451,478
  8.125%, due 1/15/20            5,910,000       6,261,539
  9.875%, due 8/10/11           22,150,000      23,439,972
  12.00%, due 5/15/15           13,415,000      16,231,546


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

FINANCE--AUTO LOANS (CONTINUED)
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14        $   19,305,000  $   19,399,923
  7.25%, due 3/2/11              3,340,000       3,406,653
                                            --------------
                                               177,809,798
                                            --------------

FOOD 2.8%
American Seafoods Group
  LLC/American Seafoods
  Finance, Inc.
  10.75%, due 5/15/16
  (a)(b)                        17,678,000      17,722,195
American Stores Co.
  8.00%, due 6/1/26             17,979,000      16,001,310
ASG Consolidated LLC/ASG
  Finance, Inc.
  11.50%, due 11/1/11            8,574,000       8,863,373
  15.00%, due 5/15/17
  (a)(b)                        12,510,000      11,853,225
B&G Foods, Inc.
  7.625%, due 1/15/18           11,985,000      12,314,587
M-Foods Holding, Inc.
  9.75%, due 10/1/13 (a)        15,100,000      15,609,625
Michael Foods, Inc.
  8.00%, due 11/15/13            2,875,000       2,936,094
Stater Brothers Holdings
  7.75%, due 4/15/15             5,132,000       5,208,980
  8.125%, due 6/15/12              475,000         476,781
TreeHouse Foods, Inc.
  6.03%, due 9/30/13
  (b)(e)                        23,700,000      23,463,000
  7.75%, due 3/1/18             11,560,000      12,051,300
Tyson Foods, Inc.
  7.85%, due 4/1/16              9,015,000       9,781,275
  8.25%, due 10/1/11            12,280,000      13,201,000
  10.50%, due 3/1/14            20,858,000      24,742,802
                                            --------------
                                               174,225,547
                                            --------------

FOREST PRODUCTS & PAPER 2.8%
Bowater, Inc.
  9.375%, due 12/15/21 (c)      28,888,000      11,410,760
Domtar Corp.
  7.875%, due 10/15/11          28,579,000      30,436,635
V  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)         5,760,000       5,990,400
  7.125%, due 1/15/17 (a)        6,845,000       7,221,475
  7.25%, due 6/1/28              2,370,000       2,405,550
  7.75%, due 11/15/29            1,174,000       1,209,220
  8.00%, due 1/15/24            17,193,000      18,568,440
  8.125%, due 5/15/11           31,872,000      33,624,960
  8.875%, due 5/15/31           29,615,000      32,872,650
Georgia-Pacific LLC
  8.25%, due 5/1/16 (a)          4,398,000       4,815,810
  9.50%, due 12/1/11             3,000,000       3,288,750
Weyerhaeuser Co.
  6.95%, due 10/1/27             3,695,000       3,610,964
  7.375%, due 10/1/19           13,935,000      15,213,801
  7.375%, due 3/15/32            1,655,000       1,666,658
  8.50%, due 1/15/25             4,130,000       4,361,408
                                            --------------
                                               176,697,481
                                            --------------

HAND & MACHINE TOOLS 0.1%
Baldor Electric Co.
  8.625%, due 2/15/17            8,521,000       9,010,958
                                            --------------


HEALTH CARE--PRODUCTS 1.6%
Biomet, Inc.
  10.00%, due 10/15/17          10,140,000      11,154,000
  10.375%, due 10/15/17
  (g)                            4,990,000       5,489,000
  11.625%, due 10/15/17         15,290,000      17,124,800
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15            7,335,000       7,362,506
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14            17,895,000      18,834,487
Invacare Corp.
  9.75%, due 2/15/15            17,120,000      18,532,400
ReAble Therapeutics
  Finance LLC/ReAble
  Therapeutics Finance
  Corp.
  11.75%, due 11/15/14          18,274,000      19,461,810
Universal Hospital
  Services, Inc.
  3.859%, due 6/1/15 (h)           930,000         795,150
  8.50%, due 6/1/15 (g)          1,705,000       1,692,213
                                            --------------
                                               100,446,366
                                            --------------

HEALTH CARE--SERVICES 3.0%
American Renal Holdings
  8.375%, due 5/15/18 (a)       10,555,000      10,634,163
Centene Corp.
  7.25%, due 4/1/14              6,047,000       6,092,353
Community Health Systems,
  Inc.
  8.875%, due 7/15/15           19,255,000      20,217,750
DaVita, Inc.
  6.625%, due 3/15/13           14,620,000      14,766,200
V  HCA, Inc.
  5.75%, due 3/15/14             5,065,000       4,913,050
  6.25%, due 2/15/13             4,059,000       4,084,369
  6.30%, due 10/1/12            23,321,000      23,670,815
  6.375%, due 1/15/15            6,784,000       6,605,920
  6.75%, due 7/15/13             9,545,000       9,688,175
  7.19%, due 11/15/15            5,697,000       5,526,090
  7.875%, due 2/1/11            11,310,000      11,606,887


14    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

HEALTH CARE--SERVICES (CONTINUED)
HCA, Inc. (continued)
  8.50%, due 4/15/19 (a)    $   15,775,000  $   17,332,781
  8.75%, due 9/1/10              2,860,000       2,917,200
  9.00%, due 12/15/14            1,595,000       1,650,825
  9.125%, due 11/15/14           1,815,000       1,930,706
  9.875%, due 2/15/17 (a)        3,645,000       4,027,725
Healthsouth Corp.
  8.125%, due 2/15/20            4,905,000       4,954,050
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15             8,832,000       9,008,640
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14            8,658,000       9,069,255
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15           13,175,000      13,636,125
Vanguard Health Holding
  Co. II LLC/Vanguard
  Holding Co. II, Inc.
  8.00%, due 2/1/18 (a)          3,795,000       3,757,050
                                            --------------
                                               186,090,129
                                            --------------

HOLDING COMPANY--DIVERSIFIED 0.2%
Leucadia National Corp.
  8.125%, due 9/15/15           14,255,000      14,932,113
                                            --------------


HOME FURNISHING 0.1%
Sealy Mattress Co.
  10.875%, due 4/15/16 (a)       6,849,000       7,807,860
                                            --------------


HOUSEHOLD PRODUCTS & WARES 1.0%
Central Garden and Pet Co.
  8.25%, due 3/1/18             18,075,000      18,481,687
Jarden Corp.
  7.50%, due 5/1/17             15,645,000      15,997,013
  7.50%, due 1/15/20             3,040,000       3,112,200
Libbey Glass, Inc.
  10.00%, due 2/15/15 (a)       22,616,000      23,888,150
                                            --------------
                                                61,479,050
                                            --------------

INSURANCE 1.5%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)        14,221,000      14,603,161
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17             37,380,000      37,520,175
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (a)       19,301,000      18,818,475
Lumbermens Mutual Casualty
  Co.
  8.30%, due 12/1/37
  (a)(b)(c)                      8,525,000          85,250
  8.45%, due 12/1/97
  (a)(b)(c)                      2,575,000          25,750
  9.15%, due 7/1/26
  (a)(b)(c)                     42,123,000         421,230
USI Holdings Corp.
  4.125%, due 11/15/14 (a)       1,675,000       1,427,937
  9.75%, due 5/15/15 (a)        11,100,000      10,683,750
Willis North America, Inc.
  6.20%, due 3/28/17            11,457,000      11,731,235
                                            --------------
                                                95,316,963
                                            --------------

INTERNET 0.4%
Expedia, Inc.
  7.456%, due 8/15/18            7,795,000       8,632,963
  8.50%, due 7/1/16 (a)         17,094,000      18,995,707
                                            --------------
                                                27,628,670
                                            --------------

IRON & STEEL 0.4%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25           16,350,000      16,138,120
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11           2,460,000       2,579,556
  9.375%, due 6/1/19             7,475,000       8,924,298
                                            --------------
                                                27,641,974
                                            --------------

LEISURE TIME 0.2%
Brunswick Corp./DE
  11.25%, due 11/1/16 (a)        7,530,000       8,885,400
Town Sports International
  Holdings, Inc.
  11.00%, due 2/1/14             4,645,000       4,285,013
                                            --------------
                                                13,170,413
                                            --------------

LODGING 1.3%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14              1,895,000       1,989,750
Boyd Gaming Corp.
  7.75%, due 12/15/12            2,315,000       2,303,425
Majestic Star Casino LLC
  9.50%, due 10/15/10 (c)        7,690,000       4,950,437
MGM Mirage Inc.
  13.00%, due 11/15/13           8,523,000      10,014,525
San Pasqual Casino
  8.00%, due 9/15/13 (a)           250,000         242,813
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  2.757%, due 3/15/14
  (a)(h)                        16,105,000      14,393,844
Sheraton Holding Corp.
  7.375%, due 11/15/15           1,490,000       1,590,575
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, due 2/15/13             7,995,000       8,454,712
  6.75%, due 5/15/18            18,105,000      18,648,150
  7.875%, due 5/1/12            12,615,000      13,718,812


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

LODGING (CONTINUED)
Wynn Las Vegas LLC/Wynn
  Las Vegas Capital Corp.
  6.625%, due 12/1/14       $    3,525,000  $    3,569,063
                                            --------------
                                                79,876,106
                                            --------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Terex Corp.
  10.875%, due 6/1/16            7,415,000       8,323,338
                                            --------------


MACHINERY--DIVERSIFIED 0.2%
Briggs & Stratton Corp.
  8.875%, due 3/15/11           13,800,000      14,421,000
                                            --------------


MEDIA 3.1%
Cablevision Systems Corp.
  7.75%, due 4/15/18             9,025,000       9,160,375
  8.00%, due 4/15/20             2,705,000       2,752,338
CCO Holdings LLC / CCO
  Holdings Capital Corp.
  7.875%, due 4/30/18
  (a)(b)                         6,875,000       6,995,313
  8.125%, due 4/30/20
  (a)(b)                         5,405,000       5,526,613
V  Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)        41,414,000      43,898,840
CSC Holdings, Inc.
  6.75%, due 4/15/12            25,745,000      27,032,250
  8.50%, due 4/15/14 (a)         7,185,000       7,705,912
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (a)(g)                         5,290,000       5,852,063
Echostar DBS Corp.
  6.375%, due 10/1/11           11,491,000      11,936,276
HSN, Inc.
  11.25%, due 8/1/16            22,195,000      25,024,862
Morris Publishing Group
  LLC
  10.00%, due 9/1/14 (b)         7,261,995       6,844,430
Nielsen Finance LLC /
  Nielsen Finance Co.
  10.00%, due 8/1/14             1,645,000       1,727,250
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)         10,205,000      10,345,319
  10.375%, due 9/1/14 (a)       24,935,000      26,181,750
Ziff Davis Media, Inc.
  8.801%, due 7/15/11
  (b)(e)                         3,713,864         727,917
                                            --------------
                                               191,711,508
                                            --------------

METAL FABRICATE & HARDWARE 0.4%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17            16,230,000      14,769,300
Neenah Foundry Co.
  9.50%, due 1/1/17 (c)         16,650,000       8,283,375
                                            --------------
                                                23,052,675
                                            --------------

MINING 0.7%
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15             11,275,000      12,275,656
  8.375%, due 4/1/17            27,610,000      30,957,713
                                            --------------
                                                43,233,369
                                            --------------

MISCELLANEOUS--MANUFACTURING 1.4%
Actuant Corp.
  6.875%, due 6/15/17           11,640,000      11,509,050
Amsted Industries, Inc.
  8.125%, due 3/15/18 (a)       30,985,000      30,985,000
Cenveo Corp.
  8.875%, due 2/1/18 (a)         6,105,000       6,303,412
Koppers, Inc.
  7.875%, due 12/1/19 (a)       11,280,000      11,618,400
Sally Holdings LLC
  9.25%, due 11/15/14           18,535,000      19,623,931
SPX Corp.
  7.625%, due 12/15/14           5,235,000       5,536,013
                                            --------------
                                                85,575,806
                                            --------------

OFFICE FURNISHINGS 0.2%
Interface, Inc.
  11.375%, due 11/1/13           8,690,000       9,950,050
                                            --------------


OIL & GAS 9.5%
Atlas Energy Operating Co.
  LLC/Atlas Energy Finance
  Corp.
  12.125%, due 8/1/17            8,475,000       9,767,437
Berry Petroleum Co.
  10.25%, due 6/1/14             9,915,000      10,980,862
Chaparral Energy, Inc.
  8.50%, due 12/1/15            18,583,000      18,118,425
V  Chesapeake Energy Corp.
  6.375%, due 6/15/15            4,512,000       4,466,880
  6.50%, due 8/15/17            28,875,000      28,153,125
  6.625%, due 1/15/16           13,135,000      12,937,975
  7.50%, due 9/15/13             1,265,000       1,277,650
  7.50%, due 6/15/14             7,130,000       7,254,775
Comstock Resources, Inc.
  6.875%, due 3/1/12            13,560,000      13,526,100
Concho Resources,
  Inc./Midland TX
  8.625%, due 10/1/17            4,415,000       4,713,013
Continental Resources,
  Inc.
  7.375%, due 10/1/20 (a)        7,790,000       8,062,650


16    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

OIL & GAS (CONTINUED)
Denbury Resources, Inc.
  7.50%, due 12/15/15       $    1,715,000  $    1,762,163
  8.25%, due 2/15/20            26,361,000      28,272,172
  9.75%, due 3/1/16              6,435,000       7,110,675
Forest Oil Corp.
  7.25%, due 6/15/19            14,245,000      14,458,675
  8.00%, due 12/15/11           13,030,000      13,779,225
Frontier Oil Corp.
  6.625%, due 10/1/11            5,735,000       5,770,844
  8.50%, due 9/15/16            13,825,000      14,274,312
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)        20,811,000      20,811,000
  9.00%, due 6/1/16 (a)          9,005,000       9,275,150
Holly Corp.
  9.875%, due 6/15/17 (a)       18,512,000      19,252,480
KCS Energy, Inc.
  7.125%, due 4/1/12            18,650,000      18,650,000
Linn Energy LLC
  9.875%, due 7/1/18            13,660,000      14,752,800
  11.75%, due 5/15/17 (a)       13,400,000      15,276,000
Mariner Energy, Inc.
  7.50%, due 4/15/13            17,480,000      18,091,800
Newfield Exploration Co.
  6.625%, due 9/1/14            13,315,174      13,548,190
  6.625%, due 4/15/16            9,820,000       9,942,750
  7.125%, due 5/15/18           19,975,000      20,574,250
Penn Virginia Corp.
  10.375%, due 6/15/16          11,560,000      12,658,200
PetroHawk Energy Corp.
  7.875%, due 6/1/15             6,695,000       6,912,588
  9.125%, due 7/15/13            1,155,000       1,206,975
  10.50%, due 8/1/14             7,425,000       8,204,625
PetroQuest Energy, Inc.
  10.375%, due 5/15/12          23,808,000      24,403,200
Pioneer Drilling Co.
  9.875%, due 3/15/18 (a)       14,295,000      14,723,850
Plains Exploration &
  Production Co.
  7.00%, due 3/15/17             8,505,000       8,419,950
  7.75%, due 6/15/15             2,840,000       2,903,900
  10.00%, due 3/1/16            15,715,000      17,404,362
Pride International, Inc.
  7.375%, due 7/15/14           13,860,000      14,241,150
Range Resources Corp.
  6.375%, due 3/15/15            5,000,000       5,050,000
  7.375%, due 7/15/13            4,035,000       4,100,569
  7.50%, due 5/15/16             4,485,000       4,664,400
  8.00%, due 5/15/19            11,655,000      12,587,400
Rosetta Resources, Inc.
  9.50%, due 4/15/18 (a)        12,250,000      12,556,250
Stone Energy Corp.
  6.75%, due 12/15/14           13,375,000      12,371,875
  8.625%, due 2/1/17             9,100,000       8,986,250
United Refining Co.
  10.50%, due 8/15/12            3,945,000       3,826,650
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)        12,885,000      12,176,325
Whiting Petroleum Corp.
  7.00%, due 2/1/14             24,060,000      24,841,950
  7.25%, due 5/1/13             10,138,000      10,264,725
                                            --------------
                                               587,366,572
                                            --------------

OIL & GAS SERVICES 0.2%
Complete Production
  Services, Inc.
  8.00%, due 12/15/16           11,900,000      12,167,750
                                            --------------


PACKAGING & CONTAINERS 1.9%
Ball Corp.
  6.75%, due 9/15/20             8,610,000       8,803,725
  7.125%, due 9/1/16            10,625,000      11,289,062
  7.375%, due 9/1/19            10,800,000      11,367,000
Crown Americas LLC/Crown
  Americas Capital Corp.
  7.625%, due 11/15/13             630,000         649,688
Greif, Inc.
  6.75%, due 2/1/17                170,000         171,275
  7.75%, due 8/1/19              8,100,000       8,525,250
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14            22,565,000      23,129,125
  7.375%, due 5/15/16            4,910,000       5,204,600
  8.25%, due 5/15/13             9,304,000       9,443,560
Plastipak Holdings, Inc.
  10.625%, due 8/15/19 (a)      27,845,000      30,942,756
Silgan Holdings, Inc.
  6.75%, due 11/15/13            2,315,000       2,361,300
  7.25%, due 8/15/16             8,740,000       9,111,450
                                            --------------
                                               120,998,791
                                            --------------

PHARMACEUTICALS 1.0%
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (g)       26,423,575      26,819,929
NBTY, Inc.
  7.125%, due 10/1/15           14,760,000      14,852,250
Valeant Pharmaceuticals
  International
  8.375%, due 6/15/16           17,003,000      17,853,150
                                            --------------
                                                59,525,329
                                            --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

PIPELINES 2.5%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning
  11/1/11                   $    2,555,000  $    2,938,419
  9.625%, due 11/1/21           19,281,000      26,670,829
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)        12,986,971      13,248,009
Copano Energy LLC
  8.125%, due 3/1/16               390,000         395,850
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18             21,920,000      22,248,800
Crosstex Energy/Crosstex
  Energy Finance Corp.
  8.875%, due 2/15/18 (a)        8,590,000       8,933,600
El Paso Natural Gas Co.
  7.50%, due 11/15/26            6,029,000       6,746,005
  7.625%, due 8/1/10             8,175,000       8,184,810
  8.375%, due 6/15/32            7,435,000       9,028,462
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  6.875%, due 11/1/14            7,625,000       7,491,562
  8.50%, due 7/15/16            25,155,000      25,909,650
  8.75%, due 4/15/18            10,521,000      10,902,386
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13           9,194,000       9,492,805
                                            --------------
                                               152,191,187
                                            --------------

REAL ESTATE INVESTMENT TRUSTS 1.1%
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14            6,500,000       6,605,625
Host Marriott, L.P.
  6.375%, due 3/15/15            5,645,000       5,673,225
  Series Q
  6.75%, due 6/1/16             34,480,000      35,169,600
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14             18,365,000      18,479,781
                                            --------------
                                                65,928,231
                                            --------------

RETAIL 2.5%
AmeriGas Partners, L.P.
  7.25%, due 5/20/15             2,000,000       2,040,000
AmeriGas Partners,
  L.P./AmeriGas Eagle
  Finance Corp.
  7.125%, due 5/20/16            2,925,000       2,990,813
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17            3,343,000       3,209,280
  8.00%, due 3/15/14            13,396,000      13,446,235
AutoNation, Inc.
  6.75%, due 4/15/18            20,176,000      20,251,660
J.C. Penney Corp., Inc.
  7.125%, due 11/15/23          16,185,000      17,439,337
Limited Brands, Inc.
  6.125%, due 12/1/12            3,100,000       3,344,125
  8.50%, due 6/15/19             8,450,000       9,379,500
Penske Auto Group, Inc.
  7.75%, due 12/15/16           17,096,000      16,754,080
Phillips-Van Heusen Corp.
  7.375%, due 5/15/20           12,330,000      12,638,250
QVC, Inc.
  7.125%, due 4/15/17 (a)       10,820,000      10,982,300
Rite Aid Corp.
  9.375%, due 12/15/15           1,160,000       1,035,300
Sally Holdings LLC/Sally
  Capital, Inc.
  10.50%, due 11/15/16             500,000         548,750
Sonic Automotive, Inc.
  8.625%, due 8/15/13            2,890,000       2,955,314
  9.00%, due 3/15/18 (a)        10,320,000      10,732,800
Star Gas Partners,
  L.P./Star Gas Finance
  Co.
  Series B
  10.25%, due 2/15/13           14,172,000      14,402,295
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13          7,091,000       7,498,732
Wendy's International,
  Inc.
  6.25%, due 11/15/11            5,400,000       5,595,750
                                            --------------
                                               155,244,521
                                            --------------

SOFTWARE 0.3%
SS&C Technologies, Inc.
  11.75%, due 12/1/13           15,440,000      16,385,700
                                            --------------


TELECOMMUNICATIONS 3.5%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29            18,424,000      13,495,580
American Tower Corp.
  7.25%, due 5/15/19 (a)         7,425,000       8,316,000
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (a)         33,700,000      36,648,750
Crown Castle International
  Corp.
  7.125%, due 11/1/19           26,105,000      26,235,525
  9.00%, due 1/15/15            10,080,000      10,823,400
DigitalGlobe, Inc.
  10.50%, due 5/1/14 (a)        10,000,000      10,950,000
GCI, Inc.
  7.25%, due 2/15/14            12,360,000      12,390,900
  8.625%, due 11/15/19 (a)      20,585,000      20,945,237


18    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
GeoEye, Inc.
  9.625%, due 10/1/15 (a)   $    7,830,000  $    8,152,988
iPCS, Inc.
  2.463%, due 5/1/13 (h)         2,210,000       2,088,450
Lucent Technologies, Inc.
  6.50%, due 1/15/28            15,100,000      11,023,000
Qwest Corp.
  7.50%, due 10/1/14             4,400,000       4,812,500
  8.875%, due 3/15/12           13,755,000      15,027,338
SBA Telecommunications,
  Inc.
  8.25%, due 8/15/19 (a)        14,955,000      16,039,237
Sprint Nextel Corp.
  8.375%, due 8/15/17           16,850,000      17,418,687
                                            --------------
                                               214,367,592
                                            --------------

TEXTILES 0.7%
INVISTA
  9.25%, due 5/1/12 (a)         43,530,000      44,074,125
                                            --------------


TRANSPORTATION 1.0%
KAR Holdings, Inc.
  8.75%, due 5/1/14              9,635,000       9,887,919
  10.00%, due 5/1/15            23,250,000      24,645,000
Martin Midstream Partners,
  L.P.
  8.875%, due 4/1/18 (a)        15,375,000      15,605,625
Syncreon Global Ireland,
  Ltd./
  Syncreon Global Finance
  US, Inc.
  9.50%, due 5/1/18 (a)         12,415,000      12,492,593
                                            --------------
                                                62,631,137
                                            --------------

TRUCKING & LEASING 0.2%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15           13,126,000      12,469,700
                                            --------------
Total Corporate Bonds
  (Cost $4,396,692,669)                      4,683,434,417
                                            --------------


FOREIGN BOND 0.4%
----------------------------------------------------------

MEDIA 0.4%
Shaw Communications, Inc.
  7.50%, due 11/20/13        C$ 22,825,000      25,309,056
                                            --------------
Total Foreign Bond
  (Cost $18,099,958)                            25,309,056
                                            --------------


LOAN ASSIGNMENTS & PARTICIPATIONS 5.1% (I)
----------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
DAE Aviation Holdings,
  Inc.
  Tranche B1 Term Loan
  4.09%, due 7/31/14             5,520,497       5,262,872
  Tranche B2 Term Loan
  4.09%, due 7/31/14             5,333,148       5,084,266
                                            --------------
                                                10,347,138
                                            --------------

AUTO MANUFACTURERS 0.5%
Ford Motor Co.
  Term Loan
  3.284%, due 12/16/13          32,709,801      31,534,309
                                            --------------


AUTO PARTS & EQUIPMENT 0.1%
FleetPride Corp.
  Term Loan
  2.79%, due 6/6/13              7,684,375       6,723,828
                                            --------------


COMMERCIAL SERVICES 0.3%
Lender Processing
  Services, Inc.
  Term Loan A
  2.273%, due 7/2/13            16,280,000      16,239,300
                                            --------------


DIVERSIFIED FINANCIAL SERVICES 0.5%
DaimlerChrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  6.76%, due 8/3/12             33,715,000      33,434,053
                                            --------------


ELECTRIC 1.1%
Calpine Corp.
  1st Priority Term Loan
  3.165%, due 3/29/14            8,048,873       7,748,006
V  Texas Competitive
  Electric Holdings Co.
  LLC
  Term Loan B2
  3.752%, due 10/10/14          31,870,652      26,098,080
  Term Loan B3
  3.752%, due 10/10/14          39,270,249      31,939,790
                                            --------------
                                                65,785,876
                                            --------------

HEALTH CARE--SERVICES 0.8%
Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.502%, due 7/25/14            1,909,800       1,855,600
  Term Loan
  2.502%, due 7/25/14           27,337,613      26,561,772


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                 PRINCIPAL
                                    AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

HEALTH CARE--SERVICES (CONTINUED)
V  HCA, Inc.
  Term Loan A
  1.79%, due 11/16/12       $    4,970,287  $    4,818,917
  Term Loan B
  2.54%, due 11/18/13           19,964,937      19,420,892
                                            --------------
                                                52,657,181
                                            --------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 9/30/13
  (b)(e)                         5,909,551         310,252
                                            --------------


MEDIA 0.9%
V  Charter Communications
  Operating LLC
  Replacement Term Loan
  2.30%, due 3/6/14              3,241,461       3,071,735
  Extended Term Loan
  3.55%, due 9/6/16             26,312,871      25,145,237
Nielsen Finance LLC
  Class A Term Loan
  2.251%, due 8/9/13            29,269,573      28,496,680
                                            --------------
                                                56,713,652
                                            --------------

MISCELLANEOUS--MANUFACTURING 0.1%
Neenah Foundry Co.
  DIP Term Loan
  6.25%, due 11/5/10
  (b)(e)(j)                      8,600,000       8,600,000
                                            --------------


RETAIL 0.3%
Toys 'R' Us (Delaware),
  Inc.
  Term Loan C
  5.263%, due 1/19/13           17,115,000      16,801,231
                                            --------------


TELECOMMUNICATIONS 0.3%
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10            18,000,000      18,022,500
                                            --------------
Total Loan Assignments &
  Participations
  (Cost $322,135,851)                          317,169,320
                                            --------------


YANKEE BONDS 9.6% (K)
----------------------------------------------------------

CHEMICALS 1.1%
V  Nova Chemicals Corp.
  3.649%, due 11/15/13          24,840,000      23,535,900
  6.50%, due 1/15/12             3,740,000       3,833,500
  8.375%, due 11/1/16 (a)       13,850,000      14,369,375
  8.625%, due 11/1/19 (a)       27,935,000      29,192,075
                                            --------------
                                                70,930,850
                                            --------------

COMMERCIAL SERVICES 0.5%
National Money Mart Co.
  10.375%, due 12/15/16
  (a)                           29,545,000      31,317,700
                                            --------------


DIVERSIFIED FINANCIAL SERVICES 0.8%
MU Finance PLC
  8.375%, due 2/1/17 (a)        17,945,000      17,586,100
Virgin Media Secured
  Finance PLC
  6.50%, due 1/15/18 (a)        34,341,000      34,512,705
                                            --------------
                                                52,098,805
                                            --------------

ENTERTAINMENT 0.4%
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (a)      25,785,000      27,058,263
                                            --------------


FOREST PRODUCTS & PAPER 0.6%
PE Paper Escrow GmbH
  12.00%, due 8/1/14 (a)         8,970,000      10,225,800
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25           26,050,000      23,770,625
                                            --------------
                                                33,996,425
                                            --------------

HEALTH CARE--PRODUCTS 0.4%
DJO Finance LLC/DJO
  Finance Corp.
  10.875%, due 11/15/14         20,197,000      22,115,715
                                            --------------


INSURANCE 0.4%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16              6,540,000       7,131,307
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18            8,207,000       8,422,434
  7.75%, due 7/15/37             4,810,000       4,557,475
  8.30%, due 4/15/26             5,395,000       5,401,744
                                            --------------
                                                25,512,960
                                            --------------

LEISURE TIME 0.3%
Willis Group Holdings,
  Ltd. (Trinity
  Acquisition, Ltd.)
  12.875%, due 12/31/16
  (a)(b)(e)                     12,185,000      16,941,732
                                            --------------


MEDIA 1.3%
Quebecor Media, Inc.
  7.75%, due 3/15/16            36,570,000      36,661,424


20    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
YANKEE BONDS (CONTINUED)

MEDIA (CONTINUED)
Videotron Ltee
  6.875%, due 1/15/14       $    2,851,000  $    2,886,638
  9.125%, due 4/15/18           35,235,000      39,110,850
                                            --------------
                                                78,658,912
                                            --------------

MISCELLANEOUS--MANUFACTURING 0.1%
Tyco Electronics Group
  S.A.
  6.00%, due 10/1/12             6,810,000       7,350,156
                                            --------------


OIL & GAS SERVICES 0.4%
Expro Finance Luxembourg
  SCA
  8.50%, due 12/15/16 (a)       23,185,000      23,764,625
                                            --------------


PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  4.002%, due 12/1/13            2,390,000       1,950,838
                                            --------------


TELECOMMUNICATIONS 3.2%
Inmarsat Finance PLC
  7.375%, due 12/1/17 (a)        4,400,000       4,587,000
V  Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13            54,265,000      55,214,637
  8.875%, due 1/15/15 (a)        8,610,000       8,911,350
  8.875%, due 1/15/15           13,690,000      14,237,600
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13           25,130,000      26,072,375
Nortel Networks, Ltd.
  6.875%, due 9/1/23 (c)         3,000,000         885,000
  10.125%, due 7/15/13 (c)       3,780,000       3,113,775
  10.75%, due 7/15/16 (c)       17,459,000      14,381,851
Rogers Communications,
  Inc.
  9.625%, due 5/1/11            10,427,000      11,259,367
Sable International
  Finance, Ltd.
  7.75%, due 2/15/17 (a)        19,740,000      20,480,250
Virgin Media Finance PLC
  8.375%, due 10/15/19          14,815,000      15,518,712
  9.125%, due 8/15/16            8,680,000       9,265,900
  9.50%, due 8/15/16            10,315,000      11,320,713
                                            --------------
                                               195,248,530
                                            --------------

TRANSPORTATION 0.1%
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14             6,619,000       6,751,380
                                            --------------
Total Yankee Bonds
  (Cost $546,882,464)                          593,696,891
                                            --------------
Total Long-Term Bonds
  (Cost $5,316,728,921)                      5,655,464,826
                                            --------------


COMMON STOCKS 0.5%
----------------------------------------------------------

COMMERCIAL SERVICES 0.1%
World Color Press, Inc.
  (f)                              190,123       2,300,489
                                            --------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(c)(e)                   537,143           5,371
                                            --------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (b)(e)(f)             15,507,390         155,074
                                            --------------


TELECOMMUNICATIONS 0.4%
Loral Space &
  Communications, Ltd.             328,889      14,161,960
Vodafone Group PLC,
  Sponsored ADR (l)                552,700      12,269,940
                                            --------------
                                                26,431,900
                                            --------------
Total Common Stocks
  (Cost $48,784,819)                            28,892,834
                                            --------------


CONVERTIBLE PREFERRED STOCK 0.2%
----------------------------------------------------------


SOFTWARE 0.2%
QuadraMed Corp.
  5.50% (b)(e)                     950,000      14,250,000
                                            --------------
Total Convertible
  Preferred Stock
  (Cost $22,798,000)                            14,250,000
                                            --------------


PREFERRED STOCKS 0.3%
----------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(c)(e)                   6,430              64
                                            --------------


REAL ESTATE INVESTMENT TRUSTS 0.3%
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(b)                     18,108      19,782,990
                                            --------------
Total Preferred Stocks
  (Cost $16,260,073)                            19,783,054
                                            --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                 NUMBER OF
                                  WARRANTS
WARRANTS 0.0%++
----------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (f)              107,753  $      565,703
  Strike Price $16.30
  Expires 7/20/14 (f)              107,753         299,015
                                            --------------
                                                   864,718
                                            --------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/12/39
  (b)(e)(f)                      1,131,214          11,312
                                            --------------


SOFTWARE 0.0%++
ASG Corp.
  Expires 5/18/15 (f)               12,510               0 (m)
                                            --------------
Total Warrants
  (Cost $3,825,480)                                876,030
                                            --------------


                                 PRINCIPAL
                                    AMOUNT

SHORT-TERM INVESTMENT 7.6%
----------------------------------------------------------

REPURCHASE AGREEMENT 7.6%
State Street Bank and
  Trust Co. 0.01%, dated
  4/30/10
  due 5/3/10
  Proceeds at Maturity
  $473,947,142
  (Collateralized by
  United States Treasury
  Bills with rates of
  0.184%-0.219% and
  maturity dates of
  9/2/10-10/14/10, with a
  Principal Amount of
  $483,815,000 and a
  Market Value of
  $483,426,482)             $  473,946,747     473,946,747
                                            --------------
Total Short-Term
  Investment
  (Cost $473,946,747)                          473,946,747
                                            --------------
Total Investments
  (Cost $5,882,344,040)
  (n)                                 99.8%  6,193,213,491
Other Assets, Less
  Liabilities                          0.2      15,446,808
                            --------------  --------------

Net Assets                           100.0% $6,208,660,299
                            ==============  ==============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security.  The total market
     value of these securities at April 30,
     2010 is $137,783,766, which represents
     2.2% of the Fund's net assets.
(c)  Issue in default.
(d)  Restricted security.
(e)  Fair valued security. The total market
     value of these securities at April 30,
     2010 is $68,511,807, which represents
     1.1% of the Fund's net assets.
(f)  Non-income producing security.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(h)  Floating rate--Rate shown is the rate in
     effect at April 30, 2010.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at April 30,
     2010. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(j)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  ADR--American Depositary Receipt.
(m)  Less than one dollar.
(n)  At April 30, 2010, cost is $5,890,980,267
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $ 435,730,986
Gross unrealized depreciation      (133,497,762)
                                  -------------
Net unrealized appreciation       $ 302,233,224
                                  =============



The following abbreviation is used in the above portfolio:

C$--Canadian Dollar


22    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                  QUOTED
                                               PRICES IN
                                                  ACTIVE     SIGNIFICANT
                                             MARKETS FOR           OTHER   SIGNIFICANT
                                               IDENTICAL      OBSERVABLE  UNOBSERVABLE
                                                  ASSETS          INPUTS        INPUTS
 DESCRIPTION                                   (LEVEL 1)       (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Security                      $        --  $      538,826   $        --  $      538,826
  Convertible Bonds (b)                               --      35,310,163         6,153      35,316,316
  Corporate Bonds (c)                                 --   4,655,202,568    28,231,849   4,683,434,417
  Foreign Bond                                        --      25,309,056            --      25,309,056
  Loan Assignments & Participations (d)               --     308,259,068     8,910,252     317,169,320
  Yankee Bonds (e)                                    --     576,755,159    16,941,732     593,696,891
                                             -----------  --------------   -----------  --------------
Total Long-Term Bonds                                 --   5,601,374,840    54,089,986   5,655,464,826
                                             -----------  --------------   -----------  --------------
Common Stocks (f)                             28,732,389              --       160,445      28,892,834
Convertible Preferred Stock (g)                       --              --    14,250,000      14,250,000
Preferred Stocks (h)                          19,782,990              --            64      19,783,054
Warrants (i)                                     864,718              --        11,312         876,030
Short-Term Investment
  Repurchase Agreement                                --     473,946,747            --     473,946,747
                                             -----------  --------------   -----------  --------------
Total Investments in Securities              $49,380,097  $6,075,321,587   $68,511,807  $6,193,213,491
                                             ===========  ==============   ===========  ==============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The level 3 security valued at $6,153 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c) The level 3 securities valued at $23,166, $2,956,716, $1,061,050,
    $23,463,000 and $727,917 are held in Auto Parts & Equipment, Commercial Services, Entertainment, Food and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d) The level 3 security valued at $310,252 and $8,600,000 is held in Machinery and Miscellaneous--Manufacturing, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e) The level 3 security valued at $16,941,732 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(f) The level 3 securities valued at $5,371 and $155,074 are held in Machinery and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(g) The level 3 security valued at $14,250,000 is held in Software within the Convertible Preferred Stock section of the Portfolio of Investments.

(h) The level 3 security valued at $64 is held in Machinery within the Preferred Stocks section of the Portfolio of Investments.

(i) The level 3 security valued at $11,312 is held in Media within the Warrants section of the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2.

The Fund recognizes transfers between the levels as of the beginning of the year.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

ASSET VALUATION INPUTS

                                    BALANCE
                                      AS OF      ACCRUED     REALIZED
                                OCTOBER 31,    DISCOUNTS         GAIN
 INVESTMENTS IN SECURITIES             2009   (PREMIUMS)       (LOSS)
Long-Term Bonds
  Corporate Bonds
     Auto Parts & Equipment     $        --  $        --  $        --
     Commercial Services          2,956,716           --           --
     Entertainment                  970,052       18,279       19,560
     Food                                --           --           --
     Media                          861,595       17,300           --
  Convertible Bonds
     Internet                         6,154           --           --
  Loan Assignments &
     Participations
     Machinery                    2,421,868   (1,015,421)  (3,796,248)
     Miscellaneous--Manufac-
       turing                            --           --           --
  Yankee Bonds
     Leisure Time                16,442,013           --           --
Common Stocks
  Machinery                           5,371           --           --
  Media                             155,074           --           --
Convertible Preferred Stock
  Software                               --           --           --
Preferred Stocks
  Machinery                              64           --           --
Warrants
  Media                                  --           --           --
                                -----------  -----------  -----------
Total                           $23,818,907  $  (979,842) $(3,776,688)
                                ===========  ===========  ===========

                                                                                                                  CHANGE IN
                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION
                                                                                                             (DEPRECIATION)
                                                                                                                       FROM
                                     CHANGE IN                                  NET        NET      BALANCE     INVESTMENTS
                                    UNREALIZED                            TRANSFERS  TRANSFERS        AS OF   STILL HELD AT
                                  APPRECIATION          NET          NET      IN TO     OUT OF    APRIL 30,       APRIL 30,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)    PURCHASES        SALES    LEVEL 3    LEVEL 3         2010        2010 (A)
Long-Term Bonds
  Corporate Bonds
     Auto Parts & Equipment        $    23,166  $        --  $        --        $--        $--  $    23,166     $    23,166
     Commercial Services                    --           --           --         --         --    2,956,716              --
     Entertainment                     154,127           --     (100,968)        --         --    1,061,050         133,300
     Food                           19,619,433    3,843,567           --         --         --   23,463,000      19,619,433
     Media                            (229,963)      78,985           --         --         --      727,917        (229,963)
  Convertible Bonds
     Internet                               (1)          --           --         --         --        6,153              (1)
  Loan Assignments &
     Participations
     Machinery                       5,000,223      181,345   (2,481,515)        --         --      310,252        (545,493)
     Miscellaneous--Manufac-
       turing                               --    8,600,000           --         --         --    8,600,000              --
  Yankee Bonds
     Leisure Time                      499,719           --           --         --         --   16,941,732         499,719
Common Stocks
  Machinery                                 --           --           --         --         --        5,371              --
  Media                                     --           --           --         --         --      155,074              --
Convertible Preferred Stock
  Software                          (8,548,000)  22,798,000           --         --         --   14,250,000      (8,548,000)
Preferred Stocks
  Machinery                                 --           --           --         --         --           64              --
Warrants
  Media                                  7,877        3,435           --         --         --       11,312           7,877
                                   -----------  -----------  -----------        ---        ---  -----------     -----------
Total                              $16,526,581  $35,505,332  $(2,582,483)       $--        $--  $68,511,807     $10,960,038
                                   ===========  ===========  ===========        ===        ===  ===========     ===========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


24    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $5,882,344,040)  $6,193,213,491
Cash denominated in foreign
  currencies (identified cost
  $1,505,805)                            1,685,344
Receivables:
  Dividends and interest               124,120,150
  Fund shares sold                      15,671,943
  Investment securities sold               752,046
Other assets                               242,933
                                    --------------
     Total assets                    6,335,685,907
                                    --------------

LIABILITIES:
Unrealized depreciation on
  unfunded commitments                     364,031
Payables:
  Investment securities purchased      100,012,299
  Fund shares redeemed                   9,665,679
  Manager (See Note 3)                   2,832,913
  NYLIFE Distributors (See Note 3)       1,636,751
  Transfer agent (See Note 3)            1,401,372
  Professional fees                        370,125
  Shareholder communication                118,969
  Custodian                                 50,645
  Trustees                                  20,846
Accrued expenses                            17,113
Dividend payable                        10,534,865
                                    --------------
     Total liabilities                 127,025,608
                                    --------------
Net assets                          $6,208,660,299
                                    ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $   10,753,908
Additional paid-in capital           6,806,580,451
                                    --------------
                                     6,817,334,359
Accumulated distributions in
  excess of net investment income      (43,600,868)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (875,773,283)
Net unrealized appreciation on
  investments                          310,869,451
Net unrealized depreciation on
  unfunded commitments                    (364,031)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                               194,671
                                    --------------
Net assets                          $6,208,660,299
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $  275,423,983
                                    ==============
Shares of beneficial interest
  outstanding                           47,315,249
                                    ==============
Net asset value per share
  outstanding                       $         5.82
Maximum sales charge (4.50% of
  offering price)                             0.27
                                    --------------
Maximum offering price per share
  outstanding                       $         6.09
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $3,233,465,732
                                    ==============
Shares of beneficial interest
  outstanding                          559,906,984
                                    ==============
Net asset value per share
  outstanding                       $         5.78
Maximum sales charge (4.50% of
  offering price)                             0.27
                                    --------------
Maximum offering price per share
  outstanding                       $         6.05
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  418,480,499
                                    ==============
Shares of beneficial interest
  outstanding                           72,751,376
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.75
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  702,322,854
                                    ==============
Shares of beneficial interest
  outstanding                          122,053,650
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.75
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,569,757,079
                                    ==============
Shares of beneficial interest
  outstanding                          271,770,295
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.78
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $    9,210,152
                                    ==============
Shares of beneficial interest
  outstanding                            1,593,281
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.78
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $238,946,668
  Dividends                             1,086,480
                                     ------------
     Total income                     240,033,148
                                     ------------
EXPENSES:
  Manager (See Note 3)                 16,518,484
  Distribution/Service--Investor
     Class
     (See Note 3)                         334,072
  Distribution/Service--Class A
     (See Note 3)                       3,992,387
  Distribution/Service--Class B
     (See Note 3)                       2,164,431
  Distribution/Service--Class C
     (See Note 3)                       3,387,907
  Distribution/Service--Class R2
     (See Note 3)                           9,303
  Transfer agent (See Note 3)           4,978,349
  Shareholder communication               608,762
  Professional fees                       408,260
  Registration                            171,333
  Custodian                               108,221
  Trustees                                102,042
  Shareholder service (See Note 3)          3,712
  Miscellaneous                           100,367
                                     ------------
     Total expenses                    32,887,630
                                     ------------
Net investment income                 207,145,518
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (8,529,470)
  Foreign currency transactions            44,491
                                     ------------
Net realized loss on investments
  and foreign currency transactions    (8,484,979)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                      249,861,021
  Translation of other assets and
     liabilities in foreign
     currencies                            89,867
                                     ------------
Net change in unrealized
  appreciation on investments,
  unfunded commitments and foreign
  currency transactions               249,950,888
                                     ------------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions   241,465,909
                                     ------------
Net increase in net assets
  resulting from operations          $448,611,427
                                     ============





26    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010             2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income      $  207,145,518  $   337,812,008
 Net realized loss on
  investments and foreign
  currency transactions         (8,484,979)    (269,384,292)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions        249,950,888    1,213,420,299
                            -------------------------------
 Net increase in net
  assets resulting from
  operations                   448,611,427    1,281,848,015
                            -------------------------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income:
    Investor Class             (10,090,414)     (18,662,710)
    Class A                   (121,489,763)    (201,436,732)
    Class B                    (14,672,378)     (31,927,411)
    Class C                    (23,178,308)     (33,178,703)
    Class I                    (52,933,480)     (64,555,801)
    Class R2                      (286,377)        (195,078)
                            -------------------------------
                              (222,650,720)    (349,956,435)
                            -------------------------------
 Return of capital:
    Investor Class                      --       (1,357,164)
    Class A                             --      (14,648,602)
    Class B                             --       (2,321,781)
    Class C                             --       (2,412,776)
    Class I                             --       (4,694,537)
    Class R2                            --          (14,186)
                            -------------------------------
                                        --      (25,449,046)
                            -------------------------------
Total dividends and
 distributions to
 shareholders                 (222,650,720)    (375,405,481)
                            -------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                 $  896,099,797  $ 2,292,373,937
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                158,684,008      265,187,116
 Cost of shares redeemed
  (a)                         (760,808,877)  (1,028,314,564)
                            -------------------------------
    Increase in net assets
     derived from capital
     share transactions        293,974,928    1,529,246,489
                            -------------------------------
    Net increase in net
     assets                    519,935,635    2,435,689,023
NET ASSETS:
Beginning of period          5,688,724,664    3,253,035,641
                            -------------------------------
End of period               $6,208,660,299  $ 5,688,724,664
                            ===============================
Accumulated distributions
 in excess of net
 investment income at end
 of period                  $  (43,600,868) $   (28,095,666)
                            ===============================



(a) Cost of shares redeemed net of redemption fees of $68,539 for the six-month period ended April 30, 2010 and $323,837 for the year ended October 31, 2009 (See Note 2(L)).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             INVESTOR CLASS
                                           -------------------------------------------------
                                                                                FEBRUARY 28,
                                           SIX MONTHS                              2008**
                                              ENDED           YEAR ENDED           THROUGH
                                            APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                              2010*              2009               2008
Net asset value at beginning of
  period                                    $   5.60           $   4.63           $   5.97
                                            --------           --------           --------
Net investment income                           0.20 (a)           0.40 (a)           0.28 (a)
Net realized and unrealized gain
  (loss) on investments                         0.23               1.01              (1.33)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                  0.00 ++            0.00 ++            0.00 ++
                                            --------           --------           --------
Total from investment operations                0.43               1.41              (1.05)
                                            --------           --------           --------
Less dividends and distributions:
  From net investment income                   (0.21)             (0.41)             (0.28)
  Return of capital                               --              (0.03)             (0.01)
                                            --------           --------           --------
Total dividends and distributions              (0.21)             (0.44)             (0.29)
                                            --------           --------           --------
Redemption fee (a)(f)                           0.00 ++            0.00 ++            0.00 ++
                                            --------           --------           --------
Net asset value at end of period            $   5.82           $   5.60           $   4.63
                                            ========           ========           ========
Total investment return (b)                     7.88%(e)          32.60%            (18.54%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         7.07%++            8.18%              7.31%++
  Net expenses                                  1.08%++            1.15%              1.16%++
  Expenses (before reimbursement)               1.08%++            1.15%              1.16%++
Portfolio turnover rate                           16%                41%                29%
Net assets at end of period (in
  000's)                                    $275,424           $265,507           $201,850




                                                                               CLASS B
                                           ------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED
                                                APRIL 30,                            YEAR ENDED OCTOBER 31,
                                                  2010*                 2009            2008                  2007
Net asset value at beginning of
  period                                              $   5.54        $   4.57        $   6.31        $   6.30
                                                      --------        --------        --------        --------
Net investment income                                     0.18 (a)        0.36 (a)        0.38 (a)        0.40 (a)
Net realized and unrealized gain
  (loss) on investments                                   0.22            1.00           (1.73)           0.00 ++
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                            0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                                      --------        --------        --------        --------
Total from investment operations                          0.40            1.36           (1.35)           0.40
                                                      --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                             (0.19)          (0.36)          (0.38)          (0.39)
  Return of capital                                         --           (0.03)          (0.01)             --
                                                      --------        --------        --------        --------
Total dividends and distributions                        (0.19)          (0.39)          (0.39)          (0.39)
                                                      --------        --------        --------        --------
Redemption fee (a)(f)                                     0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                                      --------        --------        --------        --------
Net asset value at end of period                      $   5.75        $   5.54        $   4.57        $   6.31
                                                      ========        ========        ========        ========
Total investment return (b)                               7.36%(e)       31.57%         (22.47%)          6.46%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                                   6.30%++         7.49%           6.53%           6.19%
  Net expenses                                            1.83%++         1.91%           1.86%           1.79%
  Expenses (before reimbursement)                         1.83%++         1.91%           1.86%           1.79%
Portfolio turnover rate                                     16%             41%             29%             49%
Net assets at end of period (in
  000's)                                              $418,480        $453,918        $431,398        $811,937
                                                      CLASS B
                                           ----------------------------
                                              YEAR ENDED OCTOBER 31,
                                              2006              2005
Net asset value at beginning of
  period                                   $     6.19        $     6.30
                                           ----------        ----------
Net investment income                            0.38 (a)          0.40
Net realized and unrealized gain
  (loss) on investments                          0.15 (d)         (0.08)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                  (0.00)++           0.00 ++
                                           ----------        ----------
Total from investment operations                 0.53              0.32
                                           ----------        ----------
Less dividends and distributions:
  From net investment income                    (0.37)            (0.43)
  Return of capital                             (0.05)               --
                                           ----------        ----------
Total dividends and distributions               (0.42)            (0.43)
                                           ----------        ----------
Redemption fee (a)(f)                            0.00 ++           0.00 ++
                                           ----------        ----------
Net asset value at end of period           $     6.30        $     6.19
                                           ==========        ==========
Total investment return (b)                      8.92%(c)(d)       5.04%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          6.02%             6.35%
  Net expenses                                   1.81%             1.77%
  Expenses (before reimbursement)                1.82%(c)          1.77%
Portfolio turnover rate                            58%               35%
Net assets at end of period (in
  000's)                                   $1,067,018        $2,486,331



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.
(f)  Redemption fee was discontinued on April 1, 2010.




28    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  CLASS A
              --------------------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                            YEAR ENDED OCTOBER 31,
                 2010*               2009                2008                2007                2006                2005
              $     5.56          $     4.60          $     6.35          $     6.33          $     6.22          $     6.32
              ----------          ----------          ----------          ----------          ----------          ----------
                    0.20 (a)            0.40 (a)            0.43 (a)            0.45 (a)            0.42 (a)            0.45
                    0.24                1.00               (1.74)               0.01                0.15 (d)           (0.09)

                    0.00 ++             0.00 ++             0.00 ++             0.00 ++            (0.00)++             0.00 ++
              ----------          ----------          ----------          ----------          ----------          ----------
                    0.44                1.40               (1.31)               0.46                0.57                0.36
              ----------          ----------          ----------          ----------          ----------          ----------

                   (0.22)              (0.41)              (0.43)              (0.44)              (0.41)              (0.46)
                      --               (0.03)              (0.01)                 --               (0.05)                 --
              ----------          ----------          ----------          ----------          ----------          ----------
                   (0.22)              (0.44)              (0.44)              (0.44)              (0.46)              (0.46)
              ----------          ----------          ----------          ----------          ----------          ----------
                    0.00 ++             0.00 ++             0.00 ++             0.00 ++             0.00 ++             0.00 ++
              ----------          ----------          ----------          ----------          ----------          ----------
              $     5.78          $     5.56          $     4.60          $     6.35          $     6.33          $     6.22
              ==========          ==========          ==========          ==========          ==========          ==========
                    7.78%(e)           32.74%             (22.00%)              7.41%               9.58%(c)(d)         5.86%

                    7.12%++             8.19%               7.33%               6.95%               6.77%               7.10%
                    1.02%++             1.08%               1.07%               1.04%               1.06%               1.02%
                    1.02%++             1.08%               1.07%               1.04%               1.07%(c)            1.02%
                      16%                 41%                 29%                 49%                 58%                 35%
              $3,233,466          $3,169,962          $1,835,090          $2,887,965          $2,806,800          $1,381,080



                                                             CLASS C
              ----------------------------------------------------------------------------------------------------
              SIX MONTHS
                 ENDED
              APRIL 30,                                        YEAR ENDED OCTOBER 31,
                 2010*              2009              2008              2007              2006              2005
               $   5.54           $   4.57          $   6.31          $   6.30          $   6.19          $   6.30
               --------           --------          --------          --------          --------          --------
                   0.18 (a)           0.36 (a)          0.38 (a)          0.40 (a)          0.38 (a)          0.40
                   0.22               1.00             (1.73)             0.00 ++           0.15 (d)         (0.09)

                   0.00 ++            0.00 ++           0.00 ++           0.00 ++          (0.00)++           0.00 ++
               --------           --------          --------          --------          --------          --------
                   0.40               1.36             (1.35)             0.40              0.53              0.31
               --------           --------          --------          --------          --------          --------

                  (0.19)             (0.36)            (0.38)            (0.39)            (0.37)            (0.42)
                     --              (0.03)            (0.01)               --             (0.05)               --
               --------           --------          --------          --------          --------          --------
                  (0.19)             (0.39)            (0.39)            (0.39)            (0.42)            (0.42)
               --------           --------          --------          --------          --------          --------
                   0.00 ++            0.00 ++           0.00 ++           0.00 ++           0.00 ++           0.00 ++
               --------           --------          --------          --------          --------          --------
               $   5.75           $   5.54          $   4.57          $   6.31          $   6.30          $   6.19
               ========           ========          ========          ========          ========          ========
                   7.36%(e)          31.57%           (22.60%)            6.63%             8.91%(c)(d)       5.04%

                   6.32%++            7.29%             6.54%             6.20%             6.02%             6.35%
                   1.83%++            1.90%             1.86%             1.79%             1.81%             1.77%
                   1.83%++            1.90%             1.86%             1.79%             1.82%(c)          1.77%
                     16%                41%               29%               49%               58%               35%
               $702,323           $651,209          $276,418          $422,348          $421,855          $401,923




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                              CLASS I
                                           ----------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                          YEAR ENDED OCTOBER 31,
                                              2010*             2009             2008            2007            2006
Net asset value at beginning of
  period                                   $     5.56        $     4.60        $   6.35        $   6.34        $   6.22
                                           ----------        ----------        --------        --------        --------
Net investment income                            0.21 (a)          0.41 (a)        0.44 (a)        0.47 (a)        0.44 (a)
Net realized and unrealized gain
  (loss) on investments                          0.23              1.00           (1.73)           0.00 ++         0.16
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                   0.00 ++           0.00 ++         0.00 ++         0.00 ++        (0.00)++
                                           ----------        ----------        --------        --------        --------
Total from investment operations                 0.44              1.41           (1.29)           0.47            0.60
                                           ----------        ----------        --------        --------        --------
Less dividends and distributions:
  From net investment income                    (0.22)            (0.42)          (0.45)          (0.46)          (0.43)
  Return of capital                                --             (0.03)          (0.01)             --           (0.05)
                                           ----------        ----------        --------        --------        --------
Total dividends and distributions               (0.22)            (0.45)          (0.46)          (0.46)          (0.48)
                                           ----------        ----------        --------        --------        --------
Redemption fee (a)(f)                            0.00 ++           0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                           ----------        ----------        --------        --------        --------
Net asset value at end of period           $     5.78        $     5.56        $   4.60        $   6.35        $   6.34
                                           ==========        ==========        ========        ========        ========
Total investment return (b)(e)                   8.10%(e)         32.84%         (21.63%)          7.49%          10.02%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          7.42%++           8.38%           7.57%           7.26%           7.03%
  Net expenses                                   0.77%++           0.83%           0.87%           0.79%           0.80%
  Expenses (before reimbursement)                0.77%++           0.83%           0.87%           0.79%           0.81%(c)
Portfolio turnover rate                            16%               41%             29%             49%             58%
Net assets at end of period (in
  000's)                                   $1,569,757        $1,141,889        $508,239        $440,002        $117,032
                                           CLASS I
                                           -------
                                             YEAR
                                            ENDED
                                           OCTOBER
                                             31,
                                             2005
Net asset value at beginning of
  period                                   $  6.32
                                           -------
Net investment income                         0.48
Net realized and unrealized gain
  (loss) on investments                      (0.10)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                0.00 ++
                                           -------
Total from investment operations              0.38
                                           -------
Less dividends and distributions:
  From net investment income                 (0.48)
  Return of capital                             --
                                           -------
Total dividends and distributions            (0.48)
                                           -------
Redemption fee (a)(f)                         0.00 ++
                                           -------
Net asset value at end of period           $  6.22
                                           =======
Total investment return (b)(e)                6.12%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       7.31%
  Net expenses                                0.81%
  Expenses (before reimbursement)             0.81%
Portfolio turnover rate                         35%
Net assets at end of period (in
  000's)                                   $68,659




                                                               CLASS R2
                                           ------------------------------------------------
                                                                                   MAY 1,
                                           SIX MONTHS                              2008**
                                              ENDED           YEAR ENDED          THROUGH
                                            APRIL 30,        OCTOBER 31,        OCTOBER 31,
                                              2010*              2009               2008
Net asset value at beginning of
  period                                     $ 5.56             $ 4.60            $  5.99
                                             ------             ------            -------
Net investment income                          0.20 (a)           0.39 (a)           0.21 (a)
Net realized and unrealized gain
  (loss) on investments                        0.23               1.01              (1.38)
Net realized and unrealized gain on
  foreign currency transactions                0.00 ++            0.00 ++            0.00 ++
                                             ------             ------            -------
Total from investment operations               0.43               1.40              (1.17)
                                             ------             ------            -------
Less dividends and distributions:
  From net investment income                  (0.21)             (0.41)             (0.21)
  Return of capital                              --              (0.03)             (0.01)
                                             ------             ------            -------
Total dividends and distributions             (0.21)             (0.44)             (0.22)
                                             ------             ------            -------
Redemption fee (a)(f)                          0.00 ++            0.00 ++            0.00 ++
                                             ------             ------            -------
Net asset value at end of period             $ 5.78             $ 5.56            $  4.60
                                             ======             ======            =======
Total investment return (b)                    7.92%(e)          32.31%            (20.13%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        7.07%++            7.59%              7.48% ++
  Net expenses                                 1.12%++            1.18%              1.20% ++
  Expenses (before reimbursement)              1.12%++            1.18%              1.20% ++
Portfolio turnover rate                          16%                41%                29%
Net assets at end of period (in
  000's)                                     $9,210             $6,240            $    41



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.
(f)  Redemption fee was discontinued on April 1, 2010.




30    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in

                                                   mainstayinvestments.com    31

Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $68,511,807 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the

32    MainStay High Yield Corporate Bond Fund

Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND
COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").


                                                   mainstayinvestments.com    33

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(K) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(L) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(M) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in

34    MainStay High Yield Corporate Bond Fund
domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

ASSET DERIVATIVES

                                       STATEMENT OF     EQUITY
                             ASSETS AND LIABILITIES  CONTRACTS
                                           LOCATION       RISK     TOTAL
Warrants         Investment in securities, at value   $876,030  $876,030
                                                     -------------------
Total Fair
  Value                                               $876,030  $876,030
                                                     ===================



REALIZED GAIN (LOSS)

                                     STATEMENT OF     EQUITY
                                       OPERATIONS  CONTRACTS
                                         LOCATION       RISK  TOTAL
                      Net realized gain (loss) on
Warrants                    security transactions        $(2)   $(2)
                                                   ----------------
Total Realized Gain
  (Loss)                                                 $(2)   $(2)
                                                   ================



CHANGE IN APPRECIATION (DEPRECIATION)

                                   STATEMENT OF     EQUITY
                                     OPERATIONS  CONTRACTS
                                       LOCATION       RISK     TOTAL
Warrants                          Net change in   $179,326  $179,326
                        unrealized appreciation
                     (depreciation) on security
                                   transactions
                                                 -------------------
Total Change in
  Appreciation
  (Depreciation)                                  $179,326  $179,326
                                                 ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                 EQUITY
                              CONTRACTS
                                   RISK      TOTAL
Warrants (2)                    125,584    125,584
                              ====================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on net assets up to $500 million, 0.55% on net assets from $500 million up to $5 billion and 0.525% on net assets in excess of $5 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as

                                                   mainstayinvestments.com    35
follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate was 0.56% for the six-month period ended April 30, 2010.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $16,518,484.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

For the six-month period ended April 30, 2010, the Fund incurred shareholder service fees of $3,712.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $58,830 and $417,153, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $263, $35,893, $215,673 and $146,116, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                        $  287,623
------------------------------------------------
Class A                                2,473,267
------------------------------------------------
Class B                                  465,949
------------------------------------------------
Class C                                  729,118
------------------------------------------------
Class I                                1,016,631
------------------------------------------------
Class R2                                   5,761
------------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $      206  0.0%++
-------------------------------------------------
Class C                                  123  0.0++
-------------------------------------------------
Class I                            4,550,043  0.3
-------------------------------------------------
Class R2                              28,340  0.3
-------------------------------------------------



++ Less than one-tenth of a percent.


36    MainStay High Yield Corporate Bond Fund

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $110,199.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $862,798,662 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
         2010               $169,120
         2011                306,034
         2014                 34,845
         2016                 84,576
         2017                268,224
---------------------------------- -----
        Total               $862,799
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                             2009
Distributions paid from:
  Ordinary Income                    $349,956,435
  Return of Capital                    25,449,046
-------------------------------------------------
Total                                $375,405,481
-------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2010, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                 UNFUNDED     UNREALIZED
 BORROWER                      COMMITMENT   DEPRECIATION
American Seafood Group
  LLC Term Loan due 5/7/15    $ 8,600,000      $ 100,969
--------------------------------------------------------
Lender Processing Services,
  Inc. Revolver due 7/2/13      5,166,667       (465,000)
--------------------------------------------------------
Neenah Foundry Co.
  DIP Term Loan due 11/5/10     8,600,000             --
--------------------------------------------------------
Total                         $13,766,667      $(364,031)
--------------------------------------------------------



The commitment is available until maturity date of the security.

NOTE 6--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2010, the Fund held the following foreign currency:

            CURRENCY                       COST          VALUE
Canadian Dollar    CAD 1,711,972  USD 1,505,805  USD 1,685,344
--------------------------------------------------------------



NOTE 7--RESTRICTED SECURITIES:

As of April 30, 2010, the Fund held the following restricted securities:

                                     DATE(S) OF       PRINCIPAL                     4/30/10    PERCENTAGE OF
 SECURITY                           ACQUISITION   AMOUNT/SHARES          COST         VALUE       NET ASSETS
At Home Corp. Convertible Bond
  4.75%, due 12/31/49                   7/25/01    $61,533,853    $         0   $     6,153              0.0%++
------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock
  5.50%                                 6/16/04        950,000     22,798,000    14,250,000              0.2
------------------------------------------------------------------------------------------------------------
Total                                                             $22,798,000   $14,256,153              0.2%
------------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 8--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 9--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.


                                                   mainstayinvestments.com    37

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 10--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $1,510,921 and $841,381, respectively.

NOTE 11--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                    3,112,023  $   17,872,938
Shares issued to
  shareholders in
  reinvestment of
  dividends                    1,545,053       8,828,853
Shares redeemed               (3,269,921)    (18,717,645)
                            ----------------------------
Net increase in shares
  outstanding before
  conversion                   1,387,155       7,984,146
Shares converted into
  Investor Class (See Note
  1)                           2,060,840      11,828,546
Shares converted from
  Investor Class (See Note
  1)                          (3,537,741)    (20,275,128)
                            ----------------------------
Net decrease                     (89,746) $     (462,436)
                            ============================
Year ended October 31,
  2009:
Shares sold                    7,474,779  $   36,392,998
Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,560,027      17,263,693
Shares redeemed               (7,329,380)    (35,058,492)
                            ----------------------------
Net increase in shares
  outstanding before
  conversion                   3,705,426      18,598,199
Shares converted into
  Investor Class (See Note
  1)                           5,370,988      25,224,728
Shares converted from
  Investor Class (See Note
  1)                          (5,295,364)    (27,168,518)
                            ----------------------------
Net increase                   3,781,050  $   16,654,409
                            ============================


 CLASS A                          SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                   62,675,380  $  356,248,733

Shares issued to
  shareholders in
  reinvestment of
  dividends                   15,271,877      86,595,212

Shares redeemed              (75,060,621)   (425,997,824)
                            ----------------------------


Net increase in shares
  outstanding before
  conversion                   2,886,636      16,846,121

Shares converted into
  Class A
  (See Note 1)                 9,835,456      55,922,568

Shares converted from
  Class A
  (See Note 1)                  (663,100)     (3,819,457)

Shares converted from
  Class A (a)                (22,498,098)   (127,339,233)
                            ----------------------------


Net decrease                 (10,439,106) $  (58,390,001)
                            ============================


Year ended October 31,
  2009:

Shares sold                  242,801,884  $1,165,347,013

Shares issued to
  shareholders in
  reinvestment of
  dividends                   31,379,867     152,076,855

Shares redeemed             (117,461,324)   (566,849,942)
                            ----------------------------


Net increase in shares
  outstanding before
  conversion                 156,720,427     750,573,926

Shares converted into
  Class A
  (See Note 1)                16,413,917      80,507,811

Shares converted from
  Class A
  (See Note 1)                (2,089,045)     (9,581,698)
                            ----------------------------


Net increase                 171,045,299  $  821,500,039
                            ============================



 CLASS B                          SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    4,113,102  $   23,399,664

Shares issued to
  shareholders in
  reinvestment of
  dividends                    1,861,154      10,511,008

Shares redeemed               (7,497,917)    (42,400,372)
                            ----------------------------


Net decrease in shares
  outstanding before
  conversion                  (1,523,661)     (8,489,700)

Shares converted from
  Class B
  (See Note 1)                (7,720,711)    (43,656,529)
                            ----------------------------


Net decrease                  (9,244,372) $  (52,146,229)
                            ============================


Year ended October 31,
  2009:

Shares sold                   14,445,487  $   68,012,697

Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,009,794      23,866,848

Shares redeemed              (17,356,879)    (81,542,132)
                            ----------------------------


Net increase in shares
  outstanding before
  conversion                   2,098,402      10,337,413

Shares converted from
  Class B
  (See Note 1)               (14,473,228)    (68,982,323)
                            ----------------------------


Net decrease                 (12,374,826) $  (58,644,910)
                            ============================





38    MainStay High Yield Corporate Bond Fund

 CLASS C                          SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                   15,606,933  $   88,330,574

Shares issued to
  shareholders in
  reinvestment of
  dividends                    2,451,656      13,852,508

Shares redeemed              (13,598,078)    (77,034,717)
                            ----------------------------


Net increase                   4,460,511  $   25,148,365
                            ============================


Year ended October 31,
  2009:

Shares sold                   68,447,828  $  328,094,877

Shares issued to
  shareholders in
  reinvestment of
  dividends                    4,426,577      21,598,153

Shares redeemed              (15,724,607)    (75,733,952)
                            ----------------------------


Net increase                  57,149,798  $  273,959,078
                            ============================



 CLASS I                          SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                   71,493,572  $  407,014,248

Shares issued to
  shareholders in
  reinvestment of
  dividends                    6,806,917      38,634,789

Shares redeemed              (34,438,285)   (195,851,331)
                            ----------------------------


Net increase in shares
  outstanding before
  conversion                  43,862,204     249,797,706

Shares converted into
  Class I (a)                 22,498,098     127,339,233
                            ----------------------------


Net increase                  66,360,302  $  377,136,939
                            ============================


Year ended October 31,
  2009:

Shares sold                  139,507,704  $  688,573,602

Shares issued to
  shareholders in
  reinvestment of
  dividends                   10,230,251      50,186,636

Shares redeemed              (54,838,101)   (268,508,467)
                            ----------------------------


Net increase                  94,899,854  $  470,251,771
                            ============================



 CLASS R2                         SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      568,400  $    3,233,640

Shares issued to
  shareholders in
  reinvestment of
  dividends                       46,039         261,638

Shares redeemed                 (142,728)       (806,988)
                            ----------------------------


Net increase                     471,711  $    2,688,290
                            ============================


Year ended October 31,
  2009:

Shares sold                    1,195,469  $    5,952,750

Shares issued to
  shareholders in
  reinvestment of
  dividends                       37,614         194,931

Shares redeemed                 (120,361)       (621,579)
                            ----------------------------


Net increase                   1,112,722  $    5,526,102
                            ============================


(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor
    Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.


These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 13--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    39

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


40    MainStay High Yield Corporate Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     MYLIM-AO18420 MS121-10                                         MSHY10-06/10
                                                                              08

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INTERNATIONAL EQUITY FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INTERNATIONAL EQUITY FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------
FINANCIAL STATEMENTS                       18
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        38
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       38



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS(1)    YEARS(1)
-------------------------------------------------------------------
With sales charges         -3.21%    21.76%      4.09%       2.79%
Excluding sales charges     2.42     28.84       5.27        3.37




                                                            (With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

              MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                    EQUITY FUND             INDEX
              ----------------------    ------------
4/30/00                 9450                10000
                        7529                 8370
                        7375                 7208
                        6930                 6036
                        8940                 8464
                       10181                 9730
                       12395                12988
                       15490                15561
                       14435                15285
                       10216                 8749
4/30/10                13162                11761



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS(1)    YEARS(1)
-------------------------------------------------------------------
With sales charges         -3.11%    22.11%      4.21%       2.85%
Excluding sales charges     2.53     29.22       5.40        3.43




                                                            (With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                         MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                    EQUITY FUND           INDEX
                         ----------------------    ------------
4/30/00                           23625                25000
                                  18824                20925
                                  18436                18021
                                  17325                15090
                                  22349                21161
                                  25453                24324
                                  30988                32470
                                  38724                38904
                                  36062                38212
                                  25618                21872
4/30/10                           33104                29402



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS(1)    YEARS(1)
-------------------------------------------------------------------
With sales charges         -3.06%    22.75%      4.14%       2.60%
Excluding sales charges     1.93     27.75       4.44        2.60




                                                            (With sales charges)

                                                            (PERFORMANCE GRAPH)

(PERFORMANCE GRAPH)

            MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                       EQUITY FUND           INDEX
            ----------------------    ------------
4/30/00              10000                10000
4/30/01               7930                 8370
4/30/02               7705                 7208
4/30/03               7186                 6036
4/30/04               9194                 8464
4/30/05              10397                 9730
4/30/06              12557                12988
4/30/07              15589                15561
4/30/08              14391                15285
4/30/09              10114                 8749
4/30/10              12921                11761








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS(1)    YEARS(1)
-------------------------------------------------------------------
With sales charges          0.90%    26.85%      4.46%       2.60%
Excluding sales charges     1.90     27.85       4.46        2.60




                                                            (With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

              MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                    EQUITY FUND             INDEX
              ----------------------    ------------
4/30/00                10000                10000
                        7938                 8370
                        7697                 7208
                        7186                 6036
                        9194                 8464
                       10389                 9730
                       12548                12988
                       15573                15561
                       14394                15285
                       10106                 8749
4/30/10                12921                11761



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX       ONE        FIVE         TEN
TOTAL RETURNS     MONTHS      YEAR    YEARS(1)    YEARS(1)
----------------------------------------------------------
                   2.60%    29.48%      5.86%       3.80%




                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                         MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                    EQUITY FUND           INDEX
                         ----------------------    ------------
4/30/00                           10000                10000
4/30/01                            7976                 8370
4/30/02                            7818                 7208
4/30/03                            7367                 6036
4/30/04                            9535                 8464
4/30/05                           10926                 9730
4/30/06                           13372                12988
4/30/07                           16815                15561
4/30/08                           15738                15285
4/30/09                           11216                 8749
4/30/10                           14522                11761



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS(1)    YEARS(1)
-------------------------------------------------------------------
                            2.63%    29.47%      5.71%       3.67%




                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

            MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                       EQUITY FUND           INDEX
            ----------------------    ------------
4/30/00              10000                10000
                      7974                 8370
                      7808                 7208
                      7349                 6036
                      9490                 8464
                     10868                 9730
                     13255                12988
                     16651                15561
                     15563                15285
                     11081                 8749
4/30/10              14346                11761







   include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 5.37% for Class A, 4.35% for Class B, 4.45% for Class C, 5.84% for Class I, 5.69% for Class R1 and 5.43% for Class R2 for the five-year period ended April 30, 2010, and 3.42% for Class A, 2.55% for Class B, 2.59% for Class C, 3.80% for Class I, 3.66% for Class R1 and 3.42% for Class R2 for the ten-year period then ended. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay International Equity Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS(1)    YEARS(1)
-------------------------------------------------------------------
                            2.46%    29.08%      5.49%       3.45%




                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

              MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                    EQUITY FUND             INDEX
              ----------------------    ------------
4/30/00                10000                10000
                        7952                 8370
                        7769                 7208
                        7296                 6036
                        9395                 8464
                       10747                 9730
                       13104                12988
                       16422                15561
                       15316                15285
                       10876                 8749
4/30/10                14039                11761



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS    YEARS
-------------------------------------------------------------
                            2.30%    28.70%    5.17%    3.16%




                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                                      MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                                 EQUITY FUND           INDEX
                                      ----------------------    ------------
4/30/00                                        10000                10000
                                                7962                 8370
                                                7767                 7208
                                                7273                 6036
                                                9342                 8464
                                               10607                 9730
                                               12862                12988
                                               16078                15561
                                               14961                15285
                                               10603                 8749
4/30/10                                        13645                11761




BENCHMARK PERFORMANCE                                    SIX       ONE      FIVE     TEN
                                                       MONTHS     YEAR     YEARS    YEARS
MSCI EAFE(R) Index(5)                                   2.48%    34.43%    3.86%    1.64%
Average Lipper international large-cap core fund(6)     3.99     33.87     3.58     0.78






   Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences certain contractual in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE(R)") Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,024.20        $ 8.73         $1,016.20         $ 8.70
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,025.30        $ 7.08         $1,017.80         $ 7.05
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,019.30        $12.47         $1,012.40         $12.42
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,019.00        $12.46         $1,012.40         $12.42
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,026.00        $ 5.83         $1,019.00         $ 5.81
-------------------------------------------------------------------------------------------------------
CLASS R1 SHARES               $1,000.00       $1,026.30        $ 6.33         $1,018.50         $ 6.31
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,024.60        $ 7.58         $1,017.30         $ 7.55
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,023.00        $ 8.83         $1,016.10         $ 8.80
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.74% for Investor Class, 1.41% for Class A, 2.49% for Class B and Class C, 1.16% for Class I, 1.26% for Class R1, 1.51% for Class R2 and 1.76% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


8    MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   94.20
Warrants                                         3.20
Other Assets, Less Liabilities                   2.00
Short-Term Investment                            0.60
Purchased Put Option                             0.00
Futures Contracts Long                           0.00




 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Man Group PLC
    2.  Roche Holding A.G., Genusscheiue
    3.  Tesco PLC
    4.  Ryanair Holdings PLC Class A
    5.  Nintendo Co., Ltd., ADR (a)
    6.  NTT DoCoMo, Inc.
    7.  BP PLC, Sponsored ADR
    8.  Nestle S.A. Registered
    9.  Syngenta A.G., ADR
   10.  Lloyds TSB Group PLC




(a) Security trades on more than one exchange.


                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay International Equity Fund returned 2.42% for Investor Class shares, 2.53% for Class A shares, 1.93% for Class B shares and 1.90% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 2.60%, Class R1 shares returned 2.63%, Class R2 shares returned 2.46% and Class R3 shares returned 2.30%. All share classes underperformed the 3.99% return of the average Lipper(1) international large-cap core fund for the six months ended April 30, 2010. Investor Class, Class B, Class C, Class R2 and Class R3 shares underperformed and Class A, Class I and Class R1 shares outperformed the 2.48% return of the MSCI EAFE(R) Index(2) for the same period. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund employs a bottom-up investment approach, selecting stocks on their individual strengths, rather than focusing on the underlying industry groups of those stocks or on general economic trends. Country allocations in the Fund are a result of our bottom-up stock selection process.

Throughout the reporting period, we remained focused on the analysis of individual business models and sought to invest in quality companies at reasonable valuations rather than base our decisions on market perceptions. This approach directed the Fund toward information technology, telecommunication services and consumer staples at the expense of materials and industrials.

The financial markets began to show signs of volatility in the closing weeks of the reporting period, as policymakers sought to contain downside risks. Unemployment remained high; and more importantly, incomes did not rise. Overall, international equity markets were mixed during the reporting period, with Europe underperforming both the U.K. and Japan. European stocks were hurt by the debt crisis in Greece and concerns about similar difficul-ties in Portugal, Italy, Ireland and Spain. The best-performing sector in the MSCI EAFE(R) Index during the period was information technology, followed by materials. In contrast, telecommunication services and financials underperformed the Index during the six months ended April 30, 2010.

We attribute the Fund's relative performance to mul-tiple factors. First, an underweight position in the materials sector detracted from the Fund's performance relative to the MSCI EAFE(R) Index. An overweight position in the pharmaceuticals segment and stock selection in this segment also detracted. On the positive side, an overweight position and stock selection in the telecommunications services sector helped the Fund's relative performance. In addition, stock selection in financials contributed positively to the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICU-LARLY WEAK?

During the reporting period, security selection and overweight positions in telecommunication services and financials made these sectors the strongest sector contributors to the Fund's performance relative to the MSCI EAFE(R) Index, even though the sectors themselves underperformed the Index. An overweight position in consumer staples also contributed positively to the Fund's relative performance. From a sector perspective, the most significant detractor from the Fund's performance relative to the MSCI EAFE(R) Index was an underweight position in the materials sector. Other areas that detracted from the Fund's relative performance were pharmaceuticals and energy.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS WERE STRONG CONTRIBUTORS TO
THE FUND'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE WEAK?

On an absolute basis, the strongest individual contributor to the Fund's performance was Nintendo. The company is best known for its popular game system, the Wii. The successful launch of a next-generation handheld game console and strong sales growth for the Wii helped Nintendo's shares rise during the reporting period.

Another strong contributor was Spanish media company Telecinco, which owns the Spanish television station Telecinco and other media and advertising companies. Ryanair, a low-cost European airline based in Ireland, was also a strong contributor to the Fund's absolute performance. The company continued to post solid results during the reporting period.


1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the MSCI EAFE(R) Index.

10    MainStay International Equity Fund

On an absolute basis, the weakest contributor to the Fund's performance was financial services company Man Group PLC, which underperformed the Index partly because of continued weak performance of its flagship fund and related earnings downgrades. We took advantage of the lower prices that resulted from the stock's weakness and added to the Fund's position. In light of the ongoing debt crisis in Greece, Piraeus Bank (a commercial bank based in Greece) detracted from performance during the reporting period. After reevaluating the position, we eliminated the stock from the Fund at the end of the reporting period.

The Fund's health care holdings fell during the reporting period and an overweight position in the sector detracted from the Fund's returns. In particular, plasma derivatives company Grifols fell sharply because of economic weakness, planned production increases and investor concerns about profitability and oversupply. We believe that oversupply is unlikely because of the consolidated nature of the industry and the new uses for plasma protein derivatives, such as treatment of Alzheimer's disease.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund increased its exposure to the financials sector during the reporting period by adding to positions in Piraeus Bank, Deutsche Boerse and Man Group. At the time, we felt that these companies provided the highest quality within the sector; and when international markets sold off, we used the opportunity to increase the Fund's overall exposure to financials. Given recent events in Greece, however, we decided that Piraeus Bank no longer offered the promise that had originally attracted us to the stock and as mentioned above, we eliminated the stock from the Fund at the end of the reporting period.

The Fund either sold or trimmed a number of positions during the reporting period, including food products company Nestle, pharmaceutical companies Novartis and Novo-Nordisk, and gas utility company Snam Rete Gas. These stocks had performed well and were nearing or had reached what we believed to be their respective intrinsic values.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF APRIL 2010?

Sector and regional weightings result from our rigorous bottom-up research on individual companies and do not reflect top-down economic, regional or industry group opinions. As of April 30, 2010, the Fund held overweight positions relative to the MSCI EAFE(R) Index in information technology, telecommunication services and consumer staples. As of the same date, the Fund was underweight materials and industrials. The Fund held market-weight positions in energy and utilities. From a regional perspective, we increased the Fund's exposure to Japan and other Asian nations. As a result, the weighing in those regions increased in relation to the Fund's European holdings.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED



                                         SHARES          VALUE
COMMON STOCKS 94.2%+
--------------------------------------------------------------

AUSTRALIA 2.2%
BHP Billiton, Ltd.,
  Sponsored ADR (Metals &
  Mining) (a)                           194,500  $  14,157,655
                                                 -------------


BELGIUM 2.2%
Belgacom S.A. (Diversified
  Telecommunication
  Services)                             193,400      6,782,650
Mobistar S.A. (Wireless
  Telecommunication
  Services)                             117,563      7,195,978
                                                 -------------
                                                    13,978,628
                                                 -------------

BERMUDA 1.5%
Esprit Holdings, Ltd.
  (Specialty Retail)                  1,289,969      9,239,434
                                                 -------------


BRAZIL 0.4%
Vale S.A., Sponsored ADR
  (Metals & Mining) (a)                  86,700      2,655,621
                                                 -------------


CANADA 2.8%
Fairfax Financial Holdings,
  Ltd. (Insurance)                       15,200      5,732,377
IGM Financial, Inc. (Capital
  Markets)                               76,200      3,163,373
Tim Hortons, Inc. (Hotels,
  Restaurants & Leisure)                275,100      9,094,170
                                                 -------------
                                                    17,989,920
                                                 -------------

CHINA 0.3%
China Construction Bank
  Corp. Class H (Commercial
  Banks)                              1,996,600      1,619,719
                                                 -------------


DENMARK 0.1%
Novo-Nordisk A/S Class B
  (Pharmaceuticals)                       4,300        351,213
                                                 -------------


FINLAND 1.7%
Nokia Oyj, Sponsored ADR
  (Communications Equipment)
  (a)(b)                                555,700      6,757,312
Sampo Oyj (Insurance)                   151,400      3,735,724
                                                 -------------
                                                    10,493,036
                                                 -------------

FRANCE 4.3%
Alstom S.A. (Electrical
  Equipment)                            134,300      7,938,172
BNP Paribas S.A. (Commercial
  Banks)                                 80,030      5,500,551
Bouygues S.A. (Construction
  & Engineering) (b)                     85,700      4,269,277
Neopost S.A. (Office
  Electronics)                           65,135      5,177,777
Total S.A. (Oil, Gas &
  Consumable Fuels)                      78,300      4,242,839
                                                 -------------
                                                    27,128,616
                                                 -------------

GERMANY 5.0%
Allianz SE (Insurance) (b)               13,900      1,595,743
Allianz SE, ADR (Insurance)
  (a)(b)                                384,800      4,363,632
Deutsche Boerse A.G.
  (Diversified Financial
  Services)                             155,900     12,145,176
Hannover Rueckversicherung
  A.G. (Insurance) (b)                  286,886     13,470,990
                                                 -------------
                                                    31,575,541
                                                 -------------

GREECE 1.6%
Intralot S.A.-Integrated
  Lottery Systems & Services
  (Hotels, Restaurants &
  Leisure)                              330,600      1,420,455
OPAP S.A. (Hotels,
  Restaurants & Leisure)                417,548      8,485,149
                                                 -------------
                                                     9,905,604
                                                 -------------

HONG KONG 3.3%
China Mobile, Ltd.,
  Sponsored ADR (Wireless
  Telecommunication
  Services) (a)                         215,900     10,557,510
CNOOC, Ltd., ADR (Oil, Gas &
  Consumable Fuels) (a)                  57,300     10,080,216
                                                 -------------
                                                    20,637,726
                                                 -------------

IRELAND 0.6%
Ryanair Holdings PLC,
  Sponsored ADR (Airlines)
  (a)(b)                                123,700      3,483,392
                                                 -------------


ITALY 2.3%
Assicurazioni Generali
  S.p.A. (Insurance)                     85,540      1,803,169
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)                     250,100      5,606,597
Intesa Sanpaolo S.p.A.
  (Commercial Banks) (b)                302,700        996,192
MediaSet S.p.A. (Media)                 401,110      3,185,548
Snam Rete Gas S.p.A. (Gas
  Utilities)                            656,886      3,112,546
                                                 -------------
                                                    14,704,052
                                                 -------------

JAPAN 18.0%
Astellas Pharma, Inc.
  (Pharmaceuticals)                     228,500      8,019,150
Capcom Co., Ltd. (Software)              75,400      1,517,695
Daito Trust Construction
  Co., Ltd. (Real Estate
  Management & Development)             133,500      7,147,339
FamilyMart Co., Ltd. (Food &
  Staples Retailing)                      9,800        337,482
Japan Tobacco, Inc.
  (Tobacco)                               1,686      5,829,393


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

12    MainStay International Equity Fund


12     The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
Kose Corp. (Personal
  Products)                              69,700  $   1,622,640
MISUMI Group, Inc. (Trading
  Companies & Distributors)             250,200      4,975,487
V  Nintendo Co., Ltd., ADR
  (Software) (a)                         10,300        431,570
V  Nintendo Co., Ltd.
  (Software)                             55,910     18,790,803
Nissin Foods Holdings Co.,
  Ltd. (Food Products)                  250,100      8,390,068
V  NTT DoCoMo, Inc.
  (Wireless
  Telecommunication
  Services)                              12,304     19,138,692
OBIC Co., Ltd. (IT Services)              9,560      1,918,599
Ryohin Keikaku Co., Ltd.
  (Multiline Retail)                     56,300      2,558,447
Sankyo Co., Ltd. (Leisure
  Equipment & Products)                 137,500      6,320,135
Santen Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                  9,900        316,157
Shin-Etsu Chemical Co., Ltd.
  (Chemicals)                           107,400      6,201,725
Square Enix Holdings Co.,
  Ltd. (Software)                       216,100      4,568,221
Suruga Bank, Ltd.
  (Commercial Banks)                    473,700      4,651,545
The Shizuoka Bank, Ltd.
  (Commercial Banks)                    357,400      3,000,294
Tokio Marine Holdings, Inc.
  (Insurance)                           101,100      3,011,029
Toyota Motor Corp.,
  Sponsored ADR
  (Automobiles) (a)                      62,400      4,810,416
                                                 -------------
                                                   113,556,887
                                                 -------------

MEXICO 1.6%
Grupo Televisa S.A.,
  Sponsored ADR (Media) (a)             484,100     10,059,598
                                                 -------------


NETHERLANDS 1.8%
Koninklijke Ahold N.V. (Food
  & Staples Retailing)                  798,100     10,957,821
TNT N.V. (Air Freight &
  Logistics)                             11,928        366,160
                                                 -------------
                                                    11,323,981
                                                 -------------

NORWAY 0.4%
StatoilHydro ASA (Oil, Gas &
  Consumable Fuels)                     115,500      2,788,183
                                                 -------------


SINGAPORE 1.8%
DBS Group Holdings, Ltd.
  (Commercial Banks)                    155,200      1,719,434
Singapore Airport Terminal
  Services, Ltd.
  (Transportation
  Infrastructure)                       446,500        918,872
Singapore Technologies
  Engineering, Ltd.
  (Aerospace & Defense)               1,239,500      2,846,090
SMRT Corp., Ltd. (Road &
  Rail)                               3,377,800      5,596,904
                                                 -------------
                                                    11,081,300
                                                 -------------

SOUTH AFRICA 0.3%
Tiger Brands, Ltd. (Food
  Products)                              86,650      2,206,873
                                                 -------------


SPAIN 6.3%
Banco Popular Espanol S.A.
  (Commercial Banks)                  1,103,100      7,794,339
Enagas (Gas Utilities)                  664,800     13,281,715
Gestevision Telecinco S.A.
  (Media)                               413,300      5,895,573
Grifols S.A. (Biotechnology)            578,500      7,287,565
Indra Sistemas S.A. (IT
  Services)                             285,800      5,699,329
                                                 -------------
                                                    39,958,521
                                                 -------------

SWEDEN 0.3%
Scania AB Class B
  (Machinery)                           103,800      1,827,715
                                                 -------------


SWITZERLAND 15.2%
ABB, Ltd., Sponsored ADR
  (Electrical Equipment)
  (a)(b)                                455,400      8,725,464
Actelion, Ltd. Registered
  (Biotechnology) (b)                   233,600      9,400,428
Credit Suisse Group A.G.,
  Sponsored ADR (Capital
  Markets) (a)(b)                       218,800      9,999,160
V  Nestle S.A. Registered
  (Food Products)                       311,600     15,207,480
Nobel Biocare Holding A.G.
  (Health Care Equipment &
  Supplies)                              37,100        814,982
V  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)                     142,125     22,446,237
Schindler Holding A.G.
  (Machinery)                            15,500      1,362,724
V  Syngenta A.G., ADR
  (Chemicals) (a)                       296,200     14,961,062
UBS A.G. (Capital Markets)
  (b)                                   690,300     10,644,426
Zurich Financial Services
  A.G. (Insurance)                        9,500      2,118,071
                                                 -------------
                                                    95,680,034
                                                 -------------

UNITED KINGDOM 20.0%
Barclays PLC (Commercial
  Banks)                              1,132,800      5,799,952
BHP Billiton PLC, ADR
  (Metals & Mining) (a)                  16,800      1,024,800
V  BP PLC, Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (a)                            320,120     16,694,258
Cobham PLC (Aerospace &
  Defense)                              420,962      1,706,931
De La Rue PLC (Commercial
  Services & Supplies)                  388,900      5,435,797
Johnson Matthey PLC
  (Chemicals)                           288,500      7,683,697
V  Lloyds TSB Group PLC
  (Commercial Banks) (b)             14,337,844     14,338,195
V  Man Group PLC (Capital
  Markets)                            6,290,300     23,385,166
Provident Financial PLC
  (Consumer Finance)                     14,700        188,854
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (a)                 179,100     11,238,525
Scottish & Southern Energy
  PLC (Electric Utilities)              787,800     12,996,465


                                                   mainstayinvestments.com    13


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)
St. James's Place PLC
  (Insurance)                           288,800  $   1,168,273
V  Tesco PLC (Food & Staples
  Retailing)                          3,239,435     21,549,080
Ultra Electronics Holdings
  (Aerospace & Defense)                 138,600      3,283,501
                                                 -------------
                                                   126,493,494
                                                 -------------

UNITED STATES 0.2%
Philip Morris International,
  Inc. (Tobacco)                         24,800      1,217,184
                                                 -------------
Total Common Stocks
  (Cost $589,776,205)                              594,113,927
                                                 -------------

                                      NUMBER OF
                                       WARRANTS
WARRANTS 3.2%
--------------------------------------------------------------

IRELAND 3.2%
V  Ryanair Holdings PLC
  Class A
  Strike Price E 0.000001
  Expires 4/3/18 (Airlines)
  (b)(c)                              4,055,593     20,087,324
                                                 -------------
Total Warrants
  (Cost $17,954,117)                                20,087,324
                                                 -------------

                                      NUMBER OF
                                      CONTRACTS
PURCHASED PUT OPTION 0.0%++
--------------------------------------------------------------

UNITED STATES 0.0%++
BHP Billiton, Ltd.
  Strike Price $80.00
  Expires 5/22/10 (Metals &
  Mining)                                41,300        297,360
                                                 -------------
Total Purchased Put Options
  (Cost $110,271)                                      297,360
                                                 -------------


                                      PRINCIPAL
                                         AMOUNT          VALUE
SHORT-TERM INVESTMENT 0.6%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.6%
UNITED STATES 0.6%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $3,507,272
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.107%
  and a maturity date of
  6/3/10, with a Principal
  Amount of $3,580,000 and a
  Market Value of
  $3,579,642) (Capital
  Markets)                          $ 3,507,269  $   3,507,269
                                                 -------------
Total Short-Term Investment
  (Cost $3,507,269)                                  3,507,269
                                                 -------------
Total Investments
  (Cost $611,347,862) (f)                  98.0%   618,005,880
Other Assets, Less
  Liabilities                               2.0     12,825,147
                                          -----   ------------
Net Assets                                100.0% $ 630,831,027
                                          =====   ============





                                               UNREALIZED
                           CONTRACTS         APPRECIATION
                                LONG   (DEPRECIATION) (D)
FUTURES CONTRACTS (0.0%)++
---------------------------------------------------------

Dow Jones EURO STOXX 50
  Index
  June 2010 (10 Year) (e)        698           $ (893,953)
FTSE 100 Index
  June 2010 (10 Year) (e)        179             (353,767)
Topix Index
  June 2010 (10 Year) (e)        153            1,089,658
                                               ----------

Total Futures Contracts
  (Settlement Value
  $56,254,586)                                 $ (158,062)
                                               ==========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2010.


14    MainStay International Equity Fund


14     The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e) At April 30, 2010, cash in the amount of $3,264,515 is segregated as collateral for futures contracts with the broker.
(f)  At April 30, 2010, cost is $617,072,918
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 40,847,483
Gross unrealized depreciation       (39,914,521)
                                   ------------
Net unrealized appreciation        $    932,962
                                   ============



The following abbreviation is used in the above portfolio:

E--Euro


The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks (b)                           $159,851,722  $434,262,205      $     --  $594,113,927
  Purchased Put Options                            297,360            --            --       297,360
  Warrants                                              --    20,087,324            --    20,087,324
  Short-Term Investment
     Repurchase Agreement                               --     3,507,269            --     3,507,269
                                              ------------  ------------      --------  ------------
Total Investments in Securities                160,149,082   457,856,798            --   618,005,880
Other Financial Instruments
  Futures Contracts Long (c)                     1,089,658            --            --     1,089,658
  Foreign Currency Forward Contracts (d)                --       117,757            --       117,757
                                              ------------  ------------      --------  ------------
Total Other Financial Instruments                1,089,658       117,757            --     1,207,415
                                              ------------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                       $161,238,740  $457,974,555           $--  $619,213,295
                                              ============  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 1 assets represent ADRs, securities listed under Brazil, Canada, United States and the following common stock whose primary exchange is the New York Stock Exchange: UBS A.G. under Switzerland.

(c) The value listed for these securities represents unrealized appreciation as shown on the Portfolio of Investment.

(d) The value listed for these securities represents unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)


                                                   mainstayinvestments.com    15


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

LIABILITY VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Other Financial Instruments
  Futures Contracts Long (a)                    $(1,247,720)   $      --      $     --  $(1,247,720)
  Foreign Currency Forward Contracts (b)                 --     (373,613)           --     (373,613)
                                                -----------    ---------      --------  -----------
Total Other Financial Instruments               $(1,247,720)   $(373,613)          $--  $(1,621,333)
                                                ===========    =========      ========  ===========




(a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

As of the six-month period ending April 30, 2010, securities with a total value of $461,112,731 transferred from Level 1 to Level 2 due to certain international equities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. Fair values for these instruments at the reporting date are based on quoted market prices or binding dealer price quotations.

The Fund recognizes transfers between the levels as of the beginning of the period.

At April 30, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3).

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                       BALANCE                                CHANGE IN                                NET         NET     BALANCE
                         AS OF      ACCRUED   REALIZED       UNREALIZED                          TRANSFERS   TRANSFERS       AS OF
 INVESTMENTS IN    OCTOBER 31,    DISCOUNTS       GAIN     APPRECIATION         NET        NET       IN TO      OUT OF   APRIL 30,
 SECURITIES               2009   (PREMIUMS)     (LOSS)   (DEPRECIATION)   PURCHASES      SALES     LEVEL 3     LEVEL 3        2010
Common Stock           $18,809     $     --       $(74)            $(47)   $     --   $(18,688)   $     --    $     --    $     --
                       -------     --------       ----             ----    --------   --------    --------    --------    --------
Total                  $18,809          $--       $(74)            $(47)        $--   $(18,688)        $--         $--         $--
                       =======     ========       ====             ====    ========   ========    ========    ========    ========

                        CHANGE IN
                       UNREALIZED
                     APPRECIATION
                   (DEPRECIATION)
                             FROM
                      INVESTMENTS
                    STILL HELD AT
 INVESTMENTS IN         APRIL 30,
 SECURITIES              2010 (A)
Common Stock                 $(47)
                             ----
Total                        $(47)
                             ====



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


16    MainStay International Equity Fund


16     The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                     VALUE  PERCENT +
Aerospace & Defense           $  7,836,522      1.2%
Air Freight & Logistics            366,160      0.1
Airlines                        23,570,716      3.8
Automobiles                      4,810,416      0.8
Biotechnology                   16,687,993      2.7
Capital Markets                 50,699,394      8.0
Chemicals                       28,846,484      4.6
Commercial Banks                45,420,221      7.2
Commercial Services &
  Supplies                       5,435,797      0.9
Communications Equipment         6,757,312      1.1
Construction & Engineering       4,269,277      0.7
Consumer Finance                   188,854      0.0 ++
Diversified Financial
  Services                      12,145,176      1.9
Diversified
  Telecommunication Services     6,782,650      1.1
Electric Utilities              12,996,465      2.0
Electrical Equipment            16,663,636      2.6
Food & Staples Retailing        32,844,383      5.2
Food Products                   25,804,421      4.1
Gas Utilities                   16,394,261      2.6
Health Care Equipment &
  Supplies                         814,982      0.1
Hotels, Restaurants &
  Leisure                       18,999,774      3.0
IT Services                      7,617,928      1.2
Insurance                       36,999,008      5.9
Leisure Equipment & Products     6,320,135      1.0
Machinery                        3,190,439      0.5
Media                           19,140,719      3.0
Metals & Mining                 18,135,436      2.8
Multiline Retail                 2,558,447      0.4
Office Electronics               5,177,777      0.8
Oil, Gas & Consumable Fuels     50,650,618      8.0
Personal Products                1,622,640      0.3
Pharmaceuticals                 31,132,757      4.9
Real Estate Management &
  Development                    7,147,339      1.1
Road & Rail                      5,596,904      0.9
Software                        25,308,289      4.0
Specialty Retail                 9,239,434      1.5
Tobacco                          7,046,577      1.1
Trading Companies &
  Distributors                   4,975,487      0.8
Transportation
  Infrastructure                   918,872      0.2
Wireless Telecommunication
  Services                      36,892,180      5.9
                              ------------    -----
                               618,005,880     98.0
Other Assets, Less
  Liabilities                   12,825,147      2.0
                              ------------    -----
Net Assets                    $630,831,027    100.0%
                              ============    =====




+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.




                                                   mainstayinvestments.com    17


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $611,347,862)     $618,005,880
Cash denominated in foreign
  currencies (identified cost
  $16,038,956)                         15,981,559
Foreign cash collateral on deposit
  at broker (identified cost
  $3,285,164) (See Note 5)              3,264,515
Receivables:
  Investment securities sold            5,001,952
  Dividends and interest                3,409,638
  Fund shares sold                        957,873
  Variation margin on futures
     contracts                            115,829
Other assets                               77,516
Unrealized appreciation on foreign
  currency forward contracts              117,757
                                     ------------
     Total assets                     646,932,519
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      13,318,940
  Fund shares redeemed                    778,867
  Variation margin on futures
     contracts                            754,198
  Manager (See Note 3)                    493,597
  Transfer agent (See Note 3)             163,082
  NYLIFE Distributors (See Note 3)         82,692
  Shareholder communication                58,713
  Professional fees                        49,428
  Custodian                                25,714
  Trustees                                  2,479
Accrued expenses                              169
Unrealized depreciation on foreign
  currency forward contracts              373,613
                                     ------------
     Total liabilities                 16,101,492
                                     ------------
Net assets                           $630,831,027
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    518,509
Additional paid-in capital            698,305,612
                                     ------------
                                      698,824,121
Accumulated undistributed net
  investment income                     2,288,202
Accumulated net realized loss on
  investments, futures
  transactions, written option
  transactions and foreign currency
  transactions                        (76,416,870)
Net unrealized appreciation on
  investments and futures contracts     6,499,956
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              (364,382)
                                     ------------
Net assets                           $630,831,027
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 39,876,053
                                     ============
Shares of beneficial interest
  outstanding                           3,264,392
                                     ============
Net asset value per share
  outstanding                        $      12.22
Maximum sales charge (5.50% of
  offering price)                            0.71
                                     ------------
Maximum offering price per share
  outstanding                        $      12.93
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $114,077,283
                                     ============
Shares of beneficial interest
  outstanding                           9,346,213
                                     ============
Net asset value per share
  outstanding                        $      12.21
Maximum sales charge (5.50% of
  offering price)                            0.71
                                     ------------
Maximum offering price per share
  outstanding                        $      12.92
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 34,128,622
                                     ============
Shares of beneficial interest
  outstanding                           3,017,053
                                     ============
Net asset value and offering price
  per share outstanding              $      11.31
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 20,692,602
                                     ============
Shares of beneficial interest
  outstanding                           1,828,958
                                     ============
Net asset value and offering price
  per share outstanding              $      11.31
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $404,942,121
                                     ============
Shares of beneficial interest
  outstanding                          32,993,737
                                     ============
Net asset value and offering price
  per share outstanding              $      12.27
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $  5,994,229
                                     ============
Shares of beneficial interest
  outstanding                             491,447
                                     ============
Net asset value and offering price
  per share outstanding              $      12.20
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $ 10,570,520
                                     ============
Shares of beneficial interest
  outstanding                             864,113
                                     ============
Net asset value and offering price
  per share outstanding              $      12.23
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $    549,597
                                     ============
Shares of beneficial interest
  outstanding                              45,036
                                     ============
Net asset value and offering price
  per share outstanding              $      12.20
                                     ============





18    MainStay International Equity Fund


18     The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  8,925,491
  Interest                                 16,521
                                     ------------
     Total income                       8,942,012
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,862,152
  Transfer agent (See Note 3)             573,499
  Distribution/Service--Investor
     Class (See Note 3)                    50,567
  Distribution/Service--Class A
     (See Note 3)                         147,639
  Distribution/Service--Class B
     (See Note 3)                         177,765
  Distribution/Service--Class C
     (See Note 3)                         101,192
  Distribution/Service--Class R2
     (See Note 3)                          12,412
  Distribution/Service--Class R3
     (See Note 3)                           1,038
  Custodian                               136,381
  Shareholder communication                80,437
  Professional fees                        71,460
  Registration                             64,001
  Trustees                                 11,197
  Shareholder service (See Note 3)          8,100
  Miscellaneous                            23,567
                                     ------------
     Total expenses                     4,321,407
                                     ------------
Net investment income                   4,620,605
                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain on:
  Security transactions                22,184,953
  Futures transactions                  2,096,585
  Written option transactions              86,507
  Foreign currency transactions         1,988,695
                                     ------------
Net realized gain on investments,
  futures transactions, written
  option transactions and foreign
  currency transactions                26,356,740
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                         (14,765,389)
  Futures contracts                     1,810,857
  Written option contracts                 (1,955)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts        (2,302,244)
                                     ------------
Net change in unrealized
  appreciation on investments,
  futures contracts, written
  options and foreign currency
  transactions                        (15,258,731)
                                     ------------
Net realized and unrealized gain on
  investments, futures
  transactions, written options and
  foreign currency transactions        11,098,009
                                     ------------
Net increase in net assets
  resulting from operations          $ 15,718,614
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $873,791.


                                                   mainstayinvestments.com    19


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                       2010           2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $   4,620,605  $  12,501,788
 Net realized gain (loss)
  on investments, futures
  transactions, written
  option transactions and
  foreign currency
  transactions                   26,356,740    (36,878,903)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, written
  options, futures
  contracts and foreign
  currency transactions         (15,258,731)   123,851,517
                              ----------------------------
 Net increase in net assets
  resulting from operations      15,718,614     99,474,402
                              ----------------------------

Dividends to shareholders:
 From net investment
  income:
    Investor Class               (1,038,458)    (2,784,161)
    Class A                      (3,373,550)    (5,375,025)
    Class B                        (746,865)    (2,657,407)
    Class C                        (413,731)      (835,870)
    Class I                     (12,028,290)   (31,109,639)
    Class R1                       (171,522)      (230,732)
    Class R2                       (235,960)       (22,362)
    Class R3                         (8,861)        (2,952)
                              ----------------------------
 Total dividends to
  shareholders                  (18,017,237)   (43,018,148)
                              ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        110,488,642    212,035,458
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      14,768,061     30,703,329
 Cost of shares redeemed
  (a)                          (105,335,224)  (207,999,568)
                              ----------------------------
    Increase in net assets
     derived from capital
     share transactions          19,921,479     34,739,219
                              ----------------------------
    Net increase in net
     assets                      17,622,856     91,195,473
NET ASSETS:
Beginning of period             613,208,171    522,012,698
                              ----------------------------
End of period                 $ 630,831,027  $ 613,208,171
                              ============================
Accumulated undistributed
 net investment income at
 end of period                $   2,288,202  $  15,684,834
                              ============================



(a) Cost of shares redeemed net of redemption fee of $27,499 for the six months ended April 30, 2010 and $48,399 for the year ended October 31, 2009. (See
    Note 2 (M)).


20    MainStay International Equity Fund


20     The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


                                                   mainstayinvestments.com    21


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 12.24           $ 10.96             $ 14.70
                                       -------           -------             -------
Net investment income (a)                 0.07              0.23                0.36
Net realized and unrealized gain
  (loss) on investments                   0.24              1.73               (4.31)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           (0.01)             0.18                0.21
                                       -------           -------             -------
Total from investment operations:         0.30              2.14               (3.74)
                                       -------           -------             -------
Less dividends and distributions:
  From net investment income             (0.32)            (0.86)                 --
  From net realized gain on
     investments                            --                --                  --
                                       -------           -------             -------
Total dividends and distributions        (0.32)            (0.86)                 --
                                       -------           -------             -------
Redemption fee (a)(f)                     0.00 ++           0.00 ++             0.00 ++
                                       -------           -------             -------
Net asset value at end of period       $ 12.22           $ 12.24             $ 10.96
                                       =======           =======             =======
Total investment return (c)               2.42%(e)         21.20%             (25.44%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.07%++           2.19%               3.91% ++
  Net expenses                            1.74%++           1.71%               1.70% ++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                1.74%++           1.86%               1.73% ++
Portfolio turnover rate                     32%               88%                 82%
Net assets at end of period (in
  000's)                               $39,876           $39,969             $35,429




                                                                            CLASS B
                                     -------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                               YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                               $ 11.33         $ 10.17        $ 16.99        $ 15.78        $ 12.88        $ 11.44
                                       -------         -------        -------        -------        -------        -------
Net investment income (a)                 0.02            0.14           0.28           0.09           0.15           0.05
Net realized and unrealized gain
  (loss) on investments                   0.21            1.61          (5.70)          2.40           3.43 (b)       1.53
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           (0.01)           0.16           0.28          (0.16)         (0.09)         (0.14)
                                       -------         -------        -------        -------        -------        -------
Total from investment operations:         0.22            1.91          (5.14)          2.33           3.49           1.44
                                       -------         -------        -------        -------        -------        -------
Less dividends and distributions:
  From net investment income             (0.24)          (0.75)            --             --             --             --
  From net realized gain on
     investments                            --              --          (1.68)         (1.12)         (0.59)            --
                                       -------         -------        -------        -------        -------        -------
Total dividends and distributions        (0.24)          (0.75)         (1.68)         (1.12)         (0.59)            --
                                       -------         -------        -------        -------        -------        -------
Redemption fee (a)(f)                     0.00 ++         0.00 ++        0.00 ++        0.00 ++        0.00 ++        0.00 ++
                                       -------         -------        -------        -------        -------        -------
Net asset value at end of period       $ 11.31         $ 11.33        $ 10.17        $ 16.99        $ 15.78        $ 12.88
                                       =======         =======        =======        =======        =======        =======
Total investment return (c)               1.93%(e)       20.31%        (33.36%)        15.48%         28.13%(b)(d)   12.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.31%++         1.41%          2.10%          0.52%          1.11%          0.40%
  Net expenses                            2.49%++         2.46%          2.40%          2.35%          2.37%          2.49%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                2.49%++         2.62%          2.42%          2.30%          2.41%(d)       2.51%
Portfolio turnover rate                     32%             88%            82%            49%            50%            51%
Net assets at end of period (in
  000's)                               $34,129         $36,397        $37,098        $76,081        $67,150        $88,410



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.
(f)  The redemption fee was discontinued, as of April 1, 2010.




22    MainStay International Equity Fund


22     The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS A
      --------------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                      YEAR ENDED OCTOBER 31,
         2010*              2009              2008             2007              2006              2005

       $  12.24           $  10.97          $ 18.09          $  16.69          $  13.53          $ 11.95
       --------           --------          -------          --------          --------          -------
           0.09               0.26             0.41              0.22              0.24             0.15
           0.24               1.73            (6.10)             2.54              3.65(b)          1.59

          (0.01)              0.18             0.30             (0.17)            (0.10)           (0.14)
       --------           --------          -------          --------          --------          -------
           0.32               2.17            (5.39)             2.59              3.79             1.60
       --------           --------          -------          --------          --------          -------

          (0.35)             (0.90)           (0.05)            (0.07)            (0.04)           (0.02)
             --                 --            (1.68)            (1.12)            (0.59)              --
       --------           --------          -------          --------          --------          -------
          (0.35)             (0.90)           (1.73)            (1.19)            (0.63)           (0.02)
       --------           --------          -------          --------          --------          -------
           0.00 ++            0.00 ++          0.00 ++           0.00 ++           0.00 ++          0.00 ++
       --------           --------          -------          --------          --------          -------
       $  12.21           $  12.24          $ 10.97          $  18.09          $  16.69          $ 13.53
       ========           ========          =======          ========          ========          =======
           2.53%(e)          21.57%          (32.67%)           16.30%            29.11%(b)(d)     13.40%

           1.39%++            2.40%            2.79%             1.25%             1.65%            1.15%
           1.41%++            1.39%            1.47%             1.58%             1.62%            1.74%
           1.41%++            1.42%            1.47%             1.55%             1.67%(d)         1.76%
             32%                88%              82%               49%               50%              51%
       $114,077           $117,023          $63,470          $186,738          $145,964          $87,204



                                                  CLASS C
      -----------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
      APRIL 30,                                     YEAR ENDED OCTOBER 31,
         2010*              2009             2008             2007             2006             2005

        $ 11.32           $ 10.17          $ 16.98          $ 15.77          $ 12.87          $ 11.44
        -------           -------          -------          -------          -------          -------
           0.02              0.13             0.29             0.09             0.13             0.05
           0.22              1.61            (5.69)            2.40             3.45(b)          1.52

          (0.01)             0.16             0.27            (0.16)           (0.09)           (0.14)
        -------           -------          -------          -------          -------          -------
           0.23              1.90            (5.13)            2.33             3.49             1.43
        -------           -------          -------          -------          -------          -------

          (0.24)            (0.75)              --               --               --               --
             --                --            (1.68)           (1.12)           (0.59)              --
        -------           -------          -------          -------          -------          -------
          (0.24)            (0.75)           (1.68)           (1.12)           (0.59)              --
        -------           -------          -------          -------          -------          -------
           0.00 ++           0.00 ++          0.00 ++          0.00 ++          0.00 ++          0.00 ++
        -------           -------          -------          -------          -------          -------
        $ 11.31           $ 11.32          $ 10.17          $ 16.98          $ 15.77          $ 12.87
        =======           =======          =======          =======          =======          =======
           1.90%(e)         20.32%          (33.32%)          15.49%           28.15%(b)(d)     12.50%

           0.34++            1.34%            2.12%            0.53%            0.91%            0.40%
           2.49++            2.46%            2.39%            2.33%            2.37%            2.49%
           2.49++            2.60%            2.41%            2.30%            2.42%(d)         2.51%
             32%               88%              82%              49%              50%              51%
        $20,693           $19,079          $10,976          $25,677          $17,026          $11,600




                                                   mainstayinvestments.com    23


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                             CLASS I
                                           --------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                         YEAR ENDED OCTOBER 31,
                                              2010*            2009            2008            2007            2006
Net asset value at beginning of
  period                                    $  12.33         $  11.05        $  18.23        $  16.79        $  13.60
                                            --------         --------        --------        --------        --------
Net investment income (a)                       0.10             0.29            0.50            0.31            0.33
Net realized and unrealized gain
  (loss) on investments                         0.23             1.75           (6.16)           2.56            3.66 (b)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                 (0.01)            0.18            0.30           (0.16)          (0.10)
                                            --------         --------        --------        --------        --------
Total from investment operations:               0.32             2.22           (5.36)           2.71            3.89
                                            --------         --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                   (0.38)           (0.94)          (0.14)          (0.15)          (0.11)
  From net realized gain on
     investments                                  --               --           (1.68)          (1.12)          (0.59)
                                            --------         --------        --------        --------        --------
Total dividends and distributions              (0.38)           (0.94)          (1.82)          (1.27)          (0.70)
                                            --------         --------        --------        --------        --------
Redemption fee (a)(f)                           0.00 ++          0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                            --------         --------        --------        --------        --------
Net asset value at end of period            $  12.27         $  12.33        $  11.05        $  18.23        $  16.79
                                            ========         ========        ========        ========        ========
Total investment return (c)                     2.60%(e)        22.01%         (32.44%)         16.96%          29.94%(b)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.68%++          2.70%           3.48%           1.80%           2.22%
  Net expenses                                  1.16%++          1.08%           1.03%           1.03%           1.01%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                      1.16%++          1.17%           1.05%           1.02%           1.08%(d)
Portfolio turnover rate                           32%              88%             82%             49%             50%
Net assets at end of period (in
  000's)                                    $404,942         $387,245        $371,975        $631,206        $520,233
                                            CLASS I
                                           --------
                                             YEAR
                                             ENDED
                                            OCTOBER
                                              31,
                                             2005
Net asset value at beginning of
  period                                   $  12.02
                                           --------
Net investment income (a)                      0.23
Net realized and unrealized gain
  (loss) on investments                        1.59
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                (0.14)
                                           --------
Total from investment operations:              1.68
                                           --------
Less dividends and distributions:
  From net investment income                  (0.10)
  From net realized gain on
     investments                                 --
                                           --------
Total dividends and distributions             (0.10)
                                           --------
Redemption fee (a)(f)                          0.00 ++
                                           --------
Net asset value at end of period           $  13.60
                                           ========
Total investment return (c)                   13.98%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        1.72%
  Net expenses                                 1.17%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                     1.19%
Portfolio turnover rate                          51%
Net assets at end of period (in
  000's)                                   $135,643




                                                                                CLASS R2
                                           ---------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                             YEAR ENDED OCTOBER 31,
                                              2010*           2009           2008          2007          2006          2005
Net asset value at beginning of
  period                                     $ 12.27         $10.99        $ 18.14        $16.72        $13.55        $11.99
                                             -------         ------        -------        ------        ------        ------
Net investment income (a)                       0.08           0.16           0.46          0.24          0.31          0.19
Net realized and unrealized gain
  (loss) on investments                         0.23           1.82          (6.14)         2.57          3.62 (b)      1.57
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                 (0.01)          0.19           0.30         (0.16)        (0.10)        (0.14)
                                             -------         ------        -------        ------        ------        ------
Total from investment operations:               0.30           2.17          (5.38)         2.65          3.83          1.62
                                             -------         ------        -------        ------        ------        ------
Less dividends and distributions:
  From net investment income                   (0.34)         (0.89)         (0.09)        (0.11)        (0.07)        (0.06)
  From net realized gain on
     investments                                  --             --          (1.68)        (1.12)        (0.59)           --
                                             -------         ------        -------        ------        ------        ------
Total dividends and distributions              (0.34)         (0.89)         (1.77)        (1.23)        (0.66)        (0.06)
                                             -------         ------        -------        ------        ------        ------
Redemption fee (a)(f)                           0.00 ++        0.00 ++        0.00 ++       0.00 ++       0.00 ++       0.00 ++
                                             -------         ------        -------        ------        ------        ------
Net asset value at end of period             $ 12.23         $12.27        $ 10.99        $18.14        $16.72        $13.55
                                             =======         ======        =======        ======        ======        ======
Total investment return (c)                     2.46%(e)      21.53%        (32.63%)       16.49%        29.53%(b)(d)  13.52%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                         1.33%++        1.39%          3.24%         1.38%         2.07%         1.37%
  Net expenses                                  1.51%++        1.50%          1.38%         1.38%         1.37%         1.52%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                      1.51%++        1.54%          1.40%         1.37%         1.42%(d)      1.54%
Portfolio turnover rate                           32%            88%            82%           49%           50%           51%
Net assets at end of period (in
  000's)                                     $10,571         $7,826        $   274        $  358        $  289        $  416



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.
(f)  The redemption fee was discontinued, as of April 1, 2010.




24    MainStay International Equity Fund


24     The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                CLASS R1
      -------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
      APRIL 30,                                   YEAR ENDED OCTOBER 31,
         2010*             2009             2008            2007            2006            2005

        $12.25            $10.98          $ 18.13          $16.71          $13.54          $12.00
        ------            ------          -------          ------          ------          ------
          0.10              0.28             0.49            0.29            0.32            0.22
          0.23              1.74            (6.13)           2.55            3.64(b)         1.54

         (0.01)             0.18             0.30           (0.16)          (0.10)          (0.14)
        ------            ------          -------          ------          ------          ------
          0.32              2.20            (5.34)           2.68            3.86            1.62
        ------            ------          -------          ------          ------          ------

         (0.37)            (0.93)           (0.13)          (0.14)          (0.10)          (0.08)
            --                --            (1.68)          (1.12)          (0.59)             --
        ------            ------          -------          ------          ------          ------
         (0.37)            (0.93)           (1.81)          (1.26)          (0.69)          (0.08)
        ------            ------          -------          ------          ------          ------
          0.00 ++           0.00 ++          0.00 ++         0.00 ++         0.00 ++         0.00 ++
        ------            ------          -------          ------          ------          ------
        $12.20            $12.25          $ 10.98          $18.13          $16.71          $13.54
        ======            ======          =======          ======          ======          ======
          2.63%(e)         21.89%          (32.53%)         16.88%          29.76%(b)(d)    13.57%

          1.57++            2.58%            3.40%           1.68%           2.19%           1.62%
          1.26++            1.19%            1.13%           1.13%           1.12%           1.27%
          1.26++            1.27%            1.15%           1.12%           1.17%(d)        1.29%
            32%               88%              82%             49%             50%             51%
        $5,994            $5,348          $ 2,755          $4,158          $3,893          $3,325




                                           CLASS R3
      ---------------------------------------------------------------------------------
                                                                             APRIL 28,
      SIX MONTHS                                                              2006**
         ENDED                                                                THROUGH
      APRIL 30,                   YEAR ENDED OCTOBER 31,                   OCTOBER 31,
         2010*             2009             2008            2007               2006

        $12.24            $10.95          $ 18.10          $16.70             $15.26
        ------            ------          -------          ------             ------
          0.08              0.26             0.42            0.13               0.13
          0.21              1.72            (6.13)           2.64               1.35(b)

         (0.01)             0.17             0.30           (0.17)             (0.04)
        ------            ------          -------          ------             ------
          0.28              2.15            (5.41)           2.60               1.44
        ------            ------          -------          ------             ------

         (0.32)            (0.86)           (0.06)          (0.08)                --
            --                --            (1.68)          (1.12)                --
        ------            ------          -------          ------             ------
         (0.32)            (0.86)           (1.74)          (1.20)                --
        ------            ------          -------          ------             ------
          0.00 ++           0.00 ++          0.00 ++         0.00 ++            0.00 ++
        ------            ------          -------          ------             ------
        $12.20            $12.24          $ 10.95          $18.10             $16.70
        ======            ======          =======          ======             ======
          2.30%(e)         21.31%          (32.86%)         16.35%              9.44%(e)

          1.31++            2.45%            2.93%           0.76%              1.60%++
          1.76++            1.69%            1.63%           1.63%              1.59%++
          1.76++            1.77%            1.65%           1.62%              1.70%(d)++
            32%               88%              82%             49%                50%
        $  550            $  322          $    37          $   57             $   11




                                                   mainstayinvestments.com    25


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector,

26    MainStay International Equity Fund
significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.


                                                   mainstayinvestments.com    27

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign

28    MainStay International Equity Fund
currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.


                                                   mainstayinvestments.com    29

(L) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(M) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(N) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(O) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.


30    MainStay International Equity Fund

(P) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2010.

ASSET DERIVATIVES

                                         STATEMENT OF      FOREIGN
                                           ASSETS AND     EXCHANGE         EQUITY
                                          LIABILITIES    CONTRACTS      CONTRACTS
                                             LOCATION         RISK           RISK          TOTAL
Purchased Put Option                    Purchased Put
                                    options, at value     $     --    $   297,360    $   297,360
Warrants                                Investment in
                                 securities, at value           --     20,087,324     20,087,324
Futures Contracts                                 Net
                                   Assets--Unrealized
                                         appreciation
                                    (depreciation) on
                                      investments and
                                    futures contracts
                                                  (a)           --      1,089,658      1,089,658
Forward Contracts                          Unrealized
                                         appreciation
                                    (depreciation) on
                                     foreign currency
                                    forward contracts      117,757             --        117,757
                                                         ---------------------------------------
Total Fair Value                                          $117,757    $21,474,342    $21,592,099
                                                         =======================================



LIABILITY DERIVATIVES

                                          STATEMENT OF      FOREIGN
                                            ASSETS AND     EXCHANGE         EQUITY
                                           LIABILITIES    CONTRACTS      CONTRACTS
                                              LOCATION         RISK           RISK          TOTAL
Futures Contracts                                  Net
                                    Assets--Unrealized
                                          appreciation
                                     (depreciation) on
                                       investments and
                                     futures contracts
                                                   (a)    $      --    $(1,247,720)   $(1,247,720)
Forward Contracts                           Unrealized
                                          appreciation
                                     (depreciation) on
                                      foreign currency
                                     forward contracts     (373,613)            --       (373,613)
                                                          ---------------------------------------
Total Fair Value                                          $(373,613)   $(1,247,720)   $(1,621,333)
                                                          =======================================



(a) Includes cumulative appreciation (depreciation) of futures contracts is reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                                                             FOREIGN
                                          STATEMENT OF      EXCHANGE        EQUITY
                                            OPERATIONS     CONTRACTS     CONTRACTS
                                              LOCATION          RISK          RISK         TOTAL
Purchased Options                    Net realized gain
                                    (loss) on security
                                          transactions    $       --    $ (386,897)   $ (386,897)
Futures Contracts                    Net realized gain
                                     (loss) on futures
                                          transactions            --     2,096,585     2,096,585
Written Options                   Net realized loss on
                                        written option
                                          transactions            --        86,507        86,507
Forward Contracts                    Net realized gain
                                     (loss) on foreign
                                              currency
                                          transactions     1,988,695            --     1,988,695
                                                          --------------------------------------
Total Realized Gain (Loss)                                $1,988,695    $1,796,195    $3,784,890
                                                          ======================================





                                                   mainstayinvestments.com    31

CHANGE IN APPRECIATION (DEPRECIATION)

                                                             FOREIGN
                                         STATEMENT OF       EXCHANGE        EQUITY
                                           OPERATIONS      CONTRACTS     CONTRACTS
                                             LOCATION           RISK          RISK          TOTAL
Purchased Options                       Net change in
                                           unrealized
                                         appreciation
                                     (deprecation) on
                                             security    $        --    $  187,089    $   187,089
Warrants                                Net change in
                                           unrealized
                                         appreciation
                                    (depreciation) on
                                             security
                                         transactions             --     2,135,400      2,135,400
Futures Contracts                       Net change in
                                           unrealized
                                         appreciation
                                    (depreciation) on
                                    futures contracts             --     1,810,857      1,810,857
Written Options                         Net change in
                                           unrealized
                                         appreciation
                                    (depreciation) on
                                       written option
                                            contracts             --        (1,955)        (1,955)
Forward Contracts                       Net change in
                                           unrealized
                                         appreciation
                                    (depreciation) on
                                 translation of other
                                           assets and
                                       liabilities in
                                   foreign currencies
                                 and foreign currency
                                    forward contracts     (2,302,244)           --     (2,302,244)
                                                         ----------------------------------------
Total Change in Appreciation
  (Depreciation)                                         $(2,302,244)   $4,131,391    $ 1,829,147
                                                         ========================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                            FOREIGN
                           EXCHANGE      EQUITY
                          CONTRACTS   CONTRACTS
                               RISK        RISK         TOTAL
Purchased Options (2)            --       1,118         1,118
Rights (2)                       --  10,125,844    10,125,844
Warrants (2)                     --   3,876,989     3,876,989
Futures Contracts (2)            --       1,030         1,030
Forward Contracts
  Long (3)             $ 38,139,823          --  $ 38,139,823
Forward Contracts
  Short (3)            $(38,139,823)         --  $(38,139,823)
                       ======================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.90% on net assets up to $500 million and 0.85% on net assets in excess of $500 million, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.90% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $2,862,152.


32    MainStay International Equity Fund

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Class R1                                $2,927
----------------------------------------------
Class R2                                 4,965
----------------------------------------------
Class R3                                   208
----------------------------------------------



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,340 and $13,372, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $182, $21,002, and $10,450, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $ 94,121
-----------------------------------------------
Class A                                  76,597
-----------------------------------------------
Class B                                  82,755
-----------------------------------------------
Class C                                  47,065
-----------------------------------------------
Class I                                 262,378
-----------------------------------------------
Class R1                                  3,811
-----------------------------------------------
Class R2                                  6,497
-----------------------------------------------
Class R3                                    275
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $       234     0.0%++
--------------------------------------------------
Class C                                148     0.0++
--------------------------------------------------
Class I                         77,778,546    19.2
--------------------------------------------------
Class R1                             1,530     0.0++
--------------------------------------------------
Class R2                             1,511     0.0++
--------------------------------------------------
Class R3                            10,609     1.9
--------------------------------------------------



++ Less than one-tenth of a percent.


                                                   mainstayinvestments.com    33

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $11,907.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $97,048,554 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $43,558
           2017               53,491
---------------------------------- -----
          Total              $97,049
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distribution paid from:
  Ordinary Income                    $43,018,148
------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND WRITTEN OPTIONS:

As of April 30, 2010, the Fund held the following foreign currency forward contracts

                                                           CONTRACT             CONTRACT        UNREALIZED
                                                             AMOUNT               AMOUNT     APPRECIATION/
                                     COUNTERPARTY              SOLD            PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
----------------------------------------------------------------------------------------------------------
Euro vs. Australian Dollar,
  expiring 5/11/10                   HSBC BankUSA     EUR 2,109,297     AUD    3,165,000       USD 117,757
----------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen,
  expiring 5/14/10                   HSBC BankUSA    CHF 19,900,000    JPY 1,705,250,900          (339,664)
----------------------------------------------------------------------------------------------------------
Swiss Franc vs. Swedish Krona,
  expiring 5/25/10                   HSBC BankUSA     CHF13,650,000     SEK   91,646,100           (33,949)
----------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                   USD (255,856)
----------------------------------------------------------------------------------------------------------



As of April 30, 2010, the Fund held the following foreign currencies:

                                                       CURRENCY              COST             VALUE
Australian Dollar                                AUD  2,637,365     USD 2,436,388     USD 2,440,353
---------------------------------------------------------------------------------------------------
Canadian Dollar                                  CAD     47,251            46,813            46,516
---------------------------------------------------------------------------------------------------
Danish Krone                                     DKK     76,201            13,833            13,632
---------------------------------------------------------------------------------------------------
Euro                                             EUR  5,487,333         7,343,033         7,306,108 (a)
---------------------------------------------------------------------------------------------------
Hong Kong Dollar                                 HKD    970,377           125,111           124,982
---------------------------------------------------------------------------------------------------
Japanese Yen vs U.S. Dollar                     JPY 445,565,620         4,821,228         4,743,340 (a)
---------------------------------------------------------------------------------------------------
Norwegian Krone                                  NOK     70,118            11,658            11,886
---------------------------------------------------------------------------------------------------
Pound Sterling vs U.S. Dollar                    GBP    516,356           792,452           790,051 (a)
---------------------------------------------------------------------------------------------------
Singapore Dollar                                 SGD  1,011,472           719,167           738,139
---------------------------------------------------------------------------------------------------
South African Rand                               ZAR    205,403            27,790            27,808
---------------------------------------------------------------------------------------------------
Swedish Krona                                    SEK  1,668,397           230,087           230,340
---------------------------------------------------------------------------------------------------
Swiss Franc                                      CHF  2,984,078         2,756,561         2,772,920
---------------------------------------------------------------------------------------------------
Total                                                              USD 19,324,120    USD 19,246,074
---------------------------------------------------------------------------------------------------



(a) A portion of this amount is segregated as collateral for futures contracts.


34    MainStay International Equity Fund

During the six-month period ended April 30, 2010, the Fund had the following transactions in written options:

                                NUMBER OF
                                CONTRACTS   PREMIUM
Options Outstanding at October
  31, 2009                          1,500  $ 86,507
---------------------------------------------------
Options--Written                       --        --
---------------------------------------------------
Options--Expired                   (1,500)  (86,507)
---------------------------------------------------
Options--Canceled in closing
  transactions                         --        --
---------------------------------------------------
Options Outstanding at April
  30, 2010                             --  $     --
---------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $221,428 and $190,455, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                      159,895  $   1,994,007
Shares issued to
  shareholders in
  reinvestment of dividends       84,216      1,031,652
Shares redeemed                 (290,135)    (3,594,751)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                     (46,024)      (569,092)
Shares converted into
  Investor Class (See Note
  1)                             105,957      1,325,553
Shares converted from
  Investor Class (See Note
  1)                             (60,464)      (750,149)
                             --------------------------
Net increase (decrease)             (531) $       6,312
                             ==========================
Year ended October 31,
  2009:
Shares sold                      295,274  $   3,133,222
Shares issued to
  shareholders in
  reinvestment of dividends      274,197      2,763,906
Shares redeemed                 (677,337)    (7,030,762)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                    (107,866)    (1,133,634)
Shares converted into
  Investor Class (See Note
  1)                             395,555      3,930,155
Shares converted from
  Investor Class (See Note
  1)                            (254,427)    (3,007,535)
                             --------------------------
Net increase (decrease)           33,262  $    (211,014)
                             ==========================


 CLASS A                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    1,768,529  $  21,840,402

Shares issued to
  shareholders in
  reinvestment of dividends      234,250      2,862,540

Shares redeemed               (1,847,765)   (22,661,639)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                     155,014      2,041,303

Shares converted into Class
  A (See Note 1)                 111,399      1,385,284

Shares converted from Class
  A (See Note 1)                 (18,434)      (231,534)

Shares converted from Class
  A (a)                         (458,901)    (5,387,502)
                             --------------------------


Net decrease                    (210,922) $  (2,192,449)
                             ==========================


Year ended October 31,
  2009:

Shares sold                    5,778,794  $  61,127,837

Shares issued to
  shareholders in
  reinvestment of dividends      472,195      4,745,571

Shares redeemed               (2,669,609)   (27,735,286)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   3,581,380     38,138,122

Shares converted into Class
  A (See Note 1)                 384,373      4,403,119

Shares converted from Class
  A (See Note 1)                (192,063)    (1,824,267)
                             --------------------------


Net increase                   3,773,690  $  40,716,974
                             ==========================




                                                   mainstayinvestments.com    35

 CLASS B                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      182,604  $   2,105,525

Shares issued to
  shareholders in
  reinvestment of dividends       61,300        696,982

Shares redeemed                 (290,922)    (3,330,161)
                             --------------------------


Net decrease in shares
  outstanding before
  conversion                     (47,018)      (527,654)

Shares converted from Class
  B (See Note 1)                (149,531)    (1,729,154)
                             --------------------------


Net decrease                    (196,549) $  (2,256,808)
                             ==========================


Year ended October 31,
  2009:

Shares sold                      464,319  $   4,633,379

Shares issued to
  shareholders in
  reinvestment of dividends      265,133      2,489,639

Shares redeemed                 (803,787)    (7,681,906)
                             --------------------------


Net decrease in shares
  outstanding before
  conversion                     (74,335)      (558,888)

Shares converted from Class
  B (See Note 1)                (359,682)    (3,501,472)
                             --------------------------


Net decrease                    (434,017) $  (4,060,360)
                             ==========================



 CLASS C                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      384,723  $   4,415,155

Shares issued to
  shareholders in
  reinvestment of dividends       28,179        320,677

Shares redeemed                 (268,811)    (3,064,613)
                             --------------------------


Net increase                     144,091  $   1,671,219
                             ==========================


Year ended October 31,
  2009:

Shares sold                    1,013,936  $  10,052,536

Shares issued to
  shareholders in
  reinvestment of dividends       72,908        683,874

Shares redeemed                 (481,736)    (4,586,684)
                             --------------------------


Net increase                     605,108  $   6,149,726
                             ==========================



 CLASS I                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    5,950,973  $  74,175,287

Shares issued to
  shareholders in
  reinvestment of dividends      772,194      9,482,538

Shares redeemed               (5,604,304)   (70,045,959)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   1,118,863     13,611,866

Shares converted into Class
  I (a)                          456,568      5,387,502
                             --------------------------


Net increase                   1,575,431  $  18,999,368
                             ==========================


Year ended October 31,
  2009:

Shares sold                   11,205,468  $ 122,915,797

Shares issued to
  shareholders in
  reinvestment of dividends    1,958,800     19,764,293

Shares redeemed              (15,405,836)  (159,726,727)
                             --------------------------


Net decrease                  (2,241,568) $ (17,046,637)
                             ==========================



 CLASS R1                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       79,766  $   1,002,175

Shares issued to
  shareholders in
  reinvestment of dividends       13,721        167,532

Shares redeemed                  (38,682)      (484,936)
                             --------------------------


Net increase                      54,805  $     684,771
                             ==========================


Year ended October 31,
  2009:

Shares sold                      198,843  $   2,160,188

Shares issued to
  shareholders in
  reinvestment of dividends       22,981        230,732

Shares redeemed                  (36,009)      (388,500)
                             --------------------------


Net increase                     185,815  $   2,002,420
                             ==========================



 CLASS R2                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      372,990  $   4,620,791

Shares issued to
  shareholders in
  reinvestment of dividends       16,104        197,279

Shares redeemed                 (162,768)    (2,034,926)
                             --------------------------


Net increase                     226,326  $   2,783,144
                             ==========================


Year ended October 31,
  2009:

Shares sold                      672,602  $   7,620,471

Shares issued to
  shareholders in
  reinvestment of dividends        2,218         22,362

Shares redeemed                  (61,929)      (677,769)
                             --------------------------


Net increase                     612,891  $   6,965,064
                             ==========================



 CLASS R3                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       27,828  $     335,300

Shares issued to
  shareholders in
  reinvestment of dividends          724          8,861

Shares redeemed                   (9,849)      (118,239)
                             --------------------------


Net increase                      18,703  $     225,922
                             ==========================


Year ended October 31,
  2009:

Shares sold                       38,045  $     392,028

Shares issued to
  shareholders in
  reinvestment of dividends          293          2,952

Shares redeemed                  (15,357)      (171,934)
                             --------------------------


Net increase                      22,981  $     223,046
                             ==========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.


36    MainStay International Equity Fund

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    37

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


38    MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18334 MS121-10                                         MSIE10-06/10
                                                                              10

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY MONEY MARKET FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY MONEY MARKET FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       16
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27



--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


INVESTOR CLASS SHARES(2,3)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   0.02%    0.03%    2.57%    2.36%

7-DAY CURRENT YIELD: 0.01%





(LINE GRAPH)

                                AVERAGE LIPPER
                                 MONEY MARKET
              INVESTOR CLASS         FUND
              --------------    --------------
4/30/00            10000             10000
                   10581             10560
                   10839             10796
                   10945             10889
                   10992             10933
                   11120             11053
                   11482             11395
                   12014             11914
                   12509             12391
                   12623             12547
4/30/10            12627             12555



CLASS A SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   0.02%    0.03%    2.60%    2.37%

7-DAY CURRENT YIELD: 0.01%





(LINE GRAPH)

                            MAIN STAY    AVERAGE LIPPER
                         MONEY MARKET      MONEY MARKET
                                 FUND              FUND
                         ------------    --------------
4/30/00                      25000            25000
                             26452            26400
                             27099            26991
                             27362            27223
                             27480            27332
                             27801            27631
                             28704            28489
                             30035            29784
                             31277            30978
                             31596            31368
4/30/10                      31606            31387



CLASS B SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
                            0.02%    0.03%    2.58%    2.36%

7-DAY CURRENT YIELD: 0.01%





(LINE GRAPH)

              MAIN STAY     AVERAGE LIPPER
            MONEY MARKET     MONEY MARKET
                FUND             FUND
            ------------    --------------
4/30/00         10000            10000
                10581            10560
                10839            10796
                10945            10889
                10992            10933
                11120            11053
                11482            11395
                12014            11914
                12510            12391
                12624            12547
4/30/10         12628            12555








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes. Effective September 15, 2008, no minimum initial investment with no minimum subsequent investment is required for Class A shares of the MainStay Money Market Fund if all of your other accounts with any MainStay Fund contain Class A shares only. Additionally, please note that if at any time you hold any class of shares other than Class A shares of any MainStay Fund, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features. Investor Class shares and Class A, B and C shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC") and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. As of April 30, 2010, MainStay Money Market Fund had an effective 7-day yield of 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. The

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--NO SALES CHARGES
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
                            0.02%    0.03%    2.58%    2.36%

7-DAY CURRENT YIELD: 0.01%





(LINE GRAPH)

                MAIN STAY     AVERAGE LIPPER
              MONEY MARKET     MONEY MARKET
                  FUND             FUND
              ------------    --------------
4/30/00           10000            10000
                  10581            10560
                  10839            10796
                  10945            10889
                  10992            10933
                  11120            11053
                  11482            11395
                  12014            11914
                  12510            12391
                  12624            12547
4/30/10           12628            12555




BENCHMARK PERFORMANCE                     SIX      ONE      FIVE     TEN
                                        MONTHS     YEAR    YEARS    YEARS
Lipper money market funds average(4)     0.01%    0.06%    2.55%    2.30%






   7-day current yield was 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.69%, -0.49%, -0.69% and -0.69% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been -0.69% for Investor Class, -0.49% for Class A, -0.69% for Class B and -0.69% for Class C. The current yield reflects the Fund's earnings better than does the Fund's total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. The Lipper money market funds average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,000.20        $1.24          $1,023.60         $1.25
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,000.20        $1.19          $1,023.60         $1.20
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,000.20        $1.24          $1,023.60         $1.25
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,000.20        $1.24          $1,023.60         $1.25
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.25% for Investor Class, 0.24% for Class A and 0.25% for Class B and Class
   C) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PIE CHART)

Commercial Paper                                47.7
U.S. Government & Federal Agencies              22.7
Repurchase Agreements                           14.6
Corporate Bonds                                 10.2
Asset-Backed Securities                          4.9
Other Assets, Less Liabilities                  (0.1)




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.



8    MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2010?

As of April 30, 2010, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the six months ended April 30, 2010, MainStay Money Market Fund returned 0.02% for Investor Class shares, Class A shares, Class B and Class C shares. All share classes outperformed the 0.01% return of the Lipper(2) money market funds average for the six months ended April 30, 2010.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) maintained its targeted federal funds rate in a range from 0% to 0.25% throughout the reporting period. This decision affected short-term interest rates and resulted in a lower yield in the Fund.

The supply of commercial paper and corporate bonds of industrial issuers remained sparse. In addition, the anticipation of new Securities and Exchange Commission (SEC) money market fund regulations affected supply/demand characteristics along both the yield curve and the credit curve,(3) even though these regulations did not begin to take effect until after the end of the reporting period. In particular, the yield curve steepened and the credit curve widened. The yield curve steepened because the new regulations call for higher levels of liquidity, creating higher demand for securities with shorter maturities. The credit curve widened because the new regulations also decreased the amount of allowable investments in second tier commercial paper.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

The Fund initially had a longer-than-normal duration to take advantage of higher yields further out on the yield curve. Over the course of the reporting period, we shortened the Fund's duration from 72 days to 55 days. The shorter duration reflected our expectation that rates would rise later this year. It also reflected the flatter yield curve we saw for a good portion of the reporting period. Duration was also shortened to prepare the Fund for new SEC regulations. In light of these new regulations, effective May 26, 2010, the Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. For more information, please refer to the relevant supplement to the Fund's prospectus dated May 26, 2010.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH MARKET SEGMENTS DETRACTED?

The major positive contributors to the Fund's performance included Federal Deposit Insurance Corporation (FDIC) backed paper, Treasury coupons and agency coupons. The Fund's return was hampered by repurchase agreements and by commercial paper of industrial issuers. In addition, the Fund's yields were dampened because of relatively limited exposure to banks and asset-backed commercial paper.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

One of the significant investments during the reporting period was a Berkshire Hathaway floating-rate security (due February 2011), which offered incremental yield relative to commercial paper investments.

Other significant purchases included investments in a number of asset-backed securities, which allowed the Fund to pick up yield by extending out an upward sloping curve and by investing in securities that were less expensive than commercial paper. A few examples include CNH Equipment Trust and John Deere Owner Trust paper as well as BMW Vehicle Owner Trust and Mercedes-Benz Auto Receivables Trust.

Finally, we were able to augment the Fund's yield in the agency sector through investments in supranationals, such as the International Bank for Reconstruction and Development (World Bank) and the Inter-American Development Bank.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The credit curve reflects credit spreads (the difference in yield between U.S. Treasurys and credit securities) across different maturities.

                                                    mainstayinvestments.com    9

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in asset-backed securities and repurchase agreements. The Fund decreased its weighting in the commercial paper sector.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Money Market Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS 100.1%+
-------------------------------------------------------

ASSET-BACKED SECURITIES 4.9%
Ally Auto Receivables Trust
  Series 2009-B, Class A1
  0.305%, due 11/15/10 (a)    $   693,887  $    693,887
  Series 2010-1, Class A1
  0.323%, due 4/15/11             740,885       740,885
Bank of America Auto Trust
  Series 2010-1A, Class A1
  0.262%, due 2/15/11 (a)       1,706,599     1,706,599
  Series 2009-3A, Class A1
  0.296%, due 11/15/10 (a)        403,387       403,387
BMW Vehicle Owner Trust
  Series 2010-A, Class A1
  0.279%, due 4/25/11           3,300,000     3,300,000
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  0.279%, due 11/15/10            342,306       342,306
Chrysler Financial Auto
  Securitization Trust
  Series 2009-B, Class A1
  0.306%, due 12/8/10 (a)         917,161       917,161
CNH Equipment Trust
  Series 2010-A, Class A1
  0.354%, due 4/15/11           2,706,204     2,706,204
  Series 2009-C, Class A1
  0.421%, due 12/3/10             434,632       434,632
Ford Credit Auto Owner Trust
  Series 2009-E, Class A1
  0.295%, due 12/15/10 (a)        624,348       624,348
  Series 2010-A, Class A1
  0.384%, due 5/15/11 (a)       3,275,000     3,275,000
Honda Auto Receivables Owner
  Trust
  Series 2010-1, Class A1
  0.269%, due 2/22/11           2,854,857     2,854,857
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11           3,300,000     3,300,000
Mercedes-Benz Auto
  Receivables Trust
  Series 2010-1, Class A1
  0.309%, due 5/13/11           3,000,000     3,000,000
MMAF Equipment Finance LLC
  Series 2009-AA, Class A1
  0.398%, due 12/15/10 (a)        710,092       710,092
World Omni Automobile Lease
  Securitization Trust
  Series 2009-A, Class A1
  0.403%, due 11/15/10            458,444       458,444
                                           ------------
                                             25,467,802
                                           ------------

COMMERCIAL PAPER 47.7%
Abbot Laboratories
  0.19%, due 5/11/10 (a)(b)     6,000,000     5,999,683
American Water Capital Corp.
  0.31%, due 5/13/10 (a)(b)     1,825,000     1,824,811
Baker Hughes, Inc.
  0.19%, due 5/4/10 (a)(b)      6,500,000     6,499,897
Basin Electric Power
  Cooperative
  0.18%, due 5/3/10 (a)(b)      5,500,000     5,499,945
  0.20%, due 5/17/10 (a)(b)     6,500,000     6,499,422
BNP Paribas Finance, Inc.
  0.20%, due 5/14/10 (b)        6,250,000     6,249,549
Campbell Soup Co.
  0.60%, due 7/30/10 (a)(b)     3,500,000     3,494,750
Canadian Wheat Board
  0.17%, due 5/12/10 (b)        7,500,000     7,499,610
Caterpillar Financial
  Services Corp.
  0.16%, due 5/3/10 (b)         5,400,000     5,399,952
  0.18%, due 5/6/10 (b)         6,500,000     6,499,837
Clorox Co. (The)
  0.28%, due 5/14/10 (a)(b)     2,100,000     2,099,788
Coca-Cola Co. (The)
  0.20%, due 6/9/10 (a)(b)      7,000,000     6,998,483
Diageo Capital PLC
  0.30%, due 6/3/10 (a)(b)      2,000,000     1,999,450
Duke Energy Corp.
  0.27%, due 5/3/10 (a)(b)      2,000,000     1,999,970
DuPont E.I. De NeMours Co.
  0.18%, due 5/7/10 (a)(b)      6,750,000     6,749,797
Emerson Electric Co.
  0.18%, due 5/13/10 (a)(b)     6,000,000     5,999,640
General Electric Capital
  Corp.
  0.18%, due 5/27/10 (b)        6,250,000     6,249,187
H.J. Heinz Financial Co.
  0.32%, due 5/28/10 (a)(b)     2,000,000     1,999,520
International Business
  Machines Corp.
  0.16%, due 5/6/10 (a)(b)      6,250,000     6,249,861
  0.17%, due 5/12/10 (a)(b)     6,750,000     6,749,649
John Deere Bank S.A.
  0.20%, due 5/5/10 (a)(b)      4,250,000     4,249,906
Johnson & Johnson
  0.22%, due 7/26/10 (a)(b)     8,000,000     7,995,796
KfW Group
  0.16%, due 5/3/10 (a)(b)      6,500,000     6,499,942
L'Oreal USA, Inc.
  0.22%, due 6/18/10 (a)(b)     5,422,000     5,420,410
Merck & Co., Inc.
  0.18%, due 5/24/10 (a)(b)     6,250,000     6,249,281
  0.23%, due 7/28/10 (a)(b)     4,563,000     4,560,435


+ Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Microsoft Corp.
  0.16%, due 5/26/10 (a)(b)   $ 7,000,000  $  6,999,222
Monsanto Co.
  0.18%, due 5/25/10 (a)(b)     4,500,000     4,499,460
National Cooperative
  Services Corp.
  0.20%, due 5/4/10 (a)(b)      6,500,000     6,499,892
Nestle Capital Corp.
  0.20%, due 6/7/10 (a)(b)      4,000,000     3,999,178
Parker-Hannifin Corp.
  0.18%, due 5/4/10 (a)(b)      3,600,000     3,599,946
  0.18%, due 5/6/10 (a)(b)      7,135,000     7,134,822
  0.18%, due 5/18/10 (a)(b)     4,300,000     4,299,634
PepsiCo, Inc.
  0.17%, due 5/18/10 (a)(b)     5,000,000     4,999,599
  0.18%, due 5/19/10 (a)(b)     6,072,000     6,071,454
Pfizer, Inc.
  0.19%, due 6/21/10 (a)(b)     6,250,000     6,248,318
Pitney Bowes, Inc.
  0.18%, due 5/27/10 (a)(b)     4,250,000     4,249,447
  0.20%, due 5/7/10 (a)(b)      7,500,000     7,499,750
Private Export Funding Corp.
  0.20%, due 6/23/10 (a)(b)     6,250,000     6,248,160
Procter & Gamble Co.
  0.19%, due 5/21/10 (a)(b)     6,000,000     5,999,367
Siemens Capital Co. LLC
  0.19%, due 5/18/10 (a)(b)     6,000,000     5,999,462
Societe Generale North
  America, Inc.
  0.23%, due 5/7/10 (b)         6,250,000     6,249,760
  0.23%, due 5/11/10 (b)        6,250,000     6,249,601
Wal-Mart Stores, Inc.
  0.17%, due 5/5/10 (a)(b)      5,460,000     5,459,897
  0.18%, due 5/11/10 (a)(b)     5,460,000     5,459,727
                                           ------------
                                            245,305,267
                                           ------------

CORPORATE BONDS 10.2%
Bank of America Corp.
  0.752%, due 12/2/10 (c)(d)    1,000,000     1,003,528
Bank of America N.A.
  0.287%, due 9/13/10 (c)(d)    4,875,000     4,875,000
Berkshire Hathaway, Inc.
  0.23%, due 2/10/11 (d)        8,100,000     8,100,695
Citigroup, Inc.
  0.804%, due 12/9/10 (c)(d)    4,000,000     4,015,111
General Electric Capital
  Corp.
  0.336%, due 3/11/11 (c)(d)    3,250,000     3,250,000
  0.884%, due 12/9/10 (c)(d)    2,000,000     2,009,052
Inter-American Development
  Bank (Discount Note)
  0.204%, due 5/13/10 (b)       8,250,000     8,249,450
International Bank for
  Reconstruction and
  Development (Discount
  Notes)
  0.214%, due 6/14/10 (b)       2,500,000     2,499,358
  0.216%, due 6/1/10 (b)        8,000,000     7,998,553
KeyCorp
  0.907%, due 12/15/10
  (c)(d)                        5,000,000     5,022,955
Praxair, Inc.
  0.342%, due 5/26/10 (d)       3,700,000     3,700,000
SunTrust Bank
  0.907%, due 12/16/10
  (c)(d)                        1,750,000     1,758,380
                                           ------------
                                             52,482,082
                                           ------------

REPURCHASE AGREEMENTS 14.6%
Bank of America N.A.
  0.18%, dated 4/30/10
  due 5/3/09
  Proceeds at Maturity
  $19,000,285
  (Collateralized by a
  United States Treasury
  Note, with a zero coupon
  rate and a maturity date
  of 5/15/20, with a
  Principal Amount of
  $29,121,900 and a Market
  Value of $19,380,042)        19,000,000    19,000,000
Deutsche Bank Securities,
  Inc.
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $19,000,285
  (Collateralized by United
  States Treasury Notes,
  with rates between 2.75%-
  3.25% and maturity dates
  between 2/28/13-6/30/16,
  with a Principal Amount of
  $18,745,600 and a Market
  Value of $19,380,097)        19,000,000    19,000,000
Morgan Stanley Co.
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $19,000,285
  (Collateralized by United
  States Treasury Bills with
  zero coupon rates and
  maturity dates between
  7/29/10-8/19/10, with a
  Principal Amount of
  $19,389,200 and a Market
  Value of $19,380,088)        19,000,000    19,000,000


12    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
SG Americas Securities LLC
  0.19%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $17,907,284
  (Collateralized by a
  United States Treasury
  Note, with a rate of
  3.125% and a maturity date
  of 4/30/17, with a
  Principal Amount of
  $18,248,000 and a Market
  Value of $18,265,153)       $17,907,000  $ 17,907,000
                                           ------------
                                             74,907,000
                                           ------------

U.S. GOVERNMENT & FEDERAL AGENCIES 22.7%
Federal Farm Credit Bank
  0.185%, due 7/28/10 (d)       6,000,000     6,000,000
  2.75%, due 5/4/10             2,000,000     2,000,329
  3.75%, due 12/6/10            2,700,000     2,755,368
  5.25%, due 9/13/10            4,625,000     4,703,699
Federal Farm Credit Bank
  (Discount Note)
  0.40%, due 5/3/10 (b)         4,000,000     3,999,911
Federal Home Loan Bank
  0.50%, due 10/29/10           3,500,000     3,500,000
  0.55%, due 8/4/10             3,000,000     3,000,338
  0.60%, due 6/15/10            4,000,000     4,000,868
  0.60%, due 6/25/10           10,000,000    10,001,569
Federal Home Loan Mortgage
  Corporation
  2.875%, due 6/28/10           2,000,000     2,007,789
Federal National Mortgage
  Association
  2.875%, due 10/12/10          2,000,000     2,021,386
  4.125%, due 5/15/10           4,400,000     4,406,464
Federal National Mortgage
  Association (Discount
  Note)
  0.20%, due 7/12/10 (b)        2,200,000     2,199,120
United States Treasury Bills
  0.12%, due 5/6/10 (b)         5,000,000     4,999,917
  0.145%, due 5/20/10 (b)      10,000,000     9,999,235
  0.156%, due 6/24/10 (b)       6,250,000     6,248,537
  0.16%, due 7/1/10 (b)         1,500,000     1,499,593
  0.24%, due 7/15/10 (b)          700,000       699,650
  0.41%, due 6/10/10 (b)        3,000,000     2,998,633
  0.478%, due 7/29/10 (b)       3,800,000     3,795,585
United States Treasury Notes
  0.875%, due 1/31/11           9,000,000     9,032,082
  0.875%, due 3/31/11           4,000,000     4,016,158
  1.50%, due 10/31/10           6,200,000     6,233,429
  2.00%, due 9/30/10            9,200,000     9,261,270
  2.375%, due 8/31/10           3,400,000     3,422,898
  2.875%, due 6/30/10           4,000,000     4,014,799
                                           ------------
                                            116,818,627
                                           ------------
Total Short-Term Investments
  (Amortized Cost
  $514,980,778) (e)                 100.1%  514,980,778
Other Assets, Less
  Liabilities                        (0.1)     (761,156)
                              -----------  ------------



Net Assets                          100.0% $514,219,622
                              ===========  ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d) Floating rate--Rate shown is the rate in effect at April 30, 2010.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Short-Term Investments
 Asset-Backed Securities                          $     --  $ 25,467,802      $     --  $ 25,467,802
 Commercial Paper                                       --   245,305,267            --   245,305,267
 Corporate Bonds                                        --    52,482,082            --    52,482,082
 Repurchase Agreements                                  --    74,907,000            --    74,907,000
 U.S. Government & Federal Agencies                     --   116,818,627            --   116,818,627
                                                  --------  ------------      --------  ------------
Total Investments in Securities                        $--  $514,980,778           $--  $514,980,778
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


14    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)

                                 AMORTIZED
                                      COST  PERCENT+
Agriculture                   $  4,499,460      0.9%
Automobile ABS                  18,316,874      3.5
Banks                           35,674,277      6.9
Beverages                       20,068,986      3.9
Chemicals                       10,449,797      2.0
Computers                       12,999,510      2.5
Cosmetics & Personal Care        5,999,367      1.2
Diversified Financial
  Services                      40,406,348      7.8
Electric                        13,999,337      2.7
Electrical Components &
  Equipment                      5,999,640      1.2
Food                             9,493,448      1.8
Health Care--Products            7,995,796      1.5
Household Products & Wares       2,099,788      0.4
Insurance                        8,100,695      1.6
Miscellaneous--Manufacturing    27,283,051      5.3
Multi-National                  18,747,361      3.6
Office & Business Equipment     11,749,197      2.3
Oil & Gas Services               6,499,897      1.3
Other ABS                        7,150,928      1.4
Pharmaceuticals                 23,057,717      4.5
Repurchase Agreements           74,907,000     14.6
Retail                          16,340,034      3.2
Software                         6,999,222      1.4
Sovereign                        7,499,610      1.5
U.S. Government & Federal
  Agencies                     116,818,627     22.7
Water                            1,824,811      0.4
                              ------------    -----
                               514,980,778    100.1
Other Assets, Less
  Liabilities                     (761,156)    (0.1)
                              ------------    -----
Net Assets                    $514,219,622    100.0%
                              ============    =====





+    Percentages indicated are based on Fund
     net assets.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $440,073,778)      $440,073,778
Repurchase agreement, at value
  (identified cost $74,907,000)        74,907,000
Cash                                          295
Receivables:
  Fund shares sold                      1,717,737
  Interest                                361,729
  Manager (See Note 3)                     50,945
Other assets                               85,401
                                     ------------
     Total assets                     517,196,885
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                  2,594,156
  Transfer agent (See Note 3)             249,920
  Shareholder communication                91,171
  Professional fees                        28,701
  Custodian                                 9,014
  Trustees                                  2,918
Accrued expenses                            1,055
Dividend payable                              328
                                     ------------
     Total liabilities                  2,977,263
                                     ------------
Net assets                           $514,219,622
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $  5,142,687
Additional paid-in capital            509,128,960
                                     ------------
                                      514,271,647
Accumulated distributions in excess
  of net investment income                (53,104)
Accumulated net realized gain on
  investments                               1,079
                                     ------------
Net assets                           $514,219,622
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 66,702,193
                                     ============
Shares of beneficial interest
  outstanding                          66,709,490
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $291,978,874
                                     ============
Shares of beneficial interest
  outstanding                         292,013,636
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $127,670,365
                                     ============
Shares of beneficial interest
  outstanding                         127,675,964
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 27,868,190
                                     ============
Shares of beneficial interest
  outstanding                          27,869,597
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============





16    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $   672,765
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,220,630
  Transfer agent (See Note 3)             701,982
  Shareholder communication                75,778
  Registration                             61,860
  Professional fees                        56,231
  Custodian                                15,805
  Trustees                                  9,439
  Miscellaneous                            12,383
                                      -----------
     Total expenses before
       waiver/reimbursement             2,154,108
  Expense waiver/reimbursement from
     Manager (See Note 3)              (1,506,181)
                                      -----------
     Net expenses                         647,927
                                      -----------
Net investment income                      24,838
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            1,079
                                      -----------
Net increase in net assets resulting
  from operations                     $    25,917
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                       2010           2009
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $      24,838  $     951,141
 Net realized gain on
  investments                         1,079          4,423
                              ----------------------------
 Net increase in net assets
  resulting from operations          25,917        955,564
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                  (11,180)       (88,466)
    Class A                         (53,134)      (568,332)
    Class B                         (23,631)      (218,829)
    Class C                          (5,203)       (63,098)
                              ----------------------------
  Total dividends to
     shareholders                   (93,148)      (938,725)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        242,296,907    405,818,659
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends          89,201        882,086
 Cost of shares redeemed       (252,743,294)  (571,445,207)
                              ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (10,357,186)  (164,744,462)
                              ----------------------------
    Net decrease in net
     assets                     (10,424,417)  (164,727,623)
NET ASSETS:
Beginning of period             524,644,039    689,371,662
                              ----------------------------
End of period                 $ 514,219,622  $ 524,644,039
                              ============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period             $     (53,104) $      15,206
                              ============================





18    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INVESTOR CLASS
                                     -------------------------------------------
                                                                    FEBRUARY 28,
                                     SIX MONTHS                        2008**
                                        ENDED     YEAR ENDED           THROUGH
                                      APRIL 30,  OCTOBER 31,         OCTOBER 31,
                                        2010*        2009               2008
Net asset value at beginning of
  period                               $  1.00     $  1.00             $  1.00
                                       -------     -------             -------
Net investment income                     0.00 ++     0.00 ++             0.01
Net realized and unrealized gain on
  investments                             0.00 ++     0.00 ++             0.00 ++
                                       -------     -------             -------
Total from investment operations          0.00 ++     0.00 ++             0.01
                                       -------     -------             -------
Less dividends:
  From net investment income             (0.00)++    (0.00)++            (0.01)
                                       -------     -------             -------
Net asset value at end of period       $  1.00     $  1.00             $  1.00
                                       =======     =======             =======
Total investment return                   0.02%(a)    0.12%               1.24%(a)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.01%++     0.13%               1.67%++
  Net expenses                            0.25%++     0.50%               0.80%++
  Expenses (before
     waiver/reimbursement)                0.95%++     0.95%               0.88%++
Net assets at end of period (in
  000's)                               $66,702     $67,220             $72,721




                                                                             CLASS B
                                           --------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                         YEAR ENDED OCTOBER 31,
                                              2010*            2009            2008            2007            2006
Net asset value at beginning of
  period                                    $   1.00         $   1.00        $   1.00        $   1.00        $   1.00
                                            --------         --------        --------        --------        --------
Net investment income                           0.00 ++          0.00 ++         0.03            0.05            0.04
Net realized and unrealized gain on
  investments                                   0.00 ++          0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                            --------         --------        --------        --------        --------
Total from investment operations                0.00 ++          0.00 ++         0.03            0.05            0.04
                                            --------         --------        --------        --------        --------
Less dividends:
  From net investment income                   (0.00)++         (0.00)++        (0.03)          (0.05)          (0.04)
                                            --------         --------        --------        --------        --------
Net asset value at end of period            $   1.00         $   1.00        $   1.00        $   1.00        $   1.00
                                            ========         ========        ========        ========        ========
Total investment return                         0.02%(a)         0.12%           2.57%           4.69%           4.18%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         0.01%++          0.14%           2.54%           4.59%           4.14%
  Net expenses                                  0.25%++          0.51%           0.76%           0.70%           0.70%
  Expenses (before
     waiver/reimbursement)                      0.95%++          0.95%           0.84%           0.83%           0.93%
Net assets at end of period (in
  000's)                                    $127,670         $144,464        $187,237        $176,753        $189,216
                                            CLASS B
                                           --------
                                             YEAR
                                             ENDED
                                            OCTOBER
                                              31,
                                             2005
Net asset value at beginning of
  period                                   $   1.00
                                           --------
Net investment income                          0.02
Net realized and unrealized gain on
  investments                                  0.00 ++
                                           --------
Total from investment operations               0.02
                                           --------
Less dividends:
  From net investment income                  (0.02)
                                           --------
Net asset value at end of period           $   1.00
                                           ========
Total investment return                        2.20%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        2.21%
  Net expenses                                 0.70%
  Expenses (before
     waiver/reimbursement)                     0.99%
Net assets at end of period (in
  000's)                                   $246,104



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is not annualized.




20    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             CLASS A
              ----------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                       YEAR ENDED OCTOBER 31,
                 2010*              2009              2008              2007              2006              2005
               $   1.00           $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
               --------           --------          --------          --------          --------          --------
                   0.00 ++            0.00 ++           0.03              0.05              0.04              0.02
                   0.00 ++            0.00 ++           0.00 ++           0.00 ++           0.00 ++           0.00 ++
               --------           --------          --------          --------          --------          --------
                   0.00 ++            0.00 ++           0.03              0.05              0.04              0.02
               --------           --------          --------          --------          --------          --------

                  (0.00)++           (0.00)++          (0.03)            (0.05)            (0.04)            (0.02)
               --------           --------          --------          --------          --------          --------
               $   1.00           $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
               ========           ========          ========          ========          ========          ========
                   0.02%(a)           0.16%             2.65%             4.69%             4.18%             2.20%

                   0.01%++            0.18%             2.65%             4.59%             4.14%             2.21%
                   0.24%++            0.47%             0.68%             0.70%             0.70%             0.70%
                   0.71%++            0.73%             0.71%             0.83%             0.93%             0.99%
               $291,979           $279,766          $372,956          $346,960          $260,642          $205,154




                                                          CLASS C
              -----------------------------------------------------------------------------------------------
              SIX MONTHS
                 ENDED
               APRIL 30,                                     YEAR ENDED OCTOBER 31,
                 2010*              2009             2008             2007             2006             2005
                $  1.00           $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                -------           -------          -------          -------          -------          -------
                   0.00 ++           0.00 ++          0.03             0.05             0.04             0.02
                   0.00 ++           0.00 ++          0.00 ++          0.00 ++          0.00 ++          0.00 ++
                -------           -------          -------          -------          -------          -------
                   0.00 ++           0.00 ++          0.03             0.05             0.04             0.02
                -------           -------          -------          -------          -------          -------

                  (0.00)++          (0.00)++         (0.03)           (0.05)           (0.04)           (0.02)
                -------           -------          -------          -------          -------          -------
                $  1.00           $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                =======           =======          =======          =======          =======          =======
                   0.02%(a)          0.12%            2.57%            4.69%            4.18%            2.20%

                   0.01%++           0.15%            2.51%            4.59%            4.14%            2.21%
                   0.25%++           0.52%            0.76%            0.70%            0.70%            0.70%
                   0.95%++           0.95%            0.83%            0.83%            0.93%            0.99%
                $27,868           $33,194          $56,458          $36,270          $23,306          $20,426




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the

22    Mainstay Money Market Fund
purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distributions of net realized capital gains, at least annually, if any. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) CONCENTRATION OF RISK. The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer's credit worthiness or market conditions are incorrect, the use of these types of investments could result in a loss.

The Fund also invests in securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.


                                                   mainstayinvestments.com    23

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.45% on net assets up to $500 million, 0.40% on net assets from $500 million to $1 billion and 0.35% on net assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.47% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80% and Class C, 0.80%. This expense limitation agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $1,220,630 and waived/reimbursed its fees in the amount of $1,506,181.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Investor Class, Class A, Class B and Class C of $373, $1,995, $116,553 and $4,896, respectively for the six-month period ended April 30, 2010.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $129,384
-----------------------------------------------
Class A                                 244,026
-----------------------------------------------
Class B                                 269,090
-----------------------------------------------
Class C                                  59,482
-----------------------------------------------



(D) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an

24    Mainstay Money Market Fund
account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $610    0.0%++
----------------------------------------------
Class C                             117    0.0++
----------------------------------------------



++ Less than one-tenth of a percent.

(F) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $10,163.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                           2009
Distributions paid from:
  Ordinary Income                      $938,725
-----------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS (AT $1 PER SHARE)          SHARES
Six-month period ended April 30,
  2010:
Shares sold                            28,053,360
Shares issued to shareholders in
  reinvestment of dividends                10,797
Shares redeemed                       (29,549,017)
                                     ------------
Net decrease in shares outstanding
  before conversion                    (1,484,860)
Shares converted into Investor
  Class (See Note 1)                    9,441,919
Shares converted from Investor
  Class (See Note 1)                   (8,467,241)
                                     ------------
Net decrease                             (510,182)
                                     ============
Year ended October 31, 2009:
Shares sold                            65,903,696
Shares issued to shareholders in
  reinvestment of dividends                84,957
Shares redeemed                       (62,623,592)
                                     ------------
Net increase in shares outstanding
  before conversion                     3,365,061
Shares converted into Investor
  Class (See Note 1)                    5,050,264
Shares converted from Investor
  Class (See Note 1)                  (13,919,066)
                                     ------------
Net decrease                           (5,503,741)
                                     ============


 CLASS A (AT $1 PER SHARE)                 SHARES

Six-month period ended April 30,
  2010:

Shares sold                           181,112,006

Shares issued to shareholders in
  reinvestment of dividends                50,791

Shares redeemed                      (167,978,265)
                                     ------------


Net increase in shares outstanding
  before conversion                    13,184,532

Shares converted into Class A (See
  Note 1)                               8,474,817

Shares converted from Class A (See
  Note 1)                              (9,408,112)
                                     ------------


Net increase                           12,251,237
                                     ============


Year ended October 31, 2009:

Shares sold                           257,260,638

Shares issued to shareholders in
  reinvestment of dividends               533,055

Shares redeemed                      (360,583,179)
                                     ------------


Net decrease in shares outstanding
  before conversion                  (102,789,486)

Shares converted into Class A (See
  Note 1)                              14,106,124

Shares converted from Class A (See
  Note 1)                              (4,510,377)
                                     ------------


Net decrease                          (93,193,739)
                                     ============





                                                   mainstayinvestments.com    25

 CLASS B (AT $1 PER SHARE)                 SHARES

Six-month period ended April 30,
  2010:

Shares sold                            17,715,294

Shares issued to shareholders in
  reinvestment of dividends                22,637

Shares redeemed                       (34,472,509)
                                     ------------


Net decrease in shares outstanding
  before conversion                   (16,734,578)

Shares converted from Class B (See
  Note 1)                                 (41,383)
                                     ------------


Net decrease                          (16,775,961)
                                     ============


Year ended October 31, 2009:

Shares sold                            51,857,844

Shares issued to shareholders in
  reinvestment of dividends               205,583

Shares redeemed                       (94,117,333)
                                     ------------


Net decrease in shares outstanding
  before conversion                   (42,053,906)

Shares converted from Class B (See
  Note 1)                                (726,945)
                                     ------------


Net decrease                          (42,780,851)
                                     ============



 CLASS C (AT $1 PER SHARE)                 SHARES

Six-month period ended April 30,
  2010:

Shares sold                            15,416,247

Shares issued to shareholders in
  reinvestment of dividends                 4,976

Shares redeemed                       (20,743,502)
                                     ------------


Net decrease                           (5,322,279)
                                     ============


Year ended October 31, 2009:

Shares sold                            30,796,481

Shares issued to shareholders in
  reinvestment of dividends                58,491

Shares redeemed                       (54,121,103)
                                     ------------


Net decrease                          (23,266,131)
                                     ============






NOTE 7--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 8--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


26    Mainstay Money Market Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18330 MS121-10                                         MSMM10-06/10
                                                                              12

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY TAX FREE BOND FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT


        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY TAX FREE BOND FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       17
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -0.66%     5.26%    1.91%    3.78%
Excluding sales charges     4.03     10.22     2.85     4.26




(With sales charges)


(LINE GRAPH)

                                                   BARCLAYS CAPITAL
              MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                  FUND              INDEX             BOND INDEX
              ------------    ----------------    -----------------
4/30/00          9550.00          10000.00             10000.00
                10442.00          11037.00             10954.00
                11093.00          11810.00             11728.00
                11967.00          12813.00             12708.00
                11949.00          13156.00             13003.00
                12597.00          14052.00             13711.00
                12740.00          14356.00             13905.00
                13520.00          15186.00             14642.00
                13419.00          15609.00             15314.00
                13153.00          16095.00             16210.00
4/30/10         14497.00          17519.00             17279.00



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges         -0.57%     5.44%    1.94%    3.80%
Excluding sales charges     4.11     10.41     2.89     4.28




(With sales charges)


(LINE GRAPH)

                                                              BARCLAYS CAPITAL
                         MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                           FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                             FUND              INDEX             BOND INDEX
                         ------------    ----------------    -----------------
4/30/00                    23875.00          25000.00             25000.00
                           26104.00          27593.00             27385.00
                           27732.00          29525.00             29320.00
                           29917.00          32032.00             31769.00
                           29872.00          32890.00             32506.00
                           31492.00          35131.00             34278.00
                           31849.00          35890.00             34762.00
                           33801.00          37964.00             36606.00
                           33522.00          39023.00             38286.00
                           32887.00          40236.00             40525.00
4/30/10                    36310.00          43798.00             43198.00



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS     YEARS
---------------------------------------------------------------
With sales charges         -1.08%     5.00%     2.24%     4.00%
Excluding sales charges     3.92     10.00      2.58      4.00




(With sales charges)


(LINE GRAPH)

                                                 BARCLAYS CAPITAL
            MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
              FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                FUND              INDEX             BOND INDEX
            ------------    ----------------    -----------------
4/30/00       10000.00          10000.00             10000.00
              10907.00          11037.00             10954.00
              11558.00          11810.00             11728.00
              12438.00          12813.00             12708.00
              12387.00          13156.00             13003.00
              13026.00          14052.00             13711.00
              13141.00          14356.00             13905.00
              13911.00          15186.00             14642.00
              13760.00          15609.00             15314.00
              13452.00          16095.00             16210.00
4/30/10       14797.00          17519.00             17279.00








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.50%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.50%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class B shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on December 21, 2009, includes the historical performance of Class B

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          2.92%    8.87%    2.58%    3.99%
Excluding sales charges     3.92     9.87     2.58     3.99




(With sales charges)


(LINE GRAPH)

                                                   BARCLAYS CAPITAL
              MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                  FUND              INDEX             BOND INDEX
              ------------    ----------------    -----------------
4/30/00         10000.00          10000.00             10000.00
                10907.00          11037.00             10954.00
                11558.00          11810.00             11728.00
                12438.00          12813.00             12708.00
                12387.00          13156.00             13003.00
                13026.00          14052.00             13711.00
                13141.00          14356.00             13905.00
                13911.00          15186.00             14642.00
                13760.00          15609.00             15314.00
                13466.00          16095.00             16210.00
4/30/10         14795.00          17519.00             17279.00



CLASS I SHARES--NO SALES CHARGE(3)
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX       ONE     FIVE      TEN
TOTAL RETURNS     MONTHS      YEAR    YEARS    YEARS
----------------------------------------------------
                   4.20%    10.58%    3.10%    4.52%





(LINE GRAPH)

                                                                                BARCLAYS CAPITAL
                                           MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                                             FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                                               FUND              INDEX             BOND INDEX
                                           ------------    ----------------    -----------------
4/30/00                                      10000.00          10000.00             10000.00
                                             10962.00          11037.00             10954.00
                                             11674.00          11810.00             11728.00
                                             12626.00          12813.00             12708.00
                                             12638.00          13156.00             13003.00
                                             13356.00          14052.00             13711.00
                                             13541.00          14356.00             13905.00
                                             14407.00          15186.00             14642.00
                                             14322.00          15609.00             15314.00
                                             14071.00          16095.00             16210.00
4/30/10                                      15560.00          17519.00             17279.00




BENCHMARK PERFORMANCE                                            SIX       ONE     FIVE      TEN
                                                              MONTHS      YEAR    YEARS    YEARS
Barclays Capital Municipal Bond Index(4)                       3.68%     8.85%    4.51%    5.77%
Barclays Capital 3-15 Year Blended Municipal Bond Index(5)     3.34      6.60     4.74     5.62
Average Lipper general municipal debt fund(6)                  3.70     11.42     3.20     4.66






   shares through December 20, 2009, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all dividends and capital gains. Effective July 1, 2009, the Fund selected the Barclays Capital Municipal Bond Index as its primary benchmark in replacement of the Barclays Capital 3-15 Year Blended Municipal Bond Index. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The Barclays Capital 3-15 Year Blended Municipal Bond Index is an index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper general municipal debt fund is representative of funds that invest primarily in municipal debt issues in the top four credit ratings. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                   11/1/09(3)        4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,040.30        $4.81          $1,020.10         $4.76
--------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00       $1,041.10        $4.15          $1,020.70         $4.11
--------------------------------------------------------------------------------------------------------
CLASS B SHARES                 $1,000.00       $1,039.20        $6.07          $1,018.80         $6.01
--------------------------------------------------------------------------------------------------------
CLASS C SHARES                 $1,000.00       $1,039.20        $6.07          $1,018.80         $6.01
--------------------------------------------------------------------------------------------------------
CLASS I SHARES(2)              $1,000.00       $1,030.30        $2.11          $1,016.10         $2.09
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.95% for Investor Class, 0.82% for Class A, 1.20% for Class B and Class C and 0.57% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class B and Class C (to reflect the one-half year period) and 133 days for Class I (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2010. Had these shares been offered for the full six-month period ended April 30, 2010 and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.86 and the ending account value would have been $1,022.00.
3. Class I shares began investment activity on December 21, 2009.


                                                    mainstayinvestments.com    7

STATE COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


California                              17.2%
Florida                                 10.5
New Jersey                               7.7
Illinois                                 6.7
Massachusetts                            5.5
Puerto Rico                              4.9
Arizona                                  4.4
Georgia                                  4.4
New York                                 4.0
Texas                                    3.8
Louisiana                                3.5
South Carolina                           3.0
Tennessee                                2.7
Pennsylvania                             2.4
North Carolina                           2.3
U.S. Virgin Islands                      2.3
Michigan                                 2.1
Nevada                                   2.1
Ohio                                     1.7
Iowa                                     1.3
Colorado                                 1.1
Hawaii                                   1.1
Kansas                                   1.1
New Mexico                               1.0
Delaware                                 0.8
Wyoming                                  0.8
North Dakota                             0.7
Wisconsin                                0.7
Alabama                                  0.5
Indiana                                  0.4
Maine                                    0.4
Washington                               0.4
District of Columbia                     0.2
Other Assets, Less Liabilities          -1.7
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF APRIL 30, 2010

    1.  South Carolina State Ports Authority
        Revenue, 5.30%, due 7/1/26
    2.  Chicago, Illinois Housing Authority
        Capital Program Revenue, 5.00%, due
        7/1/23
    3.  Massachusetts Educational Financing
        Authority Revenue, 5.70%-6.00%, due
        1/1/28-1/1/31
    4.  Atlanta, Georgia Water & Wastewater
        Revenue, 6.00%-6.25%, due
        11/1/22-11/1/39
    5.  Virgin Islands Public Finance Authority,
        6.75%, due 10/1/37
    6.  Citizens Property Insurance Corp.
        Revenue, 5.25%-6.00%, due 6/1/16-6/1/17
    7.  California State, Refunding, 6.25%, due
        11/1/34
    8.  California Infrastructure & Economic
        Development Bank Revenue, California
        Independent System Operator Corp.,
        5.50%, due 2/1/30
    9.  Puerto Rico Commonwealth, Refunding,
        Public Improvement, 6.50%, due 7/1/37
   10.  California State, 5.625%-6.00%, due
        4/1/26-11/1/35





8    MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOHN LOFFREDO, CFA, AND ROBERT DIMELLA, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 4.03% for Investor Class shares, 4.11% for Class A shares and 3.92% for Class B and Class C shares alike for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 4.20%. All share classes outperformed the 3.70% return of the average Lipper(1) general municipal debt fund, the 3.34% return of the Barclays Capital 3-15 Year Blended Municipal Bond Index(2) and the 3.68% return of the Barclays Capital Municipal Bond Index(3) for the six months ended April 30, 2010. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT MAJOR FACTORS AFFECTED THE FUND DURING THE SIX MONTHS ENDED APRIL 30, 2010?

The most significant factor influencing the Fund during the reporting period was the global economic recession. This economic slowdown caused state and local U.S. municipalities to experience budgetary shortfalls as tax revenues from sales, corporate earnings and personal income all declined dramatically from amounts in earlier years. The media focused on municipalities' struggles to reduce expenses, and investors came to view the revenue streams backing essential-purpose revenue bonds as more stable than those of general obligation bonds. As a result, general obligation bond spreads(4) were more volatile.

Another factor that continued to influence the municipal bond market and the Fund was the Obama administration's passage of the American Recovery and Reinvestment Act of 2009 (ARRA) in February 2009. Part of the ARRA's intent was to create jobs during the economic downturn. One component of the ARRA was the Build America Bond program, which allows municipalities to access the taxable debt market with the federal government subsidizing 35% of the interest expense. Since this reimbursement allowed municipalities to borrow at lower costs in the taxable market, tax-exempt issuance declined during the reporting period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund outperformed both its peers and its benchmark during the reporting period primarily because of an overweight position in lower-rated investment-grade credits and an emphasis on longer-dated bonds (those maturing in 20 years or more).

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

Overall, our strategy is to keep the Fund's duration(5) close to that of the Barclays Capital Municipal Bond Index. At times, depending on conditions in the municipal market, our outlook for what lies ahead and seasonal technicalities, we may adjust the Fund's duration modestly shorter or longer.

During the reporting period, the Fund's duration was somewhat longer than that of the benchmark index because of the Fund's overweight position in longer-dated bonds. We felt that bonds with longer maturities would outperform shorter-dated bonds as the Build America Bond program reduced the supply of municipal bonds with maturities of 20 years or more. Our positioning decision proved beneficial for the Fund's performance.

WHAT OTHER POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

We anticipated that the Federal Reserve would maintain the targeted federal funds rate at a very low level for an indefinite period of time to help corporate and individual borrowers reduce interest costs and help get the economy back on track. We also expected that as the economy showed signs of stabilizing, heavy demand for higher-quality securities would taper off and investors would gravitate toward riskier credits in search of higher yield. As a result, we moved to an underweight position in higher-quality investments (those rated AAA and AA) in favor of lower-quality investment-grade credits (those rated A

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital 3-15 Year Blended Municipal Bond Index.
3. See footnote on page 6 for more information on the Barclays Capital Municipal Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9
and BBB).(6)  This decision had a positive impact on the Fund's performance.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SEGMENTS DETRACTED?

On an absolute basis, the most significant positive contributors to the Fund's performance were revenue bonds, credits rated A and BBB, and investments with maturities of 20 years or more. The Fund's most sig-nificant laggards were securities rated AAA/AA and bonds maturing in 10 years or less.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD OTHER THAN THOSE ALREADY MENTIONED?

While the Fund had an underweight exposure to general obligation bonds overall, we selectively added California and Puerto Rico general obligation bonds to the Fund as spreads widened in relation to historical averages. We felt that the spread widening provided an attractive entry point for these bonds. Three of these newly added general obligation bonds were among the Fund's top-ten individual contributors to return for the reporting period.

We reduced the Fund's allocation to prerefunded(7) securities, which helped the Fund's performance. As part of our move away from higher-rated securities, we sold the Fund's holdings of San Antonio, Texas, Electric & Gas and Dahlonga, Georgia, Downtown Development Authority, both of which are AAA-rated securities.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund was overweight relative to the Barclays Capital Municipal Bond Index in revenue bonds versus general obligation bonds. As of the same date, the Fund was underweight bonds rated AAA and AA as compared to lower-quality investment-grade credits. We believed that investors would balk at the low absolute yields of higher-quality bonds in favor of higher-yielding bonds rated A and BBB. As of April 30, 2010, the Fund remained overweight in bonds with maturities of 20 years or more. Each of these positioning strategies boosted the Fund's performance during the reporting period.


6. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7. Prerefunding or advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities, which in turn are held in escrow collateralizing the first bond. Since the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
MUNICIPAL BONDS 101.7%+
-------------------------------------------------------

ALABAMA 0.5%
Alabama Water Pollution
  Control Authority
  Refunding, Revolving Fund
  Loan
  Series B, Insured: AMBAC
  4.125%, due 2/15/14 (a)(b)  $ 1,550,000  $  1,405,601
                                           ------------


ARIZONA 4.4%
Arizona Health Facilities
  Authority Revenue, Banner
  Health
  Series A
  5.00%, due 1/1/19               700,000       741,426
Pima County Industrial
  Development Authority
  Lease Revenue, Metro
  Police Facility
  Series A
  6.00%, due 7/1/41             4,000,000     4,294,040
Pima County Industrial
  Development Authority
  Revenue, Tucson Electric
  Power Co.
  5.75%, due 9/1/29             1,000,000     1,019,250
Salt Verde Financial Corp.
  Senior Gas Revenue
  5.00%, due 12/1/37            5,000,000     4,458,800
Scottsdale Arizona
  Industrial Development
  Authority Hospital
  Revenue, Scottsdale
  Healthcare
  5.00%, due 9/1/17             1,720,000     1,791,672
                                           ------------
                                             12,305,188
                                           ------------

CALIFORNIA 17.2%
California Health Facilities
  Financing Authority
  Revenue, Catholic
  Healthcare
  Series A
  6.00%, due 7/1/34             3,000,000     3,238,860
California Health Facilities
  Financing Authority
  Revenue, Providence Health
  Services
  Series B
  5.50%, due 10/1/39              750,000       788,798
V  California Infrastructure
  & Economic Development
  Bank Revenue, California
  Independent System
  Operator Corp.
  Series A
  5.50%, due 2/1/30             5,400,000     5,535,432
V  California State
  5.625%, due 4/1/26            2,500,000     2,685,650
  6.00%, due 11/1/35            2,500,000     2,746,800
California State Public
  Works Revenue, Various
  Capital Project
  Series G1
  5.75%, due 10/1/30            1,000,000     1,027,760
V  California State,
  Refunding
  6.25%, due 11/1/34            5,000,000     5,612,950
California Statewide
  Communities Development
  Authority Revenue,
  American Baptist Homes Of
  The West
  6.00%, due 10/1/29            1,250,000     1,223,300
California Statewide
  Communities Development
  Authority Revenue, Aspire
  Public School
  6.375%, due 7/1/45            3,000,000     3,017,490
Golden State Tobacco
  Securitization Corp.
  Series A
  4.50%, due 6/1/27             4,620,000     4,246,750
Los Angeles Department of
  Airports Revenue, Los
  Angeles International
  Airport
  Series A
  5.00%, due 5/15/35            1,595,000     1,639,357
Los Angeles, California
  Harbor Department Revenue
  Series B
  5.25%, due 8/1/34             3,500,000     3,661,560
Los Rios, California
  Community College District
  Election
  Series D
  5.375%, due 8/1/34            4,000,000     4,212,680
Morongo, California Unified
  School District Election
  Series B
  5.25%, due 8/1/38 (a)         3,600,000     3,682,440
OMWD, California Financing
  Authority Revenue, Water
  Treatment Project
  5.00%, due 6/1/39             5,210,000     5,351,451
                                           ------------
                                             48,671,278
                                           ------------

COLORADO 1.1%
Fronterra Village
  Metropolitan District,
  Colorado, Refunding
  4.375%, due 12/1/36 (a)       1,580,000     1,099,601


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2010. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL
                                   AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)

COLORADO (CONTINUED)
North Range Village
  Metropolitan District,
  Colorado, Refunding &
  Improvement, Insured: CIFG
  4.25%, due 12/1/36 (a)      $ 1,820,000  $  1,292,473
Sand Creek Metropolitan
  District
  4.625%, due 12/1/31 (a)         875,000       704,795
                                           ------------
                                              3,096,869
                                           ------------

DELAWARE 0.8%
Delaware State Economic
  Development Authority
  Revenue Pollution Control,
  Delmarva Power
  Series C, Insured: AMBAC
  4.90%, due 5/1/26 (a)(b)      2,250,000     2,283,840
                                           ------------


DISTRICT OF COLUMBIA 0.2%
District of Columbia Water
  and Sewer Authority
  Revenue, Public Utilities
  5.50%, due 10/1/28 (a)          400,000       480,584
                                           ------------


FLORIDA 10.5%
V  Citizens Property
  Insurance Corp. Revenue
  Series A-1
  5.25%, due 6/1/17             3,500,000     3,676,890
  6.00%, due 6/1/16             2,220,000     2,439,425
Florida Hurricane
  Catastrophe Fund, Florida
  Finance Corp. Revenue
  Series A
  5.00%, due 7/1/14             2,000,000     2,202,580
Highlands County Florida
  Health Facilities
  Authority Revenue
  Hospital, Adventist Health
  Systems
  Series D
  5.375%, due 11/15/35 (c)      4,500,000     5,057,775
Miami-Dade County Florida
  Aviation International
  Airport Revenue
  Series A
  5.50%, due 10/1/26 (a)        2,000,000     2,052,740
  Series A-1
  5.50%, due 10/1/29            3,000,000     3,160,410
Miami-Dade County Florida
  Solid Waste System Revenue
  Insured: MBIA
  5.00%, due 10/1/19 (a)(d)     1,735,000     1,810,559
Miami-Dade County Florida
  Special Obligation,
  Subordinate
  Series B
  (zero coupon), due 10/1/31
  (a)                          16,935,000     4,179,728
South Florida Water
  Management District
  Insured: AMBAC
  5.00%, due 10/1/20 (a)(b)     4,625,000     4,982,605
                                           ------------
                                             29,562,712
                                           ------------

GEORGIA 4.4%
V  Atlanta, Georgia Water &
  Wastewater Revenue
  Series A
  6.00%, due 11/1/22            2,000,000     2,234,000
  6.25%, due 11/1/39            4,000,000     4,349,320
DeKalb County Hospital
  Authority Medical Center,
  Inc.
  6.125%, due 9/1/40            3,500,000     3,514,280
Fulton County Georgia
  Development Authority
  Revenue, Piedmont
  Healthcare, Inc.
  Series A
  5.00%, due 6/15/32            2,400,000     2,427,912
                                           ------------
                                             12,525,512
                                           ------------

HAWAII 1.1%
Hawaii State Department of
  Budget and Finance
  Revenue, Hawaiian Electric
  Co.
  6.50%, due 7/1/39             3,000,000     3,244,920
                                           ------------


ILLINOIS 6.7%
V  Chicago, Illinois Housing
  Authority Capital Program
  Revenue
  Insured: FSA
  5.00%, due 7/1/23 (a)(e)      7,000,000     7,332,150
Chicago, Illinois Waterworks
  Revenue
  Insured: FGIC
  6.50%, due 11/1/15 (a)(f)     3,005,000     3,603,296
Cook County Capital
  Improvement
  Series A
  5.00%, due 11/15/28 (a)         150,000       150,609
Illinois State Sales Tax
  Revenue
  Second Series, Insured:
  FGIC
  5.50%, due 6/15/17 (a)(f)     4,000,000     4,575,280
Kane McHenry Cook & DeKalb
  Counties Illinois Unit
  School District No. 300
  Insured: XLCA
  5.00%, due 12/1/20 (a)(g)     3,000,000     3,181,740
                                           ------------
                                             18,843,075
                                           ------------



12    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)

INDIANA 0.4%
Indianapolis, Indiana Public
  Improvement Bond Bank
  Series A
  5.50%, due 1/1/38 (a)       $ 1,100,000  $  1,189,243
                                           ------------


IOWA 1.3%
Council Bluffs Community
  School District,
  Infrastructure Sales
  Services Tax Revenue
  Series B
  5.00%, due 7/1/29             2,065,000     2,084,163
  5.00%, due 1/1/30             1,500,000     1,509,900
                                           ------------
                                              3,594,063
                                           ------------

KANSAS 1.1%
Arkansas City Public
  Building Commission
  Revenue, South Central
  Regional Medical Center
  7.00%, due 9/1/29             3,000,000     3,159,150
                                           ------------


LOUISIANA 3.5%
Louisiana Public Facilities
  Authority Hospital
  Revenue, Franciscan
  Mission Aries
  6.75%, due 7/1/39             4,000,000     4,398,240
Louisiana Public Facilities
  Authority Revenue,
  Christus Health
  Series A
  6.00%, due 7/1/29             1,600,000     1,695,872
Louisiana State Citizens
  Property Insurance Corp.
  Assessment Revenue
  Series B
  5.00%, due 6/1/20 (a)         2,500,000     2,541,700
New Orleans, Louisiana Sewer
  Service Revenue
  6.00%, due 6/1/24 (a)           500,000       532,000
  6.25%, due 6/1/29 (a)           750,000       794,160
                                           ------------
                                              9,961,972
                                           ------------

MAINE 0.4%
Portland Airport Revenue
  5.25%, due 1/1/35 (a)         1,000,000     1,028,180
                                           ------------


MASSACHUSETTS 5.5%
V  Massachusetts Educational
  Financing Authority
  Revenue
  Series B
  5.70%, due 1/1/31             3,000,000     3,035,310
  Series I
  6.00%, due 1/1/28             4,000,000     4,259,200
Massachusetts State Health &
  Educational Facilities
  Authority Revenue,
  Caregroup
  Series E2
  5.00%, due 7/1/18             3,500,000     3,657,255
Massachusetts State Health &
  Educational Facilities
  Authority Revenue, Suffolk
  University
  Series A
  6.25%, due 7/1/30             4,200,000     4,524,366
                                           ------------
                                             15,476,131
                                           ------------


MICHIGAN 2.1%
Detroit, Michigan Sewer
  Disposal Revenue
  Series B
  7.50%, due 7/1/33 (a)         3,900,000     4,699,071
Lanse Creuse Michigan Public
  Schools
  0.29%, due 5/1/35 (h)         1,050,000     1,050,000
Michigan Tobacco Settlement
  Finance Authority
  Series A
  6.00%, due 6/1/34               250,000       211,640
                                           ------------
                                              5,960,711
                                           ------------

NEVADA 2.1%
Clark County Nevada Airport
  Revenue
  Series B
  5.75%, due 7/1/42             1,800,000     1,912,302
Clark County Nevada
  Passenger Facility Charge
  Revenue, Las Vegas-
  McCarran International
  Airport
  Series A-2, Insured: AMBAC
  5.00%, due 7/1/26 (a)(b)      4,000,000     4,069,640
                                           ------------
                                              5,981,942
                                           ------------

NEW JERSEY 7.7%
New Jersey Health Care
  Facilities Financing
  Authority Revenue,
  Cigarette Tax
  5.625%, due 6/15/18           5,000,000     5,001,800
New Jersey Health Care
  Facilities Financing
  Authority Revenue,
  Hackensack University
  Medical Center
  5.25%, due 1/1/31 (a)         2,760,000     2,872,857


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)

NEW JERSEY (CONTINUED)
New Jersey Health Care
  Facilities Financing
  Authority, Hospital Asset
  Transformation Program
  Series A
  5.75%, due 10/1/31          $ 2,000,000  $  2,145,680
New Jersey State Higher
  Education Assistance
  Authority Revenue, Student
  Loan
  Series A
  6.125%, due 6/1/30 (a)        4,000,000     4,276,880
Newark, New Jersey Housing
  Authority Revenue, South
  Ward Police Facility
  6.75%, due 12/1/38 (a)        4,000,000     4,567,040
Tobacco Settlement Financing
  Corp.
  Series 1A
  4.50%, due 6/1/23             2,925,000     2,804,636
                                           ------------
                                             21,668,893
                                           ------------

NEW MEXICO 1.0%
New Mexico Finance Authority
  State Transportation
  Revenue
  Series A, Insured: MBIA
  5.00%, due 6/15/22 (a)(d)     2,750,000     2,971,458
                                           ------------


NEW YORK 4.0%
Albany Industrial
  Development Agency Civic
  Facility Revenue
  Series A
  5.50%, due 5/1/32 (a)         1,215,000     1,293,939
New York State Dormitory
  Authority Lease Revenue
  Court Facilities City of
  New York
  7.375%, due 5/15/10           1,375,000     1,378,987
New York State Dormitory
  Authority Revenue
  Series A, Insured: MBIA
  6.00%, due 7/1/19 (a)(d)      2,000,000     2,424,160
  Series B
  7.50%, due 5/15/11 (c)        1,250,000     1,335,975
New York State Dormitory
  Authority Revenue Non
  State Supported Debt
  Series A
  5.50%, due 5/1/37             1,000,000     1,028,590
New York State Environmental
  Facilities Corp. Pollution
  Control Revenue, State
  Water Revolving Fund
  Series A
  7.50%, due 6/15/12               60,000        60,363
Port Authority of New York
  and New Jersey
  5.00%, due 10/1/22 (a)        3,725,000     3,839,469
                                           ------------
                                             11,361,483
                                           ------------

NORTH CAROLINA 2.3%
North Carolina Eastern
  Municipal Power Agency
  Systems Revenue
  Series A
  5.50%, due 1/1/12             2,000,000     2,129,300
North Carolina Turnpike
  Authority
  Series A
  5.75%, due 1/1/39 (a)         4,000,000     4,293,000
                                           ------------
                                              6,422,300
                                           ------------

NORTH DAKOTA 0.7%
Mclean County North Dakota
  Solid Waste Facilities
  Revenue
  Series A
  4.875%, due 7/1/26            2,000,000     2,014,240
                                           ------------


OHIO 1.7%
Lucas County Ohio Hospital
  Revenue, Promedica
  Healthcare Obligated Group
  5.375%, due 11/15/29 (a)      2,810,000     2,827,872
Ohio State Higher Education
  Facility Commission
  Revenue
  5.25%, due 11/15/35           1,000,000       988,890
Toledo-Lucas County Port
  Authority Development
  Revenue
  Series B
  6.25%, due 5/15/24            1,030,000       990,911
                                           ------------
                                              4,807,673
                                           ------------

PENNSYLVANIA 2.4%
Pennsylvania State Turnpike
  Commission Revenue
  Series B
  5.75%, due 6/1/39             4,000,000     4,332,120
University of Pittsburgh
  Series B
  5.50%, due 9/15/21            2,000,000     2,353,040
                                           ------------
                                              6,685,160
                                           ------------

PUERTO RICO 4.9%
Puerto Rico Commonwealth
  Infrastructure Financing
  Authority, Special Tax
  Revenue
  Series C
  5.50%, due 7/1/23 (a)         5,000,000     5,206,800


14    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)

PUERTO RICO (CONTINUED)
V  Puerto Rico Commonwealth,
  Refunding, Public
  Improvement
  Series B
  6.50%, due 7/1/37           $ 5,000,000  $  5,522,600
Puerto Rico Electric Power
  Authority Revenue
  Series WW
  5.25%, due 7/1/33             3,000,000     3,035,520
                                           ------------
                                             13,764,920
                                           ------------

SOUTH CAROLINA 3.0%
South Carolina Jobs-Economic
  Development
  Authority/Economic
  Development Revenue,
  Bon Secours-St.
  Francis Medical Center
  Series A
  5.625%, due 11/15/30            935,000     1,041,253
V  South Carolina State
  Ports Authority Revenue
  5.30%, due 7/1/26 (a)         7,500,000     7,512,450
                                           ------------
                                              8,553,703
                                           ------------

TENNESSEE 2.7%
Johnson City Tennessee
  Health And Educational
  Facilities Board
  Hospital Revenue
  Series A
  6.50%, due 7/1/38             1,500,000     1,587,930
Memphis-Shelby County
  Tennessee Airport
  Authority Revenue,
  Refunding
  Series B
  5.75%, due 7/1/24             1,800,000     1,893,258
Sevier County Tennessee
  Public
  Building Authority
  0.60%, due 6/1/34 (a)         4,300,000     4,300,000
                                           ------------
                                              7,781,188
                                           ------------

TEXAS 3.8%
Dallas-Fort Worth, Texas
  International Airport
  Facilities Improvement
  Revenue
  Series A, Insured: FGIC
  6.00%, due 11/1/28
  (a)(f)(i)                     4,000,000     4,004,600
La Vernia Texas Higher
  Education
  Finance Corp. Revenue
  Series A
  6.25%, due 8/15/39              865,000       893,822
North Texas Throughway
  Authority Revenue
  Series F
  5.75%, due 1/1/38             3,000,000     3,149,430
Texas State College Student
  Loan
  5.50%, due 8/1/10 (i)         1,760,000     1,779,606
Texas State, Public Finance
  Authority, Charter School
  Finance Corp. Revenue
  Series A
  6.20%, due 2/15/40            1,000,000     1,000,000
                                           ------------
                                             10,827,458
                                           ------------

U.S. VIRGIN ISLANDS 2.3%
V  Virgin Islands Public
  Finance Authority
  Series A
  6.75%, due 10/1/37            6,000,000     6,539,760
                                           ------------


WASHINGTON 0.4%
FYI Properties Wash Lease
  Revenue
  5.50%, due 6/1/39             1,000,000     1,063,130
                                           ------------


WISCONSIN 0.7%
Monroe, Wisconsin
  Redevelopment Authority
  Revenue, Monroe Clinic,
  Inc.
  5.875%, due 2/15/39           2,000,000     2,030,640
                                           ------------


WYOMING 0.8%
Campbell County, Wyoming
  Solid Waste Facilities
  Revenue
  Series A
  5.75%, due 7/15/39            2,000,000     2,147,620
                                           ------------
Total Municipal Bonds
  (Cost $274,989,591)                       287,410,597
                                           ------------
Total Investments
  (Cost $274,989,591) (j)           101.7%  287,410,597
Other Assets, Less
  Liabilities                        (1.7)   (4,894,907)
                              -----------  ------------



Net Assets                          100.0% $282,515,690
                              ===========  ============





(a)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(b)  AMBAC--Ambac Assurance Corp.
(c)  Pre-refunding Security--issuer has or
     will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(d)  MBIA--MBIA Insurance Corp.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

(e)  FSA--Financial Security Assurance, Inc.
(f)  FGIC--Financial Guaranty Insurance Co.
(g)  XLCA--XL Capital Assurance, Inc.
(h)  Variable rate securities that may be
     tendered back to the issuer at any time
     prior to maturity at par. Rate shown is the rate in effect at April 30, 2010.
(i)  Interest on these securities is subject
     to alternative minimum tax.
(j)  At April 30, 2010, cost is $274,989,591
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $12,639,931
Gross unrealized depreciation         (218,925)
                                   -----------
Net unrealized appreciation        $12,421,006
                                   ===========





The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Municipal Bonds                                 $     --  $287,410,597      $     --  $287,410,597
                                                  --------  ------------      --------  ------------
Total Investments in Securities                   $     --  $287,410,597      $     --  $287,410,597
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


16    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $274,989,591)     $287,410,597
Cash                                      207,266
Receivables:
  Interest                              4,612,532
  Investment securities sold            1,542,799
  Fund shares sold                      1,404,834
Other assets                               50,653
                                     ------------
  Total assets                        295,228,681
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      12,023,790
  Manager (See Note 3)                     94,597
  NYLIFE Distributors (See Note 3)         66,266
  Fund shares redeemed                     51,824
  Shareholder communication                39,110
  Transfer agent (See Note 3)              30,725
  Professional fees                         4,036
  Custodian                                 2,791
  Trustees                                    657
Accrued expenses                            1,079
Dividend payable                          398,116
                                     ------------
     Total liabilities                 12,712,991
                                     ------------
Net assets                           $282,515,690
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    307,336
Additional paid-in capital            291,367,779
                                     ------------
                                      291,675,115
Accumulated distributions in excess
  of net investment income               (287,969)
Accumulated net realized loss on
  investments                         (21,292,462)
Net unrealized appreciation on
  investments                          12,421,006
                                     ------------
Net assets                           $282,515,690
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 22,222,329
                                     ============
Shares of beneficial interest
  outstanding                           2,407,985
                                     ============
Net asset value per share
  outstanding                        $       9.23
Maximum sales charge (4.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       9.66
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $193,999,048
                                     ============
Shares of beneficial interest
  outstanding                          21,112,244
                                     ============
Net asset value per share
  outstanding                        $       9.19
Maximum sales charge (4.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       9.62
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 15,707,416
                                     ============
Shares of beneficial interest
  outstanding                           1,709,688
                                     ============
Net asset value and offering price
  per share outstanding              $       9.19
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 42,715,524
                                     ============
Shares of beneficial interest
  outstanding                           4,647,269
                                     ============
Net asset value and offering price
  per share outstanding              $       9.19
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  7,871,373
                                     ============
Shares of beneficial interest
  outstanding                             856,391
                                     ============
Net asset value and offering price
  per share outstanding              $       9.19
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 6,552,787
                                      -----------
EXPENSES:
  Manager (See Note 3)                    651,992
  Distribution/Service--Investor
     Class (See Note 3)                    27,105
  Distribution/Service--Class A (See
     Note 3)                              223,815
  Distribution/Service--Class B (See
     Note 3)                               41,903
  Distribution/Service--Class C (See
     Note 3)                               76,396
  Transfer agent (See Note 3)              98,519
  Professional fees                        38,366
  Registration                             37,733
  Shareholder communication                31,013
  Custodian                                11,386
  Trustees                                  4,135
  Miscellaneous                             6,675
                                      -----------
     Total expenses before waiver       1,249,038
  Expense waiver from Manager (See
     Note 3)                             (125,248)
                                      -----------
     Net expenses                       1,123,790
                                      -----------
Net investment income                   5,428,997
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        1,271,691
Net change in unrealized
  appreciation on investments           3,426,480
                                      -----------
Net realized and unrealized gain on
  investments                           4,698,171
                                      -----------
Net increase in net assets resulting
  from operations                     $10,127,168
                                      ===========





18    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  5,428,997  $  7,719,759
 Net realized gain (loss)
  on investments and swap
  transactions                   1,271,691   (12,322,414)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and swap
  contracts                      3,426,480    25,657,323
                              --------------------------
 Net increase in net assets
  resulting from operations     10,127,168    21,054,668
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (505,077)     (898,748)
    Class A                     (4,343,211)   (6,125,325)
    Class B                       (368,880)     (843,706)
    Class C                       (702,757)     (433,702)
    Class I                        (73,461)           --
                              --------------------------
 Total dividends to
  shareholders                  (5,993,386)   (8,301,481)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        69,223,223    45,502,223
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      3,649,740     5,623,582
 Cost of shares redeemed       (19,857,097)  (28,103,439)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         53,015,866    23,022,366
                              --------------------------
    Net increase in net
     assets                     57,149,648    35,775,553
NET ASSETS:
Beginning of period            225,366,042   189,590,489
                              --------------------------
End of period                 $282,515,690  $225,366,042
                              ==========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period             $   (287,969) $    276,420
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $  9.08           $  8.48             $  9.07
                                       -------           -------             -------
Net investment income                     0.19 (a)          0.34 (a)            0.25
Net realized and unrealized gain
  (loss) on investments                   0.17              0.63               (0.60)
                                       -------           -------             -------
Total from investment operations          0.36              0.97               (0.35)
                                       -------           -------             -------
Less dividends:
  From net investment income             (0.21)            (0.37)              (0.24)
                                       -------           -------             -------
Net asset value at end of period       $  9.23           $  9.08             $  8.48
                                       =======           =======             =======
Total investment return (b)               4.03%(c)         11.67%              (4.03%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   4.28%++           3.93%               3.92%++
  Net expenses                            0.95%++           1.02%               0.99%++
  Expenses (before
     waiver/reimbursement)                1.05%++           1.25%               1.21%++
Portfolio turnover rate                     43%               94%                 90%
Net assets at end of period (in
  000's)                               $22,222           $21,683             $21,450




                                                                                   CLASS B
                                           --------------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                               YEAR ENDED OCTOBER 31,
                                              2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                                     $  9.04         $  8.44        $  9.48        $  9.75        $  9.62        $   9.85
                                             -------         -------        -------        -------        -------        --------
Net investment income                           0.18 (a)        0.32 (a)       0.33           0.34           0.36 (a)        0.36
Net realized and unrealized gain
  (loss) on investments                         0.17            0.63          (1.03)         (0.26)          0.13 (e)       (0.22)
                                             -------         -------        -------        -------        -------        --------
Total from investment operations                0.35            0.95          (0.70)          0.08           0.49            0.14
                                             -------         -------        -------        -------        -------        --------
Less dividends:
  From net investment income                   (0.20)          (0.35)         (0.34)         (0.35)         (0.36)          (0.37)
                                             -------         -------        -------        -------        -------        --------
Net asset value at end of period             $  9.19         $  9.04        $  8.44        $  9.48        $  9.75        $   9.62
                                             =======         =======        =======        =======        =======        ========
Total investment return (b)                     3.92%(c)       11.32%         (7.46%)         0.86%          5.16%(d)(e)     1.41%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.02%++         3.68%          3.63%          3.63%          3.68%           3.67%
  Net expenses                                  1.20%++         1.26%          1.20%          1.14%          1.14%           1.14%
  Expenses (before
     waiver/reimbursement)                      1.30%++         1.50%          1.40%          1.31%          1.34%(d)        1.31%
Portfolio turnover rate                           43%             94%            90%            59%            55%             26%
Net assets at end of period (in
  000's)                                     $15,707         $18,219        $23,935        $31,921        $45,529        $228,206




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.




20    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            CLASS A
              ---------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
              APRIL 30,                                       YEAR ENDED OCTOBER 31,
                 2010*              2009              2008              2007              2006              2005
               $   9.04           $   8.45          $   9.48          $   9.75          $   9.62          $  9.84
               --------           --------          --------          --------          --------          -------
                   0.20 (a)           0.35 (a)          0.36              0.38              0.38 (a)         0.38
                   0.17               0.62             (1.02)            (0.27)             0.13 (e)        (0.21)
               --------           --------          --------          --------          --------          -------
                   0.37               0.97             (0.66)             0.11              0.51             0.17
               --------           --------          --------          --------          --------          -------

                  (0.22)             (0.38)            (0.37)            (0.38)            (0.38)           (0.39)
               --------           --------          --------          --------          --------          -------
               $   9.19           $   9.04          $   8.45          $   9.48          $   9.75          $  9.62
               ========           ========          ========          ========          ========          =======
                   4.11%(c)          11.72%            (7.17%)            1.12%             5.43%(d)(e)      1.77%

                   4.41%++            4.04%             3.94%             3.88%             3.93%            3.92%
                   0.82%++            0.90%             0.88%             0.89%             0.89%            0.89%
                   0.92%++            1.08%             1.04%             1.06%             1.09%(d)         1.06%
                     43%                94%               90%               59%               55%              26%
               $193,999           $162,921          $136,781          $189,210          $200,593          $38,508




                                                                                                                      CLASS I
                                                        CLASS C                                                    ------------
              -------------------------------------------------------------------------------------------          DECEMBER 21,
              SIX MONTHS                                                                                              2009**
                 ENDED                                                                                                THROUGH
              APRIL 30,                                   YEAR ENDED OCTOBER 31,                                    APRIL 30,
                 2010*              2009            2008            2007            2006            2005               2010*
                $  9.04           $  8.45          $ 9.48          $ 9.75          $ 9.62          $ 9.85             $ 9.07
                -------           -------          ------          ------          ------          ------             ------
                   0.18 (a)          0.32 (a)        0.34            0.35            0.36 (a)        0.36               0.17 (a)
                   0.17              0.61           (1.03)          (0.27)           0.13 (e)       (0.22)              0.10
                -------           -------          ------          ------          ------          ------             ------
                   0.35              0.93           (0.69)           0.08            0.49            0.14               0.27
                -------           -------          ------          ------          ------          ------             ------

                  (0.20)            (0.34)          (0.34)          (0.35)          (0.36)          (0.37)             (0.15)
                -------           -------          ------          ------          ------          ------             ------
                $  9.19           $  9.04          $ 8.45          $ 9.48          $ 9.75          $ 9.62             $ 9.19
                =======           =======          ======          ======          ======          ======             ======
                   3.92%(c)         11.31%          (7.46%)          0.86%           5.16%(d)(e)     1.41%              3.03%(c)

                   4.05%++           3.68%           3.64%           3.63%           3.68%           3.67%              5.03%++
                   1.20%++           1.28%           1.20%           1.14%           1.14%           1.14%              0.57%++
                   1.30%++           1.51%           1.40%           1.31%           1.34%(d)        1.31%              0.67%++
                     43%               94%             90%             59%             55%             26%                43%
                $42,716           $22,544          $7,425          $6,752          $5,949          $6,231             $7,871




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares were first offered and commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants

22    MainStay Tax Free Bond Fund
would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio

                                                   mainstayinvestments.com    23
securities or foreign currencies. These securities are subject to income price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to increase its current return. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the six-month period ended April 30, 2010.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the

24    MainStay Tax Free Bond Fund
counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund. The Fund did not invest in futures contracts during the six-month period ended April 30, 2010.

(J) SWAP AGREEMENTS. The Fund enters into interest rate swap agreements ("swaps") for the purpose of attempting to protect against changes in interest rates or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. The Fund did not invest in Swap agreements during the six-month period ended April 30, 2010.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.50% on net assets up to $500 million, 0.475% on net assets from $500 million to $1 billion and 0.45% on net assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and

                                                   mainstayinvestments.com    25

0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.52% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.94% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2011 and is reviewed by the Board in connection with its review of the Fund's Investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $651,992 and waived its fees in the amount of $125,248.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares, along with a shareholder service fee at the annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $4,441 and $73,475, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,437, $4,419 and $4,986, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $18,844
----------------------------------------------
Class A                                 38,217
----------------------------------------------
Class B                                 14,619
----------------------------------------------
Class C                                 26,315
----------------------------------------------
Class I                                    524
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $57,043    0.0%++
------------------------------------------------
Class C                               115    0.0++
------------------------------------------------
Class I                            25,660    0.3
------------------------------------------------



++ Less than one-tenth of a percent.


26    MainStay Tax Free Bond Fund

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $4,536.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $22,564,153 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2011              $ 8,117
           2012                  478
           2016                1,647
           2017               12,322
---------------------------------- -----
          Total              $22,564
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distribution paid from:
  Ordinary Income                     $  370,756
  Exempt Interest Dividends            7,930,725
------------------------------------------------
Total                                 $8,301,481
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $160,287 and $109,116, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       113,430  $  1,039,676
Shares issued to shareholders
  in reinvestment of
  dividends                        46,437       424,212
Shares redeemed                  (135,990)   (1,245,091)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       23,877       218,797
Shares converted into
  Investor Class
  (See Note 1)                     89,178       817,061
Shares converted from
  Investor Class
  (See Note 1)                    (93,173)     (854,152)
                               ------------------------
Net increase                       19,882  $    181,706
                               ========================
Year ended October 31, 2009:
Shares sold                        91,282  $    808,244
Shares issued to shareholders
  in reinvestment of
  dividends                        86,590       753,775
Shares redeemed                  (302,466)   (2,644,594)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (124,594)   (1,082,575)
Shares converted into
  Investor Class
  (See Note 1)                    117,038     1,032,575
Shares converted from
  Investor Class
  (See Note 1)                   (133,943)   (1,212,371)
                               ------------------------
Net decrease                     (141,499) $ (1,262,371)
                               ========================



                                                   mainstayinvestments.com    27

 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     4,851,030  $ 44,172,961

Shares issued to shareholders
  in reinvestment of
  dividends                       289,192     2,631,138

Shares redeemed                (1,559,529)  (14,201,734)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    3,580,693    32,602,365

Shares converted into Class A
  (See Note 1)                    295,835     2,700,920

Shares converted from Class A

  (See Note 1)                    (43,999)     (402,150)

Shares converted from Class A
  (b)                            (739,946)   (6,763,103)
                               ------------------------


Net increase                    3,092,583  $ 28,138,032
                               ========================


Year ended October 31, 2009:

Shares sold                     3,026,444  $ 27,215,955

Shares issued to shareholders
  in reinvestment of
  dividends                       465,198     4,038,840

Shares redeemed                (2,208,318)  (19,125,509)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    1,283,324    12,129,286

Shares converted into Class A
  (See Note 1)                    575,013     5,062,692

Shares converted from Class A

  (See Note 1)                    (34,659)     (311,996)
                               ------------------------


Net increase                    1,823,678  $ 16,879,982
                               ========================



 CLASS B                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        92,186  $    838,588

Shares issued to shareholders
  in reinvestment of
  dividends                        28,808       261,943

Shares redeemed                  (178,862)   (1,629,569)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                      (57,868)     (529,038)

Shares converted from Class B

  (See Note 1)                   (247,899)   (2,261,679)
                               ------------------------


Net decrease                     (305,767) $ (2,790,717)
                               ========================


Year ended October 31, 2009:

Shares sold                       164,271  $  1,433,748

Shares issued to shareholders
  in reinvestment of
  dividends                        69,749       602,494

Shares redeemed                  (529,475)   (4,617,021)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                     (295,455)   (2,580,779)

Shares converted from Class B

  (See Note 1)                   (523,358)   (4,570,900)
                               ------------------------


Net decrease                     (818,813) $ (7,151,679)
                               ========================



 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     2,248,252  $ 20,518,046

Shares issued to shareholders
  in reinvestment of
  dividends                        36,407       331,524

Shares redeemed                  (130,073)   (1,184,904)
                               ------------------------


Net increase                    2,154,586  $ 19,664,666
                               ========================


Year ended October 31, 2009:

Shares sold                     1,788,795  $ 16,044,276

Shares issued to shareholders
  in reinvestment of
  dividends                        26,029       228,473

Shares redeemed                  (201,133)   (1,716,315)
                               ------------------------


Net increase                    1,613,691  $ 14,556,434
                               ========================



 CLASS I                           SHARES        AMOUNT

Period ended April 30, 2010
  (a):

Shares sold                       290,440  $  2,653,952

Shares issued to shareholders
  in reinvestment of
  dividends                           101           923

Shares redeemed                  (174,096)   (1,595,799)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                      116,445     1,059,076

Shares converted into Class I
  (b)                             739,946     6,763,103
                               ------------------------


Net increase                      856,391  $  7,822,179
                               ========================





(a) Class I shares were first offered on December 21, 2009.

(b) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make

28    MainStay Tax Free Bond Fund
new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


30    MainStay Tax Free Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18333 MS121-10                                          MST10-06/10
                                                                              13

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INCOME BUILDER FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INCOME BUILDER FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   14
---------------------------------------------
FINANCIAL STATEMENTS                       28
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              35
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        47
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       47
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges          5.81%    19.56%    2.57%    -0.48%
Excluding sales charges    11.97     26.52     3.73      0.08




(With sales charges)


(LINE GRAPH)

                                                                        INCOME         BARCLAYS CAPITAL
              MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    BUILDER COMPOSITE     U.S. AGGREGATE
                BUILDER FUND        INDEX           INDEX               INDEX             BOND INDEX
              ---------------    ----------    ---------------    -----------------    ----------------
4/30/00           9450.00         10000.00         10000.00            10000.00            10000.00
                  8204.00          8399.00          8634.00             9756.00            11239.00
                  7381.00          7236.00          7599.00             9441.00            12119.00
                  6733.00          6181.00          6577.00             9233.00            13388.00
                  7642.00          8001.00          8148.00            10618.00            13632.00
                  7932.00          8834.00          8735.00            11461.00            14348.00
                  9047.00         10982.00         10195.00            12838.00            14450.00
                  9905.00         12847.00         11740.00            14397.00            15514.00
                  9764.00         12529.00         11198.00            14735.00            16579.00
                  7530.00          7602.00          7245.00            11838.00            17215.00
4/30/10           9527.00         10415.00         10159.00            14461.00            18643.00



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE       TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS     YEARS
--------------------------------------------------------------
With sales charges          6.01%    20.04%    2.66%    -0.44%
Excluding sales charges    12.18     27.03     3.83      0.13




(With sales charges)


(LINE GRAPH)

                                                                                        INCOME    BARCLAYS CAPITAL
                         MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    BUILDER COMPOSITE      U.S. AGGREGATE
                            BUILDER FUND         INDEX              INDEX                INDEX          BOND INDEX
                         ---------------    ----------    ---------------    -----------------    ----------------
4/30/00                      23625.00        25000.00         25000.00            25000.00            25000.00
                             20511.00        20996.00         21585.00            24390.00            28096.00
                             18452.00        18089.00         18999.00            23602.00            30299.00
                             16832.00        15452.00         16441.00            23083.00            33469.00
                             19105.00        20004.00         20371.00            26544.00            34079.00
                             19830.00        22084.00         21838.00            28653.00            35870.00
                             22617.00        27455.00         25487.00            32095.00            36125.00
                             24763.00        32117.00         29350.00            35992.00            38784.00
                             24411.00        31323.00         27994.00            36838.00            41447.00
                             18837.00        19004.00         18113.00            29596.00            43037.00
4/30/10                      23928.00        26039.00         25397.00            36152.00            46607.00



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges          6.60%    20.69%    2.66%    -0.65%
Excluding sales charges    11.60     25.69     2.97     -0.65




(With sales charges)


(LINE GRAPH)

                                                                           INCOME    BARCLAYS CAPITAL
            MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    BUILDER COMPOSITE      U.S. AGGREGATE
               BUILDER FUND         INDEX              INDEX                INDEX          BOND INDEX
            ---------------    ----------    ---------------    -----------------    ----------------
4/30/00         10000.00        10000.00         10000.00            10000.00            10000.00
                 8623.00         8399.00          8634.00             9756.00            11239.00
                 7698.00         7236.00          7599.00             9441.00            12119.00
                 6968.00         6181.00          6577.00             9233.00            13388.00
                 7853.00         8001.00          8148.00            10618.00            13632.00
                 8093.00         8834.00          8735.00            11461.00            14348.00
                 9165.00        10982.00         10195.00            12838.00            14450.00
                 9957.00        12847.00         11740.00            14397.00            15514.00
                 9742.00        12529.00         11198.00            14735.00            16579.00
                 7453.00         7602.00          7245.00            11838.00            17215.00
4/30/10          9368.00        10415.00         10159.00            14461.00            18643.00








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.


THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges         10.61%    24.62%    2.94%    -0.66%
Excluding sales charges    11.61     25.62     2.94     -0.66




(With sales charges)


(LINE GRAPH)

                                                                        INCOME         BARCLAYS CAPITAL
              MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    BUILDER COMPOSITE     U.S. AGGREGATE
                BUILDER FUND        INDEX           INDEX               INDEX             BOND INDEX
              ---------------    ----------    ---------------    -----------------    ----------------
4/30/00           10000.00        10000.00         10000.00            10000.00            10000.00
                   8623.00         8399.00          8634.00             9756.00            11239.00
                   7698.00         7236.00          7599.00             9441.00            12119.00
                   6968.00         6181.00          6577.00             9233.00            13388.00
                   7853.00         8001.00          8148.00            10618.00            13632.00
                   8093.00         8834.00          8735.00            11461.00            14348.00
                   9156.00        10982.00         10195.00            12838.00            14450.00
                   9948.00        12847.00         11740.00            14397.00            15514.00
                   9732.00        12529.00         11198.00            14735.00            16579.00
                   7448.00         7602.00          7245.00            11838.00            17215.00
4/30/10            9357.00        10415.00         10159.00            14461.00            18643.00



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS    YEARS
-------------------------------------------------------------
                           12.31%    27.31%    4.34%    0.52%




(With sales charges)


(LINE GRAPH)

                                                                                   BARCLAYS CAPITAL
            MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)     INCOME BUILDER      U.S. AGGREGATE
               BUILDER FUND         INDEX              INDEX    COMPOSITE INDEX          BOND INDEX
            ---------------    ----------    ---------------    ---------------    ----------------
4/30/00         10000.00        10000.00         10000.00           10000.00           10000.00
                 8705.00         8399.00          8634.00            9756.00           11239.00
                 7850.00         7236.00          7599.00            9441.00           12119.00
                 7181.00         6181.00          6577.00            9233.00           13388.00
                 8170.00         8001.00          8148.00           10618.00           13632.00
                 8517.00         8834.00          8735.00           11461.00           14348.00
                 9814.00        10982.00         10195.00           12838.00           14450.00
                10789.00        12847.00         11740.00           14397.00           15514.00
                10679.00        12529.00         11198.00           14735.00           16579.00
                 8273.00         7602.00          7245.00           11838.00           17215.00
4/30/10         10533.00        10415.00         10159.00           14461.00           18643.00







   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of April 30, 2010, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Total returns assume reinvestment of all dividends and capital gains. Effective August 14, 2009, the Fund selected the MSCI World Index as its primary benchmark index in replacement of the Russell 1000(R) Index and the S&P 500(R) Index in connection with a change in subadvisor. The MSCI World Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.


THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Income Builder Fund

BENCHMARK PERFORMANCE                                            SIX       ONE      FIVE     TEN
                                                               MONTHS     YEAR     YEARS    YEARS
MSCI World Index(4)                                             9.40%    37.02%    3.35%    0.41%
Russell 1000(R) Index(5)                                       16.77     40.21     3.07     0.16
Income Builder Composite Index(6)                               6.04     22.15     4.76     3.76
Barclays Capital U.S. Aggregate Bond Index(7)                   2.54      8.30     5.38     6.43
Average Lipper mixed-asset target allocation growth fund(8)    11.01     31.23     3.50     2.33






6. The Income Builder Index is comprised of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighted 50%/50% respectively. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. Returns assume reinvestment of all dividends and capital gains. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the reminder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME BUILDER FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,119.70        $ 7.83         $1,017.40         $ 7.45
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,121.80        $ 5.94         $1,019.20         $ 5.66
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,116.00        $11.75         $1,013.70         $11.18
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,116.10        $11.75         $1,013.70         $11.18
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,123.10        $ 4.63         $1,020.40         $ 4.41
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.49% for Investor Class, 1.13% for Class A, 2.24% for Class B and Class C and 0.88% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Income Builder Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PIE CHART)

Common Stocks                                   47.4
Corporate Bonds                                 24.0
Convertible Bonds                                8.7
Short-Term Investment                            7.7
Asset-Backed Securities                          2.5
Yankee Bonds                                     2.3
Mortgage-Backed Securities                       1.7
Convertible Preferred Stocks                     1.4
Other Assets, Less Liabilities                   1.3
Foreign Government Bonds                         1.0
Futures Contracts Long                           0.9
Loan Assignments & Participations                0.9
U.S. Government & Federal Agencies               0.2
Preferred Stock                                  0.0
Warrants                                         0.0




 See Portfolio of Investments beginning on page 14 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)

    1.  Frontier Communications Corp.,
        7.875%-8.125%, due 10/1/18-1/15/27
    2.  Energy Future Holdings Corp., 12.00%,
        due 11/1/17
    3.  MGM Mirage, Inc., 7.50%, due 6/1/16
    4.  SunGard Data Systems, Inc.,
        9.125%-10.25%, due 8/15/13-8/15/15
    5.  K Hovnanian Enterprises, Inc., 10.625%,
        due 10/15/16
    6.  Novelis, Inc., 7.25%, due 2/15/15
    7.  Linn Energy LLC, 8.625%, due 4/15/20
    8.  Northern Rock Asset Management PLC,
        9.375%, due 10/17/21
    9.  Schlumberger, Ltd., 2.125%, due 6/1/23
   10.  Nestle S.A. Registered





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY DAN ROBERTS, GARY GOODENOUGH, JAMES RAMSAY, LOUIS N. COHEN, MICHAEL KIMBLE AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S CO-SUBADVISOR, AND WILLIAM W. PRIEST, CFA, ERIC SAPPENFIELD AND MICHAEL A. WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S CO-SUBADVISOR.

HOW DID MAINSTAY INCOME BUILDER FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Income Builder Fund returned 11.97% for Investor Class shares, 12.18% for Class A shares, 11.60% for Class B shares and 11.61% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 12.31%. All share classes outperformed the 11.01% return of the average Lipper(1) mixed-asset target allocation growth fund and the 9.40% return of the MSCI World Index.(2) All share classes underperformed the 16.77% return of the Russell 1000(R) Index(3) for the six months ended April 30, 2010. The MSCI World Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

During the reporting period, market dynamics shifted markedly, although overall, equities finished the period higher than they were at the start. Initially, markets gave back some of their earlier gains, as momentum faded and investors once again focused on fundamentals. Market concerns during the reporting period included government economic intervention, the situation in Greece, the possibility of contagion to other European nations and China's efforts to contain inflation. Positive forces included excellent corporate results (buoyed by cost cutting and productivity gains) and a stronger U.S. dollar, especially against the Eurozone.

During the reporting period, the financials sector generally lagged the MSCI World Index. Stock selection in the financials sector, however, along with a significantly underweight sector allocation, contributed positively to results relative to the MSCI World Index in the equity portion of the Fund. Detracting somewhat from the Fund's performance relative to the benchmark were sizable exposures to higher-yielding but lagging sectors, such as telecommunication services and utilities.

IN THE EQUITY PORTION OF THE FUND, WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE WEAK?

Financials, utilities and health care were the strongest-contributing sectors to the Fund's performance relative to the MSCI World Index. Stock selection and an underweight position helped in financials. Stock selection also helped in utilities. An underweight position in health care, which lagged the benchmark, also made a positive contribution to relative performance.

During the reporting period, the sectors that detracted the most from the Fund's performance relative to the MSCI World Index were telecommunication services, information technology and consumer discretionary. Telecommunication services stocks generally lagged other sectors, producing negative returns. The detracting effect of an overweight position in telecommunication services more than offset the positive impact of effective stock selection in the sector. Underweight positions in information technology and consumer discretionary--both top-performing sectors--hurt relative performance, as did poor stock selection in these sectors.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S EQUITY PERFORMANCE AND WHICH STOCKS WERE WEAK CONTRIBUTORS?

United States-based electrical components & equipment company Emerson Electric, Canada-based telecommunications company BCE and United States-based diversified financial services company NYSE Euronext made the strongest contributions to the absolute performance of the equity portion of the Fund. Emerson Electric was seen as a primary beneficiary of increased global economic activity. BCE's shares rose on positive news flow, including growing earnings and expanded services. NYSE Euronext advanced during the reporting period as market volumes picked up.

Spain-based telecommunications company Telefonica S.A., global oil & gas company Diamond Offshore Drilling and France-based telecommunications company France Telecom S.A. were the greatest detractors from absolute performance in the equity portion of the Fund. Telefonica suffered from the ripple effect of the debt crisis in Greece. Diamond Offshore

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Index.
3. See footnote on page 6 for more information on the Russell 1000(R) Index.


10    MainStay Income Builder Fund

Drilling's shares fell on reports that the company's management had decided to increase the company's offshore drilling interests and reduce the dividend payout. France Telecom was hurt by the general decline in European equity prices and by an ongoing dispute with a business partner in Egypt.

DID THE EQUITY PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Among the stocks that the equity portion of the Fund purchased during the reporting period were semiconductor company Microchip Technology and oil, gas & consumable fuels company Spectra Energy. We liked Microchip Technology's free cash flow prospects, as more companies were expected to invest in systems to improve efficiency. Spectra Energy owns a diversified portfolio of complementary natural-gas-related energy assets. The company gathers and processes, transmits and stores, and distributes natural gas. We added the stock to the equity portion of the Fund because we felt that improving demand for energy offered strong free cash flow growth potential.

During the reporting period, the equity portion of the Fund sold positions in two electric companies, Italy-based Enel and Germany-based RWE. We eliminated the Fund's position in Enel primarily because of concerns about contagion effects from the debt crisis in Greece. We sold RWE when we saw better value elsewhere and wanted to reduce the Fund's exposure to European utilities.

HOW DID THE FUND'S EQUITY SECTOR POSITIONING CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's equity weightings in the financials, industrials and information technology sectors. In each of these three sectors, we increased the Fund's position significantly but maintained underweight positions relative to the MSCI World Index. In financials, we added to Fund positions in the insurance industry, increasing exposure to Arthur J. Gallagher and establishing a new Fund position in Munich Re. We also initiated a position in U.S. bank Hudson City Bancorp. In industrials, we added to the Fund's positions in U.K.-based aerospace & defense engineering company Meggitt and established a new Fund position in Norwegian diversified conglomerate Orkla. In information technology, we established new Fund positions in Microchip Technology and Quanta Computer and added to existing positions in Taiwan Semiconductor Manufacturing Company and Redecard.

We reduced the Fund's equity exposure to the consumer staples, telecommunication services and utilities sectors. In each of these three sectors, we decreased the Fund's position but maintained significantly overweight allocations relative to the MSCI World Index. In consumer staples, we sold the Fund's positions in Kraft Foods, Supervalu and Wal-Mart Stores. In telecommunication services, we eliminated the Fund's positions in Belgacom, Frontier Communications, Qwest and Telekom Austria. In utilities, we sold the Fund's positions in Enel and RWE.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the most substantially overweight sectors relative to the MSCI World Index in the equity portion of the Fund were consumer staples, utilities and telecommunication services. The overweight positions in consumer staples and telecommunication services detracted from relative performance, as these two defensive sectors generally underperformed during the reporting period. Stock selection within telecommunication services also detracted. The Fund's utilities exposure was a positive contributor to relative performance, largely because of effective stock selection.

On the same date, the most substantially underweight sectors relative to the MSCI World Index in the equity portion of the Fund were financials, information technology and materials. Effective stock selection in financials helped the Fund's relative performance during the reporting period. Underweight positions in information technology and materials detracted, as both sectors generally outperformed the benchmark during the reporting period. Stock selection in information technology also detracted from relative performance.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD?

As macroeconomic data improved and financial markets rallied, higher-risk fixed-income assets outperformed. The efforts of global central banks to keep interest rates low appeared to not only stimulate economic growth but also encourage investors to increase their appetite for risk to capture higher yields. This dynamic prompted investors who usually focus on investment-grade fixed-income securities to reach for yield through "crossover"(4) corporate bonds

4. "Crossover" bonds are those that straddle the gap between investment grade and speculative. Crossover credits are generally rated low investment grade by one rating agency and upper-grade speculative by another rating agency.

                                                   mainstayinvestments.com    11
and bonds rated BB.(5) Reflecting the effects of the "crossover" phenomenon, high-yield bonds rated BB outperformed bonds rated B during the reporting period.

High-yield bond spreads(6) tightened substantially during the reporting period. Supply and demand for high-yield securities were strong, with new issuance at a historically high level and significant inflows into retail mutual funds. As anticipated by ratings agency Moody's, defaults within the sector declined.

Within the corporate bond sector, the financials sector led performance. Of course, fears of a financial meltdown in 2008 provided a low base from which financials have rallied since April 2009. While there were still some lingering concerns about financial companies, the government's commitment to shore up the financial system and the encouraging interest rate environment made the sector attractive to many. Banks around the world, such as Citigroup, UBS and Deutsche Bank, continued to report better results; and consumer confidence, particularly in the U.S., improved. There was mounting evidence that job losses reached a peak and that job creation was beginning. Notwithstanding slightly weaker manufacturing activity in China, indicators in most other large economies were also positive. Significantly, however, there were growing concerns during the reporting period that Greece's fiscal crisis would spill over to other Eurozone nations and spin out of control. This brought a negative tone to the performance of the markets at the end of the reporting period. Apart from the Greek debt crisis, economic news remained mostly upbeat.

HOW DID THE FIXED-INCOME PORTION OF THE FUND RESPOND TO THESE MARKET FORCES?

We responded to these market forces by increasing the Fund's position in higher-risk fixed-income assets, including high-yield corporate bonds, financial-related credits and non-agency mortgage securities. These fixed-income segments tend to have a lower correlation to U.S. Treasury securities than other fixed-income sectors and therefore tend to be less sensitive to interest rates. We also maintained a sizable allocation to shorter-maturity bonds, which resulted in a duration(7) that was shorter than that of the Barclays Capital U.S. Aggregate Bond Index.(8) This Index serves as the benchmark for the fixed-income portion of the Fund. Together, these positioning moves gave the Fund a beta(9) that was above that of the Barclays Capital U.S. Aggregate Bond Index. The higher beta strengthened the results of the fixed-income portion of the Fund during the reporting period.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FIXED-INCOME ISSUES WERE STRONG CONTRIBUTORS TO THE FUND'S FIXED-INCOME PERFORMANCE AND WHICH ISSUES WERE WEAK CONTRIBUTORS?

On an absolute basis, U.K. bank Northern Rock, Dallas-based energy company Energy Future Holdings and insurance company Progressive were the issuers that made the strongest contributions to the fixed-income portion of the Fund's performance. Banks generally benefited from low short-term interest rates and a steep yield curve; and following the nationalization of Northern Rock in 2008, the markets have continued to respond favorably to the company's reduced risk of default. Energy Future Holdings rallied on the perception that an improved economy would create more demand for power and support better pricing. Progressive benefited in large part from the significant rebound enjoyed by insurance companies in general during the reporting period.

Building materials company U.S. Concrete, electric company Edison Mission Energy and contract oil driller Transocean were the weakest contributors to the fixed-income portion of the Fund during the reporting period. U.S. Concrete suffered from the

5. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
7. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8. See page 7 for more information about the Barclays Capital U.S. Aggregate Bond Index.
9. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.


12    MainStay Income Builder Fund
drop in building activity and filed for bankruptcy. Edison Mission Energy faced operational challenges relating to natural gas prices and lower demand for electricity, which resulted in lower revenues for the company's coal-fired plants and trading operations. During the period, we substantially reduced our exposure to Transocean to reduce risk. At the end of the reporting period when the oil rig explosion occurred in the Gulf of Mexico, we sold the remaining portion of the Fund's position.

DID THE FIXED-INCOME PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, our purchases focused on increasing the beta of the fixed-income portion of the Fund through higher-yielding securities. The most significant purchases during the reporting period were issues of home builder Hovnanian Enterprises, software & services provider Sungard Data Systems and oil & gas company Linn Energy.

In the fixed-income portion of the Fund, we reduced exposure to investment-grade issuers and non-U.S. issuers to fund the purchases of higher-beta credit positions. The largest sales during the reporting period were issues of Hartford Financial Services, brewer Anheuser-Busch Inbev and diversified financial services company JPMorgan Chase.

HOW WAS THE FIXED-INCOME PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the fixed-income portion of the Fund held overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield corporate bonds, financial-related credits and non-agency mortgages. As indicated earlier, these overweight positions helped the Fund's performance during the reporting period. On the same date, the fixed-income portion of the Fund held underweight positions in U.S. Treasurys, agency mortgage-backed securities and agency debentures.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    13

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED


                                   PRINCIPAL
                                      AMOUNT         VALUE
LONG-TERM BONDS 41.3%+
ASSET-BACKED SECURITIES 2.5%
----------------------------------------------------------

AIRLINES 0.6%
Continental Airlines, Inc.
  Series A
  7.25%, due 11/10/19       $      2,230,000  $  2,386,100
UAL 2009-1 Pass Through
  Trust 10.40%, due 5/1/18         1,665,000     1,806,525
                                              ------------
                                                 4,192,625
                                              ------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14
  (a)(b)                              69,237        69,225
                                              ------------


HOME EQUITY 1.9%
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-8, Class AF5
  5.14%, due 10/25/33                376,383       371,967
Chase Funding Mortgage
  Loan Asset-Backed
  Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                251,078       242,652
CIT Group Home Equity Loan
  Trust Series 2003-1,
  Class A4
  3.93%, due 3/20/32                  56,272        53,725
Citicorp Residential
  Mortgage Securities,
  Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (c)            339,148       333,906
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (c)          1,064,928     1,055,201
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33                428,263       407,538
Countrywide Asset-Backed
  Certificates
  Series 2003-5, Class AF5
  5.739%, due 2/25/34                530,602       440,710
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34               500,000       490,142
  Series 2003-3, Class AF4
  4.995%, due 12/25/33               496,169       467,890
GSAA Home Equity Trust
  Series 2006-14, Class A1
  0.313%, due 9/25/36 (d)          8,514,561     4,494,507
HSI Asset Securitization
  Corp. Trust Series 2006-
  HE2, Class 2A1
  0.313%, due 12/25/36 (d)         1,724,167     1,338,092
Master Asset Backed
  Securities Trust Series
  2006-HE4, Class A1
  0.313%, due 11/25/36 (d)         2,497,945     1,861,606
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class
  A7
  4.97%, due 9/25/33                 348,554       343,857
  Series 2003-RS7, Class
  AI6
  5.34%, due 8/25/33                 355,303       334,374
Residential Asset
  Securities Corp.
  Series 2002-KS2, Class
  AI6
  6.228%, due 4/25/32                242,579       242,894
Saxon Asset Securities
  Trust Series 2003-1,
  Class AF5
  5.455%, due 6/25/33                 96,707        85,481
Terwin Mortgage Trust
  Series 2005-14HE, Class
  AF2
  4.849%, due 8/25/36                247,843       216,677
                                              ------------
                                                12,781,219
                                              ------------
Total Asset-Backed
  Securities
  (Cost $17,119,482)                            17,043,069
                                              ------------


CONVERTIBLE BONDS 8.7%
----------------------------------------------------------

AUTO PARTS & EQUIPMENT 0.7%
BorgWarner, Inc.
  3.50%, due 4/15/12               3,625,000     5,188,281
                                              ------------


BIOTECHNOLOGY 0.6%
Amgen, Inc.
  0.375%, due 2/1/13               2,569,000     2,597,901
Life Technologies Corp.
  1.50%, due 2/15/24                 165,000       197,381
  3.25%, due 6/15/25               1,160,000     1,406,500
                                              ------------
                                                 4,201,782
                                              ------------

BUILDING MATERIALS 0.0%++
Cemex SAB de C.V.
  4.875%, due 3/15/15 (a)            162,000       186,705
                                              ------------


COAL 0.0%++
Peabody Energy Corp.
  4.75%, due 12/15/66                268,000       294,465
                                              ------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held, as of April 30, 2010, excluding short-term investments. May be subject to change daily.

14    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                      AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)

COMPUTERS 0.7%
EMC Corp.
  1.75%, due 12/1/11        $      3,626,000  $  4,591,422
                                              ------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
General Cable Corp.
  0.875%, due 11/15/13               239,000       215,996
                                              ------------


ELECTRONICS 0.5%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                2,452,000     3,472,645
                                              ------------


ENERGY--ALTERNATE SOURCES 0.1%
Covanta Holding Corp.
  1.00%, due 2/1/27                  740,000       710,400
                                              ------------


HOUSEWARES 0.5%
Newell Rubbermaid, Inc.
  5.50%, due 3/15/14               1,709,000     3,544,039
                                              ------------


IRON & STEEL 0.6%
Allegheny Technologies,
  Inc.
  4.25%, due 6/1/14                2,464,000     3,612,840
ArcelorMittal
  5.00%, due 5/15/14                 378,000       552,352
Steel Dynamics, Inc.
  5.125%, due 6/15/14                192,000       221,520
                                              ------------
                                                 4,386,712
                                              ------------

LEISURE TIME 0.5%
Carnival Corp.
  2.00%, due 4/15/21               3,179,000     3,600,217
                                              ------------


MINING 0.6%
Alcoa, Inc.
  5.25%, due 3/15/14                 128,000       281,440
Newmont Mining Corp.
  1.25%, due 7/15/14               2,690,000     3,624,775
                                              ------------
                                                 3,906,215
                                              ------------

MISCELLANEOUS--MANUFACTURING 0.8%
Danaher Corp.
  (zero coupon), due
  1/22/21                          3,262,000     3,987,795
Ingersoll-Rand Co.
  4.50%, due 4/15/12                 110,000       232,650
Textron, Inc.
  4.50%, due 5/1/13                  552,000     1,025,340
                                              ------------
                                                 5,245,785
                                              ------------

OIL & GAS 0.1%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                 588,000       487,305
                                              ------------


OIL & GAS SERVICES 1.7%
Cameron International
  Corp.
  2.50%, due 6/15/26               3,374,000     4,272,327
Core Laboratories, L.P.
  0.25%, due 10/31/11                631,000     1,023,798
V  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23               3,394,000     6,126,170
                                              ------------
                                                11,422,295
                                              ------------

PHARMACEUTICALS 0.7%
ALZA Corp.
  (zero coupon), due
  7/28/20                          1,205,000     1,119,144
Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                2,984,000     3,640,480
                                              ------------
                                                 4,759,624
                                              ------------

RETAIL 0.1%
Costco Wholesale Corp.
  (zero coupon), due
  8/19/17                            262,000       351,408
                                              ------------


SEMICONDUCTORS 0.1%
Intel Corp.
  3.25%, due 8/1/39 (a)              534,000       656,153
                                              ------------


SOFTWARE 0.4%
Sybase, Inc.
  3.50%, due 8/15/29 (a)           2,125,000     2,449,063
                                              ------------
Total Convertible Bonds
  (Cost $55,876,799)                            59,670,512
                                              ------------


CORPORATE BONDS 24.0%
----------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  Series C
  6.625%, due 8/15/15                300,000       291,000
                                              ------------


AGRICULTURE 0.0%++
Lorillard Tobacco Co.
  6.875%, due 5/1/20                 255,000       262,102
                                              ------------


AIRLINES 1.0%
Continental Airlines, Inc.
  7.875%, due 1/2/20               1,942,816     1,767,963


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                   PRINCIPAL
                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

AIRLINES (CONTINUED)
Delta Air Lines, Inc.
  12.50%, due 3/15/15 (a)   $      4,605,000  $  4,973,400
                                              ------------
                                                 6,741,363
                                              ------------

AUTO MANUFACTURERS 0.2%
Ford Motor Co.
  6.625%, due 10/1/28              1,500,000     1,252,500
  8.90%, due 1/15/32                 215,000       216,075
                                              ------------
                                                 1,468,575
                                              ------------

AUTO PARTS & EQUIPMENT 0.1%
Goodyear Tire & Rubber Co.
  (The)
  10.50%, due 5/15/16                120,000       133,650
Tenneco Automotive, Inc.
  8.625%, due 11/15/14               270,000       278,100
TRW Automotive, Inc.
  7.00%, due 3/15/14 (a)             300,000       303,750
                                              ------------
                                                   715,500
                                              ------------

BANKS 0.9%
AgriBank FCB
  9.125%, due 7/15/19                300,000       344,815
BAC Capital Trust VI
  5.625%, due 3/8/35               1,200,000       995,843
Bank of America Corp.
  6.50%, due 8/1/16                  135,000       145,619
  8.00%, due 12/29/49              1,500,000     1,510,005
Fifth Third Bancorp
  6.25%, due 5/1/13                  255,000       276,307
GMAC, Inc.
  6.875%, due 9/15/11                305,000       310,337
  8.00%, due 11/1/31               1,411,000     1,375,725
USB Capital IX
  6.189%, due 10/29/49               200,000       173,750
Wells Fargo & Co.
  7.98%, due 3/29/49               1,200,000     1,266,000
                                              ------------
                                                 6,398,401
                                              ------------

BUILDING MATERIALS 1.0%
U.S. Concrete, Inc.
  8.375%, due 4/1/14 (e)           1,900,000     1,216,000
USG Corp.
  6.30%, due 11/15/16              4,695,000     4,342,875
  9.50%, due 1/15/18               1,330,000     1,386,525
                                              ------------
                                                 6,945,400
                                              ------------

CHEMICALS 0.7%
Dow Chemical Co. (The)
  8.55%, due 5/15/19                 375,000       458,219
Hexion U.S. Finance
  Corp./Hexion Nova Scotia
  Finance ULC
  9.75%, due 11/15/14              3,495,000     3,608,587
Huntsman International LLC
  5.50%, due 6/30/16 (a)              80,000        72,800
Incitec Pivot Finance LLC
  6.00%, due 12/10/19 (a)            300,000       312,618
Innophos, Inc.
  8.875%, due 8/15/14                325,000       334,750
Solutia, Inc.
  8.75%, due 11/1/17                 105,000       112,088
                                              ------------
                                                 4,899,062
                                              ------------

COAL 0.0%++
Arch Western Finance LLC
  6.75%, due 7/1/13                  250,000       251,875
                                              ------------


COMMERCIAL SERVICES 0.8%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14                955,000       974,100
  9.625%, due 3/15/18 (a)          2,545,000     2,748,600
Cardtronics, Inc.
  9.25%, due 8/15/13                 260,000       269,425
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  9.75%, due 11/15/49
  (b)(f)                             110,000         5,720
ServiceMaster Co. (The)
  10.75%, due 7/15/15
  (a)(g)                             240,000       255,900
United Rentals North
  America, Inc.
  9.25%, due 12/15/19              1,100,000     1,177,000
                                              ------------
                                                 5,430,745
                                              ------------

COMPUTERS 1.1%
V  SunGard Data Systems,
  Inc.
  9.125%, due 8/15/13                400,000       410,500
  10.25%, due 8/15/15              6,440,000     6,786,150
Unisys Corp.
  14.25%, due 9/15/15 (a)            425,000       513,187
                                              ------------
                                                 7,709,837
                                              ------------

DIVERSIFIED FINANCIAL SERVICES 0.5%
Cantor Fitzgerald, L.P.
  7.875%, due 10/15/19 (a)         1,200,000     1,217,189
CIT Group, Inc.
  7.00%, due 5/1/14                1,500,000     1,447,500
Citigroup, Inc.
  8.50%, due 5/22/19                 200,000       236,105
Global Cash
  Acceptance/Global Cash
  Finance Corp.
  8.75%, due 3/15/12                 300,000       300,750


16    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Pinnacle Foods Finance
  LLC/Pinnacle Foods
  Finance Corp.
  9.25%, due 4/1/15         $        350,000  $    364,000
                                              ------------
                                                 3,565,544
                                              ------------

ELECTRIC 1.4%
Allegheny Energy Supply
  Co. LLC
  5.75%, due 10/15/19 (a)            305,000       302,559
Ameren Energy Generating
  Co.
  6.30%, due 4/1/20                  270,000       273,731
Edison Mission Energy
  7.00%, due 5/15/17                 600,000       437,250
V  Energy Future Holdings
  Corp.
  12.00%, due 11/1/17 (g)         11,115,000     8,058,375
Nevada Power Co.
  6.65%, due 4/1/36                  325,000       355,798
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, due 11/1/15                430,000       322,500
                                              ------------
                                                 9,750,213
                                              ------------

ENGINEERING & CONSTRUCTION 0.0%++
Esco Corp.
  8.625%, due 12/15/13 (a)           250,000       258,750
                                              ------------


ENTERTAINMENT 0.8%
Cinemark USA, Inc.
  8.625%, due 6/15/19                140,000       148,400
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14                  240,000       222,000
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13              1,370,000     1,233,000
  6.875%, due 2/15/15              3,300,000     2,607,000
Pinnacle Entertainment,
  Inc.
  8.625%, due 8/1/17 (a)             120,000       125,400
Pokagon Gaming Authority
  10.375%, due 6/15/14 (a)           373,000       391,650
Shingle Springs Tribal
  Gaming Authority
  9.375%, due 6/15/15 (a)            400,000       340,000
Tunica-Biloxi Gaming
  Authority
  9.00%, due 11/15/15 (a)            123,000       117,004
Warner Music Group
  7.375%, due 4/15/14                100,000        96,500
                                              ------------
                                                 5,280,954
                                              ------------

ENVIRONMENTAL CONTROLS 0.0%++
Waste Services, Inc.
  9.50%, due 4/15/14                 150,000       154,125
  9.50%, due 4/15/14 (a)             105,000       107,888
                                              ------------
                                                   262,013
                                              ------------

FINANCE--AUTO LOANS 0.0%++
Ford Motor Credit Co. LLC
  9.875%, due 8/10/11                200,000       211,648
                                              ------------


FOOD 0.2%
Smithfield Foods, Inc.
  7.75%, due 7/1/17                1,500,000     1,483,125
                                              ------------


FOREST PRODUCTS & PAPER 0.5%
Boise Cascade LLC
  7.125%, due 10/15/14             1,255,000     1,239,312
Boise Paper Holdings
  LLC/Boise Co-Issuer Co.
  8.00%, due 4/1/20 (a)            1,400,000     1,442,000
Cellu Tissue Holdings,
  Inc.
  11.50%, due 6/1/14                  70,000        78,225
Clearwater Paper Corp.
  10.625%, due 6/15/16 (a)           155,000       172,244
NewPage Corp.
  11.375%, due 12/31/14              300,000       308,250
                                              ------------
                                                 3,240,031
                                              ------------

HAND & MACHINE TOOLS 0.1%
Baldor Electric Co.
  8.625%, due 2/15/17                400,000       423,000
                                              ------------


HEALTH CARE--PRODUCTS 0.5%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15              3,355,000     3,543,719
                                              ------------


HEALTH CARE--SERVICES 0.1%
CIGNA Corp.
  8.50%, due 5/1/19                  270,000       332,017
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                300,000       315,000
                                              ------------
                                                   647,017
                                              ------------

HOME BUILDERS 1.5%
V  K Hovnanian
  Enterprises, Inc.
  10.625%, due 10/15/16            6,530,000     7,150,350
MDC Holdings, Inc.
  5.625%, due 2/1/20               2,750,000     2,652,793
Meritage Homes Corp.
  6.25%, due 3/15/15                 300,000       288,750
                                              ------------
                                                10,091,893
                                              ------------

HOME FURNISHING 0.0%++
ALH Finance LLC/ALH
  Finance Corp.
  8.50%, due 1/15/13                 200,000       201,500
                                              ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                   PRINCIPAL
                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

HOUSEHOLD PRODUCTS & WARES 0.1%
Yankee Acquisition Corp.
  8.50%, due 2/15/15        $        300,000  $    311,250
                                              ------------



INSURANCE 2.6%
Allstate Corp. (The)
  6.50%, due 5/15/57               3,790,000     3,638,400
American General Finance
  Corp.
  6.90%, due 12/15/17              1,965,000     1,649,792
Hartford Financial
  Services Group, Inc.
  (The)
  6.10%, due 10/1/41               4,100,000     3,763,886
Hartford Life, Inc.
  7.65%, due 6/15/27                 355,000       384,450
Liberty Mutual Group, Inc.
  7.80%, due 3/15/37 (a)           1,760,000     1,628,000
Pacific Life Insurance Co.
  7.90%, due 12/30/23 (a)          2,575,000     2,984,070
Progressive Corp. (The)
  6.70%, due 6/15/37               3,700,000     3,666,556
Teachers Insurance &
  Annuity Association of
  America
  6.85%, due 12/16/39 (a)            300,000       338,270
                                              ------------
                                                18,053,424
                                              ------------

LEISURE TIME 0.1%
Travelport LLC
  9.875%, due 9/1/14                 400,000       420,500
                                              ------------


LODGING 1.5%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14                  250,000       262,500
Harrah's Operating Co.,
  Inc.
  10.00%, due 12/15/18             1,800,000     1,557,000
  11.25%, due 6/1/17                 240,000       261,600
MGM Mirage, Inc.
V    7.50%, due 6/1/16             8,530,000     7,527,725
  10.375%, due 5/15/14 (a)            40,000        43,800
  11.125%, due 11/15/17
  (a)                                 80,000        90,900
Wynn Las Vegas LLC / Wynn
  Las Vegas Capital Corp.
  7.875%, due 11/1/17 (a)            240,000       244,800
                                              ------------
                                                 9,988,325
                                              ------------

MACHINERY--CONSTRUCTION & MINING 0.0%++
Terex Corp.
  8.00%, due 11/15/17                300,000       292,500
                                              ------------


MACHINERY--DIVERSIFIED 0.1%
CPM Holdings, Inc.
  10.625%, due 9/1/14 (a)            170,000       181,900
Manitowoc Co., Inc. (The)
  7.125%, due 11/1/13                240,000       240,000
                                              ------------
                                                   421,900
                                              ------------

MEDIA 1.9%
Cequel Communications
  Holdings/LLC and Cequel
  Capital Corp.
  8.625%, due 11/15/17 (a)         3,625,000     3,688,438
Clear Channel
  Communications, Inc.
  5.50%, due 12/15/16             10,610,000     5,941,600
  6.875%, due 6/15/18              2,490,000     1,319,700
Mediacom Broadband LLC
  8.50%, due 10/15/15                300,000       308,250
Morris Publishing Group
  LLC
  10.00%, due 9/1/14 (b)              25,720        24,241
NBC Universal, Inc.
  5.15%, due 4/30/20 (a)             160,000       161,867
Nielsen Finance
  LLC/Nielsen Finance Co.
  10.00%, due 8/1/14                 120,000       126,000
  11.50%, due 5/1/16                 215,000       244,025
Rainbow National Services
  LLC
  10.375%, due 9/1/14 (a)            130,000       136,500
Time Warner Cable, Inc.
  8.25%, due 2/14/14                 340,000       401,356
Time Warner, Inc.
  7.70%, due 5/1/32                  300,000       352,053
Univision Communications,
  Inc.
  12.00%, due 7/1/14 (a)             145,000       160,225
Ziff Davis Media, Inc.
  8.875%, due 7/15/11
  (b)(f)                              21,037         4,123
                                              ------------
                                                12,868,378
                                              ------------

MINING 0.2%
Century Aluminum Co.
  8.00%, due 5/15/14               1,313,000     1,296,588
                                              ------------


MISCELLANEOUS--MANUFACTURING 0.8%
Amsted Industries, Inc.
  8.125%, due 3/15/18 (a)          3,500,000     3,500,000
GE Capital Trust I
  6.375%, due 11/15/67             1,825,000     1,747,437
                                              ------------
                                                 5,247,437
                                              ------------

OFFICE & BUSINESS EQUIPMENT 0.1%
Xerox Corp.
  4.25%, due 2/15/15                 300,000       306,610
                                              ------------




18    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

OFFICE FURNISHINGS 0.0%++
Interface, Inc.
  11.375%, due 11/1/13      $        120,000  $    137,400
                                              ------------


OIL & GAS 1.5%
Concho Resources,
  Inc./Midland TX
  8.625%, due 10/1/17                160,000       170,800
Connacher Oil & Gas
  10.25%, due 12/15/15 (a)           200,000       206,000
  11.75%, due 7/15/14 (a)            105,000       115,500
Encore Acquisition Co.
  9.50%, due 5/1/16                  300,000       331,500
V  Linn Energy LLC
  8.625%, due 4/15/20 (a)          6,190,000     6,422,125
Pemex Project Funding
  Master Trust 6.625%, due
  6/15/35                            110,000       108,875
Pride International, Inc.
  8.50%, due 6/15/19               2,400,000     2,757,000
                                              ------------
                                                10,111,800
                                              ------------

OIL & GAS SERVICES 0.8%
Basic Energy Services,
  Inc.
  7.125%, due 4/15/16              3,500,000     3,106,250
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                200,000       204,500
Geokinetics Holdings USA,
  Inc.
  9.75%, due 12/15/14 (a)          2,600,000     2,470,000
                                              ------------
                                                 5,780,750
                                              ------------

PACKAGING & CONTAINERS 0.2%
Berry Plastics Corp.
  8.875%, due 9/15/14                400,000       393,000
Graphic Packaging
  International, Inc.
  9.50%, due 8/15/13                 200,000       205,500
Pregis Corp.
  12.375%, due 10/15/13              245,000       247,450
Solo Cup Co.
  10.50%, due 11/1/13                165,000       175,725
                                              ------------
                                                 1,021,675
                                              ------------

PIPELINES 0.3%
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18                  250,000       253,750
Dynegy Holdings, Inc.
  7.75%, due 6/1/19                  460,000       368,000
Enbridge Energy Partners,
  L.P.
  5.20%, due 3/15/20                 235,000       242,656
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  6.875%, due 11/1/14                150,000       147,375
  8.75%, due 4/15/18                 140,000       145,075
NGPL Pipeco LLC
  7.768%, due 12/15/37 (a)           370,000       439,029
ONEOK Partners, L.P.
  8.625%, due 3/1/19                 100,000       125,504
ONEOK, Inc.
  6.00%, due 6/15/35                 350,000       344,223
Williams Partners, L.P.
  3.80%, due 2/15/15 (a)             300,000       301,669
                                              ------------
                                                 2,367,281
                                              ------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
ProLogis
  7.375%, due 10/30/19               295,000       306,607
                                              ------------


RETAIL 0.2%
CVS Caremark Corp.
  5.789%, due 1/10/26
  (a)(f)                             284,854       282,855
Nebraska Book Co., Inc.
  10.00%, due 12/1/11                240,000       248,400
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (g)            429,967       440,716
Wal-Mart Stores, Inc.
  6.75%, due 10/15/23                314,000       376,400
                                              ------------
                                                 1,348,371
                                              ------------

SAVINGS & LOANS 0.0%++
Nalco Finance Holdings,
  Inc.
  9.00%, due 2/1/14                   72,000        74,160
                                              ------------


SOFTWARE 0.0%++
Vangent, Inc.
  9.625%, due 2/15/15                300,000       282,750
                                              ------------


STORAGE & WAREHOUSING 0.0%++
Mobile Mini, Inc.
  6.875%, due 5/1/15                 300,000       285,750
                                              ------------


TELECOMMUNICATIONS 1.5%
Cricket Communications,
  Inc.
  9.375%, due 11/1/14                300,000       310,125
V  Frontier Communications
  Corp.
  7.875%, due 1/15/27              3,335,000     3,118,225
  8.125%, due 10/1/18              5,875,000     6,021,875
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                 400,000       415,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                   PRINCIPAL
                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
Qwest Communications
  International, Inc.
  Series B
  7.50%, due 2/15/14        $        200,000  $    203,500
                                              ------------
                                                10,068,725
                                              ------------

TRANSPORTATION 0.6%
KAR Holdings, Inc.
  8.75%, due 5/1/14                4,005,000     4,110,131
                                              ------------
Total Corporate Bonds
  (Cost $156,509,943)                          165,175,579
                                              ------------


FOREIGN GOVERNMENT BONDS 1.0%
----------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.9%
V  Northern Rock Asset
  Management PLC
  9.375%, due 10/17/21       GBP   5,000,000     6,273,209
                                              ------------


FOREIGN SOVEREIGN 0.1%
Republic of Panama
  9.375%, due 4/1/29                 260,000       358,800
Republic of Venezuela
  6.00%, due 12/9/20                 309,000       193,125
                                              ------------
                                                   551,925
                                              ------------
Total Foreign Government
  Bonds
  (Cost $5,888,988)                              6,825,134
                                              ------------


LOAN ASSIGNMENTS & PARTICIPATIONS 0.9% (H)
----------------------------------------------------------


AEROSPACE & DEFENSE 0.9%
Hawker Beechcraft
  Acquisition Co. LLC
  LC Facility Deposits
  2.29%, due 3/26/14        $        392,010       335,169
  Term Loan
  2.28%, due 3/26/14               6,596,572     5,640,069
                                              ------------
                                                 5,975,238
                                              ------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13
  (b)(f)                              47,743         2,506
                                              ------------
Total Loan Assignments & Participations
  (Cost $5,946,611)                              5,977,744
                                              ------------


MORTGAGE--BACKED SECURITIES 1.7%
----------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.7%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  5.867%, due 4/10/49                400,000       391,390
Bayview Commercial Asset
  Trust Series 2006-4A,
  Class A1
  0.493%, due 12/25/36
  (a)(b)(d)                          350,288       256,839
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW12, Class
  AAB
  5.881%, due 9/11/38                250,000       270,964
  Series 2007-PW16, Class
  A4
  5.908%, due 6/11/40                400,000       407,309
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.298%, due 12/10/49               200,000       205,059
Citigroup/Deutsche Bank
  Commercial Mortgage
  Trust Series 2005-CD1,
  Class AM
  5.399%, due 7/15/44              1,000,000       972,572
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class
  AAB
  5.291%, due 12/10/46               500,000       529,275
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (a)           860,000       875,475
JP Morgan Chase Commercial
  Mortgage Securities
  Corp.
  Series 2004-C3, Class A5
  4.878%, due 1/15/42                510,000       528,598
  Series 2007-CB20, Class
  A3
  5.819%, due 2/12/51                500,000       517,980
  Series 2007-LD12, Class
  A3
  6.188%, due 2/15/51                500,000       513,495
LB-UBS Commercial Mortgage
  Trust
  Series 2006-C7, Class A3
  5.347%, due 11/15/38               500,000       501,976
  Series 2007-C6, Class
  AAB
  5.855%, due 7/15/40                500,000       519,543
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                500,000       509,995
Merrill Lynch/Countrywide
  Commercial Mortgage
  Trust Series 2007-8,
  Class A2
  6.118%, due 8/12/49                500,000       537,931


20    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                      AMOUNT         VALUE
MORTGAGE--BACKED SECURITIES (CONTINUED)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Morgan Stanley Capital I
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49       $        500,000  $    523,011
  Series 2006-HQ9, Class
  AM
  5.773%, due 7/12/44                500,000       478,437
Mortgage Equity Conversion Asset Trust
  Series 2007-FF2, Class A
  0.78%, due 2/25/42
  (a)(b)(d)(f)                       752,476       724,258
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (a)           280,000       295,286
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class
  AM
  5.339%, due 11/15/48               500,000       468,137
WaMu Mortgage Pass Through
  Certificates
  Series 2006-AR14, Class
  1A1
  5.586%, due 11/25/36             2,100,062     1,778,548
                                              ------------
Total Mortgage-Backed
  Securities
  (Cost $11,522,460)                            11,806,078
                                              ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 0.2%
----------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.1%
  6.50%, due 11/1/16                  40,301        43,553
  6.50%, due 2/1/27                      558           606
  6.50%, due 5/1/29                   39,811        43,831
  6.50%, due 6/1/29                   63,794        70,238
  6.50%, due 7/1/29                  108,569       119,534
  6.50%, due 8/1/29                   40,729        44,844
  6.50%, due 9/1/29                    4,678         5,150
  6.50%, due 10/1/29                     602           662
  6.50%, due 6/1/32                   27,977        30,767
  6.50%, due 1/1/37                   21,743        23,639
  7.00%, due 3/1/26                      410           460
  7.00%, due 9/1/26                   14,194        15,958
  7.00%, due 10/1/26                      21            22
  7.00%, due 7/1/30                    2,053         2,296
  7.00%, due 7/1/32                   56,287        62,955
  7.50%, due 1/1/16                    6,384         6,884
  7.50%, due 5/1/32                   42,159        48,031
  8.00%, due 11/1/12                   1,308         1,332
                                              ------------
                                                   520,762
                                              ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.0%++
  4.50%, due 7/1/20                   31,376        32,988
  4.50%, due 3/1/21                   48,702        51,206
  6.00%, due 4/1/19                    5,377         5,678
  7.00%, due 10/1/37                   7,723         8,539
  7.00%, due 11/1/37                  50,029        55,316
  7.50%, due 10/1/11                     455           476
  7.50%, due 10/1/15                  36,539        40,035
  8.00%, due 8/1/11                      224           234
  8.00%, due 10/1/11                   1,729         1,809
  8.00%, due 11/1/11                     606           634
                                              ------------
                                                   196,915
                                              ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.1%
  5.00%, due 12/15/37                 45,874        47,972
  5.50%, due 9/15/35                  85,336        91,125
  6.50%, due 4/15/29                     224           249
  6.50%, due 5/15/29                     488           540
  6.50%, due 8/15/29                      31            34
  6.50%, due 10/15/31                 11,098        12,268
  7.00%, due 7/15/11                     165           168
  7.00%, due 10/15/11                  9,392         9,557
  7.00%, due 9/15/23                   4,135         4,616
  7.00%, due 7/15/25                   2,278         2,549
  7.00%, due 12/15/25                  4,898         5,480
  7.00%, due 5/15/26                  10,157        11,375
  7.00%, due 11/15/27                 15,892        17,810
  7.00%, due 12/15/27                 83,196        93,238
  7.00%, due 6/15/28                   5,057         5,671
  7.50%, due 3/15/26                  10,073        11,357
  7.50%, due 6/15/26                     566           638
  7.50%, due 10/15/30                 30,889        34,917
  8.00%, due 8/15/26                   2,124         2,438
  8.00%, due 9/15/26                     167           192
  8.00%, due 10/15/26                 17,846        20,489
  8.50%, due 11/15/26                 25,001        29,021
                                              ------------
                                                   401,704
                                              ------------

UNITED STATES TREASURY BONDS 0.0%++
  4.375%, due 11/15/39               195,000       190,125
                                              ------------
Total U.S. Government &
  Federal Agencies
  (Cost $1,203,886)                              1,309,506
                                              ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                   PRINCIPAL
                                      AMOUNT         VALUE

YANKEE BONDS 2.3% (I)
----------------------------------------------------------

BANKS 0.1%
Lloyds TSB Bank PLC
  4.375%, due 1/12/15 (a)   $        500,000  $    496,503
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (a)            475,000       485,958
                                              ------------
                                                   982,461
                                              ------------

BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11
  (a)(b)(e)                          645,000        83,044
                                              ------------


CHEMICALS 0.1%
Ineos Group Holdings PLC
  8.50%, due 2/15/16 (a)             400,000       356,000
                                              ------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
Irish Life & Permanent
  Group Holdings PLC
  3.60%, due 1/14/13 (a)             400,000       403,166
                                              ------------


ENTERTAINMENT 0.1%
Great Canadian Gaming
  Corp.
  7.25%, due 2/15/15 (a)             400,000       396,500
                                              ------------


HOLDING COMPANY--DIVERSIFIED 0.0%++
Hutchison Whampoa
  International, Ltd.
  7.625%, due 4/9/19 (a)             215,000       253,010
                                              ------------


INSURANCE 0.1%
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (a)             340,000       342,394
                                              ------------


MEDIA 0.0%++
UPC Holding B.V.
  9.875%, due 4/15/18 (a)            240,000       253,200
                                              ------------


MINING 1.1%
Anglo American Capital PLC
  9.375%, due 4/8/19 (a)             250,000       325,617
V  Novelis, Inc.
  7.25%, due 2/15/15               7,115,000     7,008,275
                                              ------------
                                                 7,333,892
                                              ------------

MISCELLANEOUS--MANUFACTURING 0.6%
Bombardier, Inc.
  7.75%, due 3/15/20 (a)           3,500,000     3,718,750
Siemens
  Financieringsmaatschap-
  pij N.V.
  6.125%, due 8/17/26 (a)            300,000       325,067
                                              ------------
                                                 4,043,817
                                              ------------

OIL & GAS 0.1%
Gazprom International S.A.
  7.201%, due 2/1/20 (a)             360,706       380,094
OPTI Canada, Inc.
  8.25%, due 12/15/14                265,000       254,400
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (a)              115,000       109,250
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (a)             200,000       214,000
                                              ------------
                                                   957,744
                                              ------------
Total Yankee Bonds
  (Cost $15,183,523)                            15,405,228
                                              ------------
Total Long-Term Bonds
  (Cost $269,251,692)                          283,212,850
                                              ------------



                                      SHARES

COMMON STOCKS 47.4%
----------------------------------------------------------

AEROSPACE & DEFENSE 1.0%
BAE Systems PLC                      549,100     2,886,301
Meggitt PLC                          795,600     3,785,966
                                              ------------
                                                 6,672,267
                                              ------------

AGRICULTURE 4.0%
Altria Group, Inc.                   284,498     6,028,513
British American Tobacco
  PLC                                100,497     3,156,417
Imperial Tobacco Group PLC           193,850     5,533,398
Lorillard, Inc.                       68,590     5,375,398
Philip Morris
  International, Inc.                111,963     5,495,144
Reynolds American, Inc.               35,385     1,890,267
                                              ------------
                                                27,479,137
                                              ------------

APPAREL 0.4%
VF Corp.                              30,850     2,666,057
                                              ------------


AUTO MANUFACTURERS 0.2%
Ford Motor Co. (j)                   125,000     1,627,500
                                              ------------




22    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)

BANKS 0.6%
Banco Santander S.A.                 152,358  $  1,914,151
Westpac Banking Corp.                 90,156     2,240,624
                                              ------------
                                                 4,154,775
                                              ------------

BEVERAGES 2.1%
Coca-Cola Co. (The)                   30,060     1,606,707
Coca-Cola Enterprises,
  Inc.                                81,100     2,248,903
Diageo PLC, Sponsored ADR
  (k)                                 70,450     4,800,463
InBev N.V.                           119,147     5,797,369
                                              ------------
                                                14,453,442
                                              ------------

CHEMICALS 1.6%
Air Liquide S.A.                      35,350     4,090,678
BASF A.G.                             51,594     3,016,724
E.I. du Pont de Nemours &
  Co.                                 98,666     3,930,853
                                              ------------
                                                11,038,255
                                              ------------

COMMERCIAL SERVICES 0.2%
Automatic Data Processing,
  Inc.                                38,550     1,671,528
World Color Press, Inc.
  (j)                                     64           774
                                              ------------
                                                 1,672,302
                                              ------------

COMPUTERS 0.4%
Quanta Computer, Inc.              1,327,000     2,486,544
                                              ------------


DISTRIBUTION & WHOLESALE 0.5%
Genuine Parts Co.                     80,850     3,460,380
                                              ------------


DIVERSIFIED FINANCIAL SERVICES 1.7%
BGP Holdings PLC (b)(f)               20,068             3
CIT Group, Inc. (j)                   69,000     2,801,400
Citigroup, Inc. (j)                  410,000     1,791,700
Federated Investors, Inc.
  Class B                             55,289     1,333,570
NYSE Euronext                        102,100     3,331,523
Redecard S.A.                        138,400     2,285,103
                                              ------------
                                                11,543,299
                                              ------------

ELECTRIC 4.8%
Duke Energy Corp.                    210,622     3,534,237
Fortum Oyj                            64,350     1,667,250
National Grid PLC                    397,250     3,835,789
NSTAR                                 48,950     1,791,570
OGE Energy Corp.                      97,850     4,049,033
Progress Energy, Inc.                 40,434     1,614,125
SCANA Corp.                           40,408     1,594,904
Scottish & Southern Energy
  PLC                                169,650     2,798,744
Southern Co. (The)                    95,750     3,309,120
TECO Energy, Inc.                    202,900     3,435,097
Terna S.p.A.                         657,600     2,666,380
Westar Energy, Inc.                  107,962     2,557,620
                                              ------------
                                                32,853,869
                                              ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
Emerson Electric Co.                  67,023     3,500,611
                                              ------------


ENGINEERING & CONSTRUCTION 0.6%
Vinci S.A.                            70,745     3,962,093
                                              ------------



ENVIRONMENTAL CONTROLS 0.4%
Waste Management, Inc.                72,350     2,509,098
                                              ------------


FOOD 1.9%
H.J. Heinz Co.                        55,850     2,617,689
Kellogg Co.                           46,250     2,540,975
V  Nestle S.A. Registered            124,155     6,059,322
Orkla ASA                            192,550     1,623,054
                                              ------------
                                                12,841,040
                                              ------------

FOOD SERVICES 0.4%
Compass Group PLC                    362,450     2,958,444
                                              ------------


GAS 1.3%
Nicor, Inc.                           57,700     2,510,527
NiSource, Inc.                       177,091     2,886,583
Vectren Corp.                         60,900     1,523,109
WGL Holdings, Inc.                    62,200     2,223,028
                                              ------------
                                                 9,143,247
                                              ------------

HEALTH CARE--PRODUCTS 0.8%
Johnson & Johnson                     83,767     5,386,218
                                              ------------


HOUSEHOLD PRODUCTS & WARES 0.8%
Kimberly-Clark Corp.                  66,995     4,104,114
Tupperware Brands Corp.               34,850     1,779,789
                                              ------------
                                                 5,883,903
                                              ------------

INSURANCE 1.9%
Arthur J. Gallagher & Co.            202,150     5,310,481
MetLife, Inc.                         42,300     1,928,034
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered                          16,200     2,289,440
SCOR SE                               87,500     2,061,648
Travelers Cos., Inc. (The)            31,600     1,603,384
                                              ------------
                                                13,192,987
                                              ------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(f)(j)                       4,340            43
                                              ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)

MEDIA 1.5%
Dex One Corp. (j)                      2,323  $     70,410
Pearson PLC                          270,450     4,341,695
Shaw Communications, Inc.            159,500     2,997,495
Vivendi S.A.                          99,729     2,624,830
                                              ------------
                                                10,034,430
                                              ------------

METAL FABRICATE & HARDWARE 0.5%
Assa Abloy AB                        137,750     3,203,888
                                              ------------


MINING 0.3%
BHP Billiton, Ltd.,
  Sponsored ADR (k)                   25,000     1,819,750
                                              ------------



MISCELLANEOUS--MANUFACTURING 0.4%
Honeywell International,
  Inc.                                64,350     3,054,695
                                              ------------



OFFICE EQUIPMENT/SUPPLIES 0.6%
Pitney Bowes, Inc.                   175,127     4,448,226
                                              ------------


OIL & GAS 2.9%
Canadian Oil Sands Trust             146,800     4,443,887
Chevron Corp.                         30,024     2,445,154
Diamond Offshore Drilling,
  Inc.                                40,950     3,239,145
ExxonMobil Corp.                      21,255     1,442,152
Royal Dutch Shell PLC
  Class A, ADR (k)                    67,800     4,254,450
StatoilHydro A.S.A.,
  Sponsored ADR (k)                   67,250     1,625,432
Total S.A.                            50,518     2,737,417
                                              ------------
                                                20,187,637
                                              ------------

PACKAGING & CONTAINERS 0.3%
Bemis Co., Inc.                       58,750     1,786,588
                                              ------------


PHARMACEUTICALS 2.5%
Abbott Laboratories                   44,400     2,271,504
AstraZeneca PLC, Sponsored
  ADR (k)                            100,000     4,423,000
Bristol-Myers Squibb Co.             163,785     4,142,123
Merck & Co., Inc.                    105,559     3,698,787
Roche Holding A.G.,
  Genusscheine                        18,900     2,984,935
                                              ------------
                                                17,520,349
                                              ------------

PIPELINES 1.6%
Kinder Morgan Energy
  Partners, L.P.                      56,650     3,823,309
ONEOK, Inc.                           70,450     3,461,913
Spectra Energy Corp.                 159,550     3,723,897
                                              ------------
                                                11,009,119
                                              ------------

RETAIL 0.8%
McDonald's Corp.                      27,142     1,915,954
Next PLC                              98,650     3,460,830
                                              ------------
                                                 5,376,784
                                              ------------

SAVINGS & LOANS 0.5%
First Niagara Financial
  Group, Inc.                        116,450     1,618,655
Hudson City Bancorp, Inc.            117,550     1,563,415
                                              ------------
                                                 3,182,070
                                              ------------

SEMICONDUCTORS 1.1%
Microchip Technology, Inc.           149,450     4,365,434
Taiwan Semiconductor
  Manufacturing Co,
  Ltd., Sponsored ADR (k)            307,950     3,261,191
                                              ------------
                                                 7,626,625
                                              ------------

SOFTWARE 0.8%
Microsoft Corp.                       90,923     2,776,788
Oracle Corp.                          97,053     2,507,850
                                              ------------
                                                 5,284,638
                                              ------------

TELECOMMUNICATIONS 6.5%
AT&T, Inc.                           175,777     4,580,749
BCE, Inc.                            196,250     5,896,387
CenturyTel, Inc.                     168,701     5,754,391
France Telecom S.A.                  178,690     3,916,939
Mobistar S.A.                         32,700     2,001,552
Philippine Long Distance
  Telephone Co., Sponsored
  ADR (k)                             31,100     1,749,064
Rogers Communications,
  Inc. Class B                        47,550     1,695,005
Swisscom A.G.                         13,050     4,423,906
Telefonica S.A.                      176,275     3,958,573
Verizon Communications,
  Inc.                               158,224     4,571,092
Vodafone Group PLC                 2,096,677     4,660,923
Windstream Corp.                     155,026     1,713,037
                                              ------------
                                                44,921,618
                                              ------------

TRANSPORTATION 0.5%
FirstGroup PLC                       372,000     2,170,312
Toll Holdings, Ltd.                  193,850     1,266,830
                                              ------------
                                                 3,437,142
                                              ------------

WATER 0.5%
United Utilities Group PLC           431,300     3,538,459
                                              ------------
Total Common Stocks
  (Cost $307,342,383)                          325,917,529
                                              ------------


CONVERTIBLE PREFERRED STOCKS 1.4%
----------------------------------------------------------

AUTO MANUFACTURERS 0.6%
Ford Motor Co. Capital
  Trust II
  6.50%                               86,000     4,205,400
                                              ------------


BANKS 0.0%++
GMAC, Inc.
  7.00% (a)                               40        33,974
                                              ------------




24    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES 0.3%
Citigroup, Inc.
  7.50%                               14,100  $  1,858,662
                                              ------------


INSURANCE 0.5%
Hartford Financial
  Services Group, Inc.
  7.25%                               75,400     2,000,362
MetLife, Inc.
  6.50%                               72,800     1,763,944
                                              ------------
                                                 3,764,306
                                              ------------
Total Convertible
  Preferred Stocks
  (Cost $9,534,427)                              9,862,342
                                              ------------


PREFERRED STOCK 0.0%++
----------------------------------------------------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(e)(f)                        52             1
                                              ------------
Total Preferred Stock
  (Cost $0)                                              1
                                              ------------


                                   NUMBER OF
                                    WARRANTS

WARRANTS 0.0%++
----------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/14/20 (j)                     36           189
  Strike Price $16.30
  Expires 7/14/20 (j)                     36           100
                                              ------------
                                                       289
                                              ------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires (b)(f)(j)                    6,759            67
                                              ------------
Total Warrants
  (Cost $20)                                           356
                                              ------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

SHORT-TERM INVESTMENT 7.7%
----------------------------------------------------------

REPURCHASE AGREEMENT 7.7%
State Street Bank and
  Trust Co. 0.01%, dated
  4/30/10
  due 5/3/10
  Proceeds at Maturity
  $5,3184,274
  (Collateralized by
  United States Treasury
  Bills with a rate of
  0.135% and maturity date
  of 5/27/10 with a
  Principal Amount of
  $54,260,000 and a Market
  Value of $54,254,574)     $     53,184,230  $ 53,184,230
                                              ------------
Total Short-Term
  Investment
  (Cost $53,184,230)                            53,184,230
                                              ------------
Total Investments
  (Cost $639,312,752) (n)               97.8%  672,177,308
Other Assets, Less
  Liabilities                            2.2    14,971,506
                            ----------------  ------------

Net Assets                             100.0% $687,148,814
                            ================  ============





                           CONTRACTS        UNREALIZED
                                LONG  APPRECIATION (M)
FUTURES CONTRACTS 0.9%
------------------------------------------------------

Standard & Poor's 500
  Index
  Mini June 2010 (l)           2,340        $6,007,214
                                            ----------
Total Futures Contracts
  Long
  (Settlement Value
  $138,457,800)                             $6,007,214
                                            ==========




+++   On a daily basis New York Life
      Investments confirms that the value of
      the Fund's liquid assets (liquid
      portfolio securities and cash) is
      sufficient to cover its potential senior securities (e.g., futures, swaps, options)
 (a)  May be sold to institutional investors
      only under Rule 144A or securities
      offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
(b) Illiquid security. The total market value of these securities at April 30, 2010 is $1,170,070, which represents 0.2% of the Fund's net assets.
(c)   Subprime mortgage investment and other
      asset-backed securities. The total market value of the securities at April 30, 2010 is $1,389,107, which represents 0.2% of the Fund's net assets.
(d) Floating rate--Rate shown is the rate in effect at April 30, 2010.
(e)   Issue in default.
(f)   Fair valued security. The total market
      value of these securities at April 30,
      2010 is $1,019,576, which represents 0.2%
      of the Fund's net assets.
(g)   PIK ("Payment in Kind")--interest or
      dividend payment is made with additional securities.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

(h)   Floating Rate Loan--generally pays
      interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2010. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(i)   Yankee Bond--dollar-denominated bond
      issued in the United States by a foreign bank or corporation.
(j)   Non-income producing security.
(k)   ADR--American Depositary Receipt.
(l) At April 30, 2010, cash in the amount of $10,530,000 is segregated as collateral for futures contracts with the broker.
(m)   Represents the difference between the
      value of the contracts at the time they
      were opened and the value at April 30,
      2010.
(n)   At April 30, 2010, cost is $640,615,704
      for federal income tax purposes and net
      unrealized appreciation is as follows:




Gross unrealized appreciation      $ 43,412,261
Gross unrealized depreciation       (11,850,657)
                                   ------------
Net unrealized appreciation        $ 31,561,604
                                   ============



The following abbreviations are used in the above portfolio:

E--Euro

GBP--British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                     $         --  $ 17,043,069    $       --  $ 17,043,069
  Convertible Bonds                                     --    59,670,512            --    59,670,512
  Corporate Bonds (b)                                   --   164,882,881       292,698   165,175,579
  Foreign Government Bonds                              --     6,825,134            --     6,825,134
  Loan Assignments & Participations (c)                 --     5,975,238         2,506     5,977,744
  Mortgage-Backed Securities (d)                        --    11,081,820       724,258    11,806,078
  U.S. Government & Federal Agencies                    --     1,309,506            --     1,309,506
  Yankee Bonds                                          --    15,405,228            --    15,405,228
                                              ------------  ------------    ----------  ------------
Total Long-Term Bonds                                   --   282,193,388     1,019,462   283,212,850
                                              ------------  ------------    ----------  ------------
Common Stocks (e)(f)                           270,380,595    55,536,888            46   325,917,529
Convertible Preferred Stocks                     9,862,342            --            --     9,862,342
Preferred Stocks (g)                                    --            --             1             1
Warrants (h)                                           289            --            67           356
Short-Term Investment
  Repurchase Agreement                                  --    53,184,230            --    53,184,230
                                              ------------  ------------    ----------  ------------
Total Investments in Securities                280,243,226   390,914,506     1,019,576   672,177,308
                                              ------------  ------------    ----------  ------------
Other Financial Instruments
Foreign Currency Forward Contracts (i)                  --       459,457            --       459,457
Futures Contracts Long (j)                       6,007,214            --            --     6,007,214
                                              ------------  ------------    ----------  ------------
Total Investments in Securities and Other
  Financial Instruments                       $286,250,440  $391,373,963    $1,019,576  $678,643,979
                                              ============  ============    ==========  ============



(a) For detailed industry descriptions, see the Portfolio of Investments.
(b) The level 3 securities valued at $5,720, $4,123 and $282,855 are held in Commercial Services, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.
(c) The level 3 security valued at $2,506 is held in Machinery within the Loan Assignment & Participation section of the Portfolio of Investments.
(d) The level 3 security valued at $724,258 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.
(e) The level 3 securities valued at $3 and $43 are held in Diversified Financial Services and Machinery respectively, within the Common Stocks section of the Portfolio of Investments.
(f) Level 2 assets represent the following international equities: British American Tobacco PLC, British American Tobacco PLC, BASF A.G., France Telecom S.A., Mobistar S.A., Muenchener Rueckversicherungs-Gesellschaft A.G. Registered, Nestle S.A. Registered, Next PLC, Quanta Computer, Inc., Roche Holding A.G., Scottish & Southern Energy PLC, Telefonica S.A., Toll Holdings, Ltd., Total S.A., Vinci S.A., Vivendi S.A., Vodafone Group PLC and Westpac Banking Corp.
(g) The level 3 security valued at $1 is held in Machinery within the Preferred Stock section of the Portfolio of Investments.


26    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

(h) The level 3 security valued at $67 is held in Media within the Warrants section of the Portfolio of Investments.
(i) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)
(j) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

LIABILITY VALUATION INPUTS

                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE  SIGNIFICANT
                                                  MARKETS FOR        OTHER   SIGNIFICANT
                                                    IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                       ASSETS       INPUTS        INPUTS
 DESCRIPTION                                        (LEVEL 1)    (LEVEL 2)     (LEVEL 3)     TOTAL
Other Financial Instruments
  Foreign Currency Forward Contracts (a)             $     --     $(44,655)     $     --  $(44,655)
                                                     --------     --------      --------  --------
Total Other Financial Instruments                         $--     $(44,655)          $--  $(44,655)
                                                     ========     ========      ========  ========




(a) The value listed for these securities represents unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

As of the six-month period ending April 30, 2010, securities with a total value of $110,121,426 transferred from Level 1 to Level 2 due to certain international equities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. Fair values for these instruments at the reporting date are based on quoted market prices or binding dealer price quotations

The Fund recognize transfers between the levels as of the beginning of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

ASSET VALUATION INPUTS

                                    BALANCE
                                      AS OF     ACCRUED  REALIZED
 INVESTMENTS                    OCTOBER 31,   DISCOUNTS      GAIN
 IN SECURITIES                         2009  (PREMIUMS)    (LOSS)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                $  567,175     $   (92) $   (370)
  Corporate Bonds
     Commercial Services              5,720          --        --
     Media                            4,881          39        --
     Retail                         280,885         384      (119)
  Loan Assignments &
     Participations
     Machinery                       19,566      (8,018)  (32,616)
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)        716,447          --        --
  Common Stocks
     Diversified Financial
       Services                           3          --        --
     Machinery                           43          --
  Preferred Stocks
     Machinery                            1          --        --
  Warrants
     Airlines                            13          --        --
     Media                               --          --        --
                                 ----------     -------  --------
Total                            $1,594,734     $(7,687) $(33,105)
                                 ==========     =======  ========

                                                                                                             CHANGE IN
                                                                                                            UNREALIZED
                                                                                                          APPRECIATION
                                                                                                        (DEPRECIATION)
                                                                                                                  FROM
                                     CHANGE IN                              NET        NET     BALANCE     INVESTMENTS
                                    UNREALIZED                        TRANSFERS  TRANSFERS       AS OF   STILL HELD AT
 INVESTMENTS                      APPRECIATION        NET        NET      IN TO     OUT OF   APRIL 30,       APRIL 30,
 IN SECURITIES                  (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3        2010        2010 (A)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                      $ 8,743     $   --  $(575,456)  $     --        $--  $       --        $    335
  Corporate Bonds
     Commercial Services                    --         --         --         --         --       5,720              --
     Media                              (1,248)       452         --         --         --       4,123
     Retail                              7,360         --     (5,656)        --         --     282,855           5,379
  Loan Assignments &
     Participations
     Machinery                          43,890      1,464    (21,780)                   --       2,506         162,551
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)            21,589         --    (13,778)        --         --     724,258          27,122
  Common Stocks
     Diversified Financial
       Services                             --         --         --         --         --           3              --
     Machinery                              --         --         --         --         --          43              --
  Preferred Stocks
     Machinery                              --         --         --         --         --           1              --
  Warrants
     Airlines                               --         --        (13)        --         --          --              --
     Media                                  47         20         --         --         --          67              47
                                       -------     ------  ---------   --------        ---  ----------        --------
Total                                  $80,381     $1,936  $(616,683)       $--        $--  $1,019,576        $195,434
                                       =======     ======  =========   ========        ===  ==========        ========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $639,312,752)     $672,177,308
Cash collateral on deposit at
  broker                               10,530,000
Cash denominated in foreign
  currencies (identified cost
  $494,589)                               495,795
Unrealized appreciation on unfunded
  commitments                              15,839
Receivables:
  Dividends and interest                7,078,009
  Investment securities sold            6,626,856
  Fund shares sold                         75,109
Other assets                               58,865
Unrealized appreciation on foreign
  currency forward contracts              459,457
                                     ------------
     Total assets                     697,517,238
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       5,158,503
  Variation margin on futures
     contracts                          2,562,300
  Fund shares redeemed                  1,560,089
  Manager (See Note 3)                    367,938
  Transfer agent (See Note 3)             336,186
  NYLIFE Distributors (See Note 3)        158,600
  Shareholder communication                91,975
  Professional fees                        63,619
  Trustees                                  2,868
  Custodian                                 2,406
Accrued expenses                           19,285
Unrealized depreciation on foreign
  currency forward contracts               44,655
                                     ------------
     Total liabilities                 10,368,424
                                     ------------
Net assets                           $687,148,814
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    446,392
Additional paid-in capital            742,862,844
                                     ------------
                                      743,309,236
Accumulated undistributed net
  investment income                     3,223,427
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (98,697,302)
Net unrealized appreciation on
  investments and futures contracts    38,871,770
Net unrealized appreciation on
  unfunded commitments                     15,839
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               425,844
                                     ------------
Net assets                           $687,148,814
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $172,052,598
                                     ============
Shares of beneficial interest
  outstanding                          11,198,698
                                     ============
Net asset value per share
  outstanding                        $      15.36
Maximum sales charge (5.50% of
  offering price)                            0.89
                                     ------------
Maximum offering price per share
  outstanding                        $      16.25
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $240,413,534
                                     ============
Shares of beneficial interest
  outstanding                          15,651,090
                                     ============
Net asset value per share
  outstanding                        $      15.36
Maximum sales charge (5.50% of
  offering price)                            0.89
                                     ------------
Maximum offering price per share
  outstanding                        $      16.25
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 78,237,686
                                     ============
Shares of beneficial interest
  outstanding                           5,074,783
                                     ============
Net asset value and offering price
  per share outstanding              $      15.42
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 10,214,321
                                     ============
Shares of beneficial interest
  outstanding                             663,385
                                     ============
Net asset value and offering price
  per share outstanding              $      15.40
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $186,230,675
                                     ============
Shares of beneficial interest
  outstanding                          12,051,274
                                     ============
Net asset value and offering price
  per share outstanding              $      15.45
                                     ============





28    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 8,793,008
  Interest                              8,673,408
                                      -----------
     Total income                      17,466,416
                                      -----------
EXPENSES:
  Manager (See Note 3)                  2,194,118
  Transfer agent (See Note 3)             987,103
  Distribution/Service--Investor
     Class (See Note 3)                   208,614
  Distribution/Service--Class A (See
     Note 3)                              289,056
  Distribution/Service--Class B (See
     Note 3)                              394,203
  Distribution/Service--Class C (See
     Note 3)                               49,564
  Shareholder communication                78,024
  Professional fees                        69,325
  Custodian                                61,660
  Registration                             42,209
  Trustees                                 12,162
  Miscellaneous                            14,233
                                      -----------
     Total expenses                     4,400,271
                                      -----------
Net investment income                  13,066,145
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                17,289,234
  Futures transactions                  6,132,899
  Foreign currency transactions         7,711,945
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                31,134,078
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                       27,223,396
  Futures contracts                     7,372,394
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                    418,512
                                      -----------
Net change in unrealized
  appreciation on investments,
  futures contracts and foreign
  currency transactions                35,014,302
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    66,148,380
                                      -----------
Net increase in net assets resulting
  from operations                     $79,214,525
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $395,652.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $ 13,066,145  $  9,023,377
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions         31,134,078   (48,303,798)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency transactions         35,014,302    85,466,565
                              --------------------------
 Net increase in net assets
  resulting from operations     79,214,525    46,186,144
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class              (2,247,256)   (3,762,283)
    Class A                     (3,539,207)   (5,225,038)
    Class B                       (747,891)   (1,232,591)
    Class C                        (96,141)      (31,920)
    Class I                     (3,254,084)       (1,543)
                              --------------------------
 Total dividends to
  shareholders                  (9,884,579)  (10,253,375)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        23,803,416    14,666,352
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Income Manager
  Fund (See Note 11)                    --   266,679,188
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      9,626,636     9,981,914
 Cost of shares redeemed       (78,780,785)  (64,466,172)
                              --------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions              (45,350,733)  226,861,282
                              --------------------------
    Net increase in net
     assets                     23,979,213   262,794,051
NET ASSETS:
Beginning of period            663,169,601   400,375,550
                              --------------------------
End of period                 $687,148,814  $663,169,601
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $  3,223,427  $     41,861
                              ==========================





30    MainStay Income Builder Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INVESTOR CLASS
                                  -------------------------------------------
                                                                 FEBRUARY 28,
                                  SIX MONTHS                        2008**
                                     ENDED        YEAR ENDED        THROUGH
                                   APRIL 30,     OCTOBER 31,      OCTOBER 31,

                                  -------------------------------------------
                                     2010*           2009            2008
Net asset value at beginning
  of period                        $  13.89        $  12.58        $  16.50
                                   --------        --------        --------
Net investment income                  0.27 (a)        0.30 (a)        0.19 (a)
Net realized and unrealized
  gain (loss) on investments           1.16            1.36           (3.89)
Net realized and unrealized
  gain on foreign currency
  transactions                         0.16            0.00 ++         0.01
                                   --------        --------        --------
Total from investment
  operations                           1.59            1.66           (3.69)
                                   --------        --------        --------
Less dividends and
  distributions:
  From net investment income          (0.12)          (0.35)          (0.23)
  From net realized gain on
     investments                         --              --              --
                                   --------        --------        --------
Total dividends and
  distributions                       (0.12)          (0.35)          (0.23)
                                   --------        --------        --------
Net asset value at end of
  period                           $  15.36        $  13.89        $  12.58
                                   ========        ========        ========
Total investment return (c)           11.97%(f)       13.57%         (22.65%)(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                3.64%++         2.40%           1.84% ++
  Net expenses                         1.49%++         1.40%           1.29% ++
  Expenses (before
     waiver/reimbursement)             1.49%++         1.72%           1.50% ++
Portfolio turnover rate                  52%            182%(g)         101% (g)
Net assets at end of period
  (in 000's)                       $172,053        $161,824        $136,858




                                                                    CLASS B
                               --------------------------------------------------------------------------------
                               SIX MONTHS
                                  ENDED
                                APRIL 30,                          YEAR ENDED OCTOBER 31,

                               --------------------------------------------------------------------------------
                                  2010*        2009       2008             2007              2006        2005
Net asset value at beginning
  of period                      $ 13.93     $ 12.61    $ 20.15          $  19.86          $  18.95    $  17.98
                                 -------     -------    -------          --------          --------    --------
Net investment income               0.21 (a)    0.21 (a)   0.18 (a)          0.21 (a)          0.11 (a)    0.07 (b)
Net realized and unrealized
  gain (loss) on investments        1.20        1.35      (5.28)             1.89              1.69 (e)    1.29
Net realized and unrealized
  gain on foreign currency
  transactions                      0.17        0.00 ++    0.01                --                --          --
                                 -------     -------    -------          --------          --------    --------
Total from investment
  operations                        1.58        1.56      (5.09)             2.10              1.80        1.36
                                 -------     -------    -------          --------          --------    --------
Less dividends and
  distributions:
  From net investment income       (0.09)      (0.24)     (0.18)            (0.21)            (0.12)      (0.06)
  From net realized gain on
     investments                      --          --      (2.27)            (1.60)            (0.77)      (0.33)
                                 -------     -------    -------          --------          --------    --------
Total dividends and
  distributions                    (0.09)      (0.24)     (2.45)            (1.81)            (0.89)      (0.39)
                                 -------     -------    -------          --------          --------    --------
Net asset value at end of
  period                         $ 15.42     $ 13.93    $ 12.61          $  20.15          $  19.86    $  18.95
                                 =======     =======    =======          ========          ========    ========
Total investment return (c)        11.60%(f)   12.77%    (28.53%)           11.37%             9.74%(d)(e) 7.66%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             2.87%++     1.65%      1.12%             1.06%             0.55%       0.35%(b)
  Net expenses                      2.24%++     2.14%      1.99%             1.94%             1.94%       1.94%
  Expenses (before
     waiver/reimbursement)          2.24%++     2.47%      2.15%             2.02%             2.09%(d)    2.06%
Portfolio turnover rate               52%        182%(g)    101% (g)           68%               70%(g)      77%(g)
Net assets at end of period
  (in 000's)                     $78,238     $79,742    $76,420          $156,346          $202,149    $665,908




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 per share and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft
     Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     86%, 55% and 38% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





32    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      CLASS A
            ------------------------------------------------------------------------------------------

            SIX MONTHS
               ENDED
             APRIL 30,                               YEAR ENDED OCTOBER 31,

            ------------------------------------------------------------------------------------------
               2010*              2009               2008          2007          2006          2005
             $  13.88           $  12.57           $  20.10      $  19.82      $  18.92       $ 17.96
             --------           --------           --------      --------      --------       -------
                 0.29 (a)           0.33 (a)           0.32 (a)      0.35 (a)      0.27 (a)      0.21 (b)
                 1.16               1.36              (5.27)         1.88          1.67 (e)      1.29

                 0.16               0.00 ++            0.01            --            --            --
             --------           --------           --------      --------      --------       -------
                 1.61               1.69              (4.94)         2.23          1.94          1.50
             --------           --------           --------      --------      --------       -------

                (0.13)             (0.38)             (0.32)        (0.35)        (0.27)        (0.21)
                   --                 --              (2.27)        (1.60)        (0.77)        (0.33)
             --------           --------           --------      --------      --------       -------
                (0.13)             (0.38)             (2.59)        (1.95)        (1.04)        (0.54)
             --------           --------           --------      --------      --------       -------
             $  15.36           $  13.88           $  12.57      $  20.10      $  19.82       $ 18.92
             ========           ========           ========      ========      ========       =======
                12.18%(f)          13.82%            (27.88%)       12.18%        10.53%(d)(e)   8.43%

                 4.00%++            2.60%              1.93%         1.81%         1.42%         1.10%(b)
                 1.13%++            1.20%              1.18%         1.19%         1.19%         1.19%
                 1.13%++            1.23%              1.26%         1.27%         1.34%(d)      1.31%
                   52%               182%(g)            101% (g)       68%           70%(g)        77%(g)
             $240,414           $222,648           $185,491      $518,547      $502,340       $98,180




                                                      CLASS C
            ------------------------------------------------------------------------------------------
            SIX MONTHS
               ENDED
             APRIL 30,                               YEAR ENDED OCTOBER 31,

            ------------------------------------------------------------------------------------------
               2010*              2009               2008          2007          2006          2005
              $ 13.92            $12.59             $ 20.12       $19.84        $18.94        $17.98
              -------            ------             -------       ------        ------        ------
                 0.21 (a)          0.22 (a)            0.18 (a)     0.21 (a)      0.12 (a)      0.07 (b)
                 1.19              1.35               (5.27)        1.88          1.67 (e)      1.28

                 0.17              0.00 ++             0.01           --            --            --
              -------            ------             -------       ------        ------        ------
                 1.57              1.57               (5.08)        2.09          1.79          1.35
              -------            ------             -------       ------        ------        ------

                (0.09)            (0.24)              (0.18)       (0.21)        (0.12)        (0.06)
                   --                --               (2.27)       (1.60)        (0.77)        (0.33)
              -------            ------             -------       ------        ------        ------
                (0.09)            (0.24)              (2.45)       (1.81)        (0.89)        (0.39)
              -------            ------             -------       ------        ------        ------
              $ 15.40            $13.92             $ 12.59       $20.12        $19.84        $18.94
              =======            ======             =======       ======        ======        ======
                11.61%(f)         12.69%             (28.47%)      11.33%         9.69%(d)(e)   7.60%

                 2.89%++           1.67%               1.12%        1.06%         0.62%         0.35%(b)
                 2.24%++           2.17%               1.99%        1.94%         1.94%         1.94%
                 2.24%++           2.47%               2.15%        2.02%         2.09%(d)      2.06%
                   52%              182%(g)             101% (g)      68%           70%(g)        77%(g)
              $10,214            $9,622             $ 1,563       $2,980        $3,175        $3,854




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                  CLASS I
                                   --------------------------------------------------------------------
                                   SIX MONTHS
                                      ENDED
                                    APRIL 30,                     YEAR ENDED OCTOBER 31,

                                   --------------------------------------------------------------------
                                      2010*         2009         2008       2007       2006       2005
Net asset value at beginning
  of period                         $  13.97      $  12.65     $ 20.25     $19.90     $18.98     $17.92
                                    --------      --------     -------     ------     ------     ------
Net investment income                   0.31 (a)      0.77 (a)    0.37 (a)   0.44 (a)   0.36 (a)   0.26 (b)
Net realized and unrealized
  gain (loss) on investments            1.15          0.97       (5.33)      1.93       1.69 (e)   1.42
Net realized and unrealized
  gain on foreign currency
  transactions                          0.16          0.00 ++     0.01         --         --         --
                                    --------      --------     -------     ------     ------     ------
Total from investment
  operations                            1.62          1.74       (4.95)      2.37       2.05       1.68
                                    --------      --------     -------     ------     ------     ------
Less dividends and
  distributions:
  From net investment income           (0.14)        (0.42)      (0.38)     (0.42)     (0.36)     (0.29)
  From net realized gain on
     investments                          --            --       (2.27)     (1.60)     (0.77)     (0.33)
                                    --------      --------     -------     ------     ------     ------
Total dividends and
  distributions                        (0.14)        (0.42)      (2.65)     (2.02)     (1.13)     (0.62)
                                    --------      --------     -------     ------     ------     ------
Net asset value at end of
  period                            $  15.45      $  13.97     $ 12.65     $20.25     $19.90     $18.98
                                    ========      ========     =======     ======     ======     ======
Total investment return (c)            12.31%(f)     14.14%     (27.60%)    12.65%     11.11%(d)(e)9.51%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 4.22%++       3.74%       2.31%      2.23%      1.86%      1.43%(b)
  Net expenses                          0.88%++       0.97%       0.79%      0.81%      0.74%      0.86%
  Expenses (before
     waiver/reimbursement)              0.88%++       0.97%       0.97%      0.93%      0.89%(d)   0.98%
Portfolio turnover rate                   52%          182%(g)     101% (g)    68%        70%(g)     77%(g)
Net assets at end of period
  (in 000's)                        $186,231      $189,333     $    43     $   29     $   13     $    7




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 per share and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft
     Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     86%, 55% and 38% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





34    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Builder Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be

                                                   mainstayinvestments.com    35
open. At April 30, 2010, the Fund held securities with a value of $1,019,576 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.



36    MainStay Income Builder Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk and interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.


                                                   mainstayinvestments.com    37

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the six-month period ended April 30, 2010.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 6.)

(J) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.



38    MainStay Income Builder Fund

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date.

When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of

                                                   mainstayinvestments.com    39
rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(P) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's NAV could go down and you could lose money.

(Q) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

ASSET DERIVATIVES

                                 STATEMENT OF      FOREIGN
                                    ASSETS AND     EXCHANGE      EQUITY       INTEREST
                                   LIABILITIES    CONTRACTS    CONTRACTS          RATE
                                      LOCATION         RISK         RISK          RISK         TOTAL
Warrants                         Investment in
                          securities, at value     $     --         $356    $       --    $      356
Futures Contracts                          Net
                            Assets--Unrealized
                                  appreciation
                             (depreciation) on
                               investments and
                             futures contracts
                                           (a)           --           --     6,007,214     6,007,214
Forward Contracts                   Unrealized
                               appreciation on
                              foreign currency
                             forward contracts      459,457           --            --       459,457
                                                  --------------------------------------------------
Total Fair Value                                   $459,457         $356    $6,007,214    $6,467,027
                                                  ==================================================






40    MainStay Income Builder Fund

LIABILITY DERIVATIVES

                                STATEMENT OF      FOREIGN
                                  ASSETS  AND     EXCHANGE      EQUITY      INTEREST
                                  LIABILITIES    CONTRACTS    CONTRACTS         RATE
                                     LOCATION         RISK         RISK         RISK         TOTAL
Forward Contracts                  Unrealized
                              depreciation on
                             foreign currency
                            forward contracts     $(44,655)         $--          $--      $(44,655)
                                                 -------------------------------------------------
Total Fair Value                                  $(44,655)         $--          $--      $(44,655)
                                                 =================================================



(a) Includes cumulative appreciation (depreciation) of futures contracts is reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                                                   FOREIGN
                                STATEMENT OF       EXCHANGE      EQUITY       INTEREST
                                   OPERATIONS     CONTRACTS    CONTRACTS          RATE
                                     LOCATION          RISK         RISK          RISK          TOTAL
Futures Contracts        Net realized gain on
                         futures transactions    $       --          $--    $6,132,899    $ 6,132,899
Forward Contracts        Net realized gain on
                             foreign currency
                                 transactions     7,711,945           --            --      7,711,945
                                                 ----------------------------------------------------
Total Realized Gain
  (Loss)                                         $7,711,945          $--    $6,132,899    $13,844,844
                                                 ====================================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                  FOREIGN
                                STATEMENT OF      EXCHANGE      EQUITY       INTEREST
                                   OPERATIONS    CONTRACTS    CONTRACTS          RATE
                                     LOCATION         RISK         RISK          RISK          TOTAL
Warrants                        Net change in
                                   unrealized
                                 appreciation
                            (depreciation) on
                                     security
                                 transactions     $     --     $(16,669)   $       --     $  (16,669)
Futures Contracts               Net change in
                                   unrealized
                                 appreciation
                            (depreciation) on
                            futures contracts           --           --     7,372,394      7,372,394
Forward Contracts               Net change in
                                   unrealized
                                 appreciation
                            (depreciation) on
                         translation of other
                                   assets and
                               liabilities in
                           foreign currencies
                         and foreign currency
                            forward contracts      418,512           --            --        418,512
                                                 ---------------------------------------------------
Total Change in Appreciation (Depreciation)       $418,512     $(16,669)   $7,372,394     $7,774,237
                                                 ===================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                   FOREIGN
                                                  EXCHANGE       EQUITY      INTEREST
                                                  CONTRACTS    CONTRACTS          RATE
                                                       RISK         RISK          RISK           TOTAL
Warrants (2)                                             --       36,180            --          36,180
Futures Contracts Long (2)                               --        1,690            --           1,690
Futures Contracts Short (2)                              --          (63)           --             (63)
Forward Contracts Long (3)                     $156,423,100           --            --    $156,423,100
                                               =======================================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.


                                                   mainstayinvestments.com    41

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC ("Mackay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the fixed-income portion of the Fund and is responsible for the overall asset allocation decision of the Fund are the day-to-day portfolio management of the fixed-income portion of the Fund as well as the overall asset allocation decisions of the Fund. On June 23, 2009, at a meeting of the Board of the Fund, the Board approved the termination of the Subadvisory Agreement between the Manager and Mackay Shields for the equity portion of the Fund, effective at the opening of the U.S. financial markets on June 29, 2009. Epoch Investment Partners, Inc. ("Epoch" or "Subadvisor"), a registered investment advisor, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of Subadvisory Agreements between New York Life Investments and each Subadvisor, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.64% on assets up to $500 million, 0.60% on assets from $500 million to $1 billion and 0.575% on assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on assets up to $20 million, 0.0333% on assets from $20 million to $100 million and 0.01% on assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.04% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate was 0.64% for the six-month period ended April 30, 2010.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $2,194,118.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,956 and $5,206, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $109, $43,110 and $63, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM


42    MainStay Income Builder Fund

Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $426,485
-----------------------------------------------
Class A                                 180,876
-----------------------------------------------
Class B                                 201,528
-----------------------------------------------
Class C                                  25,332
-----------------------------------------------
Class I                                 152,882
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $     1,529     0.0%++
--------------------------------------------------
Class B                              1,247     0.0++
--------------------------------------------------
Class C                              1,547     0.0++
--------------------------------------------------
Class I                         77,228,971    41.5
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $13,009.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $128,624,359 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The fund acquired $53,174,124 of capital losses in its reorganization with the MainStay Income Manager Fund; use of these losses may be limited due to the provisions of IRC Section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2015             $ 31,135
           2016               47,073
           2017               50,416
---------------------------------- -----
          Total             $128,624
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $10,253,375
------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2010, the Fund held the following foreign currency forward contracts:

                                                                  CONTRACT          CONTRACT        UNREALIZED
                                                                    AMOUNT            AMOUNT     APPRECIATION/
                                                                      SOLD         PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
--------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S.
  Dollar,
  expiring 5/13/10                JPMorgan Chase Bank     AUD    4,700,000     USD 4,348,910        USD  4,434
--------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 5/13/10                JPMorgan Chase Bank     EUR   64,400,000        86,136,932           307,832
--------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 5/13/10                JPMorgan Chase Bank    JPY 2,750,000,000        29,424,353           147,191
--------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 5/13/10                JPMorgan Chase Bank     GBP   13,400,000        20,457,378           (44,655)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward
  contracts                                                                                        USD 414,802
--------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    43

As of April 30, 2010, the Fund held the following foreign currencies:

                                                         CURRENCY           COST          VALUE
Brazilian Real                                       BRL  145,672     USD 83,804     USD 83,804
-----------------------------------------------------------------------------------------------
Canadian Dollar                                      CAD    9,942          9,879          9,787
-----------------------------------------------------------------------------------------------
Euro                                                 EUR  133,197        176,115        177,345
-----------------------------------------------------------------------------------------------
Japanese Yen                                         JPY       (1) (a)        -- (b)         -- (b)
-----------------------------------------------------------------------------------------------
New Taiwan Dollar                                   TWD 5,116,478        163,257        163,268
-----------------------------------------------------------------------------------------------
Pound Sterling                                       GBP    2,220          3,389          3,396
-----------------------------------------------------------------------------------------------
Swedish Krona                                        SEK  421,515         58,145         58,195
-----------------------------------------------------------------------------------------------
Total                                                                USD 494,589    USD 495,795
-----------------------------------------------------------------------------------------------



(a) Currency was overdrawn as of April 30, 2010.

(b) Less than one dollar.

NOTE 6--COMMITMENTS AND CONTINGENCIES:

At April 30, 2010, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                              UNFUNDED     UNREALIZED
BORROWER                     COMMITMENT  APPRECIATION
Lyondell Chemical
  Exit Term Loan
  due 3/14/16                $1,250,000       $15,839
-----------------------------------------------------
Total                        $1,250,000       $15,839
-----------------------------------------------------



Each of these commitments is available until the maturity date of the security.

NOTE 7--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $22,212 and $85,189, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $293,637 and $279,306, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                      173,513  $  2,573,981
Shares issued to
  shareholders in
  reinvestment of dividends      149,854     2,229,331
Shares redeemed                 (767,303)  (11,322,625)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                    (443,936)   (6,519,313)
Shares converted into
  Investor Class (See Note
  1)                             336,281     4,987,698
Shares converted from
  Investor Class (See Note
  1)                            (347,717)   (5,173,999)
                              ------------------------
Net decrease                    (455,372) $ (6,705,614)
                              ========================
Year ended October 31, 2009:
Shares sold                      242,005  $  3,023,144
Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                         1,097,321    15,304,886
Shares issued to
  shareholders in
  reinvestment of dividends      294,290     3,729,724
Shares redeemed               (1,533,799)  (19,165,714)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      99,817     2,892,040
Shares converted into
  Investor Class (See Note
  1)                             941,486    11,555,184
Shares converted from
  Investor Class (See Note
  1)                            (270,255)   (3,666,254)
                              ------------------------
Net increase                     771,048  $ 10,780,970
                              ========================




44    MainStay Income Builder Fund

 CLASS A                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      337,358  $  4,962,968

Shares issued to
  shareholders in
  reinvestment of dividends      225,040     3,346,049

Shares redeemed               (1,375,206)  (20,281,592)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                    (812,808)  (11,972,575)

Shares converted into Class
  A (See Note 1)                 502,873     7,467,779

Shares converted from Class
  A (See Note 1)                 (60,907)     (925,794)

Shares converted from Class
  A (a)                          (14,502)     (211,583)
                              ------------------------


Net decrease                    (385,344) $ (5,642,173)
                              ========================


Year ended October 31, 2009:

Shares sold                      504,555  $  6,329,236

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                         2,609,124    36,385,533

Shares issued to
  shareholders in
  reinvestment of dividends      394,482     5,006,163

Shares redeemed               (2,577,635)  (32,282,652)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                     930,526    15,438,280

Shares converted into Class
  A (See Note 1)                 635,513     8,236,154

Shares converted from Class
  A (See Note 1)                (281,191)   (3,456,525)
                              ------------------------


Net increase                   1,284,848  $ 20,217,909
                              ========================



 CLASS B                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      175,181  $  2,591,523

Shares issued to
  shareholders in
  reinvestment of dividends       48,985       732,538

Shares redeemed                 (442,616)   (6,548,161)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                    (218,450)   (3,224,100)

Shares converted from Class
  B (See Note 1)                (429,302)   (6,355,684)
                              ------------------------


Net decrease                    (647,752) $ (9,579,784)
                              ========================


Year ended October 31, 2009:

Shares sold                      378,313  $  4,744,010

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                         1,219,526    17,070,676

Shares issued to
  shareholders in
  reinvestment of dividends       96,269     1,216,560

Shares redeemed               (1,008,696)  (12,550,150)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                     685,412    10,481,096

Shares converted from Class
  B (See Note 1)              (1,023,431)  (12,668,559)
                              ------------------------


Net decrease                    (338,019) $ (2,187,463)
                              ========================



 CLASS C                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       43,104  $    638,947

Shares issued to
  shareholders in
  reinvestment of dividends        4,598        68,687

Shares redeemed                  (75,738)   (1,117,380)
                              ------------------------


Net decrease                     (28,036) $   (409,746)
                              ========================


Year ended October 31, 2009:

Shares sold                       35,299  $    459,828

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                           557,265     7,790,170

Shares issued to
  shareholders in
  reinvestment of dividends        2,214        28,356

Shares redeemed                  (27,458)     (348,595)
                              ------------------------


Net increase                     567,320  $  7,929,759
                              ========================



 CLASS I                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      883,280  $ 13,035,997

Shares issued to
  shareholders in
  reinvestment of dividends      217,450     3,250,031

Shares redeemed               (2,621,134)  (39,511,027)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                  (1,520,404)  (23,224,999)

Shares converted into Class
  I (a)                           14,413       211,583
                              ------------------------


Net decrease                  (1,505,991) $(23,013,416)
                              ========================


Year ended October 31, 2009:

Shares sold                        7,904  $    110,134

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                        13,554,329   190,127,923

Shares issued to
  shareholders in
  reinvestment of dividends           87         1,111

Shares redeemed                   (8,480)     (119,061)
                              ------------------------


Net increase                  13,553,840  $190,120,107
                              ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible

                                                   mainstayinvestments.com    45
conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 11--FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Income Manager Fund, a series of Eclipse Funds Inc. Shareholders of MainStay Income Manager Fund approved this reorganization on October 16, 2009, which was then completed on October 28, 2009. The aggregate net assets of the Fund immediately before the acquisition were $399,978,528 and the combined net assets after the acquisition were $666,657,716.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES         VALUE
MAINSTAY INCOME MANAGER FUND
------------------------------------------------------
Investor Class                 1,391,480  $ 15,304,886
------------------------------------------------------
Class A                        3,311,840    36,385,533
------------------------------------------------------
Class B                        1,572,885    17,070,676
------------------------------------------------------
Class C                          717,340     7,790,170
------------------------------------------------------
Class I                       17,166,377   190,127,923
------------------------------------------------------



In exchange for the MainStay Income Manager Fund shares and net assets, the Fund issued 1,097,321 Investor Class Shares; 2,609,124 Class A shares; 1,219,526 Class B shares; 557,265 Class C shares and 13,554,329 Class I shares.

MainStay Income Manager Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and undistributed net investment loss:

                                                                                                  DISTRIBUTIONS
                                                                                  ACCUMULATED      IN EXCESS OF
                                   TOTAL NET         CAPITAL       UNREALIZED    NET REALIZED    NET INVESTMENT
                                       ASSETS           STOCK    DEPRECIATION            LOSS            INCOME
MainStay Income Manager Fund     $266,679,188    $321,505,238       $(496,554)   $(54,299,460)         $(30,036)
---------------------------------------------------------------------------------------------------------------



NOTE 12--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 13--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



46    MainStay Income Builder Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


                                                   mainstayinvestments.com    47

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A018419 MS121-10                                         MSIB10-06/10
                                                                              14

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY DIVERSIFIED INCOME FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY DIVERSIFIED INCOME FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       25
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              31
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        43
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       43




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          4.32%    21.49%    5.23%    6.31%
Excluding sales charges     9.23     27.22     6.21     6.80




(With sales charges)


(PERFORMANCE GRAPH)

                                      BARCLAYS CAPITAL
              MAINSTAY DIVERSIFIED     U.S. AGGREGATE
                   INCOME FUND           BOND INDEX
              --------------------    ----------------
4/30/00                9550                 10000
                       9820                 11239
                      10464                 12119
                      11577                 13388
                      12820                 13632
                      13642                 14348
                      14109                 14450
                      15363                 15514
                      15744                 16579
                      14490                 17215
4/30/10               18433                 18643



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          4.39%    21.64%    5.28%    6.33%
Excluding sales charges     9.30     27.37     6.25     6.82




(With sales charges)


(PERFORMANCE GRAPH)

                                                 BARCLAYS CAPITAL
                         MAINSTAY DIVERSIFIED     U.S. AGGREGATE
                              INCOME FUND           BOND INDEX
                         --------------------    ----------------
4/30/00                          23875                 25000
                                 24550                 28096
                                 26161                 30299
                                 28941                 33469
                                 32051                 34079
                                 34105                 35870
                                 35273                 36125
                                 38408                 38784
                                 39371                 41447
                                 36257                 43037
4/30/10                          46180                 46607



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          3.80%    21.09%    5.06%    5.99%
Excluding sales charges     8.80     26.09     5.38     5.99




(With sales charges)


(PERFORMANCE GRAPH)

                                    BARCLAYS CAPITAL
            MAINSTAY DIVERSIFIED     U.S. AGGREGATE
                 INCOME FUND           BOND INDEX
            --------------------    ----------------
4/30/00             10000                 10000
                    10207                 11239
                    10809                 12119
                    11855                 13388
                    13039                 13632
                    13773                 14348
                    14139                 14450
                    15266                 15514
                    15549                 16579
                    14195                 17215
4/30/10             17899                 18643







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          7.80%    25.26%    5.38%    6.00%
Excluding sales charges     8.80     26.26     5.38     6.00




(With sales charges)


(PERFORMANCE GRAPH)

                                      BARCLAYS CAPITAL
              MAINSTAY DIVERSIFIED     U.S. AGGREGATE
                   INCOME FUND           BOND INDEX
              --------------------    ----------------
4/30/00               10000                 10000
                      10207                 11239
                      10809                 12119
                      11855                 13388
                      13039                 13632
                      13773                 14348
                      14139                 14450
                      15267                 15514
                      15532                 16579
                      14178                 17215
4/30/10               17901                 18643



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                   9.55%    27.84%    6.61%    7.15%





(PERFORMANCE GRAPH)

                                                            BARCLAYS CAPITAL
                                    MAINSTAY DIVERSIFIED     U.S. AGGREGATE
                                         INCOME FUND           BOND INDEX
                                    --------------------    ----------------
4/30/00                                     10000                 10000
                                            10309                 11239
                                            11014                 12119
                                            12215                 13388
                                            13574                 13632
                                            14479                 14348
                                            15019                 14450
                                            16413                 15514
                                            16883                 16579
                                            15600                 17215
4/30/10                                     19943                 18643




BENCHMARK PERFORMANCE                              SIX       ONE      FIVE     TEN
                                                 MONTHS     YEAR     YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)     2.54%     8.30%    5.38%    6.43%
Average Lipper multi-sector income fund(5)        7.43     26.77     5.91     6.46





   shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes.
5. The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,092.30        $ 7.52         $1,017.60         $ 7.25
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,093.00        $ 6.18         $1,018.90         $ 5.96
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,088.00        $11.34         $1,013.90         $10.94
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,088.00        $11.34         $1,013.90         $10.94
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,095.50        $ 4.88         $1,020.10         $ 4.71
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.45% for Investor Class, 1.19% for Class A, 2.19% for Class B and Class C and 0.94% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Corporate Bonds                                 51.2
Short-Term Investment                           12.0
Yankee Bonds                                     9.4
U.S. Government & Federal Agencies               6.3
Foreign Bonds                                    5.5
Loan Assignments & Participations                5.1
Asset-Backed Securities                          4.5
Convertible Bonds                                3.0
Convertible Preferred Stocks                     1.2
Mortgage-Backed Securities                       1.2
Common Stocks                                    1.1
Municipal Bonds                                  0.2
Preferred Stock                                  0.0
Warrants                                         0.0
Futures Contracts Short                         (0.1)
Other Assets, Less Liabilities                  (0.6)




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1. United States Treasury Notes, 2.375%-4.875%, due 10/31/14-2/15/20
    2.  CF Industries, Inc., 5.75%, due 4/16/15
    3.  Citigroup, Inc., 7.50%-8.50%, due 5/22/19-7/15/39
    4.  AgriBank FCB, 9.125%, due 7/15/19
    5.  CIT Group, Inc., 7.00%, due 5/1/13-5/1/17
    6.  SLM Corp., 4.75%-8.00%, due 3/17/14-3/25/20
    7.  EGG Banking PLC, 7.50%, due 5/29/49
    8.  Pacific Life Insurance Co., 7.90%, due 12/30/23
    9.  New Communications Holdings, Inc., 8.50%, due 4/15/20
   10.  Hertz Corp. (The), 8.875%, due 1/1/14





8    MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAN ROBERTS, MICHAEL KIMBLE, LOUIS N. COHEN AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Diversified Income Fund returned 9.23% for Investor Class shares, 9.30% for Class A shares and 8.80% for Class B and Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 9.55%. All share classes outperformed the 7.43% return of the average Lipper(1) multi-sector income fund and the 2.54% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the six-month reporting period. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund benefited from its overweight positions in assets that carried higher risk. This positioning gave the Fund a higher beta(3) than the market. We also believe that the Fund's beta was higher than that of its average Lipper peer fund. Allocations to high-yield corporate bonds benefited as spreads(4) tightened. An overweight position in non-agency mortgage-backed securities helped the Fund's relative performance, as did the Fund's financial corporate holdings. In addition, the Fund's duration,(5) which was shorter than that of the benchmark, helped the Fund's performance relative to the Barclays Capital U.S. Aggregate Bond Index.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Fund's duration was below that of the benchmark because we had a higher allocation to shorter-duration bonds. In addition, we held bonds that would increase the credit beta of the Fund. Since these bonds tend to have a lower correlation to Treasurys, they tend to have a lower sensitivity to interest rates.

WHAT FACTORS AFFECTED YOUR POSITIONING OF THE FUND?

We viewed the Federal Open Market Committee's accommodative monetary policy as an indication that the rally in securities with higher volatility than the market as a whole would continue. After increasing the Fund's credit beta, however, we chose to maintain our positioning as the economy recovered.

The high-yield bond market generated strong results during the reporting period. Supply and demand trends were both strong, new issuance was at a historically high level and inflows into high-yield-bond retail mutual funds were significant. Against this backdrop, the Fund's overweight position in high-yield securities made a strong positive contribution to performance.

WHAT SPECIFIC SECURITIES WERE THE MOST SIGNIFICANT POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECURITIES WERE PARTICULARLY WEAK?

On an absolute basis, the Fund's most significant positive contributors to performance included automotive company General Motors, commercial bank and financing company CIT Group and diversified financial services company Citigroup. Automakers have seen a recovery in their market, and General Motors has emerged from bankruptcy. The Fund has an equity claim on the reorganized company, which should benefit from an initial public offering (IPO) that is expected to occur later this year. During the reporting period, Citigroup significantly rebounded from its lows last year, as did many other financial companies. Banks in general benefited from low short-term interest rates and a steep yield curve. CIT Group reorganized through bankruptcy with a lower debt load at the end of last year, and the company's business prospects continued to improve.

Detractors from the Fund's absolute performance were largely emerging-market bonds. We lowered our allocation to emerging-market debt because we believed that the sector was fully priced relative to its risk, and we found that domestic markets offered better relative value. Among the laggards were

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9
sovereign bonds from Argentina and Venezuela. Bonds from the state of California were also poor performers during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund's largest purchases during the reporting period were in agricultural chemicals company CF Industries, telecommunications company New Communications and British Internet bank Egg Banking. We purchased CF Industries and New Communications as new issues in the marketplace, because we felt they offered attractive relative risk/reward characteristics. Egg Banking is a subsidiary of Citigroup in the United Kingdom, and the investment helped us increase the Fund's financial exposure.

For the most part, the Fund's largest sales were made to lower the Fund's exposure to non-U.S. bonds. Significant sales included sovereign securities from Indonesia, Australia and Mexico.

We lowered the Fund's allocation to emerging-market debt during the reporting period, as noted above.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the six months ended April 30, 2010, we increased our exposure to higher credit-beta bonds. Specifically, we focused on increasing our allocations to financials, high-yield securities and non-agency mortgages. We raised capital to provide for these purchases by decreasing our non-U.S. exposure in general, with a particular focus on emerging-market debt.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund held overweight positions in high-yield securities, financial issues and non-agency mortgages. As of the same date, the Fund was underweight Treasurys, agency mortgages and agency debentures.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED


                                  PRINCIPAL
                                     AMOUNT         VALUE
LONG-TERM BONDS 86.4%+
ASSET-BACKED SECURITIES 4.5%
---------------------------------------------------------

AIRLINES 1.3%
American Airlines Pass-
  Through Trust Series
  2001-1, Class A1
  6.977%, due 5/23/21        $      969,933  $    805,045
United Air Lines, Inc.
  Series 2009-2, Class A
  9.75%, due 1/15/17              1,000,000     1,095,000
                                             ------------
                                                1,900,045
                                             ------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (a)           110,000       107,809
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14
  (a)(b)                             10,441        10,438
                                             ------------
                                                  118,247
                                             ------------

HOME EQUITY 2.6%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (c)            68,515        67,456
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (c)            94,311        93,450
Equifirst Loan
  Securitization Trust
  Series 2007-1, Class A2A
  0.323%, due 4/25/37 (d)           474,741       441,312
GSAA Home Equity Trust
  Series 2006-14, Class A1
  0.313%, due 9/25/36 (d)         1,543,264       814,630
Home Equity Loan Trust
  Series 2007-FRE1, Class
  2AV1
  0.393%, due 4/25/37 (d)           615,511       487,005
Master Asset Backed
  Securities Trust
  Series 2006-HE4, Class A1
  0.313%, due 11/25/36 (d)          432,977       322,678
Morgan Stanley ABS Capital
  I, Inc.
  Series 2006-HE8, Class
  A2B
  0.363%, due 10/25/36 (d)          550,000       444,567
Renaissance Home Equity
  Loan Trust
  Series 2007-2, Class AF1
  5.893%, due 6/25/37 (d)         1,225,808       960,353
                                             ------------
                                                3,631,451
                                             ------------

STUDENT LOANS ABS 0.5%
Keycorp Student Loan Trust
  Series 2000-A, Class A2
  0.572%, due 5/25/29
  (d)(e)                            885,645       757,226
                                             ------------
Total Asset-Backed
  Securities
  (Cost $6,269,698)                             6,406,969
                                             ------------


CONVERTIBLE BONDS 3.0%
---------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
Triumph Group, Inc.
  2.625%, due 10/1/26                59,000        86,730
                                             ------------


AUTO MANUFACTURERS 0.0%++
Ford Motor Co.
  4.25%, due 11/15/16                32,000        49,960
                                             ------------


AUTO PARTS & EQUIPMENT 0.1%
BorgWarner, Inc.
  3.50%, due 4/15/12                115,000       164,594
                                             ------------


BIOTECHNOLOGY 0.2%
Amgen, Inc.
  0.375%, due 2/1/13                196,000       198,205
Life Technologies Corp.
  1.50%, due 2/15/24                 12,000        14,355
  3.25%, due 6/15/25                 88,000       106,700
                                             ------------
                                                  319,260
                                             ------------

COAL 0.1%
Alpha Natural Resources,
  Inc.
  2.375%, due 4/15/15                48,000        54,600
Peabody Energy Corp.
  4.75%, due 12/15/66                51,000        56,036
                                             ------------
                                                  110,636
                                             ------------

COMMERCIAL SERVICES 0.1%
Alliance Data Systems Corp.
  1.75%, due 8/1/13                  53,000        58,565
                                             ------------


COMPUTERS 0.1%
EMC Corp.
  1.75%, due 12/1/11                121,000       153,216
                                             ------------


DISTRIBUTION & WHOLESALE 0.1%
WESCO International, Inc.
  6.00%, due 9/15/29                 43,000        71,058
                                             ------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held, as of April 30, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                  PRINCIPAL
                                     AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
General Cable Corp.
  0.875%, due 11/15/13       $       56,000  $     50,610
                                             ------------


ELECTRONICS 0.1%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                  82,000       116,132
TTM Technologies, Inc.
  3.25%, due 5/15/15                 54,000        52,245
                                             ------------
                                                  168,377
                                             ------------
ENERGY--ALTERNATE SOURCES 0.1%
Covanta Holding Corp.
  1.00%, due 2/1/27                 167,000       160,320
                                             ------------


ENTERTAINMENT 0.0%++
Lions Gate Entertainment
  Corp.
  3.625%, due 3/15/25                15,000        14,569
Lions Gate Entertainment,
  Inc.
  3.625%, due 3/15/25                41,000        43,614
                                             ------------
                                                   58,183
                                             ------------

FOOD 0.1%
Great Atlantic & Pacific
  Tea Co.
  6.75%, due 12/15/12                62,000        56,730
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)           118,000       104,725
  3.375%, due 5/15/27                40,000        35,500
                                             ------------
                                                  196,955
                                             ------------

HEALTH CARE--PRODUCTS 0.3%
Beckman Coulter, Inc.
  2.50%, due 12/15/36                93,000       104,393
Medtronic, Inc.
  1.625%, due 4/15/13               331,000       352,101
                                             ------------
                                                  456,494
                                             ------------

INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (b)(e)(f)(g)                      504,238            50
                                             ------------


IRON & STEEL 0.3%
Allegheny Technologies,
  Inc.
  4.25%, due 6/1/14                 149,000       218,471
ArcelorMittal
  5.00%, due 5/15/14                 36,000        52,605
Steel Dynamics, Inc.
  5.125%, due 6/15/14                37,000        42,689
United States Steel Corp.
  4.00%, due 5/15/14                 27,000        50,254
                                             ------------
                                                  364,019
                                             ------------

MEDIA 0.0%++
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)             35,000        30,931
                                             ------------


MINING 0.0%++
Alcoa, Inc.
  5.25%, due 3/15/14                 10,000        21,988
                                             ------------


MISCELLANEOUS--MANUFACTURING 0.1%
Ingersoll-Rand Co.
  4.50%, due 4/15/12                 10,000        21,150
Textron, Inc.
  4.50%, due 5/1/13                  42,000        78,015
                                             ------------
                                                   99,165
                                             ------------

OIL & GAS 0.3%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                165,000       136,744
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                  53,000        55,716
Transocean, Inc.
  Series C
  1.50%, due 12/15/37               154,000       145,722
  Series A
  1.625%, due 12/15/37               44,000        43,395
                                             ------------
                                                  381,577
                                             ------------

OIL & GAS SERVICES 0.4%
Cameron International Corp.
  2.50%, due 6/15/26                 72,000        91,170
Core Laboratories, L.P.
  0.25%, due 10/31/11               122,000       197,945
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                120,000       216,600
                                             ------------
                                                  505,715
                                             ------------

PHARMACEUTICALS 0.1%
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                 149,000       181,780
                                             ------------


REAL ESTATE INVESTMENT TRUSTS 0.0%++
Macerich Co. (The)
  3.25%, due 3/15/12 (a)             31,000        30,729
                                             ------------


SEMICONDUCTORS 0.1%
Microchip Technology, Inc.
  2.125%, due 12/15/37               25,000        25,812


12    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                     AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)

SEMICONDUCTORS (CONTINUED)
ON Semiconductor Corp.
  2.625%, due 12/15/26       $       49,000  $     50,654
                                             ------------
                                                   76,466
                                             ------------

SOFTWARE 0.2%
Sybase, Inc.
  3.50%, due 8/15/29 (a)            161,000       185,552
SYNNEX Corp.
  4.00%, due 5/15/18 (a)             25,000        28,969
                                             ------------
                                                  214,521
                                             ------------

TELECOMMUNICATIONS 0.1%
Anixter International, Inc.
  1.00%, due 2/15/13                 46,000        46,518
CommScope, Inc.
  3.25%, due 7/1/15                  24,000        32,700
SBA Communications Corp.
  1.875%, due 5/1/13                 78,000        81,997
                                                  161,215
                                             ------------
Total Convertible Bonds
  (Cost $4,019,445)                             4,173,114
                                             ------------


CORPORATE BONDS 51.2%
---------------------------------------------------------

ADVERTISING 0.6%
Lamar Media Corp.
  6.625%, due 8/15/15               920,000       906,200
                                             ------------


AEROSPACE & DEFENSE 0.0%++
BE Aerospace, Inc.
  8.50%, due 7/1/18                  60,000        64,200
                                             ------------


AGRICULTURE 0.3%
Altria Group, Inc.
  9.70%, due 11/10/18               295,000       370,989
Cargill, Inc.
  4.375%, due 6/1/13 (a)             85,000        89,047
                                             ------------
                                                  460,036
                                             ------------

AIRLINES 1.6%
Continental Airlines, Inc.
  7.875%, due 7/2/18                673,510       612,894
  9.798%, due 4/1/21                577,642       537,207
Delta Air Lines, Inc.
  12.25%, due 3/15/15 (a)           600,000       648,000
Northwest Airlines, Inc.
  Series 2007-1, Class A
  7.027%, due 11/1/19               485,844       471,876
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (f)(h)                            117,700           865
  7.875%, due 12/31/49
  (f)(h)                             25,000           155
  8.70%, due 3/15/49 (f)(h)           5,000            31
  8.875%, due 6/1/49 (f)(h)          30,000           186
  9.875%, due 3/15/37
  (f)(h)                             65,000           403
  10.00%, due 2/1/49 (f)(h)         168,300         1,044
                                             ------------
                                                2,272,661
                                             ------------

AUTO MANUFACTURERS 1.9%
Ford Holdings LLC
  9.30%, due 3/1/30                 155,000       158,100
Ford Motor Co.
  6.625%, due 10/1/28               780,000       651,300
General Motors Corp.
  8.375%, due 7/15/33 (f)         2,215,000       847,238
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (a)            500,000       509,893
Navistar International
  Corp.
  8.25%, due 11/1/21                450,000       474,750
                                             ------------
                                                2,641,281
                                             ------------

AUTO PARTS & EQUIPMENT 0.2%
Goodyear Tire & Rubber Co.
  (The)
  10.50%, due 5/15/16               230,000       256,163
                                             ------------


BANKS 4.1%
V  AgriBank FCB
  9.125%, due 7/15/19             1,600,000     1,839,011
BAC Capital Trust XIV
  5.63%, due 12/31/49 (d)           800,000       586,000
V  Citigroup, Inc.
  8.125%, due 7/15/39               790,000       941,481
GMAC, Inc.
  8.00%, due 11/1/31                507,000       494,325
  8.30%, due 2/12/15 (a)            700,000       730,625
Morgan Stanley
  5.625%, due 9/23/19               100,000        98,627
Regions Financial Corp.
  7.00%, due 3/1/11                 110,000       111,428
Whitney National Bank
  5.875%, due 4/1/17              1,000,000       881,508
                                             ------------
                                                5,683,005
                                             ------------

BEVERAGES 0.2%
Coca-Cola Enterprises, Inc.
  8.00%, due 9/15/22                 95,000       122,055
Constellation Brands, Inc.
  7.25%, due 9/1/16                 155,000       159,069
                                             ------------
                                                  281,124
                                             ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                  PRINCIPAL
                                     AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

BUILDING MATERIALS 1.6%
Associated Materials
  LLC/Associated Materials
  Finance, Inc.
  9.875%, due 11/15/16       $      575,000  $    629,625
Nortek, Inc.
  11.00%, due 12/1/13               276,222       298,320
Texas Industries, Inc.
  7.25%, due 7/15/13                535,000       532,994
U.S. Concrete, Inc.
  8.375%, due 4/1/14 (f)            550,000       352,000
USG Corp.
  7.75%, due 1/15/18                445,000       463,912
                                             ------------
                                                2,276,851
                                             ------------

CHEMICALS 2.1%
Chevron Phillips Chemical
  Co. LLC
  7.00%, due 6/15/14 (a)             95,000       107,469
Dow Chemical Co. (The)
  8.55%, due 5/15/19                430,000       525,424
Hexion U.S. Finance
  Corp./Hexion Nova Scotia
  Finance ULC
  9.75%, due 11/15/14               450,000       464,625
Huntsman International LLC
  5.50%, due 6/30/16 (a)            875,000       796,250
Rohm & Haas Co.
  7.85%, due 7/15/29                933,000     1,051,066
                                             ------------
                                                2,944,834
                                             ------------

COAL 0.6%
Cloud Peak Energy Resources
  LLC/Cloud Peak Energy
  Finance Corp.
  8.25%, due 12/15/17 (a)           750,000       768,750
                                             ------------


COMMERCIAL SERVICES 2.7%
ARAMARK Corp.
  8.50%, due 2/1/15                 900,000       923,625
Avis Budget Car Rental LLC
  7.625%, due 5/15/14               450,000       459,000
V  Hertz Corp. (The)
  8.875%, due 1/1/14              1,250,000     1,290,625
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  6.50%, due 8/1/49
  (b)(e)(h)                           5,000           260
  9.75%, due 1/15/49
  (b)(e)(h)                         160,000         8,320
Service Corp. International
  8.00%, due 11/15/21               450,000       468,000
United Rentals North
  America, Inc.
  9.25%, due 12/15/19               600,000       642,000
                                             ------------
                                                3,791,830
                                             ------------

COMPUTERS 0.5%
SunGard Data Systems, Inc.
  10.25%, due 8/15/15               700,000       737,625
                                             ------------


DISTRIBUTION & WHOLESALE 0.1%
Marfrig Overseas, Ltd.
  9.50%, due 5/4/20 (a)(b)          100,000        97,850
                                             ------------


DIVERSIFIED FINANCIAL SERVICES 4.1%
American Express Co.
  6.80%, due 9/1/66 (d)             750,000       738,750
American General Finance
  Corp.
  3.25%, due 1/16/13                750,000       829,813
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  7.75%, due 1/15/16 (a)          1,000,000       972,500
Capital One Capital III
  7.686%, due 8/15/36               900,000       882,000
V  CIT Group, Inc.
  7.00%, due 5/1/13                 105,137       103,429
  7.00%, due 5/1/14                 157,705       152,185
  7.00%, due 5/1/15                 157,705       150,411
  7.00%, due 5/1/16                 262,843       250,029
  7.00%, due 5/1/17                 367,980       350,041
V  Citigroup, Inc.
  8.50%, due 5/22/19                 45,000        53,124
General Electric Capital
  Corp.
  6.875%, due 1/10/39               600,000       666,941
HSBC Finance Capital Trust
  IX
  5.911%, due 11/30/35              200,000       182,500
V  SLM Corp.
  8.00%, due 3/25/20                500,000       481,250
                                             ------------
                                                5,812,973
                                             ------------

ELECTRIC 1.3%
Edison Mission Energy
  7.50%, due 6/15/13                700,000       623,000
Energy Future Holdings
  Corp.
  11.25%, due 11/1/17 (i)           550,000       398,750
NRG Energy, Inc.
  7.25%, due 2/1/14                 345,000       349,744
  8.50%, due 6/15/19                450,000       457,312
                                             ------------
                                                1,828,806
                                             ------------

ENTERTAINMENT 1.5%
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                  82,000        75,850
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13             1,000,000       900,000
  6.875%, due 2/15/15                10,000         7,900
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15                825,000       794,062


14    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                     AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

ENTERTAINMENT (CONTINUED)
River Rock Entertainment
  Authority (The)
  9.75%, due 11/1/11         $      345,000  $    327,750
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (b)(e)           61,720        43,204
                                             ------------
                                                2,148,766
                                             ------------

FOREST PRODUCTS & PAPER 2.2%
Boise Cascade LLC
  7.125%, due 10/15/14              800,000       790,000
Boise Paper Holdings
  LLC/Boise Finance Co.
  9.00%, due 11/1/17 (a)            500,000       536,250
Domtar Corp.
  10.75%, due 6/1/17                900,000     1,102,500
International Paper Co.
  7.30%, due 11/15/39               600,000       665,215
                                             ------------
                                                3,093,965
                                             ------------

HEALTH CARE--PRODUCTS 1.0%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15               700,000       739,375
Inverness Medical
  Innovations, Inc.
  9.00%, due 5/15/16                600,000       612,000
                                             ------------
                                                1,351,375
                                             ------------

HOME BUILDERS 1.7%
K Hovnanian Enterprises,
  Inc.
  10.625%, due 10/15/16             650,000       711,750
MDC Holdings, Inc.
  5.625%, due 2/1/20                600,000       578,791
Standard Pacific Corp.
  8.375%, due 5/15/18             1,000,000     1,015,000
Urbi Desarrollos Urbanos
  SAB de CV
  9.50%, due 1/21/20 (a)            100,000       108,500
                                             ------------
                                                2,414,041
                                             ------------

HOUSEHOLD PRODUCTS & WARES 0.3%
ACCO Brands Corp.
  10.625%, due 3/15/15 (a)          400,000       443,000
                                             ------------


INSURANCE 4.4%
Allstate Corp. (The)
  6.50%, due 5/15/57 (d)            875,000       840,000
American General Finance
  Corp.
  6.90%, due 12/15/17               335,000       281,262
Farmers Exchange Capital
  7.20%, due 7/15/48 (a)            740,000       659,216
Hartford Financial Services
  Group, Inc. (The)
  6.10%, due 10/1/41                775,000       711,466
Liberty Mutual Group, Inc.
  7.80%, due 3/15/37 (a)            305,000       282,125
  10.75%, due 6/15/58
  (a)(d)                            400,000       466,000
Lincoln National Corp.
  7.00%, due 5/17/66 (d)            850,000       786,250
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97
  (a)(b)(f)                          35,000           350
  9.15%, due 7/1/26
  (a)(b)(f)                         535,000         5,350
V  Pacific Life Insurance
  Co.
  7.90%, due 12/30/23 (a)         1,150,000     1,332,691
Progressive Corp. (The)
  6.70%, due 6/15/37 (d)            750,000       743,221
                                             ------------
                                                6,107,931
                                             ------------

IRON & STEEL 1.1%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25               850,000       838,985
California Steel
  Industries, Inc.
  6.125%, due 3/15/14               750,000       720,000
                                             ------------
                                                1,558,985
                                             ------------

LODGING 0.9%
MGM Mirage, Inc.
  7.50%, due 6/1/16                 235,000       207,388
  11.125%, due 11/15/17 (a)         400,000       454,500
Wynn Las Vegas LLC/Wynn Las
  Vegas Capital Corp.
  6.625%, due 12/1/14               650,000       658,125
                                             ------------
                                                1,320,013
                                             ------------

MACHINERY--CONSTRUCTION & MINING 0.7%
Caterpillar, Inc.
  6.05%, due 8/15/36                 70,000        75,721
Terex Corp.
  7.375%, due 1/15/14               825,000       835,312
                                             ------------
                                                  911,033
                                             ------------

MACHINERY--DIVERSIFIED 0.6%
CNH America LLC
  7.25%, due 1/15/16                800,000       834,000
                                             ------------


MEDIA 0.8%
Cequel Communications
  Holdings/LLC and Cequel
  Capital Corp.
  8.625%, due 11/15/17 (a)          650,000       661,375
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)            185,000       196,100
Morris Publishing Group LLC
  10.00%, due 9/1/14 (b)(i)          76,463        72,067
Time Warner Cable, Inc.
  8.25%, due 2/14/14                140,000       165,264


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                  PRINCIPAL
                                     AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)
Ziff Davis Media, Inc.
  8.788%, due 7/15/11
  (b)(d)(e)(i)               $       40,756  $      7,988
                                             ------------
                                                1,102,794
                                             ------------

METAL FABRICATE & HARDWARE 0.4%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                630,000       573,300
                                             ------------


MINING 0.2%
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                  55,000        59,881
  8.375%, due 4/1/17                220,000       246,675
                                             ------------
                                                  306,556
                                             ------------

MISCELLANEOUS--MANUFACTURING 2.4%
American Railcar
  Industries, Inc.
  7.50%, due 3/1/14               1,005,000       979,875
Colt Defense LLC/Colt
  Finance Corp.
  8.75%, due 11/15/17 (a)           574,000       545,300
Hexcel Corp.
  6.75%, due 2/1/15               1,000,000       995,000
Koppers, Inc.
  7.875%, due 12/1/19 (a)           500,000       515,000
SPX Corp.
  7.625%, due 12/15/14              295,000       311,962
                                             ------------
                                                3,347,137
                                             ------------

OIL & GAS 3.5%
Chesapeake Energy Corp.
  6.25%, due 1/15/18                575,000       554,875
  6.625%, due 1/15/16               255,000       251,175
Delta Petroleum Corp.
  7.00%, due 4/1/15                 600,000       501,000
Denbury Resources, Inc.
  7.50%, due 12/15/15               600,000       616,500
Frontier Oil Corp.
  8.50%, due 9/15/16                100,000       103,250
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (a)             200,000       206,000
Linn Energy LLC
  9.875%, due 7/1/18                500,000       540,000
Pride International, Inc.
  8.50%, due 6/15/19                550,000       631,812
Range Resources Corp.
  8.00%, due 5/15/19                 70,000        75,600
Swift Energy Co.
  8.875%, due 1/15/20               500,000       523,125
Tesoro Corp.
  6.50%, due 6/1/17                 950,000       893,000
                                             ------------
                                                4,896,337
                                             ------------

OIL & GAS SERVICES 1.3%
Basic Energy Services, Inc.
  7.125%, due 4/15/16               550,000       488,125
Helix Energy Solutions
  Group, Inc.
  9.50%, due 1/15/16 (a)            650,000       676,000
Hornbeck Offshore Services,
  Inc.
  Class B
  6.125%, due 12/1/14               700,000       695,625
                                             ------------
                                                1,859,750
                                             ------------

PHARMACEUTICALS 0.2%
Medco Health Solutions,
  Inc.
  7.25%, due 8/15/13                240,000       274,358
                                             ------------


PIPELINES 0.7%
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  6.875%, due 11/1/14               145,000       142,462
  8.50%, due 7/15/16                 40,000        41,200
  8.75%, due 4/15/18                 70,000        72,538
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13               50,000        51,625
Targa Resources Partners,
  L.P./Targa Resources
  Partners Finance Corp.
  8.25%, due 7/1/16                 130,000       132,600
  11.25%, due 7/15/17 (a)           525,000       598,500
                                             ------------
                                                1,038,925
                                             ------------

RETAIL 1.9%
CVS Caremark Corp.
  5.789%, due 1/10/26
  (a)(e)                             90,823        90,185
Ferrellgas Partners L.P.
  9.125%, due 10/1/17 (a)           725,000       768,500
Home Depot, Inc.
  5.40%, due 3/1/16                  60,000        65,812
Inergy L.P./Inergy Finance
  Corp.
  6.875%, due 12/15/14              900,000       900,000
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (i)           758,028       776,979
TJX Cos., Inc.
  6.95%, due 4/15/19                 40,000        47,768
                                             ------------
                                                2,649,244
                                             ------------

TELECOMMUNICATIONS 2.8%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                285,000       208,763
Cellco Partnership/Verizon
  Wireless Capital LLC
  7.375%, due 11/15/13              100,000       116,219
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                450,000       466,875


16    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                     AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
New Cingular Wireless
  Services, Inc.
  8.75%, due 3/1/31          $      150,000  $    197,806
V  New Communications
  Holdings, Inc.
  8.50%, due 4/15/20 (a)          1,275,000     1,313,250
Sprint Capital Corp.
  6.90%, due 5/1/19                 750,000       709,687
Sprint Nextel Corp.
  8.375%, due 8/15/17               205,000       211,919
Viasat, Inc.
  8.875%, due 9/15/16 (a)           650,000       665,437
                                             ------------
                                                3,889,956
                                             ------------

TEXTILES 0.3%
INVISTA
  9.25%, due 5/1/12 (a)             355,000       359,438
                                             ------------


TRANSPORTATION 0.4%
KAR Holdings, Inc.
  10.00%, due 5/1/15                  5,000         5,300
RailAmerica, Inc.
  9.25%, due 7/1/17                 493,000       531,208
                                             ------------
                                                  536,508
                                             ------------
Total Corporate Bonds
  (Cost $67,775,754)                           71,841,601
                                             ------------


FOREIGN BONDS 5.5%
---------------------------------------------------------

EL SALVADOR 0.3%
Republic of El Salvador
  7.65%, due 6/15/35                200,000       216,000
  8.25%, due 4/10/32 (a)            200,000       226,000
                                             ------------
                                                  442,000
                                             ------------

GERMANY 0.9%
IKB Deutsche Industriebank
  A.G.
  4.50%, due 7/9/13          E    1,100,000     1,252,229
                                             ------------


LIBERIA 0.5%
Royal Caribbean Cruises,
  Ltd.
  Series Reg S
  5.625%, due 1/27/14               525,000       676,293
                                             ------------


UKRAINE 0.4%
Ukraine Government
  6.875%, due 3/4/11 (a)     $      175,000       175,000
  7.65%, due 6/11/13 (a)            400,000       410,000
                                             ------------
                                                  585,000
                                             ------------

UNITED KINGDOM 2.5%
V  EGG Banking PLC
  7.50%, due 5/29/49 (d)     GBP  1,050,000     1,413,767
HSH Nordbank A.G.
  4.375%, due 2/14/17 (d)    E      750,000       801,394
Northern Rock Asset
  Management PLC
  9.375%, due 10/17/21       GBP  1,000,000     1,254,642
                                             ------------
                                                3,469,803
                                             ------------

UNITED STATES 0.9%
V  SLM Corp.
  4.75%, due 3/17/14         E    1,000,000     1,259,751
                                             ------------
Total Foreign Bonds
  (Cost $7,099,815)                             7,685,076
                                             ------------


LOAN ASSIGNMENTS & PARTICIPATIONS  5.1% (J)
---------------------------------------------------------

AEROSPACE & DEFENSE 0.8%
Hawker Beechcraft
  Acquisition Co. LLC
  Term Loan
  2.278%, due 3/26/14        $    1,177,948     1,007,145
  LC Facility Deposits
  2.29%, due 3/26/14                 70,002        59,852
                                             ------------
                                                1,066,997
                                             ------------

AUTO MANUFACTURERS 0.1%
Ford Motor Co.
  Term Loan
  3.284%, due 12/16/13              167,414       161,398
                                             ------------


CHEMICALS 1.5%
V  CF Industries, Inc.
  New Term Loan B
  5.75%, due 4/16/15              2,000,000     2,012,000
                                             ------------


COMMERCIAL SERVICES 0.8%
Quad Graphics, Inc
  Term Loan B
  4.00%, due 4/14/16              1,150,000     1,144,969
                                             ------------



DIVERSIFIED FINANCIAL SERVICES 0.2%
JohnsonDiversey, Inc.
  Term Loan B
  5.50%, due 11/24/15               299,250       301,120
                                             ------------


ELECTRIC 0.2%
Calpine Corp.
  1st Priority Term Loan
  3.165%, due 3/29/14                60,099        57,853


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                  PRINCIPAL
                                     AMOUNT         VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

ELECTRIC (CONTINUED)
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B2
  3.752%, due 10/10/14       $      224,250  $    183,633
  Term Loan B3
  3.752%, due 10/10/14               97,500        79,300
                                             ------------
                                                  320,786
                                             ------------

HEALTH CARE--SERVICES 0.1%
Community Health Systems,
  Inc.
  Term Loan
  2.502%, due 7/25/14               179,785       174,683
                                             ------------


LODGING 0.6%
Harrahs Operating Co., Inc.
  Term Loan B1
  3.316%, due 2/3/14              1,000,000       877,969
                                             ------------


MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13
  (b)(e)(f)                          79,572         4,177
                                             ------------


MEDIA 0.8%
Charter Communications
  Operating LLC
  Replacement Term Loan
  2.30%, due 3/6/14                  10,830        10,263
  Extended Term Loan
  3.55%, due 9/6/16                  87,912        84,011
Clear Channel Communication
  Term Loan B
  3.923%, due 1/28/16             1,200,000       998,625
                                             ------------
                                                1,092,899
                                             ------------
Total Loan Assignments &
  Participations
  (Cost $7,117,411)                             7,156,998
                                             ------------


MORTGAGE-BACKED SECURITIES 1.2%
---------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-J, Class 1A1
  3.388%, due 11/25/35 (d)          817,803       702,484
  Series 2005-5, Class A2
  5.001%, due 10/10/45              219,493       221,129
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.493%, due 12/25/36
  (a)(b)(d)                          74,819        54,859
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                56,692        56,759
WaMu Mortgage Pass Through
  Certificates
  Series 2006-AR14, Class
  1A1
  5.586%, due 11/25/36              731,840       619,797
                                             ------------
Total Mortgage-Backed
  Securities
  (Cost $1,633,132)                             1,655,028
                                             ------------


MUNICIPAL BONDS 0.2%
---------------------------------------------------------

OHIO 0.1%
Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  Series A-2
  5.75%, due 6/1/34                 250,000       196,703
                                             ------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West
  Virginia
  7.467%, due 6/1/47                100,000        82,964
                                             ------------
Total Municipal Bonds
  (Cost $342,694)                                 279,667
                                             ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 6.3%
---------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 0.9%
  4.625%, due 5/1/13              1,135,000     1,217,104
                                             ------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.0%++
  6.00%, due 8/15/32                      2             2
                                             ------------


OVERSEAS PRIVATE INVESTMENT CORPORATION 0.8%
  5.142%, due 12/15/23            1,077,850     1,165,942
                                             ------------


UNITED STATES TREASURY BONDS 0.4%
  3.50%, due 2/15/39                570,000       476,217
  4.50%, due 8/15/39                100,000        99,500
                                             ------------
                                                  575,717
                                             ------------
V  UNITED STATES TREASURY
  NOTES 3.4%
  2.375%, due 10/31/14              150,000       150,891
  3.625%, due 2/15/20             4,165,000     4,152,634
  4.75%, due 8/15/17                 80,000        88,450
  4.875%, due 8/15/16               270,000       301,809
                                             ------------
                                                4,693,784
                                             ------------



18    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                     AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

UNITED STATES TREASURY INFLATION INDEXED NOTE 0.8%
  2.625%, due 7/15/17        $    1,045,750  $  1,172,956
                                             ------------
Total U.S. Government &
  Federal Agencies
  (Cost $8,432,336)                             8,825,505
                                             ------------


YANKEE BONDS 9.4% (K)
---------------------------------------------------------

ADVERTISING 0.5%
TNK-BP Finance S.A.
  7.875%, due 3/13/18 (a)           400,000       432,000
UBS Luxembourg S.A. for
  OJSC Vimpel
  Communications
  Series Reg S
  8.25%, due 5/23/16 (a)            300,000       325,500
                                             ------------
                                                  757,500
                                             ------------

AIRLINES 0.3%
TAM Capital 2, Inc.
  9.50%, due 1/29/20 (a)            400,000       398,000
                                             ------------


BANKS 0.2%
Lloyds TSB Bank PLC
  4.375%, due 1/12/15 (a)           120,000       119,160
Royal Bank of Scotland
  Group PLC
  6.40%, due 10/21/19                50,000        51,314
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (a)           125,000       127,884
                                             ------------
                                                  298,358
                                             ------------

BEVERAGES 0.0%++
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                50,000        54,081
                                             ------------


BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11
  (a)(b)(f)                         500,000        64,375
                                             ------------


COMMERCIAL SERVICES 0.4%
Ashtead Holdings PLC
  8.625%, due 8/1/15 (a)            550,000       561,000
                                             ------------


ELECTRIC 0.9%
Intergen N.V.
  9.00%, due 6/30/17 (a)            840,000       877,800
Majapahit Holding B.V.
  8.00%, due 8/7/19 (a)             400,000       444,000
                                             ------------
                                                1,321,800
                                             ------------

ENERGY--ALTERNATE SOURCES 0.1%
Paiton Energy Funding B.V.
  9.34%, due 2/15/14                 91,105        94,635
                                             ------------


ENTERTAINMENT 0.4%
Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12              500,000       524,690
                                             ------------


FOREST PRODUCTS & PAPER 0.4%
Norske Skogindustrier
  A.S.A.
  7.125%, due 10/15/33 (a)        1,000,000       627,500
                                             ------------


GAS 0.3%
Grupo Petrotemex S.A. de
  C.V.
  9.50%, due 8/19/14 (a)            400,000       440,000
                                             ------------


HOLDING COMPANY--DIVERSIFIED 0.6%
Reynolds Group Issuer,
  Inc./Reynolds Group
  Issuer LLC/Reynolds Group
  Issuer
  7.75%, due 10/15/16 (a)           750,000       776,250
                                             ------------



HOME BUILDERS 0.4%
Corporacion GEO SAB de C.V.
  8.875%, due 9/25/14 (a)           500,000       536,250
                                             ------------


INSURANCE 0.6%
ING Groep N.V.
  5.775%, due 12/29/49 (d)        1,000,000       862,930
                                             ------------


LEISURE TIME 0.1%
Willis Group Holdings, Ltd.
  (Trinity Acquisition,
  Ltd.)
  12.875%, due 12/31/16
  (a)(b)(e)                          85,000       118,182
                                             ------------


MEDIA 0.1%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (a)           135,000       175,431
                                             ------------


MINING 1.4%
FMG Finance Property, Ltd.
  10.00%, due 9/1/13 (a)            825,000       915,750
Novelis, Inc.
  7.25%, due 2/15/15                625,000       615,625
Rio Tinto Finance USA, Ltd.
  9.00%, due 5/1/19                 295,000       380,070
                                             ------------
                                                1,911,445
                                             ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                  PRINCIPAL
                                     AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

MISCELLANEOUS--MANUFACTURING 0.7%
Bombardier, Inc.
  7.50%, due 3/15/18 (a)     $      260,000  $    275,600
  7.75%, due 3/15/20 (a)            520,000       552,500
Tyco Electronics Group S.A.
  6.00%, due 10/1/12                 75,000        80,949
                                             ------------
                                                  909,049
                                             ------------

OIL & GAS 1.0%
CITIC Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (a)            200,000       204,000
Compton Petroleum Finance
  Corp.
  7.625%, due 12/1/13               550,000       467,500
Gaz Capital S.A.
  8.125%, due 7/31/14 (a)           125,000       137,969
Petroleum Co. of Trinidad &
  Tobago, Ltd.
  9.75%, due 8/14/19 (a)            425,000       497,250
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (a)              40,000        38,000
                                             ------------
                                                1,344,719
                                             ------------

OIL & GAS SERVICES 0.6%
Compagnie Generale de
  Geophysique
  7.50%, due 5/15/15                800,000       810,000
                                             ------------


SAVINGS & LOANS 0.0%++
Independencia
  International, Ltd.
  Series Reg S
  12.00%, due 12/30/16 (i)           52,200        28,710
                                             ------------



TELECOMMUNICATIONS 0.4%
Nordic Telephone Co.
  8.875%, due 5/1/16 (a)            400,000       428,500
Telecom Italia Capital S.A.
  6.20%, due 7/18/11                140,000       146,731
                                             ------------
                                                  575,231
                                             ------------
Total Yankee Bonds
  (Cost $12,927,405)                           13,190,136
                                             ------------
Total Long-Term Bonds
  (Cost $115,617,690)                         121,214,094
                                             ------------



                                     SHARES

COMMON STOCKS 1.1%
---------------------------------------------------------

BUILDING MATERIALS 0.0%++
Nortek, Inc. (h)                        275        13,063
                                             ------------


COMMERCIAL SERVICES 0.0%++
World Color Press, Inc. (h)              96         1,162
                                             ------------


DIVERSIFIED FINANCIAL SERVICES 1.1%
V  CIT Group, Inc. (h)               19,549       793,688
V  Citigroup, Inc. (h)              170,000       742,900
                                             ------------
                                                1,536,588
                                             ------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(e)(f)(h)                   7,233            73
                                             ------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (b)(e)(h)                 100,330         1,003
                                             ------------
Total Common Stocks
  (Cost $1,044,666)                             1,551,889
                                             ------------


CONVERTIBLE PREFERRED STOCKS 1.2%
---------------------------------------------------------

AUTO MANUFACTURERS 0.9%
Ford Motor Co. Capital
  Trust II
  6.50%                              24,500     1,198,050
                                             ------------


BANKS 0.1%
Bank of America Corp.
  7.25% Series L                         81        79,541
Wells Fargo & Co.
  7.50% Series L                        100        98,600
                                             ------------
                                                  178,141
                                             ------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
V  Citigroup, Inc.
  7.50%                                 800       105,456
                                             ------------


INSURANCE 0.0%++
Hartford Financial Services
  Group, Inc.
  7.25%                               2,500        66,325
                                             ------------



LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50% (a)                             200        29,650
                                             ------------


OIL & GAS 0.0%++
Whiting Petroleum Corp.
  6.25%                                 100        22,035
                                             ------------




20    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                               1,300  $     73,541
                                             ------------
Total Convertible Preferred
  Stocks
  (Cost $1,557,681)                             1,673,198
                                             ------------



PREFERRED STOCK 0.0%++
---------------------------------------------------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(e)(f)(h)                    87             1
                                             ------------
Total Preferred Stock
  (Cost $0)                                             1
                                             ------------


                                  NUMBER OF
                                   WARRANTS

WARRANTS 0.0%++
---------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (h)                    54           283
  Strike Price $16.30
  Expires 7/20/14 (h)                    54           150
                                             ------------
                                                      433
                                             ------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 3/12/13 (b)(e)(h)          11,107           111
                                             ------------
Total Warrants
  (Cost $34)                                          544
                                             ------------


                                  PRINCIPAL
                                     AMOUNT

SHORT-TERM INVESTMENT 12.0%
---------------------------------------------------------

REPURCHASE AGREEMENT 12.0%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $16,864,775
  (Collateralized by a
  United States Treasury
  Bill with a rate of
  0.135% and a maturity
  date of 5/27/10, with a
  Principal Amount of
  $17,205,000 and a Market
  Value of $17,203,280)      $   16,864,761  $ 16,864,761
                                             ------------
Total Short-Term Investment
  (Cost $16,864,761)                           16,864,761
                                             ------------
Total Investments
  (Cost $135,084,832) (n)             100.7%  141,304,487
Other Assets, Less
  Liabilities                          (0.7)     (941,313)
                             --------------  ------------

Net Assets                            100.0% $140,363,174
                             ==============  ============





                            CONTRACTS        UNREALIZED
                                SHORT  DEPRECIATION (L)
FUTURES CONTRACTS (0.1%)
-------------------------------------------------------

United States Treasury
  Note June 2010 (2 year)
  (m)                             (38)         $(37,501)
                                               --------
United States Treasury
  Note June 2010 (5 year)
  (m)                             (33)          (51,387)
                                               --------
Total Futures Contracts
  (Settlement Value
  $12,091,328)                                 $(88,888)
                                               ========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security. The total market value
     of these securities at April 30, 2010 is
     $488,658, which represents 0.3% of the
     Fund's net assets.
(c)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at April 30, 2010
     is $160,906, which represents 0.1% of the
     Fund's net assets.
(d)  Floating rate--Rate shown is the rate in
     effect at April 30, 2010.
(e)  Fair valued security. The total market
     value of these securities at April 30,
     2010 is $1,030,780, which represents 0.7%
     of the Fund's net assets.
(f)  Issue in default.
(g)  Restricted security.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

(h)  Non-income producing security.
(i)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional securities.
(j)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2010. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(l)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2010.
(m) At April 30, 2010, cash in the amount of $56,800 is segregated as collateral for futures contracts with the broker.
(n)  At April 30, 2010, cost is $135,402,600
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 7,871,344
Gross unrealized depreciation       (1,969,457)
                                   -----------
Net unrealized appreciation        $ 5,901,887
                                   ===========



The following abbreviations are used in the above portfolio:

E--Euro

GBP--British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities (b)                   $       --  $  5,649,743    $  757,226  $  6,406,969
  Convertible Bonds (c)                                 --     4,173,064            50     4,173,114
  Corporate Bonds (d)                                   --    71,691,644       149,957    71,841,601
  Foreign Bonds                                         --     7,685,076            --     7,685,076
  Loan Assignments & Participations (e)                 --     7,152,821         4,177     7,156,998
  Mortgage-Backed Securities                            --     1,655,028            --     1,655,028
  Municipal Bonds                                       --       279,667            --       279,667
  U.S. Government & Federal Agencies                    --     8,825,505            --     8,825,505
  Yankee Bonds (f)                                      --    13,071,954       118,182    13,190,136
                                                ----------  ------------    ----------  ------------
Total Long-Term Bonds                                   --   120,184,502     1,029,592   121,214,094
                                                ----------  ------------    ----------  ------------
  Common Stocks (g)                              1,550,813            --         1,076     1,551,889
  Convertible Preferred Stocks                   1,673,198            --            --     1,673,198
  Preferred Stocks (h)                                  --            --             1             1
  Warrants (i)                                         433            --           111           544
                                                ----------  ------------    ----------  ------------
Short-Term Investment
  Repurchase Agreement                                  --    16,864,761            --    16,864,761
                                                ----------  ------------    ----------  ------------
Total Investments in Securities                  3,224,444   137,049,263     1,030,780   141,304,487
                                                ----------  ------------    ----------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (j)                --        72,037            --        72,037
                                                ----------  ------------    ----------  ------------
Total Investments in Securities and Other
  Financial Instruments                         $3,224,444  $137,121,300    $1,030,780  $141,376,524
                                                ==========  ============    ==========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The level 3 security valued at $757,226 is held in Student Loans ABS within the Asset-Backed Securities section of the Portfolio of investments.

(c) The level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(d) The level 3 securities valued at $260, $8,320, $43,204, $7,988 and $90,185 are held in Commercial Services, Commercial Services, Entertainment, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(e) The level 3 security valued at $4,177 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of investments.


22    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f) The level 3 security valued at $118,182 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(g) The level 3 securities valued at $73 and $1,003 are held in Machinery and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(h) The level 3 security valued at $1 is held in Machinery within the Preferred Stock section of the Portfolio of Investments.

(i) The level 3 security valued at $111 is held in Media within the Warrants section of the Portfolio of Investments.

(j) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 6)

LIABILITY VALUATION INPUTS


                                                       QUOTED
                                                   PRICES IN
                                                       ACTIVE  SIGNIFICANT
                                                  MARKETS FOR        OTHER   SIGNIFICANT
                                                    IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                       ASSETS       INPUTS        INPUTS
 DESCRIPTION                                        (LEVEL 1)    (LEVEL 2)     (LEVEL 3)     TOTAL
Other Financial Instruments
  Foreign Currency Forward Contracts (a)             $     --      $(8,458)     $     --  $ (8,458)
  Futures Contracts (b)                               (88,888)          --            --   (88,888)
                                                     --------      -------      --------  --------
Total Other Financial Instruments                    $(88,888)     $(8,458)          $--  $(97,346)
                                                     ========      =======      ========  ========




(a) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 6)

(b) The value listed for these securities represents unrealized depreciation as shown on the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                           BALANCE                              CHANGE IN                             NET        NET
                             AS OF      ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS    BALANCE AS
 INVESTMENTS           OCTOBER 31,    DISCOUNTS      GAIN    APPRECIATION        NET       NET      IN TO     OUT OF  OF APRIL 30,
 IN SECURITIES                2009   (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3          2010
Long-Term Bonds
  Asset-Backed
     Securities
     Student Loans
     ABS                  $     --     $     --  $     --        $ 26,260   $730,966  $     --   $     --   $     --    $  757,226
  Convertible Bonds
     Internet                   50           --        --              --         --        --         --         --            50
  Corporate Bonds
     Commercial
       Services              8,580           --        --              --         --        --         --         --         8,580
     Entertainment          39,498          628       652           6,537         --    (4,111)        --         --        43,204
     Media                   9,455           78        --          (2,410)       865        --         --         --         7,988
     Retail                 89,558          (70)      (52)          2,552         --    (1,803)        --         --        90,185
  Loan Assignments &
     Participations
     Machinery              32,610      (13,364)  (54,361)         73,150      2,442   (36,300)        --         --         4,177
  Mortgage-Backed
     Securities
     Commercial
     Mortgage Loans
     (Collateralized
     Mortgage
     Obligations)           36,800           --     8,125          (3,200)        --   (41,725)        --         --            --
  Yankee Bonds
     Leisure Time          114,696           --        --           3,486         --        --         --         --       118,182
Common Stocks
  Machinery                     73           --        --              --         --        --         --         --            73
  Media                      1,003           --        --              --         --        --         --         --         1,003
Preferred Stocks
  Machinery                      1           --        --              --         --        --         --         --             1
Warrant
  Media                         --           --        --              77         34        --         --         --           111
                          --------     --------  --------        --------   --------  --------   --------   --------    ----------
Total                     $332,324     $(12,728) $(45,636)       $106,452   $734,307  $(83,939)       $--        $--    $1,030,780
                          ========     ========  ========        ========   ========  ========   ========   ========    ==========

                            CHANGE IN
                           UNREALIZED
                         APPRECIATION
                       (DEPRECIATION)
                                 FROM
                          INVESTMENTS
                        STILL HELD AT
 INVESTMENTS                APRIL 30,
 IN SECURITIES               2010 (A)
Long-Term Bonds
  Asset-Backed
     Securities
     Student Loans
     ABS                     $ 26,260
  Convertible Bonds
     Internet                      --
  Corporate Bonds
     Commercial
       Services                    --
     Entertainment              5,545
     Media                     (2,410)
     Retail                     2,441
  Loan Assignments &
     Participations
     Machinery                 90,661
  Mortgage-Backed
     Securities
     Commercial
     Mortgage Loans
     (Collateralized
     Mortgage
     Obligations)                  --
  Yankee Bonds
     Leisure Time               3,486
Common Stocks
  Machinery                        --
  Media                            --
Preferred Stocks
  Machinery                        --
Warrant
  Media                            77
                             --------
Total                        $126,060
                             ========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


24    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $135,084,832)     $141,304,487
Cash collateral on deposit at
  broker                                   56,800
Cash denominated in foreign
  currencies
  (identified cost $34,682)                36,503
Unrealized appreciation on unfunded
  commitments                              11,404
Receivables:
  Dividends and interest                2,361,675
  Fund shares sold                        939,203
  Investment securities sold              201,926
Other assets                               42,261
Unrealized appreciation on foreign
  currency forward contracts               72,037
                                     ------------
     Total assets                     145,026,296
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       3,950,172
  Fund shares redeemed                    256,881
  Manager (See Note 3)                     61,916
  NYLIFE Distributors (See Note 3)         51,019
  Transfer agent (See Note 3)              39,822
  Shareholder communication                38,953
  Custodian                                35,475
  Professional fees                        27,063
  Variation margin on futures
     contracts                             17,953
  Trustees                                    285
Accrued expenses                            2,357
Dividend payable                          172,768
Unrealized depreciation on foreign
  currency forward contracts                8,458
                                     ------------
     Total liabilities                  4,663,122
                                     ------------
Net assets                           $140,363,174
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    157,006
Additional paid-in capital            139,914,429
                                     ------------
                                      140,071,435
Accumulated distributions in excess
  of net investment income                (38,191)
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions    (5,877,365)
Net unrealized appreciation on
  investments and futures contracts     6,130,767
Net unrealized appreciation on
  unfunded commitments                     11,404
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                65,124
                                     ------------
Net assets                           $140,363,174
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 13,853,423
                                     ============
Shares of beneficial interest
  outstanding                           1,539,703
                                     ============
Net asset value per share
  outstanding                        $       9.00
Maximum sales charge (4.50% of
  offering price)                            0.42
                                     ------------
Maximum offering price per share
  outstanding                        $       9.42
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 83,842,213
                                     ============
Shares of beneficial interest
  outstanding                           9,374,258
                                     ============
Net asset value per share
  outstanding                        $       8.94
Maximum sales charge (4.50% of
  offering price)                            0.42
                                     ------------
Maximum offering price per share
  outstanding                        $       9.36
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 19,759,020
                                     ============
Shares of beneficial interest
  outstanding                           2,216,369
                                     ============
Net asset value and offering price
  per share outstanding              $       8.92
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 20,617,555
                                     ============
Shares of beneficial interest
  outstanding                           2,314,240
                                     ============
Net asset value and offering price
  per share outstanding              $       8.91
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  2,290,963
                                     ============
Shares of beneficial interest
  outstanding                             256,037
                                     ============
Net asset value and offering price
  per share outstanding              $       8.95
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 4,244,357
  Dividends                                24,229
                                      -----------
     Total income                       4,268,586
                                      -----------
EXPENSES:
  Manager (See Note 3)                    371,262
  Distribution/Service--Investor
     Class (See Note 3)                    15,973
  Distribution/Service--Class A (See
     Note 3)                               87,004
  Distribution/Service--Class B (See
     Note 3)                               94,391
  Distribution/Service--Class C (See
     Note 3)                               77,107
  Transfer agent (See Note 3)             120,415
  Custodian                                56,350
  Shareholder communication                37,287
  Registration                             35,505
  Professional fees                        29,972
  Trustees                                  1,918
  Miscellaneous                             5,449
                                      -----------
     Total expenses before waiver         932,633
  Expense waiver from Manager (See
     Note 3)                              (47,683)
                                      -----------
     Net expenses                         884,950
                                      -----------
Net investment income                   3,383,636
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 3,649,499
  Futures transactions                    (41,659)
  Foreign currency transactions           650,455
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 4,258,295
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                        2,869,017
  Futures contracts                       (58,837)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                    200,530
                                      -----------
Net change in unrealized
  appreciation on investments,
  futures contracts and foreign
  currency transactions                 3,010,710
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions     7,269,005
                                      -----------
Net increase in net assets resulting
  from operations                     $10,652,641
                                      ===========





26    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  3,383,636  $  4,554,110
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions          4,258,295    (2,132,330)
 Net change in unrealized
  appreciation on
  investments, unfunded
  commitments, futures
  contracts and foreign
  currency transactions          3,010,710    19,901,354
                              --------------------------
 Net increase in net assets
  resulting from operations     10,652,641    22,323,134
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                (354,491)     (867,386)
    Class A                     (2,088,401)   (3,983,006)
    Class B                       (462,218)   (1,390,031)
    Class C                       (392,206)     (732,786)
    Class I                        (34,607)      (23,636)
                              --------------------------
                                (3,331,923)   (6,996,845)
                              --------------------------
 Return of capital:
    Investor Class                      --       (49,062)
    Class A                             --      (225,290)
    Class B                             --       (78,624)
    Class C                             --       (41,448)
    Class I                             --        (1,337)
                              --------------------------
                                        --      (395,761)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                  (3,331,923)   (7,392,606)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        35,919,693    20,813,801
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              2,503,086     5,602,002
 Cost of shares redeemed       (10,579,096)  (19,740,811)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         27,843,683     6,674,992
                              --------------------------
    Net increase in net
     assets                     35,164,401    21,605,520
NET ASSETS:
Beginning of period            105,198,773    83,593,253
                              --------------------------
End of period                 $140,363,174  $105,198,773
                              ==========================
Accumulated distributions in
 excess of net investment
 income at end of period      $    (38,191) $    (89,904)
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             INVESTOR CLASS
                               -----------------------------------------
                                                            FEBRUARY 28,
                               SIX MONTHS                      2008**
                                  ENDED       YEAR ENDED       THROUGH
                                APRIL 30,    OCTOBER 31,     OCTOBER 31,

                               -----------------------------------------
                                  2010*          2009           2008
Net asset value at beginning
  of period                      $  8.47       $  7.20         $  8.86
                                 -------       -------         -------
Net investment income (a)           0.25          0.40            0.29
Net realized and unrealized
  gain (loss) on investments        0.46          1.50           (1.77)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.06          0.02            0.11
                                 -------       -------         -------
Total from investment
  operations                        0.77          1.92           (1.37)
                                 -------       -------         -------
Less dividends and
  distributions:
  From net investment income       (0.24)        (0.62)          (0.29)
  Return of capital                   --         (0.03)             --
                                 -------       -------         -------
Total dividends                    (0.24)        (0.65)          (0.29)
                                 -------       -------         -------
Net asset value at end of
  period                         $  9.00       $  8.47         $  7.20
                                 =======       =======         =======
Total investment return (b)         9.23%(c)     28.35%         (15.88%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             5.80% ++      5.26%           5.07% ++
  Net expenses                      1.45% ++      1.42%           1.40% ++
  Expenses (before waiver)          1.53% ++      1.70%           1.51% ++
Portfolio turnover rate               82%          154%(d)          81%(d)
Net assets at end of period
  (in 000's)                     $13,853       $12,200         $ 9,990




                                                            CLASS B
                               -----------------------------------------------------------------
                               SIX MONTHS
                                  ENDED
                                APRIL 30,                   YEAR ENDED OCTOBER 31,

                               -----------------------------------------------------------------
                                  2010*        2009       2008       2007       2006       2005
Net asset value at beginning
  of period                      $  8.39     $  7.14    $  8.99    $  8.89    $  8.78    $  8.99
                                 -------     -------    -------    -------    -------    -------
Net investment income (a)           0.22        0.34       0.37       0.38       0.34       0.32
Net realized and unrealized
  gain (loss) on investments        0.46        1.48      (1.95)      0.20       0.18      (0.25)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.06        0.02       0.12      (0.04)     (0.01)      0.04
                                 -------     -------    -------    -------    -------    -------
Total from investment
  operations                        0.74        1.84      (1.46)      0.54       0.51       0.11
                                 -------     -------    -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment income       (0.21)      (0.56)     (0.39)     (0.44)     (0.40)     (0.32)
  Return of capital                   --       (0.03)        --         --         --         --
                                 -------     -------    -------    -------    -------    -------
Total dividends                    (0.21)      (0.59)     (0.39)     (0.44)     (0.40)     (0.32)
                                 -------     -------    -------    -------    -------    -------
Net asset value at end of
  period                         $  8.92     $  8.39    $  7.14    $  8.99    $  8.89    $  8.78
                                 =======     =======    =======    =======    =======    =======
Total investment return (b)         8.80%(c)   27.35%    (16.88%)     6.23%      6.01%      1.23%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             5.04% ++    4.54%      4.32%      4.26%      3.85%      3.57%
  Net expenses                      2.19% ++    2.17%      2.11%      2.05%      2.05%      2.09%
  Expenses (before waiver)          2.27% ++    2.46%      2.20%      2.13%      2.21%      2.15%
Portfolio turnover rate               82%        154%(d)     81%(d)     64%        87%(d)    105%
Net assets at end of period
  (in 000's)                     $19,759     $19,176    $18,567    $28,069    $34,148    $71,515



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 117%,
     72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.





28    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      -----------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------------------------
         2010*        2009       2008       2007       2006       2005
        $  8.42     $  7.16    $  9.02    $  8.91    $  8.81    $  9.01
        -------     -------    -------    -------    -------    -------
           0.26        0.41       0.44       0.45       0.40       0.39
           0.45        1.49      (1.96)      0.21       0.18      (0.24)

           0.06        0.02       0.12      (0.04)     (0.01)      0.04
        -------     -------    -------    -------    -------    -------
           0.77        1.92      (1.40)      0.62       0.57       0.19
        -------     -------    -------    -------    -------    -------

          (0.25)      (0.62)     (0.46)     (0.51)     (0.47)     (0.39)
             --       (0.04)        --         --         --         --
        -------     -------    -------    -------    -------    -------
          (0.25)      (0.66)     (0.46)     (0.51)     (0.47)     (0.39)
        -------     -------    -------    -------    -------    -------
        $  8.94     $  8.42    $  7.16    $  9.02    $  8.91    $  8.81
        =======     =======    =======    =======    =======    =======
           9.30%(c)   28.56%    (16.27%)     7.14%      6.67%      2.11%

           6.09% ++    5.41%      5.13%      5.01%      4.60%      4.32%
           1.19% ++    1.27%      1.30%      1.30%      1.30%      1.34%
           1.27% ++    1.37%      1.34%      1.39%      1.46%      1.40%
             82%        154%(d)     81%(d)     64%        87%(d)    105%
        $83,842     $60,555    $45,293    $68,637    $65,566    $40,076



                                   CLASS C
      -----------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------------------------
         2010*        2009       2008       2007       2006       2005
        $  8.39     $  7.14    $  8.99    $  8.89    $  8.78    $  8.99
        -------     -------    -------    -------    -------    -------
           0.22        0.34       0.37       0.38       0.34       0.32
           0.45        1.48      (1.95)      0.20       0.18      (0.25)

           0.06        0.02       0.12      (0.04)     (0.01)      0.04
        -------     -------    -------    -------    -------    -------
           0.73        1.84      (1.46)      0.54       0.51       0.11
        -------     -------    -------    -------    -------    -------

          (0.21)      (0.56)     (0.39)     (0.44)     (0.40)     (0.32)
             --       (0.03)        --         --         --         --
        -------     -------    -------    -------    -------    -------
          (0.21)      (0.59)     (0.39)     (0.44)     (0.40)     (0.32)
        -------     -------    -------    -------    -------    -------
        $  8.91     $  8.39    $  7.14    $  8.99    $  8.89    $  8.78
        =======     =======    =======    =======    =======    =======
           8.80%(c)   27.36%    (16.88%)     6.23%      6.01%      1.23%

           5.12% ++    4.50%      4.32%      4.26%      3.85%      3.57%
           2.19% ++    2.17%      2.11%      2.05%      2.05%      2.09%
           2.27% ++    2.45%      2.20%      2.13%      2.21%      2.15%
             82%        154%(d)     81%(d)     64%        87%(d)    105%
        $20,618     $12,948    $ 9,484    $12,081    $12,355    $14,004




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          CLASS I
                               -------------------------------------------------------------
                               SIX MONTHS
                                  ENDED
                                APRIL 30,                 YEAR ENDED OCTOBER 31,

                               -------------------------------------------------------------
                                  2010*       2009       2008      2007      2006      2005
Net asset value at beginning
  of period                      $ 8.42      $ 7.17    $  9.02    $ 8.91    $ 8.81    $ 9.02
                                 ------      ------    -------    ------    ------    ------
Net investment income (a)          0.29        0.43       0.47      0.48      0.43      0.42
Net realized and unrealized
  gain (loss) on investments       0.44        1.48      (1.94)     0.21      0.18     (0.25)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            0.06        0.02       0.11     (0.04)    (0.01)     0.04
                                 ------      ------    -------    ------    ------    ------
Total from investment
  operations                       0.79        1.93      (1.36)     0.65      0.60      0.21
                                 ------      ------    -------    ------    ------    ------
Less dividends and
  distributions:
  From net investment income      (0.26)      (0.64)     (0.49)    (0.54)    (0.50)    (0.42)
  Return of capital                  --       (0.04)        --        --        --        --
                                 ------      ------    -------    ------    ------    ------
Total dividends                   (0.26)      (0.68)     (0.49)    (0.54)    (0.50)    (0.42)
                                 ------      ------    -------    ------    ------    ------
Net asset value at end of
  period                         $ 8.95      $ 8.42    $  7.17    $ 9.02    $ 8.91    $ 8.81
                                 ======      ======    =======    ======    ======    ======
Total investment return (b)        9.55%(c)   28.78%    (15.86%)    7.50%     7.09%     2.32%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            6.68% ++    5.75%      5.49%     5.37%     4.94%     4.69%
  Net expenses                     0.94% ++    0.95%      0.96%     0.96%     0.96%     0.97%
  Expenses (before waiver)         1.02% ++    1.12%      1.03%     1.04%     1.12%     1.03%
Portfolio turnover rate              82%        154%(d)     81%(d)    64%       87%(d)   105%
Net assets at end of period
  (in 000's)                     $2,291      $  319    $   259    $  262    $  199    $  232




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 117%,
     72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.





30    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in

                                                   mainstayinvestments.com    31

Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $1,030,780 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.



32    MainStay Diversified Income Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing

                                                   mainstayinvestments.com    33
purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the six-month period ended April 30, 2010.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.



34    MainStay Diversified Income Fund

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at

                                                   mainstayinvestments.com    35
least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(P) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(Q) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

ASSET DERIVATIVES

                                    STATEMENT OF      FOREIGN                  INTEREST
                                      ASSETS AND     EXCHANGE       EQUITY         RATE
                                     LIABILITIES    CONTRACTS    CONTRACTS    CONTRACTS
                                        LOCATION         RISK         RISK         RISK      TOTAL
Warrants                           Investment in
                            securities, at value      $    --         $544     $     --    $   544
Forward Contracts                     Unrealized
                                 appreciation on
                                         foreign
                                currency forward
                                       contracts       72,037           --           --     72,037
                                                    ----------------------------------------------
Total Fair Value                                      $72,037         $544          $--    $72,581
                                                    ==============================================






36    MainStay Diversified Income Fund

LIABILITY DERIVATIVES

                                    STATEMENT OF      FOREIGN
                                      ASSETS AND     EXCHANGE       EQUITY    INTEREST
                                     LIABILITIES    CONTRACTS    CONTRACTS        RATE
                                        LOCATION         RISK         RISK        RISK       TOTAL
Futures Contracts (a)                        Net
                              Assets--Unrealized
                                 depreciation on
                                 investments and
                               futures contracts      $    --     $     --    $(88,888)   $(88,888)
Forward Contracts                     Unrealized
                                 depreciation on
                                foreign currency
                               forward contracts       (8,458)          --          --      (8,458)
                                                    ----------------------------------------------
Total Fair Value                                      $(8,458)         $--    $(88,888)   $(97,346)
                                                    ==============================================




(a) Includes cumulative depreciation of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2010.

REALIZED GAIN (LOSS)

                                                      FOREIGN
                                    STATEMENT OF     EXCHANGE       EQUITY    INTEREST
                                      OPERATIONS    CONTRACTS    CONTRACTS        RATE
                                        LOCATION         RISK         RISK        RISK       TOTAL
Warrants                       Net realized gain
                              (loss) on security
                                    transactions     $     --     $(18,945)   $     --    $(18,945)
Futures Contracts              Net realized gain
                               (loss) on futures
                                    transactions           --           --     (41,659)    (41,659)
Forward Contracts              Net realized gain
                               (loss) on foreign
                           currency transactions      103,034           --          --     103,034
                                                    ----------------------------------------------
Total Realized Gain
  (Loss)                                             $103,034     $(18,945)   $(41,659)   $ 42,430
                                                    ==============================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                     FOREIGN                  INTEREST
                                   STATEMENT OF     EXCHANGE       EQUITY         RATE
                                     OPERATIONS    CONTRACTS    CONTRACTS    CONTRACTS
                                       LOCATION         RISK         RISK         RISK        TOTAL
Warrants                          Net change in
                                     unrealized
                                   appreciation
                              (depreciation) on
                                       security
                                   transactions    $      --     $(19,520)     $    --    $ (19,520)
Futures Contracts                 Net change in
                                     unrealized
                                   appreciation
                              (depreciation) on
                              futures contracts           --           --       58,837       58,837
Forward Contracts                 Net change in
                                     unrealized
                                   appreciation
                              (depreciation) on
                           translation of other
                                     assets and
                                 liabilities in
                             foreign currencies
                           and foreign currency
                              forward contracts     (213,173)          --           --     (213,173)
                                                   ------------------------------------------------
Total Change in
  Appreciation
  (Depreciation)                                   $(213,173)    $(19,520)     $58,837    $(173,856)
                                                   ================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                    FOREIGN                  INTEREST
                                                   EXCHANGE       EQUITY         RATE
                                                  CONTRACTS    CONTRACTS    CONTRACTS
                                                       RISK         RISK         RISK           TOTAL
Warrants (2)                                             --           54           --              54
Futures Contracts Long (2)                               --           --           22              22
Futures Contracts Short (2)                              --           --          (57)            (57)
Forward Contracts Long (3)                     $  4,908,339           --           --    $  4,908,339
Forward Contracts Short (3)                    $(12,668,597)          --           --    $(12,668,597)
                                               ======================================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.


                                                   mainstayinvestments.com    37

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million, 0.55% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on assets up to $20 million, 0.0333% on assets from $20 million to $100 million and 0.01% on assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.04% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.63% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement, under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.19% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $371,262 and waived its fees in the amount of $47,683.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,861 and $35,157, respectively for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $167, $81, $9,474 and $1,014, respectively, for the six-month period ended April 30, 2010.



38    MainStay Diversified Income Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $22,358
----------------------------------------------
Class A                                 36,649
----------------------------------------------
Class B                                 33,610
----------------------------------------------
Class C                                 27,317
----------------------------------------------
Class I                                    481
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $10,171,405    12.1%
--------------------------------------------------
Class C                                130     0.0++
--------------------------------------------------
Class I                              1,411     0.1
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $2,079.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $9,831,785 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2010              $1,161
           2011                 523
           2014               1,450
           2016               4,026
           2017               2,672
---------------------------------- -----
          Total              $9,832
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                           2009
Distributions paid from:
  Ordinary Income                    $6,996,845
  Return of Capital                     395,761
-----------------------------------------------
Total                                $7,392,606
-----------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2010, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                              UNFUNDED     UNREALIZED
  BORROWER                   COMMITMENT  APPRECIATION
Lyondell Chemical
  Exit Term Loan
  due 3/14/16                  $900,000       $11,404
-----------------------------------------------------
Total                          $900,000       $11,404
-----------------------------------------------------



Each of these commitments is available until the maturity date of the security.



                                                   mainstayinvestments.com    39

NOTE 6--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2010, the Fund held the following foreign currency forward contracts:

                                                                      CONTRACT         CONTRACT        UNREALIZED
                                                                        AMOUNT           AMOUNT     APPRECIATION/
                                                 COUNTERPARTY        PURCHASED             SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 5/13/10                  JPMorgan Securities, Inc.    EUR 7,500,000    USD 9,992,325        USD (6,125)
-----------------------------------------------------------------------------------------------------------------




                                                           CONTRACT                  CONTRACT
                                                             AMOUNT                    AMOUNT
                                                               SOLD                 PURCHASED
Foreign Currency Sale
  Contracts:
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 5/13/10       JPMorgan Chase Bank         EUR  7,500,000                10,031,475                  45,275
---------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S.
  Dollar,
  expiring 5/13/10       JPMorgan Chase Bank        JPY 500,000,000                 5,349,882                  26,762
---------------------------------------------------------------------------------------------------------------------
Pound Sterling vs.
  U.S. Dollar,
  expiring 5/13/10       JPMorgan Chase Bank         GBP    700,000                 1,068,669                  (2,333)
---------------------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation on
  foreign currency
  forward contracts                                                                                        USD 63,579
---------------------------------------------------------------------------------------------------------------------



As of April 30, 2010, the Fund held the following foreign currency:

                                                            CURRENCY          COST         VALUE
Brazilian Real                                            BRL 63,452    USD 34,682    USD 36,503
------------------------------------------------------------------------------------------------



NOTE 7--RESTRICTED SECURITY:

As of April 30, 2010, the Fund held the following restricted security:

                                              DATE OF    PRINCIPAL              4/30/10     PERCENTAGE OF
 SECURITY                                 ACQUISITION       AMOUNT      COST       VALUE       NET ASSETS
At Home Corp. Convertible Bond 4.75%,
  due 12/31/49                                7/25/01      504,238    $8,348         $50              0.0%++
---------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 8--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 9--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 10--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $11,092 and $10,501, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $97,067 and $75,733, respectively.



40    MainStay Diversified Income Fund

NOTE 11--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES       AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                       218,761  $ 1,917,000
Shares issued to shareholders
  in reinvestment of
  dividends                        37,912      330,791
Shares redeemed                  (140,567)  (1,227,662)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      116,106    1,020,129
Shares converted into
  Investor Class
  (See Note 1)                     64,032      557,054
Shares converted from
  Investor Class
  (See Note 1)                    (81,430)    (706,888)
                               -----------------------
Net increase                       98,708  $   870,295
                               =======================
Year ended October 31, 2009:
Shares sold                       217,043  $ 1,665,811
Shares issued to shareholders
  in reinvestment of
  dividends                       114,218      842,674
Shares redeemed                  (299,081)  (2,248,741)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                       32,180      259,744
Shares converted into
  Investor Class
  (See Note 1)                    146,213    1,089,759
Shares converted from
  Investor Class
  (See Note 1)                   (124,403)    (991,395)
                               -----------------------
Net increase                       53,990  $   358,108
                               =======================


 CLASS A                           SHARES       AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                     2,635,622  $22,875,407

Shares issued to shareholders
  in reinvestment of
  dividends                       179,664    1,559,400

Shares redeemed                  (700,972)  (6,063,818)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                    2,114,314   18,370,989

Shares converted into Class A
  (See Note 1)                    188,874    1,632,286

Shares converted from Class A

  (See Note 1)                    (17,982)    (158,779)

Shares converted from
  Class A (a)                    (104,753)    (900,875)
                               -----------------------

Net increase                    2,180,453  $18,943,621
                               =======================


Year ended October 31, 2009:

Shares sold                     1,465,154  $11,304,022

Shares issued to shareholders
  in reinvestment of
  dividends                       430,086    3,162,284

Shares redeemed                (1,231,063)  (9,142,296)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                      664,177    5,324,010

Shares converted into Class A
  (See Note 1)                    276,610    2,159,198

Shares converted from Class A

  (See Note 1)                    (69,482)    (512,125)
                               -----------------------


Net increase                      871,305  $ 6,971,083
                               =======================



 CLASS B                           SHARES       AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       258,671  $ 2,246,587

Shares issued to shareholders
  in reinvestment of
  dividends                        41,841      361,637

Shares redeemed                  (215,301)  (1,845,842)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                       85,211      762,382

Shares converted from Class B

  (See Note 1)                   (153,928)  (1,323,673)
                               -----------------------


Net decrease                      (68,717) $  (561,291)
                               =======================


Year ended October 31, 2009:

Shares sold                       419,871  $ 3,148,237

Shares issued to shareholders
  in reinvestment of
  dividends                       155,105    1,128,177

Shares redeemed                  (658,991)  (4,925,067)
                               -----------------------


Net decrease in shares
  outstanding before
  conversion                      (84,015)    (648,653)

Shares converted from Class B

  (See Note 1)                   (229,894)  (1,745,437)
                               -----------------------


Net decrease                     (313,909) $(2,394,090)
                               =======================



 CLASS C                           SHARES       AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       908,075  $ 7,876,830

Shares issued to shareholders
  in reinvestment of
  dividends                        26,948      233,334

Shares redeemed                  (164,813)  (1,419,951)
                               -----------------------


Net increase                      770,210  $ 6,690,213
                               =======================


Year ended October 31, 2009:

Shares sold                       610,922  $ 4,654,326

Shares issued to shareholders
  in reinvestment of
  dividends                        61,342      447,865

Shares redeemed                  (456,544)  (3,377,082)
                               -----------------------


Net increase                      215,720  $ 1,725,109
                               =======================



 CLASS I                           SHARES       AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       113,819  $ 1,003,869

Shares issued to shareholders
  in reinvestment of
  dividends                         2,050       17,924

Shares redeemed                    (2,485)     (21,823)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                      113,384      999,970

Shares converted into
  Class I (a)                     104,753      900,875
                               -----------------------


Net increase                      218,137  $ 1,900,845
                               =======================


Year ended October 31, 2009:

Shares sold                         5,467  $    41,405

Shares issued to shareholders
  in reinvestment of
  dividends                         2,860       21,002

Shares redeemed                    (6,611)     (47,625)
                               -----------------------

Net increase                        1,716  $    14,782
                               =======================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same

                                                   mainstayinvestments.com    41
    fund for which you are eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 13--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



42    MainStay Diversified Income Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    43

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18410 MS121-10                                         MSDI10-06/10
                                                                              16

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY LARGE CAP GROWTH FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY LARGE CAP GROWTH FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------
FINANCIAL STATEMENTS                       15
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges          7.83%    25.01%    4.75%    -0.55%
Excluding sales charges    14.10     32.29     5.94      0.01




(With sales charges)

                                                            (PERFORMANCE GRAPH)

              MAINSTAY LARGE
                CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                   FUND           GROWTH INDEX        INDEX
              --------------    ---------------    ----------
4/30/00             9450             10000            10000
4/30/01             7750              6775             8703
4/30/02             6521              5413             7604
4/30/03             5562              4636             6592
4/30/04             6851              5640             8100
4/30/05             7091              5662             8614
4/30/06             8609              6522             9941
4/30/07             9284              7321            11456
4/30/08            10259              7304            10920
4/30/09             7154              4998             7064
4/30/10             9464              6905             9808



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges          7.98%    25.14%    4.82%    -0.52%
Excluding sales charges    14.26     32.43     6.01      0.05




(With sales charges)

                                                            (PERFORMANCE GRAPH)

                         MAINSTAY LARGE
                           CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                              FUND           GROWTH INDEX        INDEX
                         --------------    ---------------    ----------
4/30/00                       23625             25000            25000
                              19376             16937            21757
                              16302             13532            19010
                              13904             11590            16480
                              17127             14099            20250
                              17727             14156            21534
                              21523             16305            24853
                              23210             18302            28640
                              25610             18260            27301
                              17923             12495            17660
4/30/10                       23735             17264            24520



CLASS B SHARES(4)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges          8.67%    26.10%    4.80%    -0.74%
Excluding sales charges    13.67     31.10     5.13     -0.74




(With sales charges)

                                                            (PERFORMANCE GRAPH)

            MAINSTAY LARGE
              CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                 FUND           GROWTH INDEX        INDEX
            --------------    ---------------    ----------
4/30/00          10000             10000            10000
                  8140              6775             8703
                  6798              5413             7604
                  5754              4636             6592
                  7035              5640             8100
                  7231              5662             8614
                  8719              6522             9941
                  9331              7321            11456
                 10218              7304            10920
                  7082              4998             7064
4/30/10           9285              6905             9808







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE      FIVE      TEN
TOTAL RETURNS    MONTHS     YEAR     YEARS     YEARS
----------------------------------------------------
With sales
  charges        12.48%    30.17%    5.09%    -0.76%
Excluding
  sales
  charges        13.48     31.17     5.09     -0.76




(With sales charges)

                                                            (PERFORMANCE GRAPH)

              MAINSTAY LARGE
                CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                   FUND           GROWTH INDEX        INDEX
              --------------    ---------------    ----------
4/30/00            10000             10000            10000
                    8140              6775             8703
                    6798              5413             7604
                    5754              4636             6592
                    7035              5640             8100
                    7231              5662             8614
                    8704              6522             9941
                    9331              7321            11456
                   10218              7304            10920
                    7067              4998             7064
4/30/10             9270              6905             9808



CLASS I SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE      FIVE     TEN
TOTAL RETURNS    MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------
                 14.46%    32.99%    6.54%    0.42%




                                                            (PERFORMANCE GRAPH)

                         MAINSTAY LARGE
                           CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                              FUND           GROWTH INDEX        INDEX
                         --------------    ---------------    ----------
4/30/00                       10000             10000            10000
                               8222              6775             8703
                               6935              5413             7604
                               5930              4636             6592
                               7322              5640             8100
                               7596              5662             8614
                               9287              6522             9941
                              10091              7321            11456
                              11183              7304            10920
                               7841              4998             7064
4/30/10                       10428              6905             9808



CLASS R1 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE      FIVE     TEN
TOTAL RETURNS    MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------
                 14.21%    32.58%    6.34%    0.28%




                                                            (PERFORMANCE GRAPH)

            MAINSTAY LARGE
              CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                 FUND           GROWTH INDEX        INDEX
            --------------    ---------------    ----------
4/30/00          10000             10000            10000
                  8214              6775             8703
                  6921              5413             7604
                  5912              4636             6592
                  7293              5640             8100
                  7559              5662             8614
                  9210              6522             9941
                  9977              7321            11456
                 11064              7304            10920
                  7755              4998             7064
4/30/10          10281              6905             9808






   accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Additionally, certain voluntary waivers or reimbursements will remain in effect until at least November 12, 2010 and others may be discontinued at any time.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been lower.
4. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been lower.
5. Performance figures for Class R3 shares which were first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which

THE FOOTNOTES ON THE PRECEDING PAGE AND THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Large Cap Growth Fund

CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  14.18%    32.50%    6.11%    0.04%




                                                            (PERFORMANCE GRAPH)

              MAINSTAY LARGE
                CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                   FUND           GROWTH INDEX        INDEX
              --------------    ---------------    ----------
4/30/00            10000             10000            10000
                    8193              6775             8703
                    6887              5413             7604
                    5868              4636             6592
                    7221              5640             8100
                    7466              5662             8614
                    9065              6522             9941
                    9808              7321            11456
                   10850              7304            10920
                    7581              4998             7064
4/30/10            10045              6905             9808



CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE      TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS     YEARS
-----------------------------------------------------
                  13.95%    31.87%    5.80%    -0.23%




                                                            (PERFORMANCE GRAPH)

                                 MAINSTAY LARGE
                                   CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                      FUND           GROWTH INDEX        INDEX
                                 --------------    ---------------    ----------
4/30/00                               10000             10000            10000
                                       8173              6775             8703
                                       6852              5413             7604
                                       5824              4636             6592
                                       7149              5640             8100
                                       7373              5662             8614
                                       8921              6522             9941
                                       9620              7321            11456
                                      10615              7304            10920
                                       7413              4998             7064
4/30/10                                9776              6905             9808




BENCHMARK PERFORMANCE                        SIX       ONE      FIVE      TEN
                                           MONTHS     YEAR     YEARS     YEARS
Russell 1000(R) Growth Index(6)            15.79%    38.16%    4.05%    -3.63%
S&P 500(R) Index(7)                        15.66     38.84     2.63     -0.19
Average Lipper large-cap growth fund(8)    14.71     34.87     3.37     -2.51





   represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,141.00        $ 6.74         $1,018.50         $ 6.36
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,142.60        $ 6.11         $1,019.10         $ 5.76
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,136.70        $10.70         $1,014.80         $10.09
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,134.80        $10.69         $1,014.80         $10.09
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,144.60        $ 4.52         $1,020.60         $ 4.26
-------------------------------------------------------------------------------------------------------
CLASS R1 SHARES               $1,000.00       $1,142.10        $ 5.26         $1,019.90         $ 4.96
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,141.80        $ 6.64         $1,018.60         $ 6.26
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,139.50        $ 7.96         $1,017.40         $ 7.50
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Investor Class, 1.15% for Class A, 2.02% for Class B and Class C, 0.85% for Class I, 0.99% for Class R1, 1.25% for Class R2 and 1.50% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


8    MainStay Large Cap Growth Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Computers & Peripherals                 10.5%
IT Services                              8.4
Machinery                                6.2
Communications Equipment                 5.7
Software                                 5.6
Energy Equipment & Services              5.0
Internet Software & Services             5.0
Semiconductors & Semiconductor
  Equipment                              4.4
Health Care Providers & Services         4.0
Internet & Catalog Retail                4.0
Diversified Financial Services           3.8
Specialty Retail                         3.7
Capital Markets                          3.4
Oil, Gas & Consumable Fuels              3.3
Pharmaceuticals                          3.0
Road & Rail                              2.7
Metals & Mining                          2.4
Multiline Retail                         2.4
Aerospace & Defense                      2.0
Biotechnology                            2.0
Food & Staples Retailing                 1.4
Air Freight & Logistics                  1.1
Beverages                                1.1
Hotels, Restaurants & Leisure            1.0
Chemicals                                0.9
Construction & Engineering               0.9
Electronic Equipment & Instruments       0.9
Diversified Consumer Services            0.8
Electrical Equipment                     0.7
Personal Products                        0.7
Short-Term Investment                    1.5
Other Assets, Less Liabilities           1.5
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Apple, Inc.
    2.  Hewlett-Packard Co.
    3.  Visa, Inc. Class A
    4.  Cognizant Technology Solutions Corp.
        Class A
    5.  Cisco Systems, Inc.
    6.  JPMorgan Chase & Co.
    7.  Schlumberger, Ltd.
    8.  Union Pacific Corp.
    9.  Medco Health Solutions, Inc.
   10.  Danaher Corp.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT, INC., THE FUND'S SUBADVISOR.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 14.10% for Investor Class shares, 14.26% for Class A shares, 13.67% for Class B shares and 13.48% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund returned 14.46% for Class I shares, 14.21% for Class R1 shares, 14.18% for Class R2 shares and 13.95% for Class R3 shares. All share classes underperformed the 14.71% return of the average Lipper(1) large-cap growth fund and the 15.79% return of the Russell 1000(R) Growth Index for the six months ended April 30, 2010. The Russell 1000(R) Growth Index(2) is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

After the market volatility of the past two years, the market seemed relatively calm over the six-month reporting period. Toward the end of January 2010, a variety of investor concerns caused the stock market to pull back nearly 10% from its mid-January level. However, when the balance of economic data showed continuing gradual improvement, especially in corporate profits, stocks resumed their upward climb and produced solid gains for the reporting period. Against this backdrop, lower-quality, lower-market-cap and higher-risk stocks generally outperformed higher-quality, large-cap stocks held in the Fund. During the January pullback, some stocks that had previously been strong performers suffered when investors took profits. While the Fund outperformed the Russell 1000(R) Growth Index in February and March 2010, the Fund trailed the Index for the six-month reporting period as a whole.

The Fund's underperformance relative to the Russell 1000(R) Growth Index was mainly due to stock selection, with the largest negative impact on performance coming from financial stocks. The potential effects of new financial regulation as well as stock-specific events affected the Fund's holdings more than these factors affected the Russell 1000(R) Growth Index as a whole. Negative stock selection was somewhat tempered by a positive contribution from sector selection. The Fund's underweight in the relatively weak-performing consumer staples sector had a positive impact on relative performance.

WHICH SECTORS WERE THE FUND'S STRONGEST CONTRIBUTORS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

The Fund's best-performing sectors in terms of total return and contribution to return (which takes weightings and total returns into account) were information technology, consumer discretionary and industrials. The sectors with the lowest total returns were energy, financials and consumer staples.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

The stocks that made the strongest contributions to the Fund's absolute performance were computers & peripherals company Apple, online travel company priceline.com and IT services firm Cognizant Technology Solutions. Stocks that detracted the most from the Fund's absolute performance included semiconductor company Qualcomm, financial services firm Goldman Sachs Group and drugstore company CVS Caremark.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we sold the Fund's positions in oil producers Suncor Energy and Petroleo Brasileiro, S.A., and purchased positions in oil services companies Dresser Rand and FMC Technologies in anticipation of accelerated spending on oil services. The net effect was a slight reduction in our energy overweight.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we made only modest shifts in the Fund's sector weightings. The largest increases in sector weightings moved the Fund's positions in consumer staples and health care from substantially underweight relative to the Russell 1000(R) Growth Index to less underweight. The largest decrease in sector weighting was a modest reduction in the Fund's overweight position in the energy sector.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's sector weightings are principally driven by our bottom-up stock selection process. As of April 30, 2010, the Fund held its largest overweight position relative to the Russell 1000(R) Growth Index in

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

10    MainStay Large Cap Growth Fund
energy, which was the second-worst performing sector during the reporting period and detracted from the Fund's performance. As of the same date, the Fund held its most significant underweight position relative to the benchmark in consumer staples. Since the sector underperformed the Russell 1000(R) Growth Index, our decision to underweight the sector contributed positively to the Fund's relative performance.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                  SHARES           VALUE
COMMON STOCKS 97.0%+
--------------------------------------------------------

AEROSPACE & DEFENSE 2.0%
United Technologies Corp.      1,388,100  $  104,038,095
                                          --------------


AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide,
  Inc.                           892,400      53,811,720
                                          --------------


BEVERAGES 1.1%
PepsiCo, Inc.                    826,200      53,884,764
                                          --------------


BIOTECHNOLOGY 2.0%
Celgene Corp. (a)              1,222,900      75,758,655
Gilead Sciences, Inc. (a)        635,700      25,218,219
                                          --------------
                                             100,976,874
                                          --------------

CAPITAL MARKETS 3.4%
Charles Schwab Corp. (The)     2,577,900      49,727,691
Goldman Sachs Group, Inc.
  (The)                          694,000     100,768,800
Invesco, Ltd.                    918,600      21,118,614
                                          --------------
                                             171,615,105
                                          --------------

CHEMICALS 0.9%
Ecolab, Inc.                     991,500      48,424,860
                                          --------------


COMMUNICATIONS EQUIPMENT 5.7%
V  Cisco Systems, Inc. (a)     5,354,000     144,129,680
Juniper Networks, Inc. (a)       949,900      26,986,659
QUALCOMM, Inc.                 3,040,600     117,792,844
                                          --------------
                                             288,909,183
                                          --------------

COMPUTERS & PERIPHERALS 10.5%
V  Apple, Inc. (a)               903,900     236,026,368
Dell, Inc. (a)                 3,338,000      54,008,840
EMC Corp. (a)                  3,238,900      61,571,489
V  Hewlett-Packard Co.         3,503,200     182,061,304
                                          --------------
                                             533,668,001
                                          --------------

CONSTRUCTION & ENGINEERING 0.9%
Fluor Corp.                      892,400      47,154,416
                                          --------------


DIVERSIFIED CONSUMER SERVICES 0.8%
New Oriental Education &
  Technology Group, Inc.,
  Sponsored ADR (a)(b)           429,600      40,197,672
                                          --------------


DIVERSIFIED FINANCIAL SERVICES 3.8%
IntercontinentalExchange,
  Inc. (a)                       429,600      50,104,248
V  JPMorgan Chase & Co.        3,338,000     142,132,040
                                          --------------
                                             192,236,288
                                          --------------

ELECTRICAL EQUIPMENT 0.7%
First Solar, Inc. (a)            260,000      37,323,000
                                          --------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 0.9%
Agilent Technologies, Inc.
  (a)                          1,289,000      46,739,140
                                          --------------


ENERGY EQUIPMENT & SERVICES 5.0%
Dresser-Rand Group, Inc.
  (a)                          1,652,500      58,300,200
FMC Technologies, Inc. (a)       793,100      53,684,939
V  Schlumberger, Ltd.          1,973,100     140,918,802
                                          --------------
                                             252,903,941
                                          --------------

FOOD & STAPLES RETAILING 1.4%
Costco Wholesale Corp.         1,189,800      70,293,384
                                          --------------


HEALTH CARE PROVIDERS & SERVICES 4.0%
Express Scripts, Inc. (a)        710,500      71,142,365
V  Medco Health Solutions,
  Inc. (a)                     2,280,400     134,361,168
                                          --------------
                                             205,503,533
                                          --------------

HOTELS, RESTAURANTS & LEISURE 1.0%
Yum! Brands, Inc.              1,255,900      53,275,278
                                          --------------


INTERNET & CATALOG RETAIL 4.0%
Amazon.com, Inc. (a)             660,950      90,589,807
Priceline.com, Inc. (a)          429,650     112,589,783
                                          --------------
                                             203,179,590
                                          --------------

INTERNET SOFTWARE & SERVICES 5.0%
Baidu, Inc., Sponsored ADR
  (a)(b)                          85,950      59,245,335
Equinix, Inc. (a)                809,700      81,496,305
Google, Inc. Class A (a)         221,430     116,348,179
                                          --------------
                                             257,089,819
                                          --------------

IT SERVICES 8.4%
V  Cognizant Technology
  Solutions Corp. Class A
  (a)                          3,404,100     174,221,838
MasterCard, Inc. Class A         280,950      69,686,838
V  Visa, Inc. Class A          2,016,000     181,903,680
                                          --------------
                                             425,812,356
                                          --------------

MACHINERY 6.2%
V  Danaher Corp.               1,586,400     133,701,792
Deere & Co.                      892,400      53,383,368
Flowserve Corp.                  462,700      53,016,166
Illinois Tool Works, Inc.      1,502,900      76,798,190
                                          --------------
                                             316,899,516
                                          --------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

12    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING 2.4%
Cliffs Natural Resources,
  Inc.                         1,156,800  $   72,334,704
Freeport-McMoRan Copper &
  Gold, Inc.                     627,900      47,425,287
                                          --------------
                                             119,759,991
                                          --------------

MULTILINE RETAIL 2.4%
Kohl's Corp. (a)               1,123,700      61,792,263
Target Corp.                   1,024,600      58,269,002
                                          --------------
                                             120,061,265
                                          --------------

OIL, GAS & CONSUMABLE FUELS 3.3%
EOG Resources, Inc.              463,800      52,001,256
Occidental Petroleum Corp.       596,900      52,921,154
Peabody Energy Corp.           1,355,000      63,305,600
                                          --------------
                                             168,228,010
                                          --------------


PERSONAL PRODUCTS 0.7%
Estee Lauder Cos., Inc.
  (The) Class A                  508,900      33,546,688
                                          --------------


PHARMACEUTICALS 3.0%
Shire PLC, ADR (b)               760,100      50,044,984
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)            1,784,700     104,815,431
                                          --------------
                                             154,860,415
                                          --------------

ROAD & RAIL 2.7%
V  Union Pacific Corp.         1,850,800     140,031,528
                                          --------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.4%
Broadcom Corp. Class A         1,520,300      52,435,147
Lam Research Corp. (a)         1,388,100      56,287,455
Linear Technology Corp.        1,421,100      42,718,266
Marvell Technology Group,
  Ltd. (a)                     3,635,400      75,071,010
                                          --------------
                                             226,511,878
                                          --------------

SOFTWARE 5.6%
Citrix Systems, Inc. (a)       1,057,600      49,707,200
Microsoft Corp.                2,776,200      84,785,148
Oracle Corp.                   3,866,800      99,918,112
Salesforce.com, Inc. (a)         295,800      25,320,480
VMware, Inc. Class A (a)         431,200      26,579,168
                                          --------------
                                             286,310,108
                                          --------------

SPECIALTY RETAIL 3.7%
O'Reilly Automotive, Inc.
  (a)                          1,156,800      56,555,952
Staples, Inc.                  2,148,200      50,547,146
Urban Outfitters, Inc. (a)     2,119,000      79,483,690
                                          --------------
                                             186,586,788
                                          --------------
Total Common Stocks
  (Cost $4,162,302,324)                    4,939,833,206
                                          --------------


                               PRINCIPAL
                                  AMOUNT
SHORT-TERM INVESTMENT 1.5%
--------------------------------------------------------

REPURCHASE AGREEMENT 1.5%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $74,084,169
  (Collateralized by a
  United States
  Treasury Bill with a rate
  of 0.107% and a maturity
  date of 6/3/10,
  with a Principal Amount
  of $75,575,000 and a
  Market Value of
  $75,567,443)               $74,084,107      74,084,107
                                          --------------
Total Short-Term Investment
  (Cost $74,084,107)                          74,084,107
                                          --------------
Total Investments
  (Cost $4,236,386,431) (c)         98.5%  5,013,917,313
Other Assets, Less
  Liabilities                        1.5      76,689,907
                             -----------  --------------



Net Assets                         100.0% $5,090,607,220
                             ===========  ==============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2010, cost is $4,282,874,323
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $804,946,800
Gross unrealized depreciation      (73,903,810)
                                  ------------
Net unrealized appreciation       $731,042,990
                                  ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER    SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE   UNOBSERVABLE
                                                     ASSETS       INPUTS         INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)      (LEVEL 3)           TOTAL
Investments in Securities(a)
 Common Stocks                               $4,939,833,206  $        --  $          --  $4,939,833,206
 Short-Term Investment
     Repurchase Agreement                                --   74,084,107             --      74,084,107
                                             --------------  -----------  -------------  --------------
 Total Investments in Securities             $4,939,833,206  $74,084,107            $--  $5,013,917,313
                                             ==============  ===========  =============  ==============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


14    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $4,236,386,431)  $5,013,917,313
Receivables:
  Investment securities sold           141,877,424
  Fund shares sold                      42,996,398
  Dividends and interest                   735,466
Other assets                               281,287
                                    --------------
     Total assets                    5,199,807,888
                                    --------------

LIABILITIES:
Payables:
  Investment securities purchased       97,564,004
  Fund shares redeemed                   7,098,688
  Manager (See Note 3)                   2,702,721
  Transfer agent (See Note 3)            1,042,856
  NYLIFE Distributors (See Note 3)         630,948
  Shareholder communication                 74,393
  Professional fees                         65,942
  Trustees                                   7,160
  Custodian                                  1,659
Accrued expenses                            12,297
                                    --------------
     Total liabilities                 109,200,668
                                    --------------
Net assets                          $5,090,607,220
                                    ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $    7,952,516
Additional paid-in capital           4,517,690,755
                                    --------------
                                     4,525,643,271
Accumulated net investment loss         (9,805,590)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (202,761,343)
Net unrealized appreciation on
  investments                          777,530,882
                                    --------------
Net assets                          $5,090,607,220
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   86,619,820
                                    ==============
Shares of beneficial interest
  outstanding                           13,736,703
                                    ==============
Net asset value per share
  outstanding                       $         6.31
Maximum sales charge (5.50% of
  offering price)                             0.37
                                    --------------
Maximum offering price per share
  outstanding                       $         6.68
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $1,365,266,581
                                    ==============
Shares of beneficial interest
  outstanding                          215,824,821
                                    ==============
Net asset value per share
  outstanding                       $         6.33
Maximum sales charge (5.50% of
  offering price)                             0.37
                                    --------------
Maximum offering price per share
  outstanding                       $         6.70
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $   90,304,287
                                    ==============
Shares of beneficial interest
  outstanding                           14,879,100
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.07
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  250,574,262
                                    ==============
Shares of beneficial interest
  outstanding                           41,317,019
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.06
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $2,796,792,018
                                    ==============
Shares of beneficial interest
  outstanding                          431,169,042
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.49
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $  296,348,406
                                    ==============
Shares of beneficial interest
  outstanding                           46,071,033
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.43
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $  173,936,714
                                    ==============
Shares of beneficial interest
  outstanding                           27,363,273
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.36
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $   30,765,132
                                    ==============
Shares of beneficial interest
  outstanding                            4,890,599
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.29
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 13,767,770
  Interest                                  5,254
                                     ------------
     Total income                      13,773,024
                                     ------------
EXPENSES:
  Manager (See Note 3)                 14,804,314
  Transfer agent (See Note 3)           4,213,872
  Distribution/Service--Investor
     Class (See Note 3)                   103,118
  Distribution/Service--Class A
     (See Note 3)                       2,093,724
  Distribution/Service--Class B
     (See Note 3)                         446,011
  Distribution/Service--Class C
     (See Note 3)                       1,110,307
  Distribution/Service--Class R2
     (See Note 3)                         183,743
  Distribution/Service--Class R3
     (See Note 3)                          54,870
  Professional fees                       287,204
  Shareholder communication               280,277
  Registration                            188,562
  Trustees                                 68,789
  Custodian                                32,127
  Shareholder service (See Note 3)        195,045
  Miscellaneous                            68,380
                                     ------------
     Total expenses before waiver      24,130,343
  Expense waiver from Manager (See
     Note 3)                             (551,729)
                                     ------------
     Net expenses                      23,578,614
                                     ------------
Net investment loss                    (9,805,590)
                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions               173,994,841
  Foreign currency transactions               327
                                     ------------
Net realized gain on investments
  and foreign currency transactions   173,995,168
                                     ------------
Net change in unrealized
  appreciation on investments         380,381,827
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                        554,376,995
                                     ------------
Net increase in net assets
  resulting from operations          $544,571,405
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $205,909.


16    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010            2009
INCREASE IN NET ASSETS:
Operations:
 Net investment loss        $   (9,805,590) $   (7,329,702)
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                 173,995,168    (221,418,993)
 Net change in unrealized
  appreciation on
  investments                  380,381,827     719,911,021
                            ------------------------------
 Net increase in net
  assets resulting from
  operations                   544,571,405     491,162,326
                            ------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                  1,428,390,055   2,328,749,338
 Net asset value of
  shares issued in
  connection with the
  acquisition of MainStay
  Mid Cap Growth Fund
  (See Note 9)                 159,791,755              --
 Cost of shares redeemed      (633,284,384)   (793,865,436)
                            ------------------------------
    Increase in net assets
     derived from capital
     share transactions        954,897,426   1,534,883,902
                            ------------------------------
    Net increase in net
     assets                  1,499,468,831   2,026,046,228
NET ASSETS:
Beginning of period          3,591,138,389   1,565,092,161
                            ------------------------------
End of period               $5,090,607,220  $3,591,138,389
                            ==============================
Accumulated net investment
 loss at end of period      $   (9,805,590) $           --
                            ==============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          INVESTOR CLASS
                                     -------------------------------------------------------
                                                                                FEBRUARY 28,
                                     SIX MONTHS                                    2008**
                                        ENDED                                      THROUGH
                                      APRIL 30,  YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                        2010*              2009                     2008
Net asset value at beginning of
  period                               $  5.53           $  4.70                   $  6.63
                                       -------           -------                   -------
Net investment loss (a)                  (0.02)            (0.03)                    (0.03)
Net realized and unrealized gain
  (loss) on investments                   0.80              0.86                     (1.90)
                                       -------           -------                   -------
Total from investment operations          0.78              0.83                     (1.93)
                                       -------           -------                   -------
Less distributions:
  From net realized gain on
     investments                            --                --                        --
                                       -------           -------                   -------
Net asset value at end of period       $  6.31           $  5.53                   $  4.70
                                       =======           =======                   =======
Total investment return (b)              14.10%(c)         17.66%                   (29.11%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                    (0.63%)++         (0.62%)                   (0.73%)++
  Net expenses                            1.27% ++          1.45%                     1.38% ++
  Expenses (before
     waiver/reimbursement)                1.27% ++          1.45%                     1.39% ++
Portfolio turnover rate                     46%               62%                      115%
Net assets at end of period (in
  000's)                               $86,620           $59,499                   $46,762




                                                                            CLASS B
                                           ------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                        YEAR ENDED OCTOBER 31,
                                              2010*            2009           2008           2007            2006
Net asset value at beginning of
  period                                     $  5.34         $  4.57        $  7.24        $   5.77        $   5.29
                                             -------         -------        -------        --------        --------
Net investment loss (a)                        (0.04)          (0.06)         (0.09)          (0.08)          (0.07)
Net realized and unrealized gain
  (loss) on investments                         0.77            0.83          (2.58)           1.55            0.55
                                             -------         -------        -------        --------        --------
Total from investment operations                0.73            0.77          (2.67)           1.47            0.48
                                             -------         -------        -------        --------        --------
Less distributions:
  From net realized gain on
     investments                                  --              --             --              --           (0.00)++
                                             -------         -------        -------        --------        --------
Net asset value at end of period             $  6.07         $  5.34        $  4.57        $   7.24        $   5.77
                                             =======         =======        =======        ========        ========
Total investment return (b)                    13.67%(c)       16.85%        (36.88%)         25.48%           9.13%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (1.38%)++       (1.35%)        (1.34%)         (1.34%)         (1.29%)
  Net expenses                                  2.02% ++        2.20%          2.10%           2.11%           2.15%
  Expenses (before
     waiver/reimbursement)                      2.02% ++        2.21%          2.12%           2.18%           2.38%
Portfolio turnover rate                           46%             62%           115%             74%             92%
Net assets at end of period (in
  000's)                                     $90,304         $63,327        $65,996        $132,402        $133,330
                                                     CLASS B
                                           ---------------------------
                                             JULY 1,          APRIL 1,
                                             2005***           2005**
                                             THROUGH           THROUGH
                                           OCTOBER 31,        JUNE 30,
                                               2005             2005
Net asset value at beginning of
  period                                     $   5.06         $   4.83
                                             --------         --------
Net investment loss (a)                         (0.03)           (0.00)++
Net realized and unrealized gain
  (loss) on investments                          0.26             0.23
                                             --------         --------
Total from investment operations                 0.23             0.23
                                             --------         --------
Less distributions:
  From net realized gain on
     investments                                   --               --
                                             --------         --------
Net asset value at end of period             $   5.29         $   5.06
                                             ========         ========
Total investment return (b)                      4.55%(c)         4.76%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                           (1.52%)++        (1.41%)++
  Net expenses                                   2.15% ++         2.15% ++
  Expenses (before
     waiver/reimbursement)                       2.52% ++         4.24% ++
Portfolio turnover rate                            29%              27%
Net assets at end of period (in
  000's)                                     $169,703         $168,063



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                            CLASS A
-----------------------------------------------------------------------------------------------
                                                                        JULY 1,
      SIX MONTHS                                                        2005***
         ENDED                                                          THROUGH      YEAR ENDED
       APRIL 30,                YEAR ENDED OCTOBER 31,                OCTOBER 31,     JUNE 30,
         2010*         2009         2008        2007        2006          2005          2005
      $     5.54    $     4.70    $   7.37    $   5.84    $   5.31      $  5.06        $  4.69
      ----------    ----------    --------    --------    --------      -------        -------
           (0.02)        (0.02)      (0.03)      (0.04)      (0.03)       (0.01)         (0.03)
            0.81          0.86       (2.64)       1.57        0.56         0.26           0.40
      ----------    ----------    --------    --------    --------      -------        -------
            0.79          0.84       (2.67)       1.53        0.53         0.25           0.37
      ----------    ----------    --------    --------    --------      -------        -------

              --            --          --          --          --        (0.00)++          --
      ----------    ----------    --------    --------    --------      -------        -------
      $     6.33    $     5.54    $   4.70    $   7.37    $   5.84      $  5.31        $  5.06
      ==========    ==========    ========    ========    ========      =======        =======
           14.26%(c)     17.87%(d)  (36.36%)     26.20%      10.04%        4.94%(c)       7.89%

           (0.49%)++     (0.43%)     (0.52%)     (0.61%)     (0.53%)      (0.77%)++      (0.29%)
            1.15% ++      1.21%       1.23%       1.36%       1.40%        1.40% ++       1.35%
            1.15% ++      1.24%       1.26%       1.43%       1.63%        1.77% ++       3.01%
              46%           62%        115%         74%         92%          29%            27%
      $1,365,267    $1,662,622    $495,184    $374,978    $200,500      $71,859        $67,000



                                         CLASS C
----------------------------------------------------------------------------------------
                                                                   JULY 1,      APRIL 1,
      SIX MONTHS                                                   2005***       2005**
         ENDED                                                     THROUGH       THROUGH
       APRIL 30,              YEAR ENDED OCTOBER 31,             OCTOBER 31,    JUNE 30,
         2010*        2009        2008       2007       2006         2005         2005
       $   5.33     $   4.57    $  7.23    $  5.77    $  5.29       $ 5.05       $ 4.83
       --------     --------    -------    -------    -------       ------       ------
          (0.04)       (0.07)     (0.09)     (0.09)     (0.07)       (0.03)       (0.01)
           0.77         0.83      (2.57)      1.55       0.55         0.27         0.23
       --------     --------    -------    -------    -------       ------       ------
           0.73         0.76      (2.66)      1.46       0.48         0.24         0.22
       --------     --------    -------    -------    -------       ------       ------

             --           --         --         --      (0.00)++        --           --
       --------     --------    -------    -------    -------       ------       ------
       $   6.06     $   5.33    $  4.57    $  7.23    $  5.77       $ 5.29       $ 5.05
       ========     ========    =======    =======    =======       ======       ======
          13.70%(c)(d) 16.63%(d) (36.79%)    25.30%      9.13%        4.75%(c)     4.55%(c)

          (1.39%)++    (1.38%)    (1.41%)    (1.37%)    (1.29%)      (1.52%)++    (1.41%)++
           2.02% ++     2.19%      2.11%      2.11%      2.15%        2.15% ++     2.15% ++
           2.02% ++     2.20%      2.12%      2.18%      2.38%        2.52% ++     4.24% ++
             46%          62%       115%        74%        92%          29%          27%
       $250,574     $174,955    $93,249    $58,119    $18,171       $8,024       $7,190




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                                                              CLASS I
                                           ----------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                          YEAR ENDED OCTOBER 31,
                                              2010*             2009             2008            2007            2006
Net asset value at beginning of
  period                                   $     5.67        $     4.79        $   7.49        $   5.89        $   5.33
                                           ----------        ----------        --------        --------        --------
Net investment income (loss) (a)                (0.01)             0.00++         (0.01)          (0.00)++         0.01
Net realized and unrealized gain
  (loss) on investments                          0.83              0.88           (2.69)           1.60            0.55
                                           ----------        ----------        --------        --------        --------
Total from investment operations                 0.82              0.88           (2.70)           1.60            0.56
                                           ----------        ----------        --------        --------        --------
Less distributions:
  From net realized gain on
     investments                                   --                --              --              --           (0.00)++
                                           ----------        ----------        --------        --------        --------
Net asset value at end of period           $     6.49        $     5.67        $   4.79        $   7.49        $   5.89
                                           ==========        ==========        ========        ========        ========
Total investment return (b)                     14.46%(c)         18.37%         (36.05%)         27.16%          10.56%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  (0.24%)++          0.00%(e)       (0.08%)         (0.01%)          0.11%
  Net expenses                                   0.85% ++          0.82%           0.79%           0.76%           0.75%
  Expenses (before
     waiver/reimbursement)                       0.90% ++          0.99%           0.94%           0.91%           0.98%
Portfolio turnover rate                            46%               62%            115%             74%             92%
Net assets at end of period (in
  000's)                                   $2,796,792        $1,341,715        $761,458        $524,485        $259,588
                                                     CLASS I
                                           ---------------------------
                                             JULY 1,          APRIL 1,
                                             2005***           2005**
                                             THROUGH           THROUGH
                                           OCTOBER 31,        JUNE 30,
                                               2005             2005
Net asset value at beginning of
  period                                     $  5.07           $  4.83
                                             -------           -------
Net investment income (loss) (a)                0.00++           (0.01)
Net realized and unrealized gain
  (loss) on investments                         0.26              0.25
                                             -------           -------
Total from investment operations                0.26              0.24
                                             -------           -------
Less distributions:
  From net realized gain on
     investments                                  --                --
                                             -------           -------
Net asset value at end of period             $  5.33           $  5.07
                                             =======           =======
Total investment return (b)                     5.13%(c)          4.97%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  0.06%++          (0.28%)++
  Net expenses                                  0.60%++           1.02% ++
  Expenses (before
     waiver/reimbursement)                      0.97%++           3.11% ++
Portfolio turnover rate                           29%               27%
Net assets at end of period (in
  000's)                                     $93,694           $14,349



                                                                          CLASS R2
                                           ---------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                       YEAR ENDED OCTOBER 31,
                                              2010*            2009            2008          2007          2006
Net asset value at beginning of
  period                                    $   5.57         $   4.72        $  7.40        $ 5.84        $ 5.30
                                            --------         --------        -------        ------        ------
Net investment loss (a)                        (0.02)           (0.02)         (0.03)        (0.02)        (0.01)
Net realized and unrealized gain
  (loss) on investments                         0.81             0.87          (2.65)         1.58          0.55
                                            --------         --------        -------        ------        ------
Total from investment operations                0.79             0.85          (2.68)         1.56          0.54
                                            --------         --------        -------        ------        ------
Less distributions:
  From net realized gain on
     investments                                  --               --             --            --         (0.00)++
                                            --------         --------        -------        ------        ------
Net asset value at end of period            $   6.36         $   5.57        $  4.72        $ 7.40        $ 5.84
                                            ========         ========        =======        ======        ======
Total investment return (b)                    14.18%(c)        18.01%        (36.22%)       26.71%        10.25%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.62%)++        (0.45%)        (0.46%)       (0.37%)       (0.24%)
  Net expenses                                  1.25% ++         1.24%          1.14%         1.11%         1.10%
  Expenses (before
     waiver/reimbursement)                      1.25% ++         1.35%          1.29%         1.27%         1.33%
Portfolio turnover rate                           46%              62%           115%           74%           92%
Net assets at end of period (in
  000's)                                    $173,937         $113,942        $35,410        $4,154        $    9
                                                     CLASS R2
                                           ---------------------------
                                             JULY 1,          APRIL 1,
                                             2005***           2005**
                                             THROUGH           THROUGH
                                           OCTOBER 31,        JUNE 30,
                                               2005             2005
Net asset value at beginning of
  period                                      $ 5.05           $ 4.83
                                              ------           ------
Net investment loss (a)                        (0.01)           (0.03)
Net realized and unrealized gain
  (loss) on investments                         0.26             0.25
                                              ------           ------
Total from investment operations                0.25             0.22
                                              ------           ------
Less distributions:
  From net realized gain on
     investments                                  --               --
                                              ------           ------
Net asset value at end of period              $ 5.30           $ 5.05
                                              ======           ======
Total investment return (b)                     4.95%(c)         4.55%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.51%)++        (0.63%)++
  Net expenses                                  0.95% ++         1.37% ++
  Expenses (before
     waiver/reimbursement)                      1.32% ++         3.46% ++
Portfolio turnover rate                           29%              27%
Net assets at end of period (in
  000's)                                      $    2           $    2



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)  Less than one-hundredth of a percent.





20    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                        CLASS R1
---------------------------------------------------------------------------------------
                                                                  JULY 1,      APRIL 1,
      SIX MONTHS                                                  2005***       2005**
         ENDED                                                    THROUGH       THROUGH
       APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,    JUNE 30,
         2010*        2009        2008       2007      2006         2005         2005
       $   5.63     $   4.76    $  7.45    $  5.87    $ 5.31       $5.06        $ 4.83
       --------     --------    -------    -------    ------       -----        ------
          (0.01)       (0.01)     (0.01)     (0.01)     0.00++      0.00++       (0.03)

           0.81         0.88      (2.68)      1.59      0.56        0.25          0.26
       --------     --------    -------    -------    ------       -----        ------
           0.80         0.87      (2.69)      1.58      0.56        0.25          0.23
       --------     --------    -------    -------    ------       -----        ------

             --           --         --         --     (0.00)++       --            --
       --------     --------    -------    -------    ------       -----        ------
       $   6.43     $   5.63    $  4.76    $  7.45    $ 5.87       $5.31        $ 5.06
       ========     ========    =======    =======    ======       =====        ======
          14.21%(c)    18.28%    (36.11%)    26.92%    10.60%       4.94%(c)      4.76%(c)


          (0.37%)++    (0.19%)    (0.16%)    (0.19%)    0.03%       0.10%++      (0.38%)++
           0.99% ++     0.98%      0.88%      0.85%     0.85%       0.70%++       1.12% ++
           1.00% ++     1.09%      1.03%      1.01%     1.08%       1.07%++       3.21% ++
             46%          62%       115%        74%       92%         29%           27%
       $296,348     $161,642    $62,344    $57,460    $3,163       $   2        $    2



                            CLASS R3
---------------------------------------------------------------
                                                     APRIL 28,
      SIX MONTHS                                       2006**
         ENDED                                        THROUGH
       APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,
         2010*        2009       2008      2007         2006
        $  5.52     $  4.69    $  7.37    $ 5.83       $ 5.74
        -------     -------    -------    ------       ------
          (0.03)      (0.03)     (0.05)    (0.04)       (0.01)

           0.80        0.86      (2.63)     1.58         0.10
        -------     -------    -------    ------       ------
           0.77        0.83      (2.68)     1.54         0.09
        -------     -------    -------    ------       ------

             --          --         --        --           --
        -------     -------    -------    ------       ------
        $  6.29     $  5.52    $  4.69    $ 7.37       $ 5.83
        =======     =======    =======    ======       ======
          13.95%(c)   17.70%    (36.36%)   26.42%        1.57%(c)


          (0.89%)++   (0.70%)    (0.77%)   (0.66%)      (0.47%)++
           1.50% ++    1.49%      1.40%     1.35%        1.37% ++
           1.50% ++    1.59%      1.56%     1.51%        1.63% ++
             46%         62%       115%       74%          92%
        $30,765     $13,436    $ 4,689    $  117       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced operations on March 31, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

22    MainStay Large Cap Growth Fund
inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial

                                                   mainstayinvestments.com    23
institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Winslow Capital Management, Inc. ("Winslow" or "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.80% on net assets up to $250 million, 0.75% on net assets from $250 million up to $500 million, 0.725% on net assets from $500 million up to $750 million, 0.70% on net assets from $750 million up to $2 billion, 0.65% on net assets from $2 billion up to $3 billion and 0.60% on net assets in excess of $3 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.68% for the six-month period ended April 30, 2010.

The Manager has also contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2 billion, 0.65% on assets from $2 billion up to $3 billion and 0.60% on assets in excess of $3 billion.


24    MainStay Large Cap Growth Fund

Effective February 26, 2010, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse expenses so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class I shares do not exceed 0.85% of its average daily net assets. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

Effective November 13, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average net assets: Investor Class, 1.47%; Class A, 1.24%; Class B, 2.22%; Class C 2.22%; Class R1, 1.09%; Class R2, 1.34%; Class R3, 1.59%. This
voluntary waiver or reimbursement will be in effect until November 12, 2010 unless extended by New York Life Investments and approved by the Fund's Board.

Additionally, effective April 1, 2010, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average net assets: Class R1, 0.95%. This additional waiver may be discontinued at any time.

For the period August 1, 2009 through February 25, 2010, New York Life Investments had agreed to voluntarily waive or reimburse the expenses of the Class I shares of the Fund so that the total ordinary operating expenses of Class I shares did not exceed 0.85%.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $14,804,314 and waived its fees in the amount of $551,729.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Class R1                               $110,573
-----------------------------------------------
Class R2                                 73,498
-----------------------------------------------
Class R3                                 10,974
-----------------------------------------------



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $17,849 and $64,453, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $200, $4,564, $69,952 and $24,843, respectively, for the six-month period ended April 30, 2010.


                                                   mainstayinvestments.com    25

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                        $  125,479
------------------------------------------------
Class A                                1,503,562
------------------------------------------------
Class B                                  135,829
------------------------------------------------
Class C                                  336,940
------------------------------------------------
Class I                                1,756,693
------------------------------------------------
Class R1                                 201,619
------------------------------------------------
Class R2                                 133,710
------------------------------------------------
Class R3                                  20,040
------------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $   466    0.0%++
---------------------------------------------------
Class B                             2,515    0.0++
---------------------------------------------------
Class C                             2,742    0.0++
---------------------------------------------------
Class I                             4,922    0.0++
---------------------------------------------------
Class R1                            2,664    0.0++
---------------------------------------------------
Class R2                           23,134    0.0++
---------------------------------------------------
Class R3                           19,520    0.1
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $78,837.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $330,268,619 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2010             $  5,418
           2013                1,157
           2016              126,102
           2017              197,592
---------------------------------- -----
          Total             $330,269
---------------------------------- -----



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $2,730,469 and $1,946,525, respectively.


26    MainStay Large Cap Growth Fund

NOTE 8--CAPITAL SHARE TRANSACTIONS:



 INVESTOR CLASS                    SHARES          AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                       656,829  $    4,003,715
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Growth
  Fund                          3,386,751      19,791,497
Shares redeemed                (1,164,780)     (7,096,547)
                             ----------------------------
Net increase in shares
  outstanding before
  conversion                    2,878,800      16,698,665
Shares converted into
  Investor Class (See Note
  1)                              746,192       4,533,877
Shares converted from
  Investor Class (See Note
  1)                             (656,091)     (4,027,251)
                             ----------------------------
Net increase                    2,968,901  $   17,205,291
                             ============================
Year ended October 31,
  2009:
Shares sold                     1,185,220  $    5,644,897
Shares redeemed                (1,705,493)     (7,937,171)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                     (520,273)     (2,292,274)
Shares converted into
  Investor Class (See Note
  1)                            1,857,003       8,371,723
Shares converted from
  Investor Class (See Note
  1)                             (527,203)     (2,871,796)
                             ----------------------------
Net increase                      809,527  $    3,207,653
                             ============================


 CLASS A                           SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    73,326,898  $  442,645,684

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Growth
  Fund                          8,038,446      47,121,371

Shares redeemed               (38,845,298)   (234,113,959)
                             ----------------------------


Net increase in shares
  outstanding before
  conversion                   42,520,046     255,653,096

Shares converted into Class
  A
  (See Note 1)                    998,905       6,134,713

Shares converted from Class
  A
  (See Note 1)                    (65,125)       (412,244)

Shares converted from Class
  A (a)                      (127,598,219)   (763,037,350)
                             ----------------------------


Net decrease                  (84,144,393) $ (501,661,785)
                             ============================


Year ended October 31,
  2009:

Shares sold                   275,635,598  $1,335,246,033

Shares redeemed               (81,829,122)   (394,226,769)
                             ----------------------------


Net increase in shares
  outstanding before
  conversion                  193,806,476     941,019,264

Shares converted into Class
  A
  (See Note 1)                  1,232,481       6,168,378

Shares converted from Class
  A
  (See Note 1)                   (511,877)     (2,276,447)
                             ----------------------------


Net increase                  194,527,080  $  944,911,195
                             ============================



 CLASS B                           SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       898,741  $    5,247,678

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Growth
  Fund                          4,574,534      25,819,585

Shares redeemed                (1,391,919)     (8,124,775)
                             ----------------------------


Net increase in shares
  outstanding before
  conversion                    4,081,356      22,942,488

Shares converted from Class
  B
  (See Note 1)                 (1,065,323)     (6,229,095)
                             ----------------------------


Net increase                    3,016,033  $   16,713,393
                             ============================


Year ended October 31,
  2009:

Shares sold                     2,203,717  $   10,281,855

Shares redeemed                (2,666,211)    (11,904,756)
                             ----------------------------


Net decrease in shares
  outstanding before
  conversion                     (462,494)     (1,622,901)

Shares converted from Class
  B
  (See Note 1)                 (2,114,416)     (9,391,858)
                             ----------------------------


Net decrease                   (2,576,910) $  (11,014,759)
                             ============================



 CLASS C                           SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                     8,742,304  $   51,184,575

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Growth
  Fund                          3,234,360      18,242,438

Shares redeemed                (3,456,840)    (20,133,154)
                             ----------------------------


Net increase                    8,519,824  $   49,293,859
                             ============================


Year ended October 31,
  2009:

Shares sold                    18,526,032  $   87,677,031

Shares redeemed                (6,146,430)    (27,887,032)
                             ----------------------------


Net increase                   12,379,602  $   59,789,999
                             ============================



 CLASS I                           SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                   109,710,450  $  693,934,623

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Growth
  Fund                          7,929,625      47,583,301

Shares redeemed               (47,649,452)   (297,982,345)
                             ----------------------------


Net increase in shares
  outstanding before
  conversion                   69,990,623     443,535,579

Shares converted into Class
  I (a)                       124,679,262     763,037,350
                             ----------------------------


Net increase                  194,669,885  $1,206,572,929
                             ============================


Year ended October 31,
  2009:

Shares sold                   139,522,030  $  689,831,159

Shares redeemed               (62,000,780)   (302,994,049)
                             ----------------------------


Net increase                   77,521,250  $  386,837,110
                             ============================




                                                   mainstayinvestments.com    27

 CLASS R1                          SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    19,689,692  $  123,488,714

Shares redeemed                (2,330,749)    (14,544,926)
                             ----------------------------


Net increase                   17,358,943  $  108,943,788
                             ============================


Year ended October 31,
  2009:

Shares sold                    20,960,751  $  102,212,398

Shares redeemed                (5,343,626)    (25,555,494)
                             ----------------------------


Net increase                   15,617,125  $   76,656,904
                             ============================



 CLASS R2                          SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    14,435,005  $   88,475,190

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Growth
  Fund                             16,271          95,806

Shares redeemed                (7,553,046)    (45,737,902)
                             ----------------------------


Net increase                    6,898,230  $   42,833,094
                             ============================


Year ended October 31,
  2009:

Shares sold                    16,720,843  $   86,609,987

Shares redeemed                (3,758,852)    (19,248,645)

Net increase                   12,961,991  $   67,361,342
                             ============================



 CLASS R3                          SHARES          AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                     3,175,499  $   19,409,876

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Growth
  Fund                            194,952       1,137,757

Shares redeemed                  (914,438)     (5,550,776)
                             ----------------------------


Net increase                    2,456,013  $   14,996,857
                             ============================


Year ended October 31,
  2009:

Shares sold                     2,248,906  $   11,245,978

Shares redeemed                  (814,674)     (4,111,520)
                             ----------------------------


Net increase                    1,434,232  $    7,134,458
                             ============================


(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor
    Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:


  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board approved a plan of reorganization where the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Growth Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Growth Fund approved this reorganization on November 5, 2009, which was then completed on November 12, 2009. The aggregate net assets of the Fund immediately before the acquisition were $3,824,302,830 and the combined net assets after the acquisition were $3,984,094,585.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
MainStay Mid Cap Growth Fund
-----------------------------------------------------
  Investor Class               2,057,499  $19,791,497
-----------------------------------------------------
  Class A                      4,876,777   47,121,371
-----------------------------------------------------
  Class B                      2,883,066   25,819,585
-----------------------------------------------------
  Class C                      2,037,533   18,242,438
-----------------------------------------------------
  Class I                      4,841,458   47,583,301
-----------------------------------------------------
  Class R2                         9,945       95,806
-----------------------------------------------------
  Class R3                       118,906    1,137,757
-----------------------------------------------------



In exchange for the MainStay Mid Cap Growth Fund shares and net assets, the Fund issued 3,386,751 Investor Class Shares; 8,038,446 Class A shares; 4,574,534 Class B shares; 3,234,360 Class C shares; 7,929,625 Class I shares; 16,271 Class R2 shares and 194,952 Class R3 shares.

MainStay Mid Cap Growth Fund's net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, and accumulated net realized loss and undistributed net investment loss:

                                      TOTAL NET       CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                         ASSETS         STOCK  APPRECIATION    REALIZED LOSS    INVESTMENT LOSS
MainStay Mid Cap Growth Fund       $159,791,755  $184,410,583    $5,535,410     $(30,146,396)           $(7,842)
---------------------------------------------------------------------------------------------------------------





28    MainStay Large Cap Growth Fund

Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the period ended April 30, 2010, would be as follows:

Net investment loss                  $ (9,796,430)
-------------------------------------------------
Net gain on investments              $562,902,250
-------------------------------------------------
Net increase in net assets
  resulting from operations          $553,105,820
-------------------------------------------------



Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Growth Fund that have been included in the Fund's Statement of Operations since October 31, 2009.

In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 requires disclosure in this semi-annual report and in the annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Growth Fund that will be included in the Fund's Statement of Operations since November 12, 2009.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



30    MainStay Large Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A018290 MS121-10                                         MSLG10-06/10
                                                                              31

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GLOBAL HIGH INCOME FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GLOBAL HIGH INCOME FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       16
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          3.59%    25.11%    8.10%   11.19%
Excluding sales charges     8.47     31.01     9.10    11.70




(With sales charges)


(LINE GRAPH)

              MAINSTAY GLOBAL       JPMORGAN EMBI
                HIGH INCOME      GLOBAL DIVERSIFIED
                    FUND                INDEX
              ---------------    ------------------
4/30/00             9550                10000
                   10091                11267
                   12323                12752
                   14472                15026
                   16062                16419
                   18682                18622
                   21315                20834
                   23908                23233
                   24179                24267
                   22047                23038
4/30/10            28883                28687



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          3.60%    25.22%    8.18%   11.23%
Excluding sales charges     8.49     31.12     9.18    11.74




(With sales charges)


(LINE GRAPH)

                         MAINSTAY GLOBAL       JPMORGAN EMBI
                           HIGH INCOME      GLOBAL DIVERSIFIED
                               FUND                INDEX
                         ---------------    ------------------
4/30/00                       23875                25000
                              25228                28167
                              30808                31880
                              36179                37564
                              40154                41048
                              46706                46554
                              53287                52086
                              59771                58083
                              60461                60668
                              55265                57595
4/30/10                       72465                71718



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          3.03%    25.00%    8.00%   10.87%
Excluding sales charges     8.03     30.00     8.29    10.87




(With sales charges)


(LINE GRAPH)

            MAINSTAY GLOBAL       JPMORGAN EMBI
              HIGH INCOME      GLOBAL DIVERSIFIED
                  FUND                INDEX
            ---------------    ------------------
4/30/10          10000                10000
                 10479                11267
                 12702                12752
                 14812                15026
                 16319                16419
                 18837                18622
                 21319                20834
                 23758                23233
                 23831                24267
                 21578                23038
4/30/10          28051                28687







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          7.12%    29.11%    8.31%   10.87%
Excluding sales charges     8.12     30.11     8.31    10.87




(With sales charges)


(LINE GRAPH)

              MAINSTAY GLOBAL       JPMORGAN EMBI
                HIGH INCOME      GLOBAL DIVERSIFIED
                    FUND                INDEX
              ---------------    ------------------
4/30/00            10000                10000
                   10479                11267
                   12702                12752
                   14812                15026
                   16319                16419
                   18837                18622
                   21319                20834
                   23758                23233
                   23852                24267
                   21576                23038
4/30/10            28073                28687



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL        SIX      ONE      FIVE     TEN
TOTAL RETURNS       MONTHS     YEAR    YEARS    YEARS
-----------------------------------------------------
                     8.71%    31.53%    9.46%   12.03%





(LINE GRAPH)

                                    MAINSTAY GLOBAL       JPMORGAN EMBI
                                      HIGH INCOME      GLOBAL DIVERSIFIED
                                          FUND                INDEX
                                    ---------------    ------------------
4/30/10                                  10000                10000
                                         10593                11267
                                         12969                12752
                                         15268                15026
                                         16988                16419
                                         19809                18622
                                         22657                20834
                                         25477                23233
                                         25851                24267
                                         23669                23038
4/30/10                                  31131                28687





BENCHMARK PERFORMANCE                             SIX       ONE      FIVE      TEN
                                                MONTHS     YEAR     YEARS     YEARS
JPMorgan EMBI Global Diversified Index(4)        6.67%    24.52%    9.03%    11.11%
Average Lipper emerging markets debt fund(5)     7.45     29.19     8.39     11.37





3. Performance figures for Class I shares, first offered to the public on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain contractual fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
4. The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.



THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,084.70        $ 7.08         $1,018.00         $ 6.85
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,084.90        $ 6.46         $1,018.60         $ 6.26
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,080.30        $10.93         $1,014.30         $10.59
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,081.20        $10.94         $1,014.30         $10.59
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,087.10        $ 5.17         $1,019.80         $ 5.01
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.37% for Investor Class, 1.25% for Class A, 2.12% for Class B and Class C and 1.00% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PIE CHART)

Government & Federal Agencies                   48.00
Corporate Bonds                                 47.50
Other Assets, Less Liabilities                   3.30
Short-Term Investment                            1.20
Futures Contracts Short                         (0.00)




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Republic of Indonesia, 5.875%-6.625%, due 3/13/20-2/17/37
    2.  Republic of Argentina, 2.50%-8.28%, due 10/3/15-12/31/38
    3.  Republic of Turkey, 5.625%-16.00%, due 3/7/12-5/30/40
    4.  Gaz Capital S.A. for Gazprom, 9.25%, due 4/23/19
    5.  Majapahit Holding B.V., 8.00%, due 8/7/19

    6.  Republic of El Salvador, 7.375%-8.25%, due 12/1/19-6/15/35
    7.  Republic of Venezuela, 6.00%-9.25%, due 12/9/20-5/7/28
    8.  United Mexican States, 7.25%, due 12/15/16
    9.  Ukraine Government, 6.75%-7.65%, due 6/11/13-11/14/17
   10.  Republic of Panama, 6.70%-9.375%, due 9/30/27-1/26/36





8    MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, JAMES RAMSAY, CFA, AND HOWARD BOOTH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Global High Income Fund returned 8.47% for Investor Class shares, 8.49% for Class A shares, 8.03% for Class B shares and 8.12% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 8.71%. All share classes outperformed the 7.45% return of the average Lipper(1) emerging markets debt fund and the 6.67% return of the JPMorgan EMBI Global Diversified Index(2) for the six months ended April 30, 2010. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT AS A WHOLE DURING THE REPORTING PERIOD?

During the reporting period, emerging-market debt yields declined, while U.S. Treasury security yields traded in a range, allowing spreads(3) to end the reporting period at 268 basis points, not far from their recent lows. (A basis point is one-hundredth of a percentage point.) This represents a remarkable turnaround from one year ago when the spread--or the difference between emerging-market debt yields and duration-equivalent U.S. Treasury yields--stood at 542 basis points.

With central banks still providing monetary stimulus, equity markets generally remained firm, and volatility as measured by the VIX(4) remained relatively low. This environment supported risk-taking, and emerging-market debt benefited. Indeed, with the debt burdens of the developed world reaching historic levels, emerging-market debt fundamentals continued to offer a stark contrast. There were substantial strategic inflows to the sector during the reporting period. Further, access to capital markets not only benefited corporate borrowers but also improved the credit risk of sovereigns that faced contingent liabilities from local banking systems.

Toward the end of the reporting period, concerns about the sovereign debt levels of Greece and other southern European nations pushed rates on Greek sovereign debt past 10%. In an attempt to placate nervous investors and angry voters, the German government finally threw its support behind a rescue plan totaling more than $140 billion. The rescue funds would allow Greece to forego the capital markets for nearly three years in exchange for draconian spending cuts and economic reforms. The plan would allow Greece to reduce its deficit to manageable levels in the years ahead. (A considerably larger plan was implemented after the close of the reporting period.) Other economically challenged European nations--especially Portugal, Spain and Ireland--are likely to use the Greek relief plan as an incentive to continue to reduce their own deficits.

WHAT FACTORS AFFECTED THE MANAGEMENT AND PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

The Fund outperformed the JPMorgan EMBI Global Diversified Index during the reporting period. The Fund did so by adding selective corporate credit exposure, including quasi-sovereign and new corporate issues priced with concessions that we found attractive. The Fund's corporate holdings added incremental yield relative to sovereign bonds during the reporting period.

Currency positioning also benefited the Fund's performance during the reporting period. The Fund hedged some of its currency exposure by selling euros and yen as the dollar benefited from worries over Greek refinancing.

WHICH MARKETS DID YOU FAVOR DURING THE REPORTING PERIOD?

Global bond market markets continued to be cushioned by stimulative monetary and fiscal policy. We favored solid credits such as Indonesia, Brazil and Russia. During the reporting period, Fitch upgraded Indonesia's debt to BB+. In our opinion, Indonesia's improved export performance, political climate and moderate inflation may have positioned the country for investment-grade status in the future. Brazil's U.S. dollar-denominated sovereign bonds appeared fully valued during the reporting period, and we maintained an overweight position in the country through

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. The VIX Index, created by Chicago Board Options Exchange (CBOE), shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500(R) Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge."

                                                    mainstayinvestments.com    9
holdings of higher-yielding local-currency-based debt, quasi-sovereign debt and corporate bonds. For example, local-currency-based government bonds maturing in 2014 were yielding 12.7%. In response to strong economic growth rates expected to reach 7% in 2010, Brazil's central bank raised policy rates by 0.75% to 9.5% toward the end of the reporting period and is expected to hike rates to more than 12% in the next two years.

With oil prices near $85 a barrel, analysts disputed whether Russia needed to issue debt. Yet during the reporting period, Russia's government issued U.S. dollar-denominated sovereign bonds for the first time in more than 10 years. At yields of just over 5% for the 10-year bond, demand was strong. Even so, the Fund's Russian holdings were predominantly quasi-sovereign and corporate bonds.

At the end of the reporting period, one of the Fund's largest holdings was a Luxembourg issue, Gaz Capital S.A. for Gazprom 2019's. The bonds were yielding 115 basis points more than new Russia sovereign 20-year bonds.

WHAT CONDITIONS AFFECTED THE FUND'S WEAKER HOLDINGS DURING THE REPORTING PERIOD?

Fundamentals continued to improve in South Korea and the Fund's investments there were positive contributors to the Fund's performance. Nevertheless, the substantial spread tightening, coupled with the country's high credit rating, led us to use the Fund's South Korean holdings as funding sources for higher-yielding investments. We continued to express our interest in South Korea through currency forwards.

Dubai's request for a standstill agreement on Dubai World debt shook up emerging-market debt temporarily. However, Abu Dhabi opted to inject additional funds, allowing the maturing Nakheel bonds to be paid in full.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, we still felt strains from crises in places like Dubai, Eastern Europe and the periphery of the European Union, not to mention concerns from the United States. As a result, the Fund continued to emphasize improving credits and not simply pursue higher yields by investing in bonds rated single-
B. While this quality-based strategy may cost the Fund a few basis points in the near term, we believe the Fund's corporate and currency positions provide a measure of risk management and may allow the Fund to add value over the long term.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED


                                 PRINCIPAL
                                    AMOUNT         VALUE
LONG-TERM BONDS 95.5%+
CORPORATE BONDS 47.5%
--------------------------------------------------------

AUSTRALIA 1.5%
Macquarie Group, Ltd.
  6.00%, due 1/14/20 (a)       $ 4,200,000  $  4,288,969
                                            ------------


BAHRAIN 1.1%
ICICI Bank, Ltd.
  5.50%, due 3/25/15 (a)         3,000,000     3,098,163
                                            ------------


BARBADOS 0.4%
Columbus International,
  Inc.
  11.50%, due 11/20/14 (a)       1,000,000     1,098,800
                                            ------------


BERMUDA 2.0%
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11
  (a)(b)(c)                        500,000        64,375
  8.00%, due 12/23/11
  (b)(c)                           985,000       128,050
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (a)         1,475,000     1,504,500
Noble Group, Ltd.
  6.75%, due 1/29/20 (a)         3,000,000     3,105,000
Qtel International Finance
  7.875%, due 6/10/19 (a)          800,000       923,905
                                            ------------
                                               5,725,830
                                            ------------

BRAZIL 3.7%
Centrais Eletricas
  Brasileiras S.A.
  6.875%, due 7/30/19 (a)        4,100,000     4,458,750
Gerdau Holdings, Inc.
  7.00%, due 1/20/20 (a)         2,000,000     2,092,500
Itau Unibanco Holding S.A.
  6.20%, due 4/15/20 (a)         2,000,000     1,999,760
Voto-Votorantim, Ltd.
  6.75%, due 4/5/21 (a)          2,000,000     2,015,000
                                            ------------
                                              10,566,010
                                            ------------

CAYMAN ISLANDS 6.2%
ADCB Finance Cayman, Ltd.
  4.75%, due 10/8/14 (a)         1,700,000     1,671,289
BFF International, Ltd.
  7.25%, due 1/28/20 (a)         2,500,000     2,524,250
CCL Finance, Ltd.
  9.50%, due 8/15/14 (a)         2,500,000     2,862,500
Independencia
  International, Ltd.
  Series Reg S
  12.00%, due 12/30/16             208,800       114,840
Marfrig Overseas, Ltd.
  9.50%, due 5/4/20 (a)(c)       1,400,000     1,369,900
Minerva Overseas II, Ltd.
  10.875%, due 11/15/19 (a)      2,000,000     2,165,000
Odebrecht Finance, Ltd.
  7.00%, due 4/21/20 (a)         3,100,000     3,200,750
TAM Capital 2, Inc.
  9.50%, due 1/29/20 (a)         1,600,000     1,592,000
Vale Overseas, Ltd.
  6.875%, due 11/21/36           2,000,000     2,099,654
                                            ------------
                                              17,600,183
                                            ------------

JAMAICA 1.1%
KazMunaiGaz Finance Sub
  B.V.
  11.75%, due 1/23/15 (a)        2,500,000     3,150,000
                                            ------------


LUXEMBOURG 8.7%
ALROSA Finance S.A.
  Series Reg S
  8.875%, due 11/17/14           5,500,000     6,008,750
V  Gaz Capital S.A. for
  Gazprom
  Series Reg S
  9.25%, due 4/23/19             9,950,000    11,753,437
TNK-BP Finance S.A.
  7.25%, due 2/2/20 (a)          1,000,000     1,030,000
  7.875%, due 3/13/18 (a)        2,000,000     2,160,000
UBS Luxembourg S.A. for
  OJSC Vimpel
  Communications
  8.25%, due 5/23/16 (a)           900,000       976,500
  Series Reg S
  8.25%, due 5/23/16               500,000       542,500
VTB Capital S.A.
  6.465%, due 3/4/15 (a)         2,000,000     2,025,000
                                            ------------
                                              24,496,187
                                            ------------

MEXICO 3.9%
Axtel SAB de C.V.
  9.00%, due 9/22/19 (a)         2,000,000     2,020,000
Controladora Mabe S.A. C.V.
  7.875%, due 10/28/19 (a)       1,600,000     1,704,000
Financiera Independencia
  SAB de C.V.
  10.00%, due 3/30/15 (a)        2,000,000     2,015,000
Grupo Petrotemex S.A. de
  C.V.
  9.50%, due 8/19/14 (a)         2,150,000     2,365,000
Urbi Desarrollos Urbanos
  SAB de C.V.
  9.50%, due 1/21/20 (a)         2,600,000     2,821,000
                                            ------------
                                              10,925,000
                                            ------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

NETHERLANDS 3.9%
V  Majapahit Holding B.V.
  8.00%, due 8/7/19 (a)        $ 8,800,000  $  9,768,000
Paiton Energy Funding B.V.
  9.34%, due 2/15/14             1,164,895     1,210,034
                                            ------------
                                              10,978,034
                                            ------------


RUSSIA 1.3%
BOM Capital PLC
  6.699%, due 3/11/15 (a)        2,000,000     2,007,500
Raspadskaya Securities,
  Ltd.
  7.50%, due 5/22/12             1,500,000     1,557,750
                                            ------------
                                               3,565,250
                                            ------------

TRINIDAD AND TOBAGO 1.6%
Petroleum Co. of Trinidad &
  Tobago, Ltd.
  9.75%, due 8/14/19 (a)         3,840,000     4,492,800
                                            ------------


UNITED ARAB EMIRATES 2.2%
Abu Dhabi National Energy
  Co.
  6.25%, due 9/16/19 (a)         4,600,000     4,727,144
  7.25%, due 8/1/18 (a)          1,425,000     1,544,958
                                            ------------
                                               6,272,102
                                            ------------

UNITED STATES 8.0%
AgriBank FCB
  9.125%, due 7/15/19            5,300,000     6,091,725
Allegheny Ludlum Corp.
  6.95%, due 12/15/25            2,100,000     2,072,786
Altria Group, Inc.
  9.25%, due 8/6/19              1,575,000     1,945,569
Cemex Finance LLC
  9.50%, due 12/14/16 (a)        2,000,000     2,020,000
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (a)         2,300,000     2,345,508
New Communications
  Holdings, Inc.
  8.75%, due 4/15/22 (a)         2,000,000     2,060,000
Rohm & Haas Co.
  7.85%, due 7/15/29             5,400,000     6,083,343
                                            ------------
                                              22,618,931
                                            ------------

VENEZUELA 1.5%
Petroleos de Venezuela S.A.
  5.25%, due 4/12/17             6,440,000     4,177,950
                                            ------------

VIRGIN ISLANDS 0.4%
Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12           1,000,000     1,049,380
                                            ------------
Total Corporate Bonds
  (Cost $127,934,444)                        134,103,589
                                            ------------


GOVERNMENT & FEDERAL AGENCIES 48.0%
--------------------------------------------------------

ARGENTINA 5.8%
V  Republic of Argentina
  2.50%, due 12/31/38           17,360,000     6,510,000
  7.00%, due 10/3/15             5,000,000     4,070,000
  8.28%, due 12/31/33            7,791,058     5,784,861
                                            ------------
                                              16,364,861
                                            ------------

BAHAMAS 1.9%
Commonwealth of the Bahamas
  6.95%, due 11/20/29 (a)        5,305,000     5,402,214
                                            ------------


BAHRAIN 0.7%
Kingdom of Bahrain
  5.50%, due 3/31/20 (a)         2,000,000     2,021,032
                                            ------------


BRAZIL 2.0%
Brazil Notas do Tesouro
  Nacional
  Series F
  10.00%, due 1/1/14          B$10,210,000     5,640,084
                                            ------------


COLOMBIA 1.7%
Republic of Colombia
  6.125%, due 1/18/41          $ 1,600,000     1,524,000
  8.125%, due 5/21/24            2,830,000     3,403,075
                                            ------------
                                               4,927,075
                                            ------------

DOMINICAN REPUBLIC 1.2%
Dominican Republic
  7.50%, due 5/6/21 (a)          2,000,000     2,023,000
  9.04%, due 1/23/18 (a)           655,786       732,841
  Series Reg S
  9.04%, due 1/23/18               546,488       610,701
                                            ------------
                                               3,366,542
                                            ------------

EGYPT 0.4%
Arab Republic of Egypt
  5.75%, due 4/29/20 (a)         1,000,000     1,006,250
                                            ------------


EL SALVADOR 3.1%
V  Republic of El Salvador
  7.375%, due 12/1/19 (a)        3,000,000     3,345,000
  Series Reg S
  7.65%, due 6/15/35             2,450,000     2,646,000
  8.25%, due 4/10/32 (a)         1,550,000     1,751,500
  Series Reg S
  8.25%, due 4/10/32               900,000     1,017,000
                                            ------------
                                               8,759,500
                                            ------------



12    MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

GABON 0.9%
Gabonese Republic
  8.20%, due 12/12/17 (a)      $ 2,200,000  $  2,444,750
                                            ------------


INDONESIA 7.4%
V  Republic of Indonesia
  5.875%, due 3/13/20 (a)       18,000,000    18,787,500
  6.625%, due 2/17/37 (a)        2,000,000     2,060,000
                                            ------------
                                              20,847,500
                                            ------------

JAMAICA 0.2%
Jamaica Government
  8.00%, due 6/24/19               650,000       643,500
                                            ------------


LITHUANIA 1.0%
Republic of Lithuania
  6.75%, due 1/15/15 (a)         2,500,000     2,700,215
                                            ------------


MEXICO 2.5%
V  United Mexican States
  7.25%, due 12/15/16        M$ 86,250,000     7,045,148
                                            ------------


PANAMA 2.2%
V  Republic of Panama
  6.70%, due 1/26/36           $   558,000       606,825
  8.875%, due 9/30/27              920,000     1,214,400
  9.375%, due 4/1/29             3,252,000     4,487,760
                                            ------------
                                               6,308,985
                                            ------------

PHILIPPINES 2.2%
Republic of Philippines
  9.50%, due 2/2/30              4,660,000     6,302,650
                                            ------------


RUSSIA 2.2%
Russian Federation
  7.50%, due 3/31/30             5,381,770     6,165,356
                                            ------------


SRI LANKA 1.0%
Republic of Sri Lanka
  7.40%, due 1/22/15 (a)         2,710,000     2,859,050
                                            ------------


TURKEY 4.6%
V  Republic of Turkey
  5.625%, due 3/30/21            2,000,000     1,957,500
  6.75%, due 5/30/40             3,200,000     3,152,000
  7.375%, due 2/5/25             6,225,000     6,878,625
  16.00%, due 3/7/12         YTL 1,350,000     1,009,371
                                            ------------
                                              12,997,496
                                            ------------

UKRAINE 2.3%
V  Ukraine Government
  6.75%, due 11/14/17 (a)        3,200,000     3,088,000
  7.65%, due 6/11/13 (a)         3,300,000     3,382,500
                                            ------------
                                               6,470,500
                                            ------------

URUGUAY 0.3%
Republic of Uruguay
  6.875%, due 9/28/25              800,000       872,000
                                            ------------


VENEZUELA 2.9%
V  Republic of Venezuela
  6.00%, due 12/9/20             4,300,000     2,687,500
  Series Reg S
  9.25%, due 5/7/28              7,270,000     5,379,800
                                            ------------
                                               8,067,300
                                            ------------

VIETNAM 1.5%
Socialist Republic of
  Vietnam
  6.75%, due 1/29/20 (a)         4,000,000     4,175,000
                                            ------------
Total Government & Federal
  Agencies
  (Cost $124,420,471)                        135,387,008
                                            ------------
Total Long-Term Bonds
  (Cost $252,354,915)                        269,490,597
                                            ------------


SHORT-TERM INVESTMENT 1.2%
--------------------------------------------------------


REPURCHASE AGREEMENT 1.2%

State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $3,244,139
  (Collateralized by a
  United States Treasury
  Bill with a rate of
  0.144% and a maturity
  date of 7/15/10, with a
  Principal Amount of
  $3,315,000 and a Market
  Value of $3,314,006)           3,244,136     3,244,136
                                            ------------
Total Short-Term Investment
  (Cost $3,244,136)                            3,244,136
                                            ------------
Total Investments
  (Cost $255,599,051) (f)             96.7%  272,734,733
Other Assets, Less
  Liabilities                          3.3     9,303,276
                             -------------  ------------

Net Assets                           100.0% $282,038,009
                             =============  ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                            CONTRACTS        UNREALIZED
                                SHORT  DEPRECIATION (D)
FUTURES CONTRACTS (0.0%)++
-------------------------------------------------------

United States Treasury
  Note June 2010
  (10 Year) (e)                (60)            $(92,025)
                                               --------
Total Futures Contracts
  (Settlement Value
  $7,074,375)                                   (92,025)
                                               ========





+++   On a daily basis New York Life
      Investments confirms that the value of
      the Fund's liquid assets (liquid
      portfolio securities and
      cash) is sufficient to cover its
      potential senior securities (e.g.,
      futures, swaps, options).
++    Less than one-tenth of a percent.
 (a)  May be sold to institutional investors
      only under Rule 144A or securities
      offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
(b)   Issue in default.
(c)   Illiquid security.  The total market
      value of these securities at April 30,
      2010 is $1,562,325, which represents 0.6%
      of the Fund's net assets.
(d)   Represents the difference between the
      value of the contracts at the time they
      were opened and the value at April 30,
      2010.
(e)   At April 30, 2010, cash in the amount of
      $66,000 is segregated as collateral for
      futures contracts with the broker.
(f)   At April 30, 2010, cost is $256,251,844
      for federal income tax purposes and net
      unrealized appreciation is as follows:



Gross unrealized appreciation      $20,036,316
Gross unrealized depreciation       (3,553,427)
                                   -----------
Net unrealized appreciation        $16,482,889
                                   ===========



The following abbreviations are used in the above portfolio:

B$--Brazilian Real

M$--Mexican Peso

YTL--Turkish Lira

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Corporate Bonds                                 $     --  $134,103,589      $     --  $134,103,589
  Government & Federal Agencies                         --   135,387,008            --   135,387,008
                                                  --------  ------------      --------  ------------
Total Long-Term Bonds                                   --   269,490,597            --   269,490,597
                                                  --------  ------------      --------  ------------
Short-Term Investment
  Repurchase Agreement                                  --     3,244,136            --     3,244,136
                                                  --------  ------------      --------  ------------
Total Investments in Securities                         --   272,734,733            --   272,734,733
                                                  --------  ------------      --------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (b)                --       280,078            --       280,078
                                                  --------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                                $--  $273,014,811           $--  $273,014,811
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)


14    MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

LIABILITY VALUATION INPUTS

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE  SIGNIFICANT
                                                 MARKETS FOR        OTHER   SIGNIFICANT
                                                   IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                      ASSETS       INPUTS        INPUTS
 DESCRIPTION                                       (LEVEL 1)    (LEVEL 2)     (LEVEL 3)      TOTAL
Other Financial Instruments
  Futures Contracts Short (a)                       $(92,025)    $     --      $     --  $ (92,025)
  Foreign Currency Forward Contracts (b)                  --      (36,889)           --    (36,889)
                                                    --------     --------      --------  ---------
Total Other Financial Instruments                   $(92,025)    $(36,889)          $--  $(128,914)
                                                    ========     ========      ========  =========




(a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $255,599,051)     $272,734,733
Cash denominated in foreign
  currencies (identified cost
  $482,473)                               493,180
Cash collateral on deposit at
  broker                                   66,000
Receivables:
  Investment securities sold           12,304,926
  Interest                              4,691,112
  Fund shares sold                      1,265,609
Other assets                               46,764
Unrealized appreciation on foreign
  currency forward contracts              280,078
                                     ------------
     Total assets                     291,882,402
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       4,755,928
  Fund shares redeemed                  4,088,278
  Manager (See Note 3)                    166,934
  NYLIFE Distributors (See Note 3)        112,600
  Transfer agent (See Note 3)              79,561
  Shareholder communication                36,275
  Professional fees                        30,091
  Variation margin on futures
     contracts                             28,125
  Custodian                                 4,186
  Trustees                                    450
Accrued expenses                              622
Dividend payable                          504,454
Unrealized depreciation on foreign
  currency forward contracts               36,889
                                     ------------
     Total liabilities                  9,844,393
                                     ------------
Net assets                           $282,038,009
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    243,486
Additional paid-in capital            262,800,099
                                     ------------
                                      263,043,585
Accumulated undistributed net
  investment income                        85,509
Accumulated net realized gain on
  investments, futures transactions
  and foreign currency transactions     1,610,192
Net unrealized appreciation on
  investments and futures contracts    17,043,657
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               255,066
                                     ------------
Net assets                           $282,038,009
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 19,375,972
                                     ============
Shares of beneficial interest
  outstanding                           1,657,704
                                     ============
Net asset value per share
  outstanding                        $      11.69
Maximum sales charge (4.50% of
  offering price)                            0.55
                                     ------------
Maximum offering price per share
  outstanding                        $      12.24
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $133,037,664
                                     ============
Shares of beneficial interest
  outstanding                          11,446,847
                                     ============
Net asset value per share
  outstanding                        $      11.62
Maximum sales charge (4.50% of
  offering price)                            0.55
                                     ------------
Maximum offering price per share
  outstanding                        $      12.17
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 26,384,744
                                     ============
Shares of beneficial interest
  outstanding                           2,296,033
                                     ============
Net asset value and offering price
  per share outstanding              $      11.49
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 72,903,222
                                     ============
Shares of beneficial interest
  outstanding                           6,339,483
                                     ============
Net asset value and offering price
  per share outstanding              $      11.50
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 30,336,407
                                     ============
Shares of beneficial interest
  outstanding                           2,608,518
                                     ============
Net asset value and offering price
  per share outstanding              $      11.63
                                     ============





16    MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $ 9,397,136
                                      -----------
EXPENSES:
  Manager (See Note 3)                    911,608
  Distribution/Service--Investor
     Class (See Note 3)                    22,810
  Distribution/Service--Class A (See
     Note 3)                              163,646
  Distribution/Service--Class B (See
     Note 3)                              128,144
  Distribution/Service--Class C (See
     Note 3)                              327,340
  Transfer agent (See Note 3)             262,427
  Registration                             40,238
  Shareholder communication                40,128
  Professional fees                        39,518
  Custodian                                26,014
  Trustees                                  4,015
  Miscellaneous                             7,267
                                      -----------
     Total expenses                     1,973,155
                                      -----------
Net investment income                   7,423,981
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                 8,701,430
  Futures transactions                     57,439
  Foreign currency transactions           563,690
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 9,322,559
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           3,519,410
  Futures contracts                       (92,025)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                    579,602
                                      -----------
Net change in unrealized
  appreciation on investments,
  futures contracts and foreign
  currency transactions                 4,006,987
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    13,329,546
                                      -----------
Net increase in net assets resulting
  from operations                     $20,753,527
                                      ===========



(a) Interest recorded net of foreign withholding taxes in the amount of $46,280.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  7,423,981  $  9,799,994
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions          9,322,559       (66,008)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency transactions          4,006,987    48,567,695
                              --------------------------
 Net increase in net assets
  resulting from operations     20,753,527    58,301,681
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (642,827)   (1,082,486)
    Class A                     (4,678,409)   (5,584,414)
    Class B                       (819,262)   (1,501,881)
    Class C                     (2,104,756)   (2,307,007)
    Class I                       (504,794)     (102,950)
                              --------------------------
Total dividends to
 shareholders                   (8,750,048)  (10,578,738)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        73,338,655    88,487,380
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      5,409,265     7,219,407
 Cost of shares redeemed       (32,779,432)  (40,279,078)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         45,968,488    55,427,709
                              --------------------------
    Net increase in net
     assets                     57,971,967   103,150,652
NET ASSETS:
Beginning of period            224,066,042   120,915,390
                              --------------------------
End of period                 $282,038,009  $224,066,042
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $     85,509  $  1,411,576
                              ==========================





18    MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 11.16           $  8.07             $ 11.27
                                       -------           -------             -------
Net investment income                     0.34 (a)          0.65 (a)            0.42 (a)
Net realized and unrealized gain
  (loss) on investments                   0.54              3.00               (3.23)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                            0.05              0.13                0.02
                                       -------           -------             -------
Total from investment operations          0.93              3.78               (2.79)
                                       -------           -------             -------
Less dividends and distributions:
  From net investment income             (0.40)            (0.69)              (0.41)
  From net realized gain on
     investments                            --                --                  --
                                       -------           -------             -------
Total dividends and distributions        (0.40)            (0.69)              (0.41)
                                       -------           -------             -------
Net asset value at end of period       $ 11.69           $ 11.16             $  8.07
                                       =======           =======             =======
Total investment return (c)               8.47%(d)         48.62%             (25.54%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   6.06%++           6.69%               5.79% ++
  Net expenses                            1.37%++           1.49%               1.50% ++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                1.37%++           1.57%               1.53% ++
Portfolio turnover rate                     53%              133%                 55%
Net assets at end of period (in
  000's)                               $19,376           $17,581             $12,662




                                                                            CLASS B
                                     -------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                               YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                               $ 10.97         $  7.94        $ 11.70        $ 11.72        $ 11.36        $ 11.10
                                       -------         -------        -------        -------        -------        -------
Net investment income                     0.29 (a)        0.57 (a)       0.56 (a)       0.58 (a)       0.60 (a)       0.65
Net realized and unrealized gain
  (loss) on investments                   0.54            2.96          (3.54)          0.23           0.58 (b)       0.48
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                            0.05            0.12           0.02           0.01           0.01          (0.00)++
                                       -------         -------        -------        -------        -------        -------
Total from investment operations          0.88            3.65          (2.96)          0.82           1.19           1.13
                                       -------         -------        -------        -------        -------        -------
Less dividends and distribution:
  From net investment income             (0.36)          (0.62)         (0.57)         (0.58)         (0.83)         (0.68)
  From net realized gain on
     investments                            --              --          (0.23)         (0.26)            --          (0.19)
                                       -------         -------        -------        -------        -------        -------
Total dividends and distributions        (0.36)          (0.62)         (0.80)         (0.84)         (0.83)         (0.87)
                                       -------         -------        -------        -------        -------        -------
Net asset value at end of period       $ 11.49         $ 10.97        $  7.94        $ 11.70        $ 11.72        $ 11.36
                                       =======         =======        =======        =======        =======        =======
Total investment return (c)               8.03%(d)       47.69%        (26.92%)         7.28%         10.87%(b)(e)   10.62%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   5.31%++         5.98%          5.21%          4.95%          5.22%          5.88%
  Net expenses                            2.12%++         2.24%          2.20%          2.15%          2.15%          2.18%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                2.12%++         2.32%          2.19%          2.12%          2.18%(e)       2.21%
Portfolio turnover rate                     53%            133%            55%            30%            33%            34%
Net assets at end of period (in
  000's)                               $26,385         $25,651        $21,006        $37,913        $43,136        $57,500



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.




20    MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS A
      --------------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                      YEAR ENDED OCTOBER 31,
         2010*              2009              2008             2007              2006              2005

       $  11.09           $   8.02          $ 11.81          $  11.82          $  11.44          $ 11.17
       --------           --------          -------          --------          --------          -------
           0.35 (a)           0.66 (a)         0.67 (a)          0.67 (a)          0.69 (a)         0.73
           0.53               2.99            (3.59)             0.24              0.59 (b)         0.49

           0.05               0.12             0.02              0.01              0.01            (0.00)++
       --------           --------          -------          --------          --------          -------
           0.93               3.77            (2.90)             0.92              1.29             1.22
       --------           --------          -------          --------          --------          -------

          (0.40)             (0.70)           (0.66)            (0.67)            (0.91)           (0.76)
             --                 --            (0.23)            (0.26)               --            (0.19)
       --------           --------          -------          --------          --------          -------
          (0.40)             (0.70)           (0.89)            (0.93)            (0.91)           (0.95)
       --------           --------          -------          --------          --------          -------
       $  11.62           $  11.09          $  8.02          $  11.81          $  11.82          $ 11.44
       ========           ========          =======          ========          ========          =======
           8.49%(d)          49.04%          (26.29%)            8.11%            11.75%(b)(e)     11.35%

           6.16%++            6.77%            6.08%             5.70%             5.97%            6.63%
           1.25%++            1.32%            1.34%             1.40%             1.40%            1.43%
           1.25%++            1.40%            1.37%             1.37%             1.43%(e)         1.46%
             53%               133%              55%               30%               33%              34%
       $133,038           $119,132          $59,843          $135,321          $121,810          $86,515



                                                  CLASS C
      -----------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                     YEAR ENDED OCTOBER 31,
         2010*              2009             2008             2007             2006             2005

        $ 10.98           $  7.95          $ 11.70          $ 11.72          $ 11.36          $ 11.10
        -------           -------          -------          -------          -------          -------
           0.30 (a)          0.56 (a)         0.57 (a)         0.58 (a)         0.60 (a)         0.65
           0.53              2.97            (3.54)            0.23             0.58 (b)         0.48

           0.05              0.12             0.02             0.01             0.01            (0.00)++
        -------           -------          -------          -------          -------          -------
           0.88              3.65            (2.95)            0.82             1.19             1.13
        -------           -------          -------          -------          -------          -------

          (0.36)            (0.62)           (0.57)           (0.58)           (0.83)           (0.68)
             --                --            (0.23)           (0.26)              --            (0.19)
        -------           -------          -------          -------          -------          -------
          (0.36)            (0.62)           (0.80)           (0.84)           (0.83)           (0.87)
        -------           -------          -------          -------          -------          -------
        $ 11.50           $ 10.98          $  7.95          $ 11.70          $ 11.72          $ 11.36
        =======           =======          =======          =======          =======          =======
           8.12%(d)         47.50%          (26.83%)           7.28%           10.87%(b)(e)     10.62%

           5.31%++           5.85%            5.22%            4.95%            5.22%            5.88%
           2.12%++           2.23%            2.19%            2.15%            2.15%            2.18%
           2.12%++           2.31%            2.20%            2.12%            2.18%(e)         2.21%
             53%              133%              55%              30%              33%              34%
        $72,903           $57,731          $27,377          $45,786          $39,176          $28,547




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               CLASS I
                                     ----------------------------------------------------------
                                                                                     AUGUST 31,
                                     SIX MONTHS                                        2007**
                                        ENDED            YEAR ENDED OCTOBER           THROUGH
                                      APRIL 30,                 31,                 OCTOBER 31,
                                        2010*           2009           2008             2007
Net asset value at beginning of
  period                               $ 11.10         $ 8.02        $ 11.81           $11.26
                                       -------         ------        -------           ------
Net investment income                     0.37 (a)       0.66 (a)       0.69 (a)         0.11 (a)
Net realized and unrealized gain
  (loss) on investments                   0.53           3.01          (3.58)            0.52
Net realized and unrealized gain on
  foreign currency transactions           0.05           0.13           0.02             0.04
                                       -------         ------        -------           ------
Total from investment operations          0.95           3.80          (2.87)            0.67
                                       -------         ------        -------           ------
Less dividends and distributions:
  From net investment income             (0.42)         (0.72)         (0.69)           (0.12)
  From net realized gain on
     investments                            --             --          (0.23)              --
                                       -------         ------        -------           ------
Total dividends and distributions        (0.42)         (0.72)         (0.92)           (0.12)
                                       -------         ------        -------           ------
Net asset value at end of period       $ 11.63         $11.10        $  8.02           $11.81
                                       =======         ======        =======           ======
Total investment return (c)               8.71%(d)      49.31%        (26.11%)           5.95%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   6.51%++        6.32%          6.28%            6.12%++
  Net expenses                            1.00%++        1.12%          1.14%            1.15%++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                1.00%++        1.12%          1.15%            0.99%++
Portfolio turnover rate                     53%           133%            55%              30%
Net assets at end of period (in
  000's)                               $30,336         $3,972        $    27           $   57




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.




22    MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Global High Income Fund (the "Fund"), a non-diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to provide maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other

                                                   mainstayinvestments.com    23
developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities


24    MainStay Global High Income Fund
or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks,

                                                   mainstayinvestments.com    25
changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) SWAP AGREEMENTS. The Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes ("hedge protection"). In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The Fund intends to minimize the risk and use the liquidity advantage by generally not having a duration on the swap of more than one calendar quarter.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. The Fund did not invest in swaps during the six-month period ended April 30, 2010.

(L) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with



26    MainStay Global High Income Fund
the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(M) CONCENTRATION OF RISK. The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2010.

ASSET DERIVATIVES

                                           STATEMENT OF      FOREIGN
                                             ASSETS AND     EXCHANGE    INTEREST
                                            LIABILITIES    CONTRACTS        RATE
                                               LOCATION         RISK        RISK       TOTAL
Forward Contracts                            Unrealized
                                        appreciation on
                                       foreign currency
                                      forward contracts     $280,078    $     --    $280,078
                                                           ---------------------------------
Total Fair Value                                            $280,078         $--    $280,078
                                                           =================================





                                                   mainstayinvestments.com    27

LIABILITY DERIVATIVES

                                           STATEMENT OF      FOREIGN
                                             ASSETS AND     EXCHANGE    INTEREST
                                            LIABILITIES    CONTRACTS        RATE
                                               LOCATION         RISK        RISK       TOTAL
Futures Contracts (a)                               Net
                                     Assets--Unrealized
                                        depreciation on
                                        investments and
                                      futures contracts     $     --    $(92,025)  $ (92,025)
Forward Contracts                            Unrealized
                                           appreciation
                                      (depreciation) on
                                       foreign currency
                                      forward contracts      (36,889)         --     (36,889)
                                                           ---------------------------------
Total Fair Value                                            $(36,889)   $(92,025)  $(128,914)
                                                           =================================



(a) Includes cumulative appreciation (depreciation) of futures contracts is reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                                                             FOREIGN
                                           STATEMENT OF     EXCHANGE    INTEREST
                                             OPERATIONS    CONTRACTS        RATE
                                               LOCATION         RISK        RISK       TOTAL
Futures Contracts                  Net realized gain on
                                   futures transactions     $     --     $57,439    $ 57,439
Forward Contracts                  Net realized gain on
                                       foreign currency
                                           transactions      392,886          --     392,886
                                                           ---------------------------------
Total Realized Gain                                         $392,886     $57,439    $450,325
                                                           =================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                             FOREIGN
                                           STATEMENT OF     EXCHANGE    INTEREST
                                             OPERATIONS    CONTRACTS        RATE
                                               LOCATION         RISK        RISK       TOTAL
Futures Contracts                         Net change in
                                             unrealized
                                           appreciation
                                      (depreciation) on
                                      futures contracts     $     --    $(92,025)   $(92,025)
Forward Contracts                         Net change in
                                             unrealized
                                           appreciation
                                      (depreciation) on
                                   translation of other
                                             assets and
                                         liabilities in
                                     foreign currencies
                                   and foreign currency
                                      forward contracts      568,214          --     568,214
                                                           ---------------------------------
Total Change in Appreciation
  (Depreciation)                                            $568,214    $(92,025)   $476,189
                                                           =================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                              FOREIGN
                                                             EXCHANGE    INTEREST
                                                            CONTRACTS        RATE
                                                                 RISK        RISK           TOTAL
Futures Contracts Long (2)                                         --          35              35
Futures Contracts Short (2)                                        --         (38)            (38)
Forward Contracts Long (3)                               $ 33,206,789          --    $ 33,206,789
Forward Contracts Short (3)                              $(13,047,423)         --    $(13,047,423)
                                                         ========================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.



28    MainStay Global High Income Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on net assets up to $500 million and 0.65% on net assets in excess of $500 million, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.72% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.35% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $911,608.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,193 and $40,519, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $16, $13,431 and $9,611, respectively, for the six-month period ended April 30, 2010.


                                                   mainstayinvestments.com    29

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $ 24,725
-----------------------------------------------
Class A                                 104,071
-----------------------------------------------
Class B                                  34,733
-----------------------------------------------
Class C                                  88,666
-----------------------------------------------
Class I                                  10,232
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $6,930,962    5.2%
-------------------------------------------------
Class C                                393    0.0%++
-------------------------------------------------
Class I                             31,607    0.1%
-------------------------------------------------



++ Less than one-tenth of a percent.


(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $4,541.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $7,068,796 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $4,652
           2017               2,417
---------------------------------- -----
          Total              $7,069
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $10,578,738
------------------------------------------------






30    MainStay Global High Income Fund

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2010, the Fund held the following foreign currency forward contracts:

                                                                        CONTRACT         CONTRACT        UNREALIZED
                                                                          AMOUNT           AMOUNT     APPRECIATION/
                                              COUNTERPARTY             PURCHASED             SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
-------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S.
  Dollar,
  expiring 5/17/10                     JPMorgan Chase Bank     AUD     3,000,000    USD 2,766,810        USD  5,005
-------------------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,
  expiring 5/3/10                        Barclays Bank PLC     BRL     4,000,000        2,217,295            83,870
-------------------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,
  expiring 6/4/10                        Barclays Bank PLC     BRL     4,000,000        2,299,776           (13,147)
-------------------------------------------------------------------------------------------------------------------
Chilean Peso vs. U.S. Dollar,
  expiring 5/3/10                            HSBC Bank USA     CLP 1,300,000,000        2,476,190            28,868
-------------------------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S.
  Dollar,
  expiring 5/7/10                            HSBC Bank USA    IDR 60,000,000,000        6,626,173            26,782
-------------------------------------------------------------------------------------------------------------------
Malaysian Ringgit vs. U.S.
  Dollar,
  expiring 5/17/10                     JPMorgan Chase Bank     MYR    10,000,000        3,130,870             7,088
-------------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. U.S.
  Dollar,
  expiring 5/18/10                           HSBC Bank USA     NOK    35,000,000        5,943,284           (13,933)
-------------------------------------------------------------------------------------------------------------------
South African Rand vs. U.S.
  Dollar,
  expiring 5/20/10                     JPMorgan Chase Bank     ZAR    25,000,000        3,369,272             5,988
-------------------------------------------------------------------------------------------------------------------
South Korean Won vs. U.S.
  Dollar,
  expiring 5/28/10               JPMorgan Securities, Inc.     KRW 7,000,000,000        6,285,412            25,874
-------------------------------------------------------------------------------------------------------------------




                                                                   CONTRACT       CONTRACT
                                                                     AMOUNT         AMOUNT
                                                                       SOLD      PURCHASED
Foreign Currency Sale Contracts:
----------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,
  expiring 5/3/10                        HSBC Bank USA     BRL    4,000,000      2,309,335           8,171
----------------------------------------------------------------------------------------------------------
Chilean Peso vs. U.S. Dollar,
  expiring 5/3/10                        HSBC Bank USA    CLP 1,300,000,000      2,495,249          (9,809)
----------------------------------------------------------------------------------------------------------
Euro Currency vs. U.S. Dollar,
  expiring 5/13/10                   Barclays Bank PLC     EUR    6,000,000      8,039,724          50,764
----------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 5/7/10                        HSBC Bank USA     JPY  300,000,000      3,231,366          37,668
----------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation/(depreciation) on
  foreign currency forward
  contracts                                                                                    USD 243,189
----------------------------------------------------------------------------------------------------------



As of April 30, 2010, the Fund held the following foreign currencies:

                                                        CURRENCY            COST           VALUE
Australian Dollar                                   AUD    1,108      USD  1,020      USD  1,026
------------------------------------------------------------------------------------------------
Brazilian Real                                      BRL  498,339         275,250         286,690
------------------------------------------------------------------------------------------------
Euro Currency                                       EUR       69              94              92
------------------------------------------------------------------------------------------------
Mexican Peso                                       MXN 1,438,621         118,332         116,845
------------------------------------------------------------------------------------------------
Turkish Lira                                        YTL  131,781          87,777          88,527
------------------------------------------------------------------------------------------------
Total                                                                USD 482,473     USD 493,180
------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    31

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $1,910 and $1,930, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $191,810 and $144,810, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                       181,017  $  2,070,442
Shares issued to shareholders
  in reinvestment of
  dividends                        55,350       627,361
Shares redeemed                  (138,257)   (1,578,560)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       98,110     1,119,243
Shares converted into
  Investor Class (See Note 1)      57,296       653,826
Shares converted from
  Investor Class (See Note 1)     (73,537)     (843,954)
                               ------------------------
Net increase                       81,869  $    929,115
                               ========================
Year ended October 31, 2009:
Shares sold                       214,269  $  2,072,965
Shares issued to shareholders
  in reinvestment of
  dividends                       110,654     1,051,399
Shares redeemed                  (295,230)   (2,759,104)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       29,693       365,260
Shares converted into
  Investor Class (See Note 1)     123,684     1,163,206
Shares converted from
  Investor Class (See Note 1)    (147,335)   (1,531,293)
                               ------------------------
Net increase (decrease)             6,042  $     (2,827)
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                     3,740,185  $ 42,273,756

Shares issued to shareholders
  in reinvestment of
  dividends                       251,920     2,841,546

Shares redeemed                (1,811,519)  (20,676,747)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    2,180,586    24,438,555

Shares converted into Class A
  (See Note 1)                    153,402     1,744,059

Shares converted from Class A
  (See Note 1)                    (13,989)     (161,574)

Shares converted from
  Class A (a)                  (1,610,930)  (17,881,323)
                               ------------------------


Net increase                      709,069  $  8,139,717
                               ========================


Year ended October 31, 2009:

Shares sold                     4,886,173  $ 50,787,761

Shares issued to shareholders
  in reinvestment of
  dividends                       372,136     3,540,480

Shares redeemed                (2,199,153)  (21,143,948)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    3,059,156    33,184,293

Shares converted into Class A
  (See Note 1)                    270,327     2,699,414

Shares converted from Class A
  (See Note 1)                    (50,745)     (476,185)
                               ------------------------


Net increase                    3,278,738  $ 35,407,522
                               ========================





32    MainStay Global High Income Fund

 CLASS B                           SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       211,747  $  2,380,460

Shares issued to shareholders
  in reinvestment of
  dividends                        58,442       651,041

Shares redeemed                  (186,942)   (2,088,719)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                       83,247       942,782

Shares converted from Class B
  (See Note 1)                   (124,466)   (1,392,357)
                               ------------------------


Net decrease                      (41,219) $   (449,575)
                               ========================


Year ended October 31, 2009:

Shares sold                       317,717  $  3,090,164

Shares issued to shareholders
  in reinvestment of
  dividends                       128,574     1,195,355

Shares redeemed                  (555,948)   (5,146,836)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                     (109,657)     (861,317)

Shares converted from Class B
  (See Note 1)                   (197,883)   (1,855,142)
                               ------------------------


Net decrease                     (307,540) $ (2,716,459)
                               ========================



 CLASS C                           SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                     1,488,381  $ 16,647,417

Shares issued to shareholders
  in reinvestment of
  dividends                        97,121     1,083,611

Shares redeemed                  (502,762)   (5,632,372)
                               ------------------------


Net increase                    1,082,740  $ 12,098,656
                               ========================


Year ended October 31, 2009:

Shares sold                     2,886,858  $ 29,096,911

Shares issued to shareholders
  in reinvestment of
  dividends                       141,385     1,330,159

Shares redeemed                (1,216,447)  (11,146,418)
                               ------------------------


Net increase                    1,811,796  $ 19,280,652
                               ========================



 CLASS I                           SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       867,237  $  9,966,580

Shares issued to shareholders
  in reinvestment of
  dividends                        18,185       205,706

Shares redeemed                  (244,158)   (2,803,034)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                      641,264     7,369,252

Shares converted into
  Class I (a)                   1,609,480    17,881,323
                               ------------------------


Net increase                    2,250,744  $ 25,250,575
                               ========================


Year ended October 31, 2009:

Shares sold                       352,539  $  3,439,579

Shares issued to shareholders
  in reinvestment of
  dividends                         9,862       102,014

Shares redeemed                    (7,951)      (82,772)
                               ------------------------


Net increase                      354,450  $  3,458,821
                               ========================





  (a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    33

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



34    MainStay Global High Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18308 MS121-10                                         MSGH10-06/10
                                                                              20

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY COMMON STOCK FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY COMMON STOCK FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------
FINANCIAL STATEMENTS                       18
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              25
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR      YEARS     YEARS
---------------------------------------------------------------
With sales charges          7.70%    24.83%    -0.17%    -2.90%
Excluding sales charges    13.96     32.10      0.96     -2.35




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                 STOCK FUND         INDEX           INDEX
              ---------------    ----------    ---------------
4/30/00             9450            10000           10000
                    7951             8703            8634
                    6736             7604            7599
                    5570             6592            6577
                    6688             8100            8148
                    7103             8614            8735
                    8319             9941           10195
                    9562            11456           11740
                    8898            10920           11198
                    5642             7064            7245
4/30/10             7452             9808           10159



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges          8.03%    25.49%    0.04%    -2.80%
Excluding sales charges    14.31     32.80     1.18     -2.24




(With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                            STOCK FUND         INDEX           INDEX
                         ---------------    ----------    ---------------
4/30/00                       23625            25000           25000
                              19879            21757           21585
                              16841            19010           18999
                              13924            16480           16441
                              16721            20250           20371
                              17758            21534           21838
                              20798            24853           25487
                              23906            28640           29350
                              22229            27301           27994
                              14179            17660           18113
4/30/10                       18829            24520           25397



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR      YEARS     YEARS
---------------------------------------------------------------
With sales charges          8.60%    26.14%    -0.14%    -3.07%
Excluding sales charges    13.60     31.14      0.22     -3.07




(With sales charges)


(PERFORMANCE GRAPH)

            MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
               STOCK FUND         INDEX           INDEX
            ---------------    ----------    ---------------
4/30/00          10000            10000           10000
                  8346             8703            8634
                  7022             7604            7599
                  5762             6592            6577
                  6867             8100            8148
                  7241             8614            8735
                  8424             9941           10195
                  9607            11456           11740
                  8867            10920           11198
                  5583             7064            7245
4/30/10           7322             9808           10159







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Investor Class shares were first offered to the public on February 28, 2008. Performance figures for Investor Class

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE      TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS     YEARS
-----------------------------------------------------
With sales
  charges         12.58%    30.12%    0.22%    -3.07%
Excluding
  sales
  charges         13.58     31.12     0.22     -3.07




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY COMMON     S&P 500     RUSSELL 1000(R)
                 STOCK FUND      (R) INDEX         INDEX
              ---------------    ---------    ---------------
4/30/00            10000           10000           10000
                    8346            8703            8634
                    7022            7604            7599
                    5762            6592            6577
                    6867            8100            8148
                    7241            8614            8735
                    8417            9941           10195
                    9607           11456           11740
                    8868           10920           11198
                    5584            7064            7245
4/30/10             7321            9808           10159



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE      TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS     YEARS
-----------------------------------------------------
                  14.57%    33.21%    1.69%    -1.87%





(PERFORMANCE GRAPH)

                          MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                             STOCK FUND         INDEX           INDEX
                          ---------------    ----------    ---------------
4/30/00                        10000            10000           10000
                                8434             8703            8634
                                7166             7604            7599
                                5936             6592            6577
                                7147             8100            8148
                                7617             8614            8735
                                8977             9941           10195
                               10387            11456           11740
                                9727            10920           11198
                                6219             7064            7245
4/30/10                         8284             9808           10159



CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE      TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS     YEARS
-----------------------------------------------------
                  14.25%    32.67%    1.08%    -2.34%






            MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
               STOCK FUND         INDEX           INDEX
            ---------------    ----------    ---------------
4/30/00          10000            10000           10000
                  8406             8703            8634
                  7114             7604            7599
                  5876             6592            6577
                  7049             8100            8148
                  7479             8614            8735
                  8751             9941           10195
                 10048            11456           11740
                  9334            10920           11198
                  5948             7064            7245
4/30/10           7891             9808           10159



(PERFORMANCE GRAPH)

            MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
               STOCK FUND         INDEX           INDEX
            ---------------    ----------    ---------------
4/30/00          10000            10000           10000
                  8406             8703            8634
                  7114             7604            7599
                  5876             6592            6577
                  7049             8100            8148
                  7479             8614            8735
                  8751             9941           10195
                 10048            11456           11740
                  9334            10920           11198
                  5948             7064            7245
4/30/10           7891             9808           10159






   shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares through December 27, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class A shares through April 30, 2010, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. As of April 30, 2010, Class R2 shares had yet to commence investment operations.
5. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Common Stock Fund

        BENCHMARK PERFORMANCE              SIX       ONE      FIVE      TEN
                                         MONTHS     YEAR     YEARS     YEARS
S&P 500(R) Index(5)                      15.66%    38.84%    2.63%    -0.19%
Russell 1000(R) Index(6)                 16.77     40.21     3.07      0.16
Average Lipper large-cap core fund(7)    14.38     36.84     2.55      0.16





   total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING TWO PAGES IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,139.60        $ 8.65         $1,016.70         $ 8.15
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,143.10        $ 5.10         $1,020.00         $ 4.81
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,136.00        $12.60         $1,013.00         $11.88
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,135.80        $12.60         $1,013.00         $11.88
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,145.70        $ 3.78         $1,021.30         $ 3.56
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.63% for Investor Class, 0.96% for Class A, 2.38% for Class B and Class C and 0.71% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. As of April 30, 2010, Class R2 shares had yet to commence investment operations.


8    MainStay Common Stock Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Oil, Gas & Consumable Fuels              8.4%
Computers & Peripherals                  6.6
Pharmaceuticals                          5.4
Health Care Providers & Services         4.9
Insurance                                4.8
Diversified Financial Services           4.5
Software                                 4.3
Commercial Banks                         3.5
Media                                    3.5
Food & Staples Retailing                 3.4
Diversified Telecommunication
  Services                               3.1
IT Services                              3.0
Specialty Retail                         3.0
Multiline Retail                         2.6
Aerospace & Defense                      2.5
Semiconductors & Semiconductor
  Equipment                              2.5
Industrial Conglomerates                 2.3
Internet Software & Services             2.3
Communications Equipment                 2.2
Machinery                                1.8
Chemicals                                1.7
Energy Equipment & Services              1.5
Household Products                       1.5
Beverages                                1.3
Biotechnology                            1.3
Capital Markets                          1.3
Hotels, Restaurants & Leisure            1.2
Food Products                            1.1
Health Care Equipment & Supplies         1.1
Electrical Equipment                     1.0
Exchange Traded Fund                     1.0
Metals & Mining                          0.9
Tobacco                                  0.9
Household Durables                       0.8
Automobiles                              0.7
Internet & Catalog Retail                0.7
Multi-Utilities                          0.7
Paper & Forest Products                  0.7
Consumer Finance                         0.5
Electronic Equipment & Instruments       0.5
Leisure Equipment & Products             0.5
Air Freight & Logistics                  0.4
Commercial Services & Supplies           0.4
Independent Power Producers & Energy
  Traders                                0.4
Personal Products                        0.4
Trading Companies & Distributors         0.4
Airlines                                 0.3
Auto Components                          0.3
Real Estate Investment Trusts            0.3
Wireless Telecommunication Services      0.3
Gas Utilities                            0.2
Life Sciences Tools & Services           0.2
Office Electronics                       0.2
Containers & Packaging                   0.1
Diversified Consumer Services            0.1
Real Estate Management & Development     0.1
Road & Rail                              0.1
Textiles, Apparel & Luxury Goods         0.1
Distributors                             0.0++
Electric Utilities                       0.0++
Professional Services                    0.0++
Thrifts & Mortgage Finance               0.0++
Short-Term Investment                    0.3
Other Assets, Less Liabilities          -0.1
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Microsoft Corp.
    2.  Apple, Inc.
    3.  Bank of America Corp.
    4.  Wells Fargo & Co.
    5.  International Business Machines Corp.
    6.  JPMorgan Chase & Co.
    7.  General Electric Co.
    8.  Johnson & Johnson
    9.  AT&T, Inc.
   10.  Intel Corp.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Common Stock Fund returned 13.96% for Investor Class shares, 14.31% for Class A shares, 13.60% for Class B shares and 13.58% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 14.57% and Class R2 shares returned 14.25%. Class I shares outperformed--and Investor Class, Class A, Class B, Class C and Class R2 shares underperformed--the 14.38% return of the average Lipper(1) large-cap core fund. All share classes underperformed the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the six-month reporting period, the Fund underperformed the S&P 500(R) Index primarily because of the Fund's focus on high-quality stocks in an environment in which low-quality stocks (those with negative earnings or very high earnings multiples) showed strong performance. This trend was especially notable in the financials sector.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Relative to the S&P 500(R) Index, the strongest-contributing sectors to the Fund's performance were materials, consumer staples and consumer discretionary. In the materials sector, an overweight position in specialty chemicals company Ashland helped relative performance, as did an underweight position in seed specialist Monsanto. Having an underweight position in consumer staples helped the Fund's relative results, as this sector underperformed the S&P 500(R) Index during the reporting period. An overweight position in consumer discretionary contributed positively to the Fund's relative performance, as this sector outperformed the S&P 500(R) Index on the back of betterthan-expected consumer spending and retail sales data.

During the reporting period, the sectors that detracted the most from the Fund's performance were financials, industrials and information technology. The Fund's high-quality bias hurt in all three cases. The difficulty was especially evident in financials, where stocks such as Citigroup and Zions Bancorp, which had negative or low earnings, outperformed blue chip stocks such as JPMorgan Chase and Travelers.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, information technology company Apple, industrial conglomerate General Electric and commercial bank Wells Fargo made the strongest contributions to the Fund's performance. Apple continued to gain market share with its iPhone and was given an additional boost with the introduction of the iPad. General Electric advanced as the economy rebounded and concerns about its financial unit subsided. Like most other large-cap banks, Wells Fargo showed strong performance during the reporting period.

Integrated oil company ExxonMobil, capital markets firm Goldman Sachs and multiline retailer J.C. Penney were among the greatest detractors from the Fund's absolute performance. All three had negative total returns during the reporting period. Despite rising oil prices, ExxonMobil's share price fell on its announced purchase of XTO Energy and on weaker-than-expected earnings. Goldman Sachs' shares sold off dramatically after the announcement of an SEC action against the company. J.C. Penney struggled in the face of persistent competition from "big box" stores, such as Kohl's.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Given the continued build-out of computer networks and smart mobile devices, we established a Fund position in semiconductor manufacturer Intel, viewing this as a conservative way to gain exposure to this trend. The company has a track record of high earnings quality; and during the reporting period, Intel enjoyed positive reactions from analysts to the company's earnings announcements. The Fund also increased its exposure to General Electric and Wells Fargo during the reporting period.

We sold the Fund's positions in Bank of New York Mellon and Lockheed Martin. Bank of New York is a conservatively managed bank that had become expensive based on our valuation measures, which take the enterprise value of a company into account. In its place, we established a Fund position in Bank of

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.

10    MainStay Common Stock Fund

America, which our model suggested was undervalued and well-positioned to benefit from a recovery in the U.S. economy.

We significantly trimmed the Fund's position in ExxonMobil after the announcement of its pending merger with XTO Energy, because the stock appeared expensive relative to others in the same industry. Market sentiment about ExxonMobil was negative in the wake of the deal.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in the health care and consumer staples sectors. In health care, the Fund purchased pharmaceutical companies (such as Abbott Laboratories) and service providers (such as Cardinal Health) that we felt had become undervalued following the new health care legislation. In consumer staples, the Fund established positions in processed and packaged food provider Conagra Foods and membership warehouse company Costco Wholesale.

We reduced the Fund's exposure to the energy and information technology sectors. Energy stocks generally advanced as the price of oil rose. However, many energy companies have exposure to natural gas, which dropped dramatically in price during the reporting period. As a result, a number of energy stocks had higher-than-average valuations by the end of April 2010. We reduced the Fund's weighting in information technology primarily for risk-management reasons. Despite the reduction, the sector remains overweight in the Fund.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010?

As of April 30, 2010, the Fund's most substantially overweight sectors relative to the S&P 500(R) Index were consumer discretionary and information technology. As discussed earlier, the overweight in consumer discretionary contributed positively to the Fund's relative performance, as retailers were generally able to use tight inventory controls to beat profit expectations despite lackluster sales. On the other hand, the Fund's positioning in information technology detracted from relative performance, because the sector as a whole lagged the S&P 500(R) Index, despite generally strong earnings. Apple was a notable exception.

On the same date, the Fund's most substantially underweight sectors relative to the S&P 500(R) Index were consumer staples and utilities. These positions helped the Fund's relative performance, as both are low beta sectors (that is, less volatile than the market as a whole) and both underperformed the rapid advance of the S&P 500(R) Index during the reporting period.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                  SHARES         VALUE
COMMON STOCKS 98.8%+
------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Boeing Co. (The)                  13,893  $  1,006,270
Honeywell International, Inc.      6,155       292,178
L-3 Communications Holdings,
  Inc.                            17,509     1,638,317
Northrop Grumman Corp.            25,239     1,711,962
Raytheon Co.                      34,730     2,024,759
United Technologies Corp.          5,556       416,422
                                          ------------
                                             7,089,908
                                          ------------

AIR FREIGHT & LOGISTICS 0.4%
FedEx Corp.                        6,128       551,581
United Parcel Service, Inc.
  Class B                          8,628       596,540
                                          ------------
                                             1,148,121
                                          ------------

AIRLINES 0.3%
Southwest Airlines Co.            62,579       824,791
                                          ------------


AUTO COMPONENTS 0.3%
Johnson Controls, Inc.            24,104       809,653
                                          ------------


AUTOMOBILES 0.7%
Ford Motor Co. (a)               149,952     1,952,375
                                          ------------


BEVERAGES 1.3%
Coca-Cola Co. (The)               35,835     1,915,381
PepsiCo, Inc.                     27,820     1,814,420
                                          ------------
                                             3,729,801
                                          ------------

BIOTECHNOLOGY 1.3%
Amgen, Inc. (a)                   45,968     2,636,724
Cephalon, Inc. (a)                14,023       900,277
Genzyme Corp. (a)                  2,016       107,332
Gilead Sciences, Inc. (a)            967        38,361
                                          ------------
                                             3,682,694
                                          ------------

CAPITAL MARKETS 1.3%
Charles Schwab Corp. (The)         2,239        43,190
Goldman Sachs Group, Inc.
  (The)                           10,412     1,511,822
Northern Trust Corp.              10,486       576,520
State Street Corp.                33,969     1,477,652
                                          ------------
                                             3,609,184
                                          ------------

CHEMICALS 1.7%
Ashland, Inc.                     10,400       619,424
CF Industries Holdings, Inc.       7,751       648,526
Cytec Industries, Inc.             2,172       104,386
E.I. du Pont de Nemours & Co.     33,402     1,330,736
Eastman Chemical Co.              12,085       808,728
Lubrizol Corp. (The)               9,114       823,359
RPM International, Inc.           16,037       354,097
Valspar Corp.                      2,754        86,255
                                          ------------
                                             4,775,511
                                          ------------

COMMERCIAL BANKS 3.5%
BB&T Corp.                         9,398       312,390
Comerica, Inc.                       645        27,090
Fifth Third Bancorp                4,535        67,617
M&T Bank Corp.                     6,831       596,688
PNC Financial Services Group,
  Inc.                            32,614     2,191,987
U.S. Bancorp                      23,775       636,457
V  Wells Fargo & Co.             183,376     6,071,579
Zions Bancorp                      1,784        51,254
                                          ------------
                                             9,955,062
                                          ------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Cintas Corp.                      15,333       417,824
R.R. Donnelley & Sons Co.         38,492       827,193
                                          ------------
                                             1,245,017
                                          ------------

COMMUNICATIONS EQUIPMENT 2.2%
Cisco Systems, Inc. (a)           99,768     2,685,754
CommScope, Inc. (a)                  115         3,747
Harris Corp.                      21,602     1,112,071
QUALCOMM, Inc.                    55,005     2,130,894
Tellabs, Inc.                     46,004       417,716
                                          ------------
                                             6,350,182
                                          ------------

COMPUTERS & PERIPHERALS 6.6%
V  Apple, Inc. (a)                26,447     6,905,841
Dell, Inc. (a)                   134,821     2,181,404
EMC Corp. (a)                    125,697     2,389,500
Hewlett-Packard Co.               90,061     4,680,470
Lexmark International, Inc.
  Class A (a)                     11,746       435,189
NetApp, Inc. (a)                   3,187       110,493
Teradata Corp. (a)                17,295       502,766
Western Digital Corp. (a)         40,805     1,676,677
                                          ------------
                                            18,882,340
                                          ------------

CONSUMER FINANCE 0.5%
American Express Co.               3,964       182,819
Capital One Financial Corp.        3,422       148,549
Discover Financial Services       67,680     1,046,333
                                          ------------
                                             1,377,701
                                          ------------

CONTAINERS & PACKAGING 0.1%
Bemis Co., Inc.                   13,363       406,369
Sealed Air Corp.                     144         3,096
                                          ------------
                                               409,465
                                          ------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

12    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES         VALUE
COMMON STOCKS (CONTINUED)
DISTRIBUTORS 0.0%++
Genuine Parts Co.                     72  $      3,082
                                          ------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc.
  Class A (a)                        455        26,122
H&R Block, Inc.                   16,305       298,544
                                          ------------
                                               324,666
                                          ------------

DIVERSIFIED FINANCIAL SERVICES 4.5%
V  Bank of America Corp.         349,927     6,239,199
Citigroup, Inc. (a)              209,854       917,062
V  JPMorgan Chase & Co.          137,809     5,867,907
                                          ------------
                                            13,024,168
                                          ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.1%
V  AT&T, Inc.                    204,714     5,334,847
tw telecom, Inc. (a)               1,690        30,082
Verizon Communications, Inc.     123,703     3,573,780
                                          ------------
                                             8,938,709
                                          ------------

ELECTRIC UTILITIES 0.0%++
Pinnacle West Capital Corp.        3,790       141,519
                                          ------------



ELECTRICAL EQUIPMENT 1.0%
Emerson Electric Co.              45,965     2,400,752
Hubbel, Inc. Class B               7,956       369,715
                                          ------------
                                             2,770,467
                                          ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Arrow Electronics, Inc. (a)       16,102       491,111
Avnet, Inc. (a)                   18,355       586,809
Ingram Micro, Inc.
  Class A (a)                      7,195       130,661
Jabil Circuit, Inc.                6,259        95,888
Tech Data Corp. (a)                1,766        75,762
                                          ------------
                                             1,380,231
                                          ------------

ENERGY EQUIPMENT & SERVICES 1.5%
Helmerich & Payne, Inc.           10,821       439,549
Nabors Industries, Ltd. (a)       18,119       390,827
National-Oilwell Varco, Inc.      40,214     1,770,622
Oceaneering International,
  Inc. (a)                           409        26,790
Patterson-UTI Energy, Inc.         5,353        81,847
Pride International, Inc. (a)      6,732       204,182
Rowan Cos., Inc. (a)               6,745       201,001
Smith International, Inc.         26,287     1,255,467
                                          ------------
                                             4,370,285
                                          ------------

FOOD & STAPLES RETAILING 3.4%
Costco Wholesale Corp.            26,930     1,591,024
Kroger Co. (The)                  11,040       245,419
Safeway, Inc.                     59,420     1,402,312
SUPERVALU, Inc.                   17,262       257,204
Wal-Mart Stores, Inc.             80,184     4,301,872
Walgreen Co.                      52,717     1,853,003
                                          ------------
                                             9,650,834
                                          ------------

FOOD PRODUCTS 1.1%
Archer-Daniels-Midland Co.           275         7,683
ConAgra Foods, Inc.               66,917     1,637,459
Corn Products International,
  Inc.                             8,624       310,464
General Mills, Inc.                2,725       193,965
Sara Lee Corp.                     1,321        18,785
Smithfield Foods, Inc. (a)         1,301        24,381
Tyson Foods, Inc. Class A         57,325     1,122,997
                                          ------------
                                             3,315,734
                                          ------------

GAS UTILITIES 0.2%
Atmos Energy Corp.                 1,638        48,452
Energen Corp.                      2,680       130,972
Nicor, Inc.                          704        30,631
Questar Corp.                      6,803       326,204
                                          ------------
                                               536,259
                                          ------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.1%
Baxter International, Inc.         1,914        90,379
Beckman Coulter, Inc.              1,823       113,755
CareFusion Corp. (a)              25,924       714,984
Hologic, Inc. (a)                 17,965       321,035
Hospira, Inc. (a)                 29,196     1,570,453
Medtronic, Inc.                      548        23,942
Stryker Corp.                      1,064        61,116
Zimmer Holdings, Inc. (a)          4,811       293,038
                                          ------------
                                             3,188,702
                                          ------------

HEALTH CARE PROVIDERS & SERVICES 4.9%
Aetna, Inc.                       43,087     1,273,221
AmerisourceBergen Corp.           49,977     1,541,790
Cardinal Health, Inc.             46,337     1,607,431
Coventry Health Care,
  Inc. (a)                        23,645       561,332
Health Net, Inc. (a)                 322         7,090
Humana, Inc. (a)                  31,880     1,457,554
Lincare Holdings, Inc. (a)         1,883        87,917
McKesson Corp.                    26,299     1,704,438
Medco Health Solutions,
  Inc. (a)                        34,795     2,050,121
UnitedHealth Group, Inc.          58,635     1,777,227
WellPoint, Inc. (a)               35,542     1,912,160
                                          ------------
                                            13,980,281
                                          ------------

HOTELS, RESTAURANTS & LEISURE 1.2%
Carnival Corp.                    12,453       519,290
Darden Restaurants, Inc.          18,290       818,477
McDonald's Corp.                   8,076       570,085
Panera Bread Co. Class A (a)       2,533       197,422


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                  SHARES         VALUE
COMMON STOCKS (CONTINUED)

HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Starbucks Corp.                   35,312  $    917,406
Wyndham Worldwide Corp.           14,473       388,021
                                          ------------
                                             3,410,701
                                          ------------

HOUSEHOLD DURABLES 0.8%
Fortune Brands, Inc.                 459        24,061
Leggett & Platt, Inc.             28,041       687,846
Whirlpool Corp.                   14,003     1,524,506
                                          ------------
                                             2,236,413
                                          ------------

HOUSEHOLD PRODUCTS 1.5%
Kimberly-Clark Corp.              11,444       701,059
Procter & Gamble Co. (The)        60,272     3,746,508
                                          ------------
                                             4,447,567
                                          ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
Constellation Energy Group,
  Inc.                            34,686     1,226,150
                                          ------------


INDUSTRIAL CONGLOMERATES 2.3%
3M Co.                            12,314     1,091,882
Carlisle Cos., Inc.                2,851       107,568
V  General Electric Co.          289,451     5,459,046
Textron, Inc.                      1,294        29,555
                                          ------------
                                             6,688,051
                                          ------------

INSURANCE 4.8%
Aflac, Inc.                       31,197     1,589,799
Assurant, Inc.                    21,693       790,276
Berkshire Hathaway, Inc.
  Class B(a)                      31,014     2,388,078
Chubb Corp. (The)                 30,353     1,604,763
Everest Re Group, Ltd.             2,771       212,397
First American Corp.               9,146       316,177
HCC Insurance Holdings, Inc.      10,296       279,948
Principal Financial Group,
  Inc.                            12,533       366,214
Progressive Corp. (The)           73,023     1,467,032
Prudential Financial, Inc.        25,881     1,644,996
Reinsurance Group of America,
  Inc.                             4,842       249,993
Torchmark Corp.                    4,147       222,030
Transatlantic Holdings, Inc.       1,816        90,310
Travelers Cos., Inc. (The)        40,390     2,049,389
Unum Group                        22,438       549,058
                                          ------------
                                            13,820,460
                                          ------------

INTERNET & CATALOG RETAIL 0.7%
Amazon.com, Inc. (a)              12,757     1,748,475
Expedia, Inc.                      9,171       216,527
NetFlix, Inc. (a)                  1,235       121,981
                                          ------------
                                             2,086,983
                                          ------------

INTERNET SOFTWARE & SERVICES 2.3%
AOL, Inc. (a)                     14,265       333,230
eBay, Inc. (a)                    70,728     1,684,034
Google, Inc. Class A (a)           7,064     3,711,708
VeriSign, Inc. (a)                34,858       950,578
                                          ------------
                                             6,679,550
                                          ------------

IT SERVICES 3.0%
Automatic Data Processing,
  Inc.                            34,040     1,475,975
Broadridge Financial
  Solutions LLC                    4,743       112,931
Computer Sciences Corp. (a)        8,138       426,350
Fiserv, Inc. (a)                   2,313       118,171
Global Payments, Inc.              3,740       160,109
Hewitt Associates, Inc. Class
  A (a)                            3,012       123,462
V  International Business
  Machines Corp.                  45,884     5,919,036
Total System Services, Inc.        9,837       157,490
                                          ------------
                                             8,493,524
                                          ------------

LEISURE EQUIPMENT & PRODUCTS 0.5%
Mattel, Inc.                      67,976     1,566,847
                                          ------------


LIFE SCIENCES TOOLS & SERVICES 0.2%
Millipore Corp. (a)                1,103       117,083
Pharmaceutical Product
  Development, Inc.               10,942       300,905
Thermo Fisher Scientific,
  Inc. (a)                         4,228       233,724
                                          ------------
                                               651,712
                                          ------------

MACHINERY 1.8%
Caterpillar, Inc.                 38,762     2,639,305
Cummins, Inc.                      6,085       439,520
Deere & Co.                        6,645       397,504
Eaton Corp.                       10,494       809,717
Harsco Corp.                       2,390        73,994
Lincoln Electric Holdings,
  Inc.                             4,111       246,413
Oshkosh Corp. (a)                 11,920       460,351
Snap-On, Inc.                        951        45,819
Timken Co. (The)                   6,079       213,859
                                          ------------
                                             5,326,482
                                          ------------

MEDIA 3.5%
Comcast Corp. Class A            153,567     3,031,413
DIRECTV Class A (a)               66,001     2,391,216
Gannett Co., Inc.                  3,068        52,217
Interpublic Group of Cos.,
  Inc. (The)(a)                   19,505       173,789
Omnicom Group, Inc.               31,063     1,325,148
Time Warner Cable, Inc.            3,019       169,819
Time Warner, Inc.                 60,050     1,986,454
Walt Disney Co. (The)             21,729       800,496
Washington Post Co. Class B          312       158,234
                                          ------------
                                            10,088,786
                                          ------------



14    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES         VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING 0.9%
Freeport-McMoRan Copper &
  Gold, Inc.                      27,190  $  2,053,661
Newmont Mining Corp.               1,017        57,033
Reliance Steel & Aluminum Co.      8,550       417,326
                                          ------------
                                             2,528,020
                                          ------------

MULTI-UTILITIES 0.7%
Ameren Corp.                       2,875        74,635
DTE Energy Corp.                   4,999       240,802
Integrys Energy Group, Inc.       14,036       696,326
MDU Resources Group, Inc.         25,190       534,028
NiSource, Inc.                    37,065       604,159
                                          ------------
                                             2,149,950
                                          ------------

MULTILINE RETAIL 2.6%
Big Lots, Inc. (a)                11,797       450,646
Dollar Tree, Inc. (a)             10,513       638,349
Family Dollar Stores, Inc.        15,679       620,261
J.C. Penney Co., Inc.              6,250       182,313
Kohl's Corp. (a)                  28,611     1,573,319
Macy's, Inc.                       1,627        37,746
Nordstrom, Inc.                   11,008       454,961
Sears Holdings Corp. (a)           7,053       853,060
Target Corp.                      45,259     2,573,879
                                          ------------
                                             7,384,534
                                          ------------

OFFICE ELECTRONICS 0.2%
Xerox Corp.                       43,021       468,929
                                          ------------


OIL, GAS & CONSUMABLE FUELS 8.4%
Apache Corp.                          89         9,057
Chesapeake Energy Corp.           18,517       440,705
Chevron Corp.                     58,461     4,761,064
Cimarex Energy Co.                 3,084       209,959
ConocoPhillips                    62,361     3,691,147
Denbury Resources, Inc. (a)          163         3,121
Devon Energy Corp.                14,840       999,177
El Paso Corp.                      2,418        29,258
ExxonMobil Corp.                  54,856     3,721,979
Hess Corp.                        10,060       639,313
Marathon Oil Corp.                63,664     2,046,798
Murphy Oil Corp.                  26,115     1,570,817
Newfield Exploration Co. (a)       7,543       438,927
Occidental Petroleum Corp.         5,060       448,620
Peabody Energy Corp.               1,220        56,998
Williams Cos., Inc.               69,864     1,649,489
XTO Energy, Inc.                  71,809     3,412,364
                                          ------------
                                            24,128,793
                                          ------------

PAPER & FOREST PRODUCTS 0.7%
International Paper Co.           51,219     1,369,596
MeadWestvaco Corp.                26,339       715,631
                                          ------------
                                             2,085,227
                                          ------------

PERSONAL PRODUCTS 0.4%
Alberto-Culver Co.                 3,920       112,896
Estee Lauder Cos., Inc. (The)
  Class A                         17,611     1,160,917
                                          ------------
                                             1,273,813
                                          ------------

PHARMACEUTICALS 5.4%
Abbott Laboratories               56,125     2,871,355
Bristol-Myers Squibb Co.             328         8,295
Endo Pharmaceuticals
  Holdings, Inc. (a)               4,045        88,586
Forest Laboratories, Inc. (a)     49,737     1,355,831
V  Johnson & Johnson              83,695     5,381,588
King Pharmaceuticals,
  Inc. (a)                        46,431       455,024
Merck & Co., Inc.                 44,078     1,544,493
Perrigo Co.                           77         4,699
Pfizer, Inc.                     215,096     3,596,405
Valeant Pharmaceuticals
  International (a)                2,360       106,200
                                          ------------
                                            15,412,476
                                          ------------

PROFESSIONAL SERVICES 0.0%++
Manpower, Inc.                     1,785       100,139
                                          ------------


REAL ESTATE INVESTMENT TRUSTS 0.3%
Duke Realty Corp.                  7,283        98,539
Public Storage                     8,861       858,720
                                          ------------
                                               957,259
                                          ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.1%
Jones Lang LaSalle, Inc.           4,134       326,090
                                          ------------


ROAD & RAIL 0.1%
Ryder System, Inc.                 7,459       346,993
                                          ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.5%
Advanced Micro Devices,
  Inc. (a)                        13,044       118,178
Broadcom Corp. Class A             6,232       214,942
V  Intel Corp.                   210,224     4,799,414
Micron Technology, Inc. (a)       66,259       619,522
Texas Instruments, Inc.           51,421     1,337,460
                                          ------------
                                             7,089,516
                                          ------------

SOFTWARE 4.3%
BMC Software, Inc. (a)               500        19,680
CA, Inc.                          45,931     1,047,686
Intuit, Inc. (a)                   5,095       184,235
V  Microsoft Corp.               251,847     7,691,408
Oracle Corp.                      56,873     1,469,598


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                  SHARES         VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE (CONTINUED)
Sybase, Inc. (a)                   8,196  $    355,543
Symantec Corp. (a)                92,325     1,548,290
                                          ------------
                                            12,316,440
                                          ------------

SPECIALTY RETAIL 3.0%
Abercrombie & Fitch Co. Class
  A                                4,227       184,847
Advance Auto Parts, Inc.             167         7,532
Best Buy Co., Inc.                27,214     1,240,958
GameStop Corp. Class A (a)         8,080       196,425
Gap, Inc. (The)                   67,849     1,677,906
Home Depot, Inc. (The)             8,897       313,619
Limited Brands, Inc.              48,738     1,306,178
Office Depot, Inc. (a)            17,963       123,226
PetSmart, Inc.                    16,478       544,927
Ross Stores, Inc.                 19,004     1,064,224
Staples, Inc.                     48,454     1,140,123
TJX Cos., Inc.                    13,837       641,206
Williams-Sonoma, Inc.              6,337       182,506
                                          ------------
                                             8,623,677
                                          ------------

TEXTILES, APPAREL & LUXURY GOODS 0.1%
Coach, Inc.                        5,984       249,832
NIKE, Inc. Class B                   959        72,798
                                          ------------
                                               322,630
                                          ------------

THRIFTS & MORTGAGE FINANCE 0.0%++
Hudson City Bancorp, Inc.          5,641        75,025
                                          ------------


TOBACCO 0.9%
Philip Morris International,
  Inc.                            49,980     2,453,018
                                          ------------


TRADING COMPANIES & DISTRIBUTORS 0.4%
W.W. Grainger, Inc.               11,635     1,286,133
                                          ------------


WIRELESS TELECOMMUNICATION SERVICES 0.3%
MetroPCS Communications,
  Inc. (a)                         1,123         8,568
Sprint Nextel Corp. (a)           90,176       383,248
Telephone and Data Systems,
  Inc.                            12,372       428,814
                                          ------------
                                               820,630
                                          ------------
Total Common Stocks
  (Cost $255,789,315)                      284,339,260
                                          ------------


EXCHANGE TRADED FUND 1.0% (B)
------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                        24,191     2,875,342
                                          ------------
Total Exchange Traded Fund
  (Cost $2,923,979)                          2,875,342
                                          ------------

                               PRINCIPAL
                                  AMOUNT         VALUE
SHORT-TERM INVESTMENT 0.3%
------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
State Street Bank and
  Trust Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $757,659 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.135%
  and a maturity date of
  5/27/10, with a Principal
  Amount of $775,000 and a
  Market Value of $774,923)     $757,658  $    757,658
                                          ------------
Total Short-Term Investment
  (Cost $757,658)                              757,658
                                          ------------
Total Investments
  (Cost $259,470,952) (c)          100.1%  287,972,260
Other Assets, Less
  Liabilities                       (0.1)     (339,266)
                                --------  ------------

Net Assets                         100.0% $287,632,994
                                ========  ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  At April 30, 2010, cost is $272,246,159
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 34,187,452
Gross unrealized depreciation       (18,461,351)
                                   ------------
Net unrealized appreciation        $ 15,726,101
                                   ============





16    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $284,339,260     $     --      $     --  $284,339,260
  Exchange Traded Fund                            2,875,342           --            --     2,875,342
  Short-Term Investment
     Repurchase Agreement                                --      757,658            --       757,658
                                               ------------     --------      --------  ------------
Total Investments in Securities                $287,214,602     $757,658           $--  $287,972,260
                                               ============     ========      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $259,470,952)     $ 287,972,260
Receivables:
  Dividends and interest                   279,699
  Fund shares sold                          22,929
Other assets                                42,503
                                     -------------
     Total assets                      288,317,391
                                     -------------

LIABILITIES:
Payables:
  Fund shares redeemed                     206,708
  Investment securities purchased          191,242
  Manager (See Note 3)                     138,667
  Transfer agent (See Note 3)               55,798
  Shareholder communication                 37,624
  Professional fees                         26,514
  NYLIFE Distributors (See Note 3)          15,362
  Custodian                                  7,567
  Trustees                                   1,470
Accrued expenses                             3,445
                                     -------------
     Total liabilities                     684,397
                                     -------------
Net assets                           $ 287,632,994
                                     =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     263,118
Additional paid-in capital             389,757,978
                                     -------------
                                       390,021,096
Accumulated undistributed net
  investment income                      1,109,811
Accumulated net realized loss on
  investments                         (131,999,221)
Net unrealized appreciation on
  investments                           28,501,308
                                     -------------
Net assets                           $ 287,632,994
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  14,059,657
                                     =============
Shares of beneficial interest
  outstanding                            1,282,612
                                     =============
Net asset value per share
  outstanding                        $       10.96
Maximum sales charge (5.50% of
  offering price)                             0.64
                                     -------------
Maximum offering price per share
  outstanding                        $       11.60
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  13,213,846
                                     =============
Shares of beneficial interest
  outstanding                            1,206,968
                                     =============
Net asset value per share
  outstanding                        $       10.95
Maximum sales charge (5.50% of
  offering price)                             0.64
                                     -------------
Maximum offering price per share
  outstanding                        $       11.59
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  10,126,781
                                     =============
Shares of beneficial interest
  outstanding                              994,976
                                     =============
Net asset value and offering price
  per share outstanding              $       10.18
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   1,487,408
                                     =============
Shares of beneficial interest
  outstanding                              146,156
                                     =============
Net asset value and offering price
  per share outstanding              $       10.18
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 248,745,302
                                     =============
Shares of beneficial interest
  outstanding                           22,681,106
                                     =============
Net asset value and offering price
  per share outstanding              $       10.97
                                     =============





18    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 2,871,067
  Interest                                    104
                                      -----------
     Total income                       2,871,171
                                      -----------
EXPENSES:
  Manager (See Note 3)                    882,636
  Transfer agent (See Note 3)             146,476
  Distribution/Service--Investor
     Class (See Note 3)                    16,916
  Distribution/Service--Class A (See
     Note 3)                               15,646
  Distribution/Service--Class B (See
     Note 3)                               51,912
  Distribution/Service--Class C (See
     Note 3)                                7,102
  Shareholder communication                48,463
  Professional fees                        39,524
  Registration                             38,118
  Custodian                                21,963
  Trustees                                  5,629
  Miscellaneous                            10,049
                                      -----------
     Total expenses                     1,284,434
                                      -----------
Net investment income                   1,586,737
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       21,532,164
Net change in unrealized
  appreciation on investments          18,776,296
                                      -----------
Net realized and unrealized gain on
  investments                          40,308,460
                                      -----------
Net increase in net assets resulting
  from operations                     $41,895,197
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $  1,586,737  $   5,164,158
 Net realized gain (loss)
  on investments                21,532,164   (107,755,855)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   18,776,296    118,957,834
                              ---------------------------
 Net increase in net assets
  resulting from operations     41,895,197     16,366,137
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (104,752)       (61,370)
    Class A                       (154,695)      (137,541)
    Class B                        (10,051)            --
    Class C                         (1,080)            --
    Class I                     (4,263,402)    (4,956,637)
                              ---------------------------
 Total dividends to
  shareholders                  (4,533,980)    (5,155,548)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        39,190,175     44,912,902
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      4,258,035      4,901,112
 Cost of shares redeemed       (89,315,387)  (140,577,108)
                              ---------------------------
    Decrease in net assets
     derived from capital
     share transactions        (45,867,177)   (90,763,094)
                              ---------------------------
    Net decrease in net
     assets                     (8,505,960)   (79,552,505)
NET ASSETS:
Beginning of period            296,138,954    375,691,459
                              ---------------------------
End of period                 $287,632,994  $ 296,138,954
                              ===========================
Accumulated undistributed
 net investment income at
 end of period                $  1,109,811  $   4,057,054
                              ===========================





20    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $  9.69           $  9.27             $ 13.17
                                       -------           -------             -------
Net investment income (a)                 0.01              0.07                0.03
Net realized and unrealized gain
  (loss) on investments                   1.34              0.40               (3.93)
                                       -------           -------             -------
Total from investment operations          1.35              0.47               (3.90)
                                       -------           -------             -------
Less dividends and distributions:
  From net investment income             (0.08)            (0.05)                 --
  From net realized gain on
     investments                            --                --                  --
                                       -------           -------             -------
Total dividends and distributions        (0.08)            (0.05)                 --
                                       -------           -------             -------
Net asset value at end of period       $ 10.96           $  9.69             $  9.27
                                       =======           =======             =======
Total investment return (c)              13.96%(d)          5.12%             (29.61%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.21% ++          0.81%               0.41% ++
  Net expenses                            1.63% ++          1.46%               1.40% ++
  Expenses (before
     waiver/reimbursement)                1.63% ++          1.73%               1.58% ++
Portfolio turnover rate                     75%              138%                158%
Net assets at end of period (in
  000's)                               $14,060           $12,752             $11,811



                                                                            CLASS B
                                     -------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                               YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                               $  8.97         $  8.60        $ 15.07        $ 13.80        $ 11.94        $ 10.87
                                       -------         -------        -------        -------        -------        -------
Net investment income (loss) (a)         (0.03)           0.01          (0.04)         (0.04)         (0.01)         (0.01)(b)
Net realized and unrealized gain
  (loss) on investments                   1.25            0.36          (5.29)          1.59           1.87           1.08
                                       -------         -------        -------        -------        -------        -------
Total from investment operations          1.22            0.37          (5.33)          1.55           1.86           1.07
                                       -------         -------        -------        -------        -------        -------
Less dividends and distributions:
  From net investment income             (0.01)             --             --             --             --             --
  From net realized gain on
     investments                            --              --          (1.14)         (0.28)            --             --
                                       -------         -------        -------        -------        -------        -------
Total dividends and distributions        (0.01)             --          (1.14)         (0.28)            --             --
                                       -------         -------        -------        -------        -------        -------
Net asset value at end of period       $ 10.18         $  8.97        $  8.60        $ 15.07        $ 13.80        $ 11.94
                                       =======         =======        =======        =======        =======        =======
Total investment return (c)              13.60%(d)        4.30%        (37.77%)        11.39%         15.58%          9.84%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           (0.53%)++        0.14%         (0.30%)        (0.31%)        (0.05%)        (0.08%)(b)
  Net expenses                            2.38% ++        2.20%          2.10%          2.04%          2.05%          2.13%
  Expenses (before
     waiver/reimbursement)                2.38% ++        2.49%          2.27%          2.23%          2.35%          2.47%
Portfolio turnover rate                     75%            138%           158%           122%           144%           105%
Net assets at end of period (in
  000's)                               $10,127         $10,371        $13,212        $33,203        $39,024        $50,815



*    Unaudited.
**   Commencement of operations.
 ++  Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      -----------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,
         2010*        2009       2008       2007       2006       2005
        $  9.70     $  9.28    $ 16.10    $ 14.66    $ 12.62    $ 11.41
        -------     -------    -------    -------    -------    -------
           0.05        0.12       0.08       0.06       0.09       0.08 (b)
           1.33        0.40      (5.70)      1.72       1.97       1.13
        -------     -------    -------    -------    -------    -------
           1.38        0.52      (5.62)      1.78       2.06       1.21
        -------     -------    -------    -------    -------    -------

          (0.13)      (0.10)     (0.06)     (0.06)     (0.02)        --
             --          --      (1.14)     (0.28)        --         --
        -------     -------    -------    -------    -------    -------
          (0.13)      (0.10)     (1.20)     (0.34)     (0.02)        --
        -------     -------    -------    -------    -------    -------
        $ 10.95     $  9.70    $  9.28    $ 16.10    $ 14.66    $ 12.62
        =======     =======    =======    =======    =======    =======
          14.31%(d)    5.80%    (37.22%)    12.24%     16.43%     10.60%

           0.86% ++    1.38%      0.65%      0.42%      0.63%      0.67%(b)
           0.96% ++    0.94%      1.15%      1.29%      1.30%      1.38%
           0.96% ++    0.98%      1.30%      1.48%      1.60%      1.72%
             75%        138%       158%       122%       144%       105%
        $13,214     $11,579    $12,530    $44,874    $38,940    $35,886




                                 CLASS C
      -------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                 YEAR ENDED OCTOBER 31,
         2010*       2009       2008      2007      2006      2005
        $ 8.97      $ 8.59    $ 15.07    $13.79    $11.94    $10.87
        ------      ------    -------    ------    ------    ------
         (0.03)       0.01      (0.04)    (0.05)    (0.01)    (0.01)(b)
          1.25        0.37      (5.30)     1.61      1.86      1.08
        ------      ------    -------    ------    ------    ------
          1.22        0.38      (5.34)     1.56      1.85      1.07
        ------      ------    -------    ------    ------    ------

         (0.01)         --         --        --        --        --
            --          --      (1.14)    (0.28)       --        --
        ------      ------    -------    ------    ------    ------
         (0.01)         --      (1.14)    (0.28)       --        --
        ------      ------    -------    ------    ------    ------
        $10.18      $ 8.97    $  8.59    $15.07    $13.79    $11.94
        ======      ======    =======    ======    ======    ======
         13.58%(d)    4.42%    (37.84%)   11.47%    15.49%     9.84%

         (0.54%)++    0.12%     (0.30%)   (0.32%)   (0.09%)   (0.08%)(b)
          2.38% ++    2.21%      2.10%     2.04%     2.05%     2.13%
          2.38% ++    2.49%      2.27%     2.23%     2.35%     2.47%
            75%        138%       158%      122%      144%      105%
        $1,487      $1,357    $ 1,611    $3,334    $3,254    $3,045




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                CLASS I
                            ------------------------------------------------------------------------------
                                                                                              DECEMBER 28,
                            SIX MONTHS                                                           2004**
                               ENDED                                                             THROUGH
                             APRIL 30,                YEAR ENDED OCTOBER 31,                   OCTOBER 31,

                            ------------------------------------------------------------------------------
                               2010*        2009        2008        2007          2006            2005
Net asset value at
  beginning of period        $   9.72     $   9.32    $  16.19    $  14.73      $  12.68         $ 12.25
                             --------     --------    --------    --------      --------         -------
Net investment income (a)        0.06         0.15        0.15        0.16          0.17            0.10
Net realized and
  unrealized gain (loss)
  on investments                 1.35         0.39       (5.73)       1.73          1.99            0.33
                             --------     --------    --------    --------      --------         -------
Total from investment
  operations                     1.41         0.54       (5.58)       1.89          2.16            0.43
                             --------     --------    --------    --------      --------         -------
Less dividends and
  distributions:
  From net investment
     income                     (0.16)       (0.14)      (0.15)      (0.15)        (0.11)             --
  From net realized gain
     on investments                --           --       (1.14)      (0.28)           --              --
                             --------     --------    --------    --------      --------         -------
Total dividends and
  distributions                 (0.16)       (0.14)      (1.29)      (0.43)        (0.11)             --
                             --------     --------    --------    --------      --------         -------
Net asset value at end of
  period                     $  10.97     $   9.72    $   9.32    $  16.19      $  14.73         $ 12.68
                             ========     ========    ========    ========      ========         =======
Total investment
  return (c)                    14.57%(d)     5.99%     (36.92%)     13.03%        17.19%           3.51%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.14% ++     1.69%       1.16%       1.06%         1.24%           0.94% ++
  Net expenses                   0.71% ++     0.65%       0.62%       0.62%         0.66%           0.76% ++
  Expenses (before
     waiver/reimbursement)       0.71% ++     0.73%       0.80%       0.87%         0.96%           1.10% ++
Portfolio turnover rate            75%         138%        158%        122%          144%            105%
Net assets at end of
  period (in 000's)          $248,745     $260,081    $336,529    $219,460      $133,818         $69,177




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





24    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares. There were no investment operations for Class R2 during the six-month period ended April 30, 2010.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset

                                                   mainstayinvestments.com    25
or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



26    MainStay Common Stock Fund

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund.

Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.55% on net assets up to $500 million, 0.525% on net assets from $500 million to $1 billion and 0.50% on net assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.57% for the six-month period ended April 30, 2010.


                                                   mainstayinvestments.com    27

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $882,636.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,038 and $963, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5, $7,991 and $5, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $47,460
----------------------------------------------
Class A                                  2,529
----------------------------------------------
Class B                                 36,473
----------------------------------------------
Class C                                  4,981
----------------------------------------------
Class I                                 55,033
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $  243    0.0%++
-----------------------------------------------
Class C                              120    0.0++
-----------------------------------------------
Class I                            2,101    0.0++
-----------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $5,990.



28    MainStay Common Stock Fund

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $140,756,178 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016             $ 37,722
           2017              103,034
---------------------------------- -----
          Total             $141,756
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $5,155,548
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $226,860 and $275,393, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                       44,752  $     473,136
Shares issued to
  shareholders in
  reinvestment of dividends       10,049        104,000
Shares redeemed                 (117,307)    (1,233,314)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                     (62,506)      (656,178)
Shares converted into
  Investor Class
  (See Note 1)                    64,951        679,514
Shares converted from
  Investor Class
  (See Note 1)                   (35,617)      (376,461)
                             --------------------------
Net decrease                     (33,172) $    (353,125)
                             ==========================
Year ended
  October 31, 2009:
Shares sold                       93,575  $     805,501
Shares issued to
  shareholders in
  reinvestment of dividends        7,249         60,971
Shares redeemed                 (242,848)    (2,070,771)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                    (142,024)    (1,204,299)
Shares converted into
  Investor Class
  (See Note 1)                   246,001      1,996,705
Shares converted from
  Investor Class
  (See Note 1)                   (62,571)      (608,108)
                             --------------------------
Net increase                      41,406  $     184,298
                             ==========================


 CLASS A                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       62,578  $     658,870

Shares issued to
  shareholders in
  reinvestment of dividends       13,866        142,959

Shares redeemed                 (128,397)    (1,349,501)
                             --------------------------

Net decrease in shares
  outstanding before
  conversion                     (51,953)      (547,672)

Shares converted into
  Class A (See Note 1)            65,823        692,713

Shares converted from
  Class A (See Note 1)            (1,099)       (11,945)
                             --------------------------

Net increase                      12,771  $     133,096
                             ==========================


                                                   mainstayinvestments.com    29

 CLASS A                          SHARES         AMOUNT

Year ended
  October 31, 2009:

Shares sold                      152,731  $   1,289,321

Shares issued to
  shareholders in
  reinvestment of dividends       15,031        125,963

Shares redeemed                 (363,744)    (3,078,312)
                             --------------------------

Net decrease in shares
  outstanding before
  conversion                    (195,982)    (1,663,028)

Shares converted into
  Class A (See Note 1)           138,763      1,250,027

Shares converted from
  Class A (See Note 1)           (98,151)      (775,732)
                             --------------------------

Net decrease                    (155,370) $  (1,188,733)
                             ==========================


 CLASS B                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       43,797  $     427,321

Shares issued to
  shareholders in
  reinvestment of dividends        1,011          9,745

Shares redeemed                 (104,402)    (1,016,325)
                             --------------------------

Net decrease in shares
  outstanding before
  conversion                     (59,594)      (579,259)

Shares converted from
  Class B (See Note 1)          (101,323)      (983,821)
                             --------------------------

Net decrease                    (160,917) $  (1,563,080)
                             ==========================

Year ended
  October 31, 2009:

Shares sold                      144,659  $   1,152,489

Shares redeemed                 (284,200)    (2,238,643)
                             --------------------------

Net decrease in shares
  outstanding before
  conversion                    (139,541)    (1,086,154)

Shares converted from
  Class B (See Note 1)          (241,611)    (1,862,892)
                             --------------------------

Net decrease                    (381,152) $  (2,949,046)
                             ==========================


 CLASS C                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       11,955  $     119,971

Shares issued to
  shareholders in
  reinvestment of dividends           90            866

Shares redeemed                  (17,214)      (169,033)
                             --------------------------

Net decrease                      (5,169) $     (48,196)
                             ==========================

Year ended
  October 31, 2009:

Shares sold                       29,401  $     239,798

Shares redeemed                  (65,475)      (515,915)
                             --------------------------

Net decrease                     (36,074) $    (276,117)
                             ==========================


 CLASS I                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    3,671,965  $  37,510,877

Shares issued to
  shareholders in
  reinvestment of dividends      387,642      4,000,465

Shares redeemed               (8,123,031)   (85,547,214)
                             --------------------------

Net decrease                  (4,063,424) $ (44,035,872)
                             ==========================

Year ended
  October 31, 2009:

Shares sold                    5,079,800  $  41,425,793

Shares issued to
  shareholders in
  reinvestment of dividends      562,551      4,714,178

Shares redeemed              (14,988,512)  (132,673,467)
                             --------------------------

Net decrease                  (9,346,161) $ (86,533,496)
                             ==========================



NOTE 9--IN-KIND TRANSFER OF SECURITIES

During the six-month period ended April 30, 2010, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

 TRANSACTION DATE    SHARES  REDEEMED VALUE  GAIN/(LOSS)
         2/26/2010  769,039     $25,592,241   $1,594,834
--------------------------------------------------------



NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



30    MainStay Common Stock Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A018299 MS121-10                                         MSCS10-06/10
                                                                              21

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY MAP FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY MAP FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------
FINANCIAL STATEMENTS                       19
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          8.10%    31.50%    2.78%    4.52%
Excluding sales charges    14.39     39.16     3.95     5.11




(With sales charges)


(LINE GRAPH)

              MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                  FUND             INDEX            INDEX
              ------------    ---------------    ----------
4/30/00            9450            10000            10000
                  10499             8704             8703
                  10255             7770             7604
                   8721             6683             6592
                  11785             8362             8100
                  12817             8945             8614
                  15748            10562             9941
                  17861            12092            11456
                  17323            11468            10920
                  11178             7460             7064
4/30/10           15555            10512             9808



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges          8.23%    31.78%    2.85%    4.56%
Excluding sales charges    14.52     39.45     4.02     5.15




(With sales charges)


(LINE GRAPH)

                         MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                             FUND             INDEX            INDEX
                         ------------    ---------------    ----------
4/30/00                      23625            25000            25000
                             26248            21761            21757
                             25639            19426            19010
                             21802            16708            16480
                             29463            20904            20250
                             32043            22362            21534
                             39370            26405            24853
                             44654            30229            28640
                             43281            28671            27301
                             27989            18651            17660
4/30/10                      39031            26279            24520



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges          8.98%    33.08%    2.84%    4.31%
Excluding sales charges    13.98     38.08     3.16     4.31




(With sales charges)


(LINE GRAPH)

            MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                FUND             INDEX            INDEX
            ------------    ---------------    ----------
4/30/00         10000            10000            10000
                11024             8704             8703
                10686             7770             7604
                 9017             6683             6592
                12099             8362             8100
                13058             8945             8614
                15927            10562             9941
                17934            12092            11456
                17249            11468            10920
                11048             7460             7064
4/30/10         15255            10512             9808








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are sub-ject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         12.97%    37.13%    3.17%    4.32%
Excluding sales charges    13.97     38.13     3.17     4.32




(With sales charges)


(LINE GRAPH)

              MAINSTAY MAP    RUSSELL 3000(R)  S&P 500(R)
                  FUND            INDEX          INDEX
              ------------    -------------    --------
4/30/00           10000           10000          10000
                  11024            8704           8703
                  10686            7770           7604
                   9017            6683           6592
                  12099            8362           8100
                  13058            8945           8614
                  15927           10562           9941
                  17934           12092          11456
                  17249           11468          10920
                  11048            7460           7064
4/30/10           15260           10512           9808



CLASS I SHARES--MAXIMUM 4.75% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX       ONE     FIVE      TEN
TOTAL RETURNS     MONTHS      YEAR    YEARS    YEARS
----------------------------------------------------
                  14.61%    39.74%    4.34%    5.46%




(With sales charges)

(LINE GRAPH)

                     MAINSTAY MAP    RUSSELL 3000(R)  S&P 500(R)
                         FUND            INDEX          INDEX
                     ------------    -------------    --------
4/30/00                  10000           10000          10000
                         11135            8704           8703
                         10905            7770           7604
                          9299            6683           6592
                         12601            8362           8100
                         13758            8945           8614
                         16978           10562           9941
                         19313           12092          11456
                         18781           11468          10920
                         12176            7460           7064
4/30/10                  17014           10512           9808



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX       ONE     FIVE      TEN
TOTAL RETURNS     MONTHS      YEAR    YEARS    YEARS
----------------------------------------------------
                  14.53%    39.58%    4.22%    5.34%





(LINE GRAPH)


            MainStay Map    Russell 3000(R)  S&P 500(R)
                Fund            Index          Index
----        ------------    -------------    --------
4/30/00         10000           10000          10000
                11129            8704           8703
                10887            7770           7604
                 9272            6683           6592
                12549            8362           8100
                13680            8945           8614
                16864           10562           9941
                19163           12092          11456
                18615           11468          10920
                12048            7460           7064
4/30/10         16818           10512           9808







   initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares, which were first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Russell 3000(R) Index is the Fund's

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay MAP Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  14.44%    39.33%    4.00%    5.09%





(LINE GRAPH)

              MAINSTAY MAP    RUSSELL 3000(R)  S&P 500(R)
                  FUND            INDEX          INDEX
              ------------    -------------    --------
4/30/00           10000           10000          10000
                  11097            8704           8703
                  10830            7770           7604
                   9200            6683           6592
                  12418            8362           8100
                  13501            8945           8614
                  16604           10562           9941
                  18827           12092          11456
                  18261           11468          10920
                  11791            7460           7064
4/30/10           16428           10512           9808



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX       ONE     FIVE      TEN
TOTAL RETURNS     MONTHS      YEAR    YEARS    YEARS
----------------------------------------------------
                  14.32%    38.92%    3.70%    4.80%





(LINE GRAPH)

                               MAINSTAY MAP    RUSSELL 3000(R)  S&P 500(R)
                                   FUND            INDEX          INDEX
                               ------------    -------------    --------
4/30/00                            10000           10000          10000
                                   11072            8704           8703
                                   10777            7770           7604
                                    9132            6683           6592
                                   12298            8362           8100
                                   13328            8945           8614
                                   16318           10562           9941
                                   18458           12092          11456
                                   17852           11468          10920
                                   11502            7460           7064
4/30/10                            15979           10512           9808




BENCHMARK PERFORMANCE                       SIX       ONE     FIVE       TEN
                                         MONTHS      YEAR    YEARS     YEARS
Russell 3000(R) Index(5)                 17.64%    40.90%    3.28%     0.50%
S&P 500(R) Index(6)                      15.66     38.84     2.63     -0.19
Average Lipper large-cap core fund(7)    14.38     36.84     2.55      0.16






   broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is the Fund's secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,143.90        $ 7.50         $1,017.80         $ 7.05
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,145.20        $ 6.44         $1,018.80         $ 6.06
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,139.80        $11.46         $1,014.10         $10.79
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,139.70        $11.46         $1,014.10         $10.79
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,146.10        $ 5.11         $1,020.00         $ 4.81
-------------------------------------------------------------------------------------------------------
CLASS R1 SHARES               $1,000.00       $1,145.30        $ 5.64         $1,019.50         $ 5.31
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,144.40        $ 6.97         $1,018.30         $ 6.56
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,143.20        $ 8.29         $1,017.10         $ 7.80
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.41% for Investor Class, 1.21% for Class A, 2.16% for Class B and Class C, 0.96% for Class I, 1.06% for Class R1, 1.31% for Class R2 and 1.56% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


8    MainStay MAP Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Oil, Gas & Consumable Fuels             10.8%
Commercial Banks                         7.0
Pharmaceuticals                          7.0
Insurance                                4.9
Media                                    3.7
Computers & Peripherals                  3.6
Aerospace & Defense                      3.5
Specialty Retail                         3.4
Beverages                                3.1
Health Care Equipment & Supplies         3.1
Industrial Conglomerates                 3.0
Capital Markets                          2.9
Machinery                                2.6
Internet Software & Services             2.4
Communications Equipment                 2.0
Metals & Mining                          2.0
Diversified Financial Services           1.9
Software                                 1.9
Energy Equipment & Services              1.8
Semiconductors & Semiconductor
  Equipment                              1.8
Consumer Finance                         1.6
Electric Utilities                       1.6
Chemicals                                1.5
Road & Rail                              1.5
Auto Components                          1.3
Food & Staples Retailing                 1.3
Electronic Equipment & Instruments       1.2
Hotels, Restaurants & Leisure            1.2
Wireless Telecommunication Services      1.1
Diversified Telecommunication
  Services                               0.9
Health Care Providers & Services         0.9
Biotechnology                            0.8
Automobiles                              0.7
IT Services                              0.7
Diversified Consumer Services            0.6
Household Products                       0.6
Multi-Utilities                          0.6
Real Estate Investment Trusts            0.6
Air Freight & Logistics                  0.5
Internet & Catalog Retail                0.5
Real Estate Management & Development     0.5
Commercial Services & Supplies           0.4
Construction & Engineering               0.4
Construction Materials                   0.4
Electrical Equipment                     0.4
Independent Power Producers & Energy
  Traders                                0.4
Multiline Retail                         0.4
Trading Companies & Distributors         0.4
Airlines                                 0.3
Food Products                            0.3
Gas Utilities                            0.2
Paper & Forest Products                  0.2
Marine                                   0.1
Textiles, Apparel & Luxury Goods         0.1
Thrifts & Mortgage Finance               0.1
Office Electronics                       0.0++
Professional Services                    0.0++
Short-Term Investment                    3.5
Other Assets, Less Liabilities          -0.2
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 13 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Wells Fargo & Co.
    2.  PepsiCo, Inc.
    3.  ConocoPhillips
    4.  U.S. Bancorp
    5.  Lowe's Cos., Inc.
    6.  Marathon Oil Corp.
    7.  Merck & Co., Inc.
    8.  Caterpillar, Inc.
    9.  Honeywell International, Inc.
   10.  Newmont Mining Corp.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MICHAEL J. MULLARKEY, ROGER LOB AND CHRISTOPHER MULLARKEY OF THE FUND'S CO-SUBADVISOR MARKSTON INTERNATIONAL LLC AND BY PORTFOLIO MANAGERS THOMAS R. WENZEL, CFA, AND JERROLD K. SENSER, CFA, OF THE FUND'S CO-SUBADVISOR INSTITUTIONAL CAPITAL LLC (ICAP).

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay MAP Fund returned 14.39% for Investor Class shares, 14.52% for Class A shares, 13.98% for Class B shares and 13.97% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 14.61%, Class R1 shares returned 14.53%, Class R2 shares returned 14.44% and Class R3 shares returned 14.32%. Investor Class, Class A, Class I, Class R1 and Class R2 shares outperformed--and Class B, Class C and Class R3 shares underperformed--the 14.38% return of the average Lipper(1) large-cap core fund for the same time period. All share classes underperformed the 17.64% return of the Russell 3000(R) Index(2) and the 15.66% return of the S&P 500(R) Index for the six months ended April 30, 2010. The Russell 3000(R) Index is the Fund's broad-based securities-market index. The S&P 500(R) Index(3) is a secondary benchmark of the Fund. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED PERFORMANCE IN YOUR PORTION OF THE FUND DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund performed similarly to the Russell 3000(R) Index, primarily because of individual stock selection, including positions in computers & peripherals company Apple, home improvement retailer Home Depot, airplane manufacturer Boeing and media company Liberty Media. An overweight position relative to the Russell 3000(R) Index in the financials sector helped as well.

ICAP:
Our portion of the Fund that invests in U.S. stocks closely tracked the S&P 500(R) Index during the reporting period. Favorable stock selection in energy and industrials contributed positively to relative performance, as did an overweight position relative to the S&P 500(R) Index in industrials. Stock selection in the health care, consumer staples and financials sectors detracted from relative performance.

In the portion of the Fund that invests in global stocks, the best performing sectors on an absolute basis were materials, industrials and information technology. The worst performing sectors on an absolute basis were utilities, health care and consumer staples.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO PERFOR-MANCE IN YOUR PORTION OF THE FUND AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

Markston International:
In our portion of the Fund, the strongest-contributing sectors relative to the Russell 3000(R) Index were information technology, financials and industrials. The weakest-contributing sectors on a relative basis were telecommunication services, consumer staples and utilities.

ICAP:
Relative to the S&P 500(R) Index, industrials was the strongest-contributing sector in our domestic equity portion of the Fund, followed by energy and materials. Relative to the S&P 500(R) Index, health care, consumer staples and financials were the weakest-contributing domestic equity sectors in our portion of the Fund.

In the global equity portion of the Fund, industrials, consumer discretionary and information technology were the strongest-contributing sectors on an absolute basis. The weakest-contributing sectors on an absolute basis were utilities, consumer staples and health care.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO ABSOLUTE PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH STOCKS DETRACTED?

Markston International:
Strong contributors in our portion of the Fund included Apple, Liberty Media and Boeing. The success of the iPhone helped Apple's share price appreciate considerably during the reporting period as did strong revenue and revenue share growth across multiple product lines. Liberty Media has a 40% ownership stake in Sirius XM Radio, which has been seeing better-than-expected revenue growth. After multiple delays, Boeing flew its 787 Dreamline plane during the reporting period. The firm also announced it would increase production rates on its 777 and 747-8 programs.

Stocks that detracted from performance included Internet search company Google, capital markets firm Goldman Sachs and oil and gas company British Petroleum. Google was in the headlines when it announced it would pull out of China because of

1. See footnote on page 7 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Russell 3000(R) Index.
3. See footnote on page 7 for more information on the S&P 500(R) Index.

10    MainStay MAP Fund
government censorship of the Internet. In addition, Google saw increased competition from Microsoft and Yahoo!, while Google's YouTube division has yet to generate profits. Goldman Sachs suffered when the Securities and Exchange Commission (SEC) brought civil charges against the firm, alleging that it had defrauded investors by omitting certain facts in some of its collateralized debt obligations. Goldman Sachs has denied those charges. British Petroleum's share price fell toward the end of the reporting period. The company is the largest owner of the Macondo oil well, which saw a massive leak into the Gulf of Mexico. We believed that this event would be remembered as one of the worst oil spills to date and would likely cause increased regulation for offshore drillers.

ICAP:
During the reporting period, the strongest contributor to absolute performance in our domestic and global equity portions of the Fund was home improvement retailer Lowe's. Lowe's benefited from the prospects that the housing market would stabilize and from a pickup in consumer spending.

In our domestic equity portion, diversified manufacturer Honeywell International and railroad operator CSX were also strong contributors to absolute performance. Both of these companies benefited from a recovering economy and from a pickup in business activity. In our global equity portion, cable network and entertainment company Viacom and regional bank BB&T were strong absolute performers. Viacom benefited from improvement in the advertising market. BB&T advanced as credit markets and the overall economy improved.

One of the holdings that detracted the most from absolute performance in our domestic and global equity portions of the Fund was diversified health care company Sanofi-Aventis. Sanofi-Aventis remained in the Fund at the end of the reporting period, as we still believed the stock was attractive.

In our domestic equity portion of the Fund, pharmacy retailer and benefits manager CVS Caremark and property and casualty insurer ACE also detracted from absolute performance. Shares of CVS Caremark performed poorly when company sales disappointed. We sold the Fund's position in CVS Caremark during the reporting period because anticipated gains from the merger integration of CVS and Caremark failed to materialize. We eliminated the Fund's position in ACE when our outlook for anticipated pricing improvements and competitive advantages weakened. In our global equity portion, Spanish bank Banco Santander and French bank Societe Generale detracted from absolute performance. Banco Santander and Societe Generale showed weakness on heightened concerns about Europe's sovereign debt. We sold the Fund's position in Societe Generale, as we found other stocks to be more attractive. Banco Santander remained in the Fund at the end of the reporting period.

DID YOU MAKE ANY SIGNIFICANT PURCHASES OR SALES IN YOUR PORTION OF THE FUND DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we initiated positions in Internet search company Google and data storage device maker STEC. One of the reasons we purchased Google was to continue participating in the trend toward smart phones through a firm other than Apple, where the Fund also has a position. Apple charges for its operating system, while Google gives its operating system away for free. Through this strategy, Google has been gaining some traction among price-conscious consumers. We purchased shares of STEC in anticipation of large orders from original equipment manufacturers.

We reduced our position in Apple, taking profits. In our view, the launch of the Google 2.1 Android phone presented a potential threat to Apple's iPhone sales momentum. We also trimmed our position in agricultural chemicals provider Monsanto during the reporting period, taking profits. While we believed the company was still well-run, we recognized that sales were not as robust as analysts had expected and felt that the stock might be subject to analyst downgrades.

ICAP:
During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we looked for stocks with attractive valuations and specific catalysts that might trigger appreciation over a 12- to 18-month time frame.

In our domestic and global equity portions of the Fund, we added integrated oil firm ConocoPhillips. We believed that the stock was attractively valued and that the company's management was focused on improving returns by divesting underperforming assets, cutting costs and capital expenditures, and then using free cash flow to reduce debt and repurchase shares. We also added insurance carrier Aflac to our domestic and global equity portions of the Fund. We believed that the company's investment performance and its sales in Japan would exceed expectations. In our global equity portion of the Fund, we added Bridgestone, the largest tire supplier in the world. At the time of purchase, we believed pent-up demand would be unleashed in the

                                                   mainstayinvestments.com    11
replacement and original auto-equipment markets, which might result in improved sales growth and profit margins.

We eliminated financial services provider Capital One Financial and semiconductor manufacturer Intel from our domestic and global equity portions of the Fund. Each was sold when we found other stocks that we felt had greater upside potential and more attractive relative valuations. In our global equity portion of the Fund, we sold Saipem, an Italian firm that specializes in construction and drilling for the oil and gas industry worldwide, as it reached our target price.

HOW DID THE SECTOR WEIGHTINGS IN YOUR PORTION OF THE FUND CHANGE DURING THE REPORTING PERIOD?

Markston International:
In our portion of the Fund, we added to our consumer discretionary and information technology allocations. During the reporting period, we reduced exposure to the materials and health care sectors in our portion of the Fund. We also reduced the cash position in our portion of the Fund during the reporting period.

ICAP:
In our domestic equity portion of the Fund, we increased the Fund's weighting relative to the S&P 500(R) Index in information technology and energy. With these increases, this portion of the Fund shifted to an overweight position in energy relative to the S&P 500(R) Index but remained underweight in information technology. Over the same period, our domestic equity portion of the Fund decreased its exposure to consumer staples and financials. These reductions made our domestic equity portion of the Fund less overweight relative to the S&P 500(R) Index in financials and more underweight relative to the Index in consumer staples.

In the global equity portion of the Fund, we increased sector exposure in energy and materials. Over the same period, we decreased the Fund's global equity exposure to financials and consumer staples.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

Markston International:
As of April 30, 2010, our portion of the Fund was overweight relative to the Russell 3000(R) Index in financials and energy. As of the same date, our portion of the Fund was underweight relative to the Russell 3000(R) Index in consumer staples, information technology and health care.

ICAP:
As of April 30, 2010, the most significantly overweight sectors relative to the S&P 500(R) Index in our domestic equity portion of the Fund were energy and indus-trials. The most significantly underweight sectors were information technology and consumer staples.

In our global equity portion of the Fund, the largest allocations at the end of the reporting period were in the financials, industrials and consumer discretionary sectors.

The positioning in the domestic and global equity portions of the Fund reflected our view of prospects for the economy and the relative attractiveness of individual holdings in these sectors.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12    MainStay MAP Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                  SHARES           VALUE
COMMON STOCKS 96.3%+
--------------------------------------------------------

AEROSPACE & DEFENSE 3.5%
Boeing Co. (The)                 204,400  $   14,804,692
GenCorp, Inc. (a)                150,800         937,976
V  Honeywell International,
  Inc.                           493,450      23,424,072
Northrop Grumman Corp.            95,328       6,466,098
Orbital Sciences Corp. (a)       151,700       2,788,246
Raytheon Co.                      65,500       3,818,650
                                          --------------
                                              52,239,734
                                          --------------

AIR FREIGHT & LOGISTICS 0.5%
TNT N.V.                         222,145       6,819,290
                                          --------------


AIRLINES 0.3%
Southwest Airlines Co.           372,800       4,913,504
                                          --------------


AUTO COMPONENTS 1.3%
Bridgestone Corp.                187,700       3,132,200
Goodyear Tire & Rubber Co.
  (The) (a)                      103,250       1,386,647
Johnson Controls, Inc.           450,200      15,122,218
                                          --------------
                                              19,641,065
                                          --------------

AUTOMOBILES 0.7%
Daimler A.G. (a)                 148,700       7,673,160
Nissan Motor Co., Ltd. (a)       293,500       2,570,711
                                          --------------
                                              10,243,871
                                          --------------

BEVERAGES 3.1%
Coca-Cola Co. (The)              190,095      10,160,578
V  PepsiCo, Inc.                 553,891      36,124,771
                                          --------------
                                              46,285,349
                                          --------------

BIOTECHNOLOGY 0.8%
Alkermes, Inc. (a)                98,080       1,284,848
Celgene Corp. (a)                 89,092       5,519,250
Genzyme Corp. (a)                 86,821       4,622,350
Gilead Sciences, Inc. (a)         21,000         833,070
                                          --------------
                                              12,259,518
                                          --------------

CAPITAL MARKETS 2.9%
Ameriprise Financial, Inc.       157,550       7,304,018
Bank of New York Mellon
  Corp. (The)                     44,975       1,400,072
Credit Suisse Group A.G.,
  Sponsored ADR (a)(b)           157,000       7,174,900
Goldman Sachs Group, Inc.
  (The)                           45,869       6,660,179
Jefferies Group, Inc.            319,451       8,695,456
Knight Capital Group, Inc.
  Class A (a)                     11,753         182,759
Legg Mason, Inc.                  24,010         760,877
State Street Corp.               126,706       5,511,711
UBS A.G. (a)                     295,400       4,563,785
Virtus Investment Partners,
  Inc. (a)                         6,825         165,370
                                          --------------
                                              42,419,127
                                          --------------

CHEMICALS 1.5%
CF Industries Holdings,
  Inc.                             2,100         175,707
E.I. du Pont de Nemours &
  Co.                            358,600      14,286,624
Monsanto Co.                      34,514       2,176,453
Mosaic Co. (The)                  28,240       1,444,193
Yara International A.S.A.        122,200       4,265,739
                                          --------------
                                              22,348,716
                                          --------------

COMMERCIAL BANKS 7.0%
Banco Santander S.A.             361,325       4,539,511
BB&T Corp.                       470,050      15,624,462
Intesa Sanpaolo S.p.A. (a)     1,655,600       5,448,615
Popular, Inc. (a)                456,671       1,799,284
Standard Chartered PLC           227,300       6,058,834
V  U.S. Bancorp                1,159,000      31,026,430
V  Wells Fargo & Co.           1,211,724      40,120,182
                                          --------------
                                             104,617,318
                                          --------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Covanta Holding Corp. (a)        261,653       4,573,694
Waste Management, Inc.            51,400       1,782,552
                                          --------------
                                               6,356,246
                                          --------------

COMMUNICATIONS EQUIPMENT 2.0%
Cisco Systems, Inc. (a)          519,800      13,993,016
Finisar Corp. (a)                 32,936         492,723
Motorola, Inc. (a)                10,100          71,407
Nokia Oyj, Sponsored ADR
  (a)(b)                          53,500         650,560
QUALCOMM, Inc.                   387,150      14,998,191
                                          --------------
                                              30,205,897
                                          --------------

COMPUTERS & PERIPHERALS 3.6%
Apple, Inc. (a)                   87,085      22,739,635
Dell, Inc. (a)                   266,900       4,318,442
Hewlett-Packard Co.              288,600      14,998,542
SanDisk Corp. (a)                214,742       8,566,058
STEC, Inc. (a)                   226,750       3,149,558
                                          --------------
                                              53,772,235
                                          --------------

CONSTRUCTION & ENGINEERING 0.4%
China Communications
  Construction Co., Ltd.
  Class H                      2,570,300       2,412,189
Jacobs Engineering Group,
  Inc. (a)                        75,536       3,642,346
                                          --------------
                                               6,054,535
                                          --------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

CONSTRUCTION MATERIALS 0.4%
Holcim, Ltd. (a)                  77,200  $    5,789,009
                                          --------------


CONSUMER FINANCE 1.5%
American Express Co.             386,800      17,839,216
Discover Financial Services      327,830       5,068,252
                                          --------------
                                              22,907,468
                                          --------------

DIVERSIFIED CONSUMER SERVICES 0.5%
Coinstar, Inc. (a)               155,220       6,885,559
                                          --------------


DIVERSIFIED FINANCIAL SERVICES 1.9%
Bank of America Corp.            213,154       3,800,536
Citigroup, Inc. (a)              259,100       1,132,267
CME Group, Inc.                   17,800       5,845,698
JPMorgan Chase & Co.             350,782      14,936,297
Leucadia National Corp. (a)       82,360       2,084,532
                                          --------------
                                              27,799,330
                                          --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.9%
AT&T, Inc.                       333,600       8,693,616
BCE, Inc.                        109,900       3,307,990
Verizon Communications,
  Inc.                            25,200         728,028
                                          --------------
                                              12,729,634
                                          --------------

ELECTRIC UTILITIES 1.6%
American Electric Power
  Co., Inc.                       52,765       1,809,839
Duke Energy Corp.              1,041,400      17,474,692
Energias de Portugal S.A.      1,358,800       4,830,113
                                          --------------
                                              24,114,644
                                          --------------

ELECTRICAL EQUIPMENT 0.4%
ABB, Ltd. (a)                    123,600       2,378,664
Rockwell Automation, Inc.         55,924       3,395,705
                                          --------------
                                               5,774,369
                                          --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.2%
Corning, Inc.                    124,000       2,387,000
HOYA Corp.                       211,400       5,814,819
Murata Manufacturing Co.,
  Ltd.                            28,250       1,662,859
Sanmina-SCI Corp. (a)             67,206       1,198,283
Tyco Electronics, Ltd.           210,939       6,775,361
                                          --------------
                                              17,838,322
                                          --------------

ENERGY EQUIPMENT & SERVICES 1.8%
Baker Hughes, Inc.                47,123       2,344,830
Exterran Holdings, Inc. (a)       35,400       1,031,910
Halliburton Co.                  502,940      15,415,111
Hercules Offshore, Inc. (a)      191,062         756,606
Key Energy Services, Inc.
  (a)                            226,105       2,455,500
Newpark Resources, Inc. (a)       27,120         181,162
Parker Drilling Co. (a)           75,200         415,856
Schlumberger, Ltd.                41,200       2,942,504
Weatherford International,
  Ltd. (a)                        35,550         643,810
                                          --------------
                                              26,187,289
                                          --------------

FOOD & STAPLES RETAILING 1.3%
CVS Caremark Corp.               103,701       3,829,678
Wal-Mart Stores, Inc.            179,420       9,625,883
Walgreen Co.                     154,261       5,422,274
                                          --------------
                                              18,877,835
                                          --------------

FOOD PRODUCTS 0.3%
Archer-Daniels-Midland Co.        42,263       1,180,828
Bunge, Ltd.                       50,790       2,689,331
Kraft Foods, Inc. Class A         23,500         695,600
                                          --------------
                                               4,565,759
                                          --------------

GAS UTILITIES 0.2%
National Fuel Gas Co.             34,300       1,784,286
Nicor, Inc.                       34,250       1,490,218
                                          --------------
                                               3,274,504
                                          --------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.1%
ArthroCare Corp. (a)               9,410         291,051
Baxter International, Inc.        75,692       3,574,176
Boston Scientific Corp. (a)       55,650         382,872
CareFusion Corp. (a)              31,085         857,324
Covidien PLC                     451,669      21,675,596
Gen-Probe, Inc. (a)               28,468       1,349,099
Hospira, Inc. (a)                 94,848       5,101,874
Medtronic, Inc.                  285,768      12,485,204
                                          --------------
                                              45,717,196
                                          --------------

HEALTH CARE PROVIDERS & SERVICES 0.9%
Aetna, Inc.                      371,270      10,971,029
Cardinal Health, Inc.             61,370       2,128,925
SunLink Health Systems,
  Inc. (a)                        46,368         122,875
Universal Health Services,
  Inc. Class B                     5,800         215,296
                                          --------------
                                              13,438,125
                                          --------------

HOTELS, RESTAURANTS & LEISURE 1.2%
Genting Berhad                 1,216,100       2,637,392
Marriott International,
  Inc. Class A                    28,660       1,053,542
McDonald's Corp.                 126,180       8,907,046
Starwood Hotels & Resorts
  Worldwide, Inc.                 29,750       1,621,672
TUI Travel PLC                   725,850       3,104,334
                                          --------------
                                              17,323,986
                                          --------------

HOUSEHOLD PRODUCTS 0.6%
Colgate-Palmolive Co.             28,612       2,406,269
Procter & Gamble Co. (The)        97,800       6,079,248
                                          --------------
                                               8,485,517
                                          --------------



14    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
AES Corp. (The) (a)              429,000  $    4,950,660
Dynegy, Inc. Class A (a)         256,800         341,544
                                          --------------
                                               5,292,204
                                          --------------

INDUSTRIAL CONGLOMERATES 3.0%
3M Co.                            44,290       3,927,194
General Electric Co.             598,250      11,282,995
Hutchison Whampoa, Ltd.          811,100       5,557,680
Siemens A.G.                      50,000       4,943,134
Sime Darby Berhad              1,476,100       4,030,314
Textron, Inc.                    331,450       7,570,318
Tyco International, Ltd.         174,189       6,756,791
                                          --------------
                                              44,068,426
                                          --------------

INSURANCE 4.9%
Aflac, Inc.                      284,600      14,503,216
Allstate Corp. (The)             196,800       6,429,456
Aon Corp.                        374,240      15,890,230
Chubb Corp. (The)                 50,600       2,675,222
HCC Insurance Holdings,
  Inc.                            65,800       1,789,102
Marsh & McLennan Cos., Inc.      108,755       2,634,046
MetLife, Inc.                    179,561       8,184,390
Phoenix Cos., Inc. (The)
  (a)                            105,800         341,734
Reinsurance Group of
  America, Inc.                   35,592       1,837,615
Tokio Marine Holdings, Inc.      116,600       3,472,661
Travelers Cos., Inc. (The)       154,705       7,849,732
W.R. Berkley Corp.               282,371       7,624,017
                                          --------------
                                              73,231,421
                                          --------------

INTERNET & CATALOG RETAIL 0.5%
Liberty Media Corp.
  Interactive Class A (a)        528,890       8,129,039
                                          --------------


INTERNET SOFTWARE & SERVICES 2.4%
AOL, Inc. (a)                      5,151         120,327
eBay, Inc. (a)                   449,675      10,706,762
Google, Inc. Class A (a)          15,554       8,172,694
Internet Capital Group,
  Inc. (a)                        25,850         255,657
Valueclick, Inc. (a)             181,274       1,863,497
VeriSign, Inc. (a)               532,898      14,532,128
                                          --------------
                                              35,651,065
                                          --------------

IT SERVICES 0.7%
Accenture PLC Class A            193,300       8,435,612
Computer Sciences Corp. (a)       48,900       2,561,871
                                          --------------
                                              10,997,483
                                          --------------

MACHINERY 2.6%
V  Caterpillar, Inc.             370,550      25,230,749
Cummins, Inc.                    131,600       9,505,468
KOMATSU, Ltd.                    210,850       4,255,313
                                          --------------
                                              38,991,530
                                          --------------

MARINE 0.1%
American Commercial Lines,
  Inc. (a)                        44,236         902,414
                                          --------------


MEDIA 3.7%
Ascent Media Corp. Class A
  (a)                              1,729          51,040
British Sky Broadcasting
  Group PLC                      665,350       6,240,209
Cablevision Systems Corp.
  Class A                        135,348       3,713,949
Comcast Corp. Class A            122,000       2,408,280
DIRECTV Class A (a)               20,700         749,961
Liberty Media Corp. Capital
  Class A (a)                    250,664      11,096,895
Liberty Media-Starz, Series
  A (a)                           56,287       3,117,737
Madison Square Garden, Inc.
  Class A (a)                     53,710       1,114,483
Time Warner Cable, Inc.           14,445         812,531
Time Warner, Inc.                 56,666       1,874,511
Viacom, Inc. Class B (a)         635,250      22,443,383
Walt Disney Co. (The)             29,843       1,099,416
                                          --------------
                                              54,722,395
                                          --------------

METALS & MINING 2.0%
Anglo American PLC (a)           108,250       4,636,225
V  Newmont Mining Corp.          410,250      23,006,820
United States Steel Corp.         44,600       2,437,836
                                          --------------
                                              30,080,881
                                          --------------

MULTI-UTILITIES 0.6%
Dominion Resources, Inc.          28,800       1,203,840
GDF Suez S.A.                    109,796       3,912,203
Suez Environnement S.A. (a)      182,950       3,968,324
                                          --------------
                                               9,084,367
                                          --------------

MULTILINE RETAIL 0.4%
Kohl's Corp. (a)                  71,500       3,931,785
Target Corp.                      25,700       1,461,559
                                          --------------
                                               5,393,344
                                          --------------

OFFICE ELECTRONICS 0.0%++
Xerox Corp.                       58,100         633,290
                                          --------------


OIL, GAS & CONSUMABLE FUELS 10.8%
Anadarko Petroleum Corp.         164,000      10,194,240
Apache Corp.                      20,500       2,086,080
BP PLC, Sponsored ADR (b)        352,167      18,365,509
Chesapeake Energy Corp.           89,314       2,125,673
Chevron Corp.                     65,474       5,332,203
V  ConocoPhillips                526,551      31,166,554
Devon Energy Corp.               180,171      12,130,913
EOG Resources, Inc.               81,700       9,160,204


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

OIL, GAS & CONSUMABLE FUELS (CONTINUED)
ExxonMobil Corp.                  59,600  $    4,043,860
Hess Corp.                        45,600       2,897,880
InterOil Corp. (a)                 4,500         301,815
V  Marathon Oil Corp.            817,299      26,276,163
Occidental Petroleum Corp.       185,370      16,434,904
Plains Exploration &
  Production Co. (a)               3,557         104,256
Repsol YPF, S.A.                 179,300       4,208,438
Spectra Energy Corp.             530,400      12,379,536
Williams Cos., Inc.              133,895       3,161,261
                                          --------------
                                             160,369,489
                                          --------------

PAPER & FOREST PRODUCTS 0.2%
MeadWestvaco Corp.                80,405       2,184,604
Weyerhaeuser Co.                  25,254       1,250,578
                                          --------------
                                               3,435,182
                                          --------------

PHARMACEUTICALS 7.0%
Abbott Laboratories              159,177       8,143,495
Bayer A.G.                        52,900       3,384,552
GlaxoSmithKline PLC              241,100       4,465,146
V  Merck & Co., Inc.             728,905      25,540,831
Mylan, Inc. (a)                   29,000         638,870
Pfizer, Inc.                   1,217,200      20,351,584
Roche Holding A.G.,
  Sponsored ADR (b)              165,300       6,512,820
Sanofi-Aventis (a)               162,100      11,099,535
Sanofi-Aventis, Sponsored
  ADR (a)(b)                     467,250      15,937,898
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)              125,998       7,399,863
                                          --------------
                                             103,474,594
                                          --------------

PROFESSIONAL SERVICES 0.0%++
On Assignment, Inc. (a)            3,000          21,090
                                          --------------


REAL ESTATE INVESTMENT TRUSTS 0.6%
HCP, Inc.                         95,088       3,054,227
UDR, Inc.                        297,327       6,038,711
                                          --------------
                                               9,092,938
                                          --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.5%
Mitsubishi Estate Co., Ltd.      195,400       3,532,076
St. Joe Co. (The) (a)            110,600       3,654,224
                                          --------------
                                               7,186,300
                                          --------------

ROAD & RAIL 1.5%
Celadon Group, Inc. (a)          118,174       1,764,338
CSX Corp.                        310,950      17,428,747
Kansas City Southern (a)           7,600         308,180
Union Pacific Corp.               38,500       2,912,910
                                          --------------
                                              22,414,175
                                          --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.8%
Cirrus Logic, Inc. (a)            84,741       1,077,058
Intel Corp.                      239,420       5,465,959
Texas Instruments, Inc.          765,250      19,904,152
                                          --------------
                                              26,447,169
                                          --------------

SOFTWARE 1.9%
Adobe Systems, Inc. (a)           56,100       1,884,399
Blackboard, Inc. (a)              44,339       1,886,625
Compuware Corp. (a)               37,472         322,259
Electronic Arts, Inc. (a)         38,233         740,573
JDA Software Group, Inc.
  (a)                             31,679         915,523
LiveWire Mobile, Inc.             15,722          64,460
Microsoft Corp.                  570,433      17,421,024
Oracle Corp.                      37,668         973,341
S1 Corp. (a)                      61,970         382,355
SAP A.G.                          71,700       3,454,196
                                          --------------
                                              28,044,755
                                          --------------

SPECIALTY RETAIL 3.2%
Home Depot, Inc. (The)           461,203      16,257,406
V  Lowe's Cos., Inc.           1,069,400      29,002,128
PEP Boys-Manny, Moe & Jack       234,255       2,935,215
                                          --------------
                                              48,194,749
                                          --------------

TEXTILES, APPAREL & LUXURY GOODS 0.1%
China Dongxiang Group Co.      2,003,300       1,343,523
                                          --------------


THRIFTS & MORTGAGE FINANCE 0.1%
New York Community Bancorp,
  Inc.                            43,200         711,504
                                          --------------


TRADING COMPANIES & DISTRIBUTORS 0.4%
Mitsubishi Corp.                 259,500       6,157,873
                                          --------------


WIRELESS TELECOMMUNICATION SERVICES 1.1%
Vodafone Group PLC,
  Sponsored ADR (b)              728,000      16,161,600
                                          --------------
Total Common Stocks
  (Cost $1,281,191,508)                    1,430,117,751
                                          --------------


CONVERTIBLE PREFERRED STOCK 0.0%++
--------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE 0.0%++
Six Flags, Inc. 7.25%            102,600           1,744
                                          --------------
Total Convertible Preferred
  Stock
  (Cost $2,279,666)                                1,744
                                          --------------




16    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                  AMOUNT           VALUE

LONG-TERM BONDS 0.4%
CONVERTIBLE BONDS 0.2%
--------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES 0.0%++
Covanta Holding Corp.
  1.00%, due 2/1/27          $   150,000  $      144,000
                                          --------------


CONSUMER FINANCE 0.1%
Americredit Corp.
  0.75%, due 9/15/11           1,250,000       1,259,375
                                          --------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Coinstar, Inc.
  4.00%, due 9/1/14              900,000       1,191,375
                                          --------------


OIL, GAS & CONSUMABLE FUELS 0.0%++
Bill Barrett Corp.
  5.00%, due 3/15/28             989,300         988,063
                                          --------------
Total Convertible Bonds
  (Cost $2,792,276)                            3,582,813
                                          --------------


CORPORATE BOND 0.2%
--------------------------------------------------------

SPECIALTY RETAIL 0.2%
PEP Boys-Manny Moe & Jack
  7.50%, due 12/15/14          2,800,000       2,782,500
                                          --------------
Total Corporate Bond
  (Cost $2,058,634)                            2,782,500
                                          --------------
Total Long-Term Bonds
  (Cost $4,850,910)                            6,365,313
                                          --------------


SHORT-TERM INVESTMENT 3.5%
--------------------------------------------------------

REPURCHASE AGREEMENT 3.5%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $51,178,754
  (Collateralized by United
  States Treasury Bills
  with rates of 0.107% and
  0.144% and maturity dates
  of 6/3/10 and 7/15/10,
  with a Principal
  Amount of $52,225,000 and
  a Market Value of
  $52,211,607)                51,178,711      51,178,711
                                          --------------
Total Short-Term Investment
  (Cost $51,178,711)                          51,178,711
                                          --------------
Total Investments
  (Cost $1,339,500,795)
  (c)                              100.2%  1,487,663,519
Other Assets, Less
  Liabilities                       (0.2)     (2,498,437)
                             -----------  --------------



Net Assets                         100.0% $1,485,165,082
                             ===========  ==============





++    Less than one-tenth of a percent.
(a)   Non-income producing security.
(b)   ADR--American Depositary Receipt.
(c)   At April 30, 2010, cost is $1,362,665,343
      for federal income tax purposes and net
      unrealized appreciation is as follows:



Gross unrealized appreciation     $ 236,130,891
Gross unrealized depreciation      (111,132,715)
                                  -------------
Net unrealized appreciation       $ 124,998,176
                                  =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Common Stocks (b)                           $1,277,755,124  $152,362,627      $     --  $1,430,117,751
Convertible Preferred Stock                          1,744            --            --           1,744
Long Term Bonds
  Convertible Bonds                                     --     3,582,813            --       3,582,813
  Corporate Bond                                        --     2,782,500            --       2,782,500
Short-Term Investment
  Repurchase Agreement                                  --    51,178,711            --      51,178,711
                                            --------------  ------------      --------  --------------
Total Investments in Securities             $1,277,756,868  $209,906,651           $--  $1,487,663,519
                                            ==============  ============      ========  ==============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 2 assets represent the following international equities: ABB, Ltd., Anglo American PLC, Banco Santander S.A., Bayer A.G., Bridgestone Corp., British Sky Broadcasting Group PLC, China Communications Construction Co., Ltd. Class H, China Dongxiang Group Co., Daimler A.G., Energias de Portugal S.A., GDF Suez S.A., Genting Berhad, GlaxoSmithKline PLC, Holcim, Ltd., HOYA Corp., Hutchison Whampoa, Ltd., Intesa Sanpaolo S.p.A., KOMATSU, Ltd., Mitsubishi Corp., Mitsubishi Estate Co., Ltd., Murata Manufacturing Co., Ltd., Nissan Motor Co., Ltd., Repsol YPF, S.A., Sanofi-Aventis, SAP A.G., Siemens A.G., Sime Darby Berhad, Standard Chartered PLC, Suez Environnement S.A., Tokio Marine Holdings, Inc., TUI Travel PLC, UBS A.G., and Yara International A.S.A.

As of the six-month period ending April 30, 2010, securities with a total value of $152,362,627 transferred from Level 1 to Level 2 due to certain international equities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. Fair values for these instruments at the reporting date are based on quoted market prices or binding dealer price quotations.

The Fund recognizes transfers between the levels as of the beginning of the period.

At April 30, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3).


18    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,339,500,795)  $1,487,663,519
Receivables:
  Investment securities sold             6,400,920
  Dividends and interest                 1,586,405
  Fund shares sold                         955,130
Other assets                                99,706
                                    --------------
     Total assets                    1,496,705,680
                                    --------------

LIABILITIES:
Payables:
  Investment securities purchased        8,313,002
  Fund shares redeemed                   1,215,044
  Manager (See Note 3)                     924,682
  Transfer agent (See Note 3)              511,880
  NYLIFE Distributors (See Note 3)         385,770
  Shareholder communication                108,874
  Professional fees                         52,080
  Custodian                                 14,437
  Trustees                                   5,239
Accrued expenses                             9,590
                                    --------------
     Total liabilities                  11,540,598
                                    --------------
Net assets                          $1,485,165,082
                                    ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $      509,288
Additional paid-in capital           1,581,740,559
                                    --------------
                                     1,582,249,847
Accumulated undistributed net
  investment income                      3,016,680
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (248,268,063)
Net unrealized appreciation on
  investments                          148,162,724
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                 3,894
                                    --------------
Net assets                          $1,485,165,082
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $  111,354,471
                                    ==============
Shares of beneficial interest
  outstanding                            3,786,296
                                    ==============
Net asset value per share
  outstanding                       $        29.41
Maximum sales charge (5.50% of
  offering price)                             1.71
                                    --------------
Maximum offering price per share
  outstanding                       $        31.12
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  357,588,538
                                    ==============
Shares of beneficial interest
  outstanding                           12,158,736
                                    ==============
Net asset value per share
  outstanding                       $        29.41
Maximum sales charge (5.50% of
  offering price)                             1.71
                                    --------------
Maximum offering price per share
  outstanding                       $        31.12
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  164,925,517
                                    ==============
Shares of beneficial interest
  outstanding                            6,018,290
                                    ==============
Net asset value and offering price
  per share outstanding             $        27.40
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  173,677,535
                                    ==============
Shares of beneficial interest
  outstanding                            6,336,552
                                    ==============
Net asset value and offering price
  per share outstanding             $        27.41
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  650,757,546
                                    ==============
Shares of beneficial interest
  outstanding                           21,717,514
                                    ==============
Net asset value and offering price
  per share outstanding             $        29.96
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $      265,693
                                    ==============
Shares of beneficial interest
  outstanding                                8,999
                                    ==============
Net asset value and offering price
  per share outstanding             $        29.53
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   24,924,919
                                    ==============
Shares of beneficial interest
  outstanding                              845,545
                                    ==============
Net asset value and offering price
  per share outstanding             $        29.48
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    1,670,863
                                    ==============
Shares of beneficial interest
  outstanding                               56,872
                                    ==============
Net asset value and offering price
  per share outstanding             $        29.38
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 12,679,394
  Interest                                281,642
                                     ------------
     Total income                      12,961,036
                                     ------------
EXPENSES:
  Manager (See Note 3)                  5,414,950
  Distribution/Service--Investor
     Class (See Note 3)                   131,729
  Distribution/Service--Class A
     (See Note 3)                         428,043
  Distribution/Service--Class B
     (See Note 3)                         842,388
  Distribution/Service--Class C
     (See Note 3)                         856,144
  Distribution/Service--Class R2
     (See Note 3)                          27,313
  Distribution/Service--Class R3
     (See Note 3)                           4,302
  Transfer agent (See Note 3)           1,493,789
  Shareholder communication               160,166
  Professional fees                       118,326
  Registration                             90,542
  Custodian                                66,379
  Trustees                                 25,471
  Shareholder service (See Note 3)         11,964
  Miscellaneous                            32,896
                                     ------------
     Total expenses                     9,704,402
                                     ------------
Net investment income                   3,256,634
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                45,092,215
  Foreign currency transactions           (14,683)
                                     ------------
Net realized gain on investments
  and foreign currency transactions    45,077,532
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                         147,030,525
  Translation of other assets and
     liabilities in foreign
     currencies                             4,765
                                     ------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions       147,035,290
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                        192,112,822
                                     ------------
Net increase in net assets
  resulting from operations          $195,369,456
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $114,858.


20    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010            2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income      $    3,256,634  $   11,503,862
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  45,077,532    (150,493,564)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions        147,035,290     284,312,182
                            ------------------------------
 Net increase in net
  assets resulting from
  operations                   195,369,456     145,322,480
                            ------------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                      --      (1,466,474)
    Class A                             --      (6,536,408)
    Class B                             --        (621,662)
    Class C                             --        (598,336)
    Class I                       (238,519)    (12,231,419)
    Class R1                        (1,435)        (21,358)
    Class R2                            --        (182,158)
    Class R3                            --         (11,256)
                            ------------------------------
 Total dividends to
  shareholders                    (239,954)    (21,669,071)
                            ------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                    172,185,574     251,418,088
 Net asset value of
  shares issued in
  connection with the
  acquisition of MainStay
  Mid Cap Core Fund (See
  Note 9)                               --      87,462,037
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends                        231,400      19,947,441
 Cost of shares redeemed      (227,561,070)   (301,744,976)
                            ------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (55,144,096)     57,082,590
                            ------------------------------
    Net increase in net
     assets                    139,985,406     180,735,999
NET ASSETS:
Beginning of period          1,345,179,676   1,164,443,677
                            ------------------------------
End of period               $1,485,165,082  $1,345,179,676
                            ==============================
Accumulated undistributed
 net investment income at
 end of period              $    3,016,680  $           --
                            ==============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     --------------------------------------------------
                                                                           FEBRUARY 28,
                                     SIX MONTHS                               2008**
                                        ENDED           YEAR ENDED            THROUGH
                                      APRIL 30,        OCTOBER 31,          OCTOBER 31,
                                        2010*              2009                2008
Net asset value at beginning of
  period                              $  25.71            $ 23.04             $ 32.90
                                      --------            -------             -------
Net investment income (a)                 0.05               0.22                0.17
Net realized and unrealized gain
  (loss) on investments                   3.65               2.90              (10.02)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           (0.00)++            0.00++             (0.01)
                                      --------            -------             -------
Total from investment operations          3.70               3.12               (9.86)
                                      --------            -------             -------
Less dividends and distributions:
  From net investment income                --              (0.45)                 --
  From net realized gain on
     investments                            --                 --                  --
                                      --------            -------             -------
Total dividends and distributions           --              (0.45)                 --
                                      --------            -------             -------
Net asset value at end of period      $  29.41            $ 25.71             $ 23.04
                                      ========            =======             =======
Total investment return (c)              14.39%(d)          13.83%             (29.97%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.37%++            0.98%               0.81% ++
  Net expenses                            1.41%++            1.44%               1.35% ++
  Expenses (before reimbursement)         1.41%++            1.50%               1.35% ++
Portfolio turnover rate                     23%                60%                 96%
Net assets at end of period (in
  000's)                              $111,354            $99,663             $72,709




                                                                               CLASS B
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                 YEAR ENDED OCTOBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  24.04         $  21.36        $  38.79        $  36.49        $  33.50        $  30.96
                                      --------         --------        --------        --------        --------        --------
Net investment income (loss) (a)         (0.05)            0.06            0.04            0.02           (0.15)          (0.15)(b)
Net realized and unrealized gain
  (loss) on investments                   3.41             2.70          (12.91)           5.34            5.27            4.00
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           (0.00)++          0.00++         (0.01)             --              --              --
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          3.36             2.76          (12.88)           5.36            5.12            3.85
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                --            (0.08)             --              --              --              --
  From net realized gain on
     investments                            --               --           (4.55)          (3.06)          (2.13)          (1.31)
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions           --            (0.08)          (4.55)          (3.06)          (2.13)          (1.31)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  27.40         $  24.04        $  21.36        $  38.79        $  36.49        $  33.50
                                      ========         ========        ========        ========        ========        ========
Total investment return (c)              13.98%(d)        12.97%         (37.33%)         15.73%          15.94%          12.64%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           (0.36%)++         0.31%           0.13%           0.06%          (0.45%)         (0.46%)(b)
  Net expenses                            2.16%++          2.19%           2.07%           2.02%           2.10%           2.10%
  Expenses (before reimbursement)         2.16%++          2.26%           2.07%           2.02%           2.08%           2.12%
Portfolio turnover rate                     23%              60%             96%             76%            100%             56%
Net assets at end of period (in
  000's)                              $164,926         $169,606        $189,015        $378,342        $354,543        $387,772




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.




22    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                                     CLASS A
      ----------------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                       YEAR ENDED OCTOBER 31,
         2010*              2009              2008              2007              2006              2005

       $  25.68           $  23.04          $  41.39          $  38.55          $  35.03          $  32.08
       --------           --------          --------          --------          --------          --------
           0.08               0.28              0.31              0.31              0.11              0.10 (b)
           3.65               2.90            (13.88)             5.68              5.54              4.16

          (0.00)++            0.00++           (0.01)               --                --                --
       --------           --------          --------          --------          --------          --------
           3.73               3.18            (13.58)             5.99              5.65              4.26
       --------           --------          --------          --------          --------          --------

             --              (0.54)            (0.22)            (0.09)               --                --
             --                 --             (4.55)            (3.06)            (2.13)            (1.31)
       --------           --------          --------          --------          --------          --------
             --              (0.54)            (4.77)            (3.15)            (2.13)            (1.31)
       --------           --------          --------          --------          --------          --------
       $  29.41           $  25.68          $  23.04          $  41.39          $  38.55          $  35.03
       ========           ========          ========          ========          ========          ========
          14.52%(d)          14.12%           (36.80%)           16.61%            16.80%            13.51%

           0.58%++            1.25%             0.96%             0.79%             0.28%             0.29%(b)
           1.21%++            1.20%             1.23%             1.27%             1.35%             1.35%
           1.21%++            1.29%             1.25%             1.27%             1.33%             1.37%
             23%                60%               96%               76%              100%               56%
       $357,589           $324,421          $291,812          $647,374          $524,523          $358,214




                                                     CLASS C
      ----------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                       YEAR ENDED OCTOBER 31,
         2010*              2009              2008              2007              2006              2005

       $  24.05           $  21.37          $  38.79          $  36.49          $  33.50          $  30.96
       --------           --------          --------          --------          --------          --------
          (0.05)              0.06              0.04              0.01             (0.16)            (0.15)(b)
           3.41               2.70            (12.90)             5.35              5.28              4.00

          (0.00)++            0.00++           (0.01)               --                --                --
       --------           --------          --------          --------          --------          --------
           3.36               2.76            (12.87)             5.36              5.12              3.85
       --------           --------          --------          --------          --------          --------

             --              (0.08)               --                --                --                --
             --                 --             (4.55)            (3.06)            (2.13)            (1.31)
       --------           --------          --------          --------          --------          --------
             --              (0.08)            (4.55)            (3.06)            (2.13)            (1.31)
       --------           --------          --------          --------          --------          --------
       $  27.41           $  24.05          $  21.37          $  38.79          $  36.49          $  33.50
       ========           ========          ========          ========          ========          ========
          13.97%(d)          12.96%           (37.30%)           15.73%            15.94%            12.64%

          (0.37%)++           0.29%             0.13%             0.04%            (0.46%)           (0.46%)(b)
           2.16%++            2.19%             2.07%             2.02%             2.10%             2.10%
           2.16%++            2.25%             2.07%             2.02%             2.08%             2.12%
             23%                60%               96%               76%              100%               56%
       $173,678           $167,652          $178,672          $331,430          $245,458          $181,398




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                               CLASS I
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                 YEAR ENDED OCTOBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  26.15         $  23.51        $  42.13        $  39.15        $  35.50        $  32.37
                                      --------         --------        --------        --------        --------        --------
Net investment income (a)                 0.12             0.33            0.39            0.45            0.23            0.24 (b)
Net realized and unrealized gain
  (loss) on investments                   3.70             2.95          (14.12)           5.78            5.62            4.20
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           (0.00)++          0.00++         (0.00)++           --              --              --
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          3.82             3.28          (13.73)           6.23            5.85            4.44
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income             (0.01)           (0.64)          (0.34)          (0.19)          (0.07)             --
  From net realized gain on
     investments                            --               --           (4.55)          (3.06)          (2.13)          (1.31)
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions        (0.01)           (0.64)          (4.89)          (3.25)          (2.20)          (1.31)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  29.96         $  26.15        $  23.51        $  42.13        $  39.15        $  35.50
                                      ========         ========        ========        ========        ========        ========
Total investment return (c)              14.61%(d)        14.38%         (36.59%)         16.99%          17.21%          13.96%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.82%++          1.45%           1.22%           1.15%           0.61%           0.69%(b)
  Net expenses                            0.96%++          0.98%           0.96%           0.92%           1.03%           0.95%
  Expenses (before reimbursement)         0.96%++          1.04%           0.96%           0.92%           1.01%           0.97%
Portfolio turnover rate                     23%              60%             96%             76%            100%             56%
Net assets at end of period (in
  000's)                              $650,758         $567,720        $425,266        $438,054        $358,423        $320,099




                                                                          CLASS R2
                                     ----------------------------------------------------------------------------------

                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                             YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008          2007          2006          2005
Net asset value at beginning of
  period                               $ 25.76         $ 23.06        $ 41.40        $38.54        $35.03        $32.07
                                       -------         -------        -------        ------        ------        ------
Net investment income (loss) (a)          0.06            0.23           0.28          0.32          0.07          0.07 (b)
Net realized and unrealized gain
  (loss) on investments                   3.66            2.93         (13.86)         5.68          5.57          4.20
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           (0.00)++       0.00++          (0.00)++         --            --            --
                                       -------         -------        -------        ------        ------        ------
Total from investment operations          3.72            3.16         (13.58)         6.00          5.64          4.27
                                       -------         -------        -------        ------        ------        ------
Less dividends and distributions:
  From net investment income                --           (0.46)         (0.21)        (0.08)           --            --
  From net realized gain on
     investments                            --              --          (4.55)        (3.06)        (2.13)        (1.31)
                                       -------         -------        -------        ------        ------        ------
Total dividends and distributions           --           (0.46)         (4.76)        (3.14)        (2.13)        (1.31)
                                       -------         -------        -------        ------        ------        ------
Net asset value at end of period       $ 29.48         $ 25.76        $ 23.06        $41.40        $38.54        $35.03
                                       =======         =======        =======        ======        ======        ======
Total investment return (c)              14.44%(d)       13.96%        (36.78%)       16.61%        16.80%        13.54%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)            0.45%++         1.01%          0.89%         0.81%         0.17%         0.34%(b)
  Net expenses                            1.31%++         1.33%          1.30%         1.27%         1.38%         1.30%
  Expenses (before reimbursement)         1.31%++         1.38%          1.30%         1.27%         1.36%         1.32%
Portfolio turnover rate                     23%             60%            96%           76%          100%           56%
Net assets at end of period (in
  000's)                               $24,925         $14,006        $ 6,427        $8,560        $5,806        $2,122



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.




24    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                                 CLASS R1
      ----------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                    YEAR ENDED OCTOBER 31,
         2010*             2009             2008             2007             2006             2005

        $25.84            $23.23          $ 41.69          $ 38.78          $ 35.19          $ 32.13
        ------            ------          -------          -------          -------          -------
          0.12              0.27             0.42             0.42             0.19             0.16 (b)
          3.65              2.94           (14.03)            5.71             5.57             4.21

         (0.00)++           0.00++          (0.00)++            --               --               --
        ------            ------          -------          -------          -------          -------
          3.77              3.21           (13.61)            6.13             5.76             4.37
        ------            ------          -------          -------          -------          -------

         (0.08)            (0.60)           (0.30)           (0.16)           (0.04)              --
            --                --            (4.55)           (3.06)           (2.13)           (1.31)
        ------            ------          -------          -------          -------          -------
         (0.08)            (0.60)           (4.85)           (3.22)           (2.17)           (1.31)
        ------            ------          -------          -------          -------          -------
        $29.53            $25.84          $ 23.23          $ 41.69          $ 38.78          $ 35.19
        ======            ======          =======          =======          =======          =======
         14.53%(d)         14.20%          (36.67%)          16.89%           17.08%           13.84%

          0.87%++           1.21%            1.24%            1.08%            0.51%            0.59%(b)
          1.06%++           1.08%            1.01%            1.02%            1.13%            1.05%
          1.06%++           1.14%            1.01%            1.02%            1.11%            1.07%
            23%               60%              96%              76%             100%              56%
        $  266            $  626          $   232          $12,424          $15,583          $13,379



                                          CLASS R3
      --------------------------------------------------------------------------------
                                                                            APRIL 28,
      SIX MONTHS                                                              2006**
         ENDED                                                               THROUGH
       APRIL 30,                   YEAR ENDED OCTOBER 31,                  OCTOBER 31,
         2010*             2009             2008            2007               2006

        $25.70            $22.97          $ 41.31          $38.49             $37.46
        ------            ------          -------          ------             ------
          0.03              0.16             0.19            0.17              (0.02)
          3.65              2.93           (13.82)           5.73               1.05

         (0.00)++           0.00++          (0.00)++           --                 --
        ------            ------          -------          ------             ------
          3.68              3.09           (13.63)           5.90               1.03
        ------            ------          -------          ------             ------

            --             (0.36)           (0.16)          (0.02)                --
            --                --            (4.55)          (3.06)                --
        ------            ------          -------          ------             ------
            --             (0.36)           (4.71)          (3.08)                --
        ------            ------          -------          ------             ------
        $29.38            $25.70          $ 22.97          $41.31             $38.49
        ======            ======          =======          ======             ======
         14.32%(d)         13.65%          (36.96%)         16.37%              2.75%(d)

          0.23%++           0.72%            0.61%           0.42%             (0.10%)++
          1.56%++           1.58%            1.56%           1.52%              1.72%++
          1.56%++           1.63%            1.56%           1.52%              1.73%++
            23%               60%              96%             76%               100%
        $1,671            $1,484          $   310          $  256             $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on June 9, 1999. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund

26    MainStay MAP Fund
principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.


                                                   mainstayinvestments.com    27

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(I) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations

28    MainStay MAP Fund
and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2010.

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                         FOREIGN              INTEREST
                        EXCHANGE     EQUITY       RATE
                       CONTRACTS  CONTRACTS  CONTRACTS
                            RISK       RISK       RISK   TOTAL
Rights (2)                    --     58,750         --  58,750
                       =======================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Markston International LLC and Institutional Capital LLC (the "Subadvisors"), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund's assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets. Pursuant to the terms of Amended and Restated Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.75% on net assets up to $1 billion and 0.70% on net assets in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on net assets up to $20 million, 0.0333% on net assets from $20 million to $100 million and 0.01% on net assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.74% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.28% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense cap agreement expires on July 31, 2010 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

Additionally, effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total annual operating expenses of a class do not exceed the following percentages: Class A, 1.27%; Class I, 1.02%; Class R1, 1.12%; Class R2, 1.37% and Class R3, 1.62%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $5,414,950.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life

                                                   mainstayinvestments.com    29

Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Class R1                               $   179
----------------------------------------------
Class R2                                10,925
----------------------------------------------
Class R3                                   860
----------------------------------------------



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $29,122 and $21,263, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,350, $105,901, and $1,995, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $184,442
-----------------------------------------------
Class A                                 243,077
-----------------------------------------------
Class B                                 295,165
-----------------------------------------------
Class C                                 299,826
-----------------------------------------------
Class I                                 454,306
-----------------------------------------------
Class R1                                    255
-----------------------------------------------
Class R2                                 15,496
-----------------------------------------------
Class R3                                  1,222
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $     1,570     0.0%++
--------------------------------------------------
Class B                              1,193     0.0++
--------------------------------------------------
Class C                              1,798     0.0++
--------------------------------------------------
Class I                         68,586,240    10.5
--------------------------------------------------
Class R1                             1,365     0.5
--------------------------------------------------
Class R2                             1,346     0.0++
--------------------------------------------------
Class R3                            18,782     1.1
--------------------------------------------------



++ Less than one-tenth of a percent.


30    MainStay MAP Fund

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $27,578.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $270,182,770 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $17,996,178 of capital losses in its reorganization with the MainStay Mid Cap Core Fund (see Note 9); use of these losses may be limited due to the provisions of IRC section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2015             $ 17,996
           2016              104,967
           2017              147,220
---------------------------------- -----
          Total             $270,183
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $21,669,071
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $309,201 and $350,643, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                      205,238  $   5,770,560
Shares redeemed                 (312,734)    (8,727,550)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (107,496)    (2,956,990)
Shares converted into
  Investor Class (See Note
  1)                             233,605      6,514,433
Shares converted from
  Investor Class (See Note
  1)                            (216,119)    (6,063,832)
                              -------------------------
Net decrease                     (90,010) $  (2,506,389)
                              =========================
Year ended October 31, 2009:
Shares sold                      383,366  $   8,240,976
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     471,960     12,672,446
Shares issued to
  shareholders in
  reinvestment of dividends       64,654      1,458,575
Shares redeemed                 (599,693)   (12,860,843)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     320,287      9,511,154
Shares converted into
  Investor Class (See Note
  1)                             643,791     13,254,045
Shares converted from
  Investor Class (See Note
  1)                            (244,045)    (6,093,420)
                              -------------------------
Net increase                     720,033  $  16,671,779
                              =========================


 CLASS A                          SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      750,313  $  20,904,219

Shares redeemed               (1,465,598)   (40,633,110)
                              -------------------------


Net decrease in shares
  outstanding before
  conversion                    (715,285)   (19,728,891)

Shares converted into Class
  A (See Note 1)                 600,465     16,792,830

Shares converted from Class
  A (See Note 1)                 (16,399)      (475,581)

Shares converted from Class
  A (a)                         (341,373)    (9,353,625)
                              -------------------------


Net decrease                    (472,592) $ (12,765,267)
                              =========================



                                                   mainstayinvestments.com    31

 CLASS A                          SHARES         AMOUNT

Year ended October 31, 2009:

Shares sold                    2,244,808  $  52,654,656

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     596,707     16,004,168

Shares issued to
  shareholders in
  reinvestment of dividends      249,055      5,611,889

Shares redeemed               (3,641,400)   (77,667,930)
                              -------------------------


Net decrease in shares
  outstanding before
  conversion                    (550,830)    (3,397,217)

Shares converted into Class
  A (See Note 1)                 813,072     19,144,146

Shares converted from Class
  A (See Note 1)                (294,018)    (5,757,338)
                              -------------------------


Net increase (decrease)          (31,776) $   9,989,591
                              =========================



 CLASS B                          SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      242,450  $   6,328,962

Shares redeemed                 (633,877)   (16,529,309)
                              -------------------------


Net decrease in shares
  outstanding before
  conversion                    (391,427)   (10,200,347)

Shares converted from Class
  B (See Note 1)                (644,044)   (16,767,850)
                              -------------------------


Net decrease                  (1,035,471) $ (26,968,197)
                              =========================


Year ended October 31, 2009:

Shares sold                      582,834  $  11,699,920

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     403,233     10,127,002

Shares issued to
  shareholders in
  reinvestment of dividends       26,940        562,784

Shares redeemed               (1,821,389)   (35,852,163)
                              -------------------------


Net decrease in shares
  outstanding before
  conversion                    (808,382)   (13,462,457)

Shares converted from Class
  B (See Note 1)                (985,900)   (20,547,433)
                              -------------------------


Net decrease                  (1,794,282) $ (34,009,890)
                              =========================



 CLASS C                          SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      225,620  $   5,862,129

Shares redeemed                 (860,011)   (22,341,319)
                              -------------------------


Net decrease                    (634,391) $ (16,479,190)
                              =========================


Year ended October 31, 2009:

Shares sold                      551,592  $  11,194,866

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     369,562      9,283,474

Shares issued to
  shareholders in
  reinvestment of dividends       20,620        432,575

Shares redeemed               (2,333,234)   (46,017,006)
                              -------------------------


Net decrease                  (1,391,460) $ (25,106,091)
                              =========================



 CLASS I                          SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    4,402,996  $ 122,268,834

Shares issued to
  shareholders in
  reinvestment of dividends        8,251        229,965

Shares redeemed               (4,743,053)  (136,090,690)
                              -------------------------


Net decrease in shares
  outstanding before
  conversion                    (331,806)   (13,591,891)

Shares converted into Class
  I (a)                          335,135      9,353,625
                              -------------------------


Net increase (decrease)            3,329  $  (4,238,266)
                              =========================


Year ended October 31, 2009:

Shares sold                    6,941,766  $ 151,458,215

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund   1,439,148     39,290,316

Shares issued to
  shareholders in
  reinvestment of dividends      505,597     11,671,808

Shares redeemed               (5,262,830)  (119,056,348)
                              -------------------------


Net increase                   3,623,681  $  83,363,991
                              =========================



 CLASS R1                         SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        7,022  $     198,683

Shares issued to
  shareholders in
  reinvestment of dividends           52          1,435

Shares redeemed                  (22,310)      (620,695)
                              -------------------------


Net decrease                     (15,236) $    (420,577)
                              =========================


Year ended October 31, 2009:

Shares sold                      197,166  $   4,212,936

Shares issued to
  shareholders in
  reinvestment of dividends          831         21,358

Shares redeemed                 (183,762)    (4,807,602)
                              -------------------------


Net increase (decrease)           14,235  $    (573,308)
                              =========================



 CLASS R2                         SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      376,497  $  10,347,896

Shares redeemed                  (74,733)    (2,082,824)
                              -------------------------


Net increase                     301,764  $   8,265,072
                              =========================


Year ended October 31, 2009:

Shares sold                      485,479  $  10,783,583

Shares issued to
  shareholders in
  reinvestment of dividends        7,440        177,196

Shares redeemed                 (227,893)    (5,151,546)
                              -------------------------


Net increase                     265,026  $   5,809,233
                              =========================




32    MainStay MAP Fund

 CLASS R3                         SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       18,033  $     504,291

Shares redeemed                  (18,917)      (535,573)
                              -------------------------


Net decrease                        (884) $     (31,282)
                              =========================


Year ended October 31, 2009:

Shares sold                       56,355  $   1,172,936

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund       3,153         84,631

Shares issued to
  shareholders in
  reinvestment of dividends          452         11,256

Shares redeemed                  (15,699)      (331,538)
                              -------------------------


Net increase                      44,261  $     937,285
                              =========================





(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9-- FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Core Fund, a series of Eclipse Funds. Shareholders of the MainStay Mid Cap Core Fund approved this reorganization on October 16, 2009, which was then completed on October 23, 2009. The aggregate net assets of the Fund immediately before the acquisition were $1,322,818,410 and the combined net assets after the acquisition were $1,410,280,447.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
MainStay Mid Cap Core Fund
-----------------------------------------------------
Investor Class                   669,183  $12,672,446
-----------------------------------------------------
Class A                          846,392   16,004,168
-----------------------------------------------------
Class B                          550,926   10,127,002
-----------------------------------------------------
Class C                          505,644    9,283,474
-----------------------------------------------------
Class I                        2,048,643   39,290,316
-----------------------------------------------------
Class R3                           4,456       84,631
-----------------------------------------------------



In exchange for the MainStay Mid Cap Core Fund shares and net assets, the Fund issued 471,960 Investor Class Shares; 596,707 Class A shares; 403,233 Class B shares; 369,562 Class C shares, 1,439,148 Class I shares and 3,153 Class R3 shares.

MainStay Mid Cap Core Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                            TOTAL NET         CAPITAL      UNREALIZED    ACCUMULATED NET
                                               ASSETS           STOCK    DEPRECIATION      REALIZED LOSS
MainStay Mid Cap Core Fund                $87,462,037    $105,576,070       $(149,102)      $(17,964,931)
--------------------------------------------------------------------------------------------------------



NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures. in the Portfolio of Investments.



                                                   mainstayinvestments.com    33

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


34    MainStay MAP Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18411 MS121-10                                         MSMP10-06/10
                                                                              30

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY PRINCIPAL PRESERVATION FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY PRINCIPAL PRESERVATION FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------
FINANCIAL STATEMENTS                       14
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        22
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       22



--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  SIX      ONE      FIVE     TEN
TOTAL RETURNS                 MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------------------
                               0.05%    0.17%    3.05%    2.81%
7-DAY CURRENT YIELD: 0.01%





(LINE GRAPH)

              MAINSTAY PRINCIPAL    AVERAGE LIPPER       AVERAGE LIPPER
               PRESERVATION FUND     MONEY MARKET     INSTITUTIONAL MONEY
                    CLASS I              FUND             MARKET FUND
              ------------------    --------------    -------------------
4/30/00              10000               10000               10000
4/30/01              10616               10560               10610
4/30/02              10922               10796               10895
4/30/03              11075               10889               11036
4/30/04              11174               10933               11119
4/30/05              11352               11053               11287
4/30/06              11769               11395               11692
4/30/07              12376               11914               12278
4/30/08              12922               12391               12826
4/30/09              13170               12547               13038
4/30/10              13193               12555               13055






BENCHMARK PERFORMANCE                                   SIX      ONE      FIVE     TEN
                                                      MONTHS     YEAR    YEARS    YEARS
Lipper institutional money market funds average(4)     0.03%    0.13%    2.93%    2.70%
Lipper money market funds average(3)                   0.01     0.06     2.55     2.30







1. On November 11, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 11, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.

   Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. As of April 30, 2010, MainStay Principal Preservation Fund had an effective 7-day yield of 0.01% for Class I shares. The 7-day current yield was 0.01% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.15% for Class I shares and the 7-day current yield would have been -0.15% for Class I shares. The current yield reflects the Fund's earnings better than the Fund's total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
3. The Lipper money market funds average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4. The Lipper institutional money market funds average is representative of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401K and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value. This benchmark is a product of Lipper Inc.


                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY PRINCIPAL PRESERVATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
CLASS I SHARES                $1,000.00       $1,000.50        $1.19          $1,023.60         $1.20
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.24%) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


6    MainStay Principal Preservation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                44.2
U.S. Government & Federal Agencies              26.0
Repurchase Agreements                           14.6
Corporate Bonds                                 10.0
Asset-Backed Securities                          5.2
Other Assets, Less Liabilities                   0.0




 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.


++ Less than one-tenth of a percent.


                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY PRINCIPAL PRESERVATION FUND PERFORM RELATIVE TO ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2010?

As of April 30, 2010, MainStay Principal Preservation Fund Class I shares provided a 7-day current yield and a 7-day effective yield of 0.01%. For the six months ended April 30, 2010, MainStay Principal Preservation Fund Class I shares returned 0.05%. The Fund outperformed the 0.03% return of the average Lipper(2) institutional money market fund and the 0.01% return of the Lipper money market funds average for the six months ended April 30, 2010.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) maintained its targeted federal funds rate in a range from 0% to 0.25% throughout the reporting period. This decision affected short-term interest rates and resulted in a lower yield in the Fund.

The supply of commercial paper and corporate bonds of industrial issuers remained sparse. In addition, the anticipation of new Securities and Exchange Commission (SEC) money market fund regulations affected supply/demand characteristics along both the yield curve and the credit curve,(3) even though these regulations did not begin to take effect until after the end of the reporting period. In particular, the yield curve steepened and the credit curve widened. The yield curve steepened because the new regulations call for higher levels of liquidity, creating higher demand for securities with shorter maturities. The credit curve widened because the new regulations also decreased the amount of allowable investments in second tier commercial paper.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

The Fund initially had a longer-than-normal duration to take advantage of higher yields further out the yield curve. Over the course of the reporting period, we shortened the Fund's duration from 72 days to 55 days. The shorter duration reflected our expectation that rates would rise later this year. It also reflected the flatter yield curve we saw for a good portion of the reporting period. Duration was also shortened to prepare the Fund for new SEC regulations. In light of these new regulations, effective May 26, 2010, the Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. For more information, please refer to the relevant supplement to the Fund's prospectus dated May 26, 2010.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH MARKET SEGMENTS DETRACTED?

The major positive contributors to the Fund's performance included Federal Deposit Insurance Corporation (FDIC) backed paper, Treasury coupons and agency coupons. The Fund's return was hampered by repurchase agreements and commercial paper of industrial issuers. In addition, the Fund's yields were dampened because of relatively limited exposure to banks and asset-backed commercial paper.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

One of the significant investments during the reporting period was a Berkshire Hathaway floating-rate security (due February 2011), which offered incremental yield relative to commercial paper investments.

Other significant purchases included investments in a number of asset-backed securities, which allowed the Fund to pick up yield by extending out an upward sloping curve and by investing in securities that were less expensive than commercial paper. A few examples include CNH Equipment Trust and John Deere Owner Trust paper as well as BMW Vehicle Owner Trust and Mercedes-Benz Auto Recievables Trust.

Finally, we were able to augment the Fund's yield in the agency sector through investments in supranationals, such as the International Bank for Reconstruction and Development (World Bank) and the Inter-American Development Bank.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 5 for more information on Lipper Inc.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The credit curve reflects credit spreads (the difference in yield between U.S. Treasurys and credit securities) across different maturities.

8    MainStay Principal Preservation Fund

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in asset-backed securities and repurchase agreements. The Fund decreased its weighting in the commercial paper sector.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS 100.0%+
-------------------------------------------------------

ASSET-BACKED SECURITIES 5.2%
Ally Auto Receivables Trust
  Series 2009-B, Class A1
  0.305%, due 11/15/10 (a)     $  223,035  $    223,035
  Series 2010-1, Class A1
  0.323%, due 4/15/11             203,743       203,743
Bank of America Auto Trust
  Series 2010-1A, Class A1
  0.262%, due 2/15/11 (a)         487,600       487,600
  Series 2009-3A, Class A1
  0.296%, due 11/15/10 (a)        130,508       130,508
BMW Vehicle Owner Trust
  Series 2010-A, Class A1
  0.279%, due 4/25/11             250,000       250,000
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  0.279%, due 11/15/10            110,746       110,746
Chrysler Financial Auto
  Securitization Trust
  Series 2009-B, Class A1
  0.306%, due 12/8/10 (a)         297,413       297,413
CNH Equipment Trust
  Series 2010-A, Class A1
  0.354%, due 4/15/11             721,654       721,654
  Series 2009-C, Class A1
  0.421%, due 12/3/10             155,226       155,226
Ford Credit Auto Owner Trust
  Series 2009-E, Class A1
  0.295%, due 12/15/10 (a)        201,561       201,561
  Series 2010-A, Class A1
  0.384%, due 5/15/11 (a)         925,000       925,000
Honda Auto Receivables Owner
  Trust
  Series 2010-1, Class A1
  0.269%, due 2/22/11             826,406       826,406
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11             750,000       750,000
Mercedes-Benz Auto
  Receivables Trust
  Series 2010-1, Class A1
  0.309%, due 5/13/11             700,000       700,000
MMAF Equipment Finance LLC
  Series 2009-AA, Class A1
  0.398%, due 12/15/10 (a)        229,445       229,445
World Omni Automobile Lease
  Securitization Trust
  Series 2009-A, Class A1
  0.403%, due 11/15/10            143,264       143,264
                                           ------------
                                              6,355,601
                                           ------------


COMMERCIAL PAPER 44.2%
Abbot Laboratories
  0.19%, due 5/11/10 (a)(b)     2,250,000     2,249,881
American Water Capital Corp.
  0.31%, due 5/13/10 (a)(b)       450,000       449,954
Baker Hughes, Inc.
  0.19%, due 5/4/10 (a)(b)      1,000,000       999,984
Basin Electric Power
  Cooperative
  0.18%, due 5/3/10 (a)(b)      1,750,000     1,749,982
  0.20%, due 5/17/10 (a)(b)     1,000,000       999,911
BNP Paribas Finance, Inc.
  0.20%, due 5/14/10 (b)        1,000,000       999,928
Campbell Soup Co.
  0.60%, due 7/30/10 (a)(b)     1,500,000     1,497,750
Canadian Wheat Board
  0.17%, due 5/12/10 (b)        1,000,000       999,948
Caterpillar Financial
  Services Corp.
  0.16%, due 5/3/10 (b)         1,400,000     1,399,988
  0.18%, due 5/6/10 (b)         1,000,000       999,975
Clorox Co. (The)
  0.28%, due 5/14/10 (a)(b)       500,000       499,949
Coca-Cola Co. (The)
  0.20%, due 6/9/10 (a)(b)        500,000       499,892
Diageo Capital PLC
  0.30%, due 6/3/10 (a)(b)        500,000       499,863
Duke Energy Corp.
  0.27%, due 5/3/10 (a)(b)        500,000       499,992
Dupont EI De Nemours Co.
  0.18%, due 5/7/10 (a)(b)      1,750,000     1,749,947
Emerson Electric Co.
  0.18%, due 5/13/10 (a)(b)     1,000,000       999,940
General Electric Capital
  Corp.
  0.18%, due 5/27/10 (b)        1,750,000     1,749,772
H.J. Heinz Financial Co.
  0.32%, due 5/28/10 (a)(b)       475,000       474,886
International Business
  Machines Corp.
  0.16%, due 5/6/10 (a)(b)      1,750,000     1,749,961
  0.17%, due 5/12/10 (a)(b)     1,500,000     1,499,922
John Deere Bank S.A.
  0.20%, due 5/5/10 (a)(b)      1,020,000     1,019,977
Johnson & Johnson
  0.22%, due 7/26/10 (a)(b)       500,000       499,737
KfW Group
  0.16%, due 5/3/10 (a)(b)      2,000,000     1,999,982
L'Oreal USA, Inc.
  0.22%, due 6/18/10 (a)(b)     1,406,000     1,405,588
Merck & Co., Inc.
  0.18%, due 5/24/10 (a)(b)     1,000,000       999,885
  0.23%, due 7/28/10 (a)(b)     1,183,000     1,182,335


+ Percentages indicated are based on Fund net assets.

10    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Microsoft Corp.
  0.16%, due 5/26/10 (a)(b)    $1,000,000  $    999,889
Monsanto Co.
  0.18%, due 5/25/10 (a)(b)       500,000       499,940
National Cooperative Services
  Corp.
  0.20%, due 5/4/10 (a)(b)        500,000       499,992
Nestle Capital Corp.
  0.20%, due 6/7/10 (a)(b)      2,600,000     2,599,466
Parker-Hannifin Corp.
  0.18%, due 5/4/10 (a)(b)      1,350,000     1,349,980
  0.18%, due 5/6/10 (a)(b)        500,000       499,987
  0.18%, due 5/18/10 (a)(b)       500,000       499,958
PepsiCo, Inc.
  0.17%, due 5/18/10 (a)(b)     1,000,000       999,920
  0.18%, due 5/19/10 (a)(b)     1,771,000     1,770,841
Pfizer, Inc.
  0.19%, due 6/21/10 (a)(b)     1,750,000     1,749,529
Pitney Bowes, Inc.
  0.18%, due 5/27/10 (a)(b)     1,190,000     1,189,845
  0.20%, due 5/7/10 (a)(b)      1,000,000       999,967
Private Export Funding Corp.
  0.20%, due 6/23/10 (a)(b)     1,500,000     1,499,558
Procter & Gamble Co.
  0.19%, due 5/21/10 (a)(b)     1,750,000     1,749,815
Siemens Capital Co. LLC
  0.19%, due 5/18/10 (a)(b)     2,250,000     2,249,798
Societe Generale North
  America, Inc.
  0.23%, due 5/7/10 (b)         1,000,000       999,962
  0.23%, due 5/11/10 (b)        1,750,000     1,749,888
Wal-Mart Stores, Inc.
  0.139%, due 5/5/10 (a)(b)       250,000       249,995
  0.18%, due 5/11/10 (a)(b)     2,048,000     2,047,898
                                           ------------
                                             53,885,157
                                           ------------


CORPORATE BONDS 10.0%
Bank of America Corp.
  0.752%, due 12/2/10 (c)(d)    1,100,000     1,103,881
Berkshire Hathaway, Inc.
  0.23%, due 2/10/11 (c)        2,100,000     2,100,155
General Electric Capital
  Corp.
  0.336%, due 3/11/11 (c)(d)    1,100,000     1,100,956
  0.884%, due 12/9/10 (c)(d)    2,200,000     2,209,957
Inter-American Development
  Bank (Discount Note)
  0.204%, due 5/13/10 (b)       1,000,000       999,933
International Bank for
  Reconstruction and
  Development (Discount
  Notes)
  0.214%, due 6/14/10 (b)         500,000       499,872
  0.216%, due 6/1/10 (b)        1,000,000       999,819
Praxair, Inc.
  0.342%, due 5/26/10 (c)       1,200,000     1,200,000
SunTrust Bank
  0.907%, due 12/16/10 (c)(d)   1,900,000     1,909,098
                                           ------------
                                             12,123,671
                                           ------------

REPURCHASE AGREEMENTS 14.6%
Bank of America N.A.
  0.18%, dated 4/30/10 due
  5/3/10 Proceeds at Maturity
  $4,000,060
  (Collateralized by a United
  States Treasury Strip
  Principal with a zero
  coupon and a
  maturity date of 5/15/20,
  with a Principal Amount of
  $6,131,000 and a Market
  Value of $4,080,058)          4,000,000     4,000,000
Deutsche Bank Securities,
  Inc.
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $4,000,060
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.875% and a
  maturity
  date of 4/30/11, with a
  Principal Amount of
  $4,063,400 and a Market
  Value of $4,080,060)          4,000,000     4,000,000
Morgan Stanley Co.
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $4,000,060
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.184% and a
  maturity
  date of 8/19/10, with a
  Principal Amount of
  $4,082,300 and a Market
  Value of $4,080,014)          4,000,000     4,000,000
SG Americas Securities LLC
  0.19%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $5,799,092
  (Collateralized by a United
  States Treasury Note with a
  rate of 3.125% and a
  maturity
  date of 4/30/17, with a
  Principal Amount of
  $5,909,500 and a Market
  Value of $5,915,055)          5,799,000     5,799,000
                                           ------------
                                             17,799,000
                                           ------------

U.S. GOVERNMENT & FEDERAL AGENCIES 26.0%
Federal Farm Credit Bank
  0.185%, due 7/28/10 (c)       2,000,000     2,000,000
  2.75%, due 5/4/10             1,000,000     1,000,165
  3.75%, due 12/6/10              500,000       510,253
  5.25%, due 9/13/10            1,000,000     1,017,016


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Farm Credit Bank (continued)
Federal Home Loan Bank
  0.50%, due 10/29/10          $  500,000  $    500,000
  0.55%, due 8/4/10             1,000,000     1,000,113
  0.60%, due 6/15/10            1,000,000     1,000,217
  0.60%, due 6/25/10            4,000,000     4,000,628
Federal Home Loan Mortgage
  Corporation
  2.875%, due 6/28/10           1,000,000     1,003,894
Federal National Mortgage
  Association
  2.875%, due 10/12/10          2,000,000     2,021,386
  4.125%, due 5/15/10           1,400,000     1,402,057
Federal National Mortgage
  Association (Discount Note)
  0.20%, due 7/12/10 (b)          500,000       499,800
United States Treasury Bills
  0.12%, due 5/6/10 (b)         1,200,000     1,199,980
  0.145%, due 5/20/10 (b)       1,000,000       999,923
  0.156%, due 6/24/10 (b)       1,750,000     1,749,591
  0.16%, due 7/1/10 (b)           500,000       499,864
  0.24%, due 7/15/10 (b)          250,000       249,875
  0.41%, due 6/10/10 (b)        1,000,000       999,544
  0.478%, due 7/29/10 (b)       1,200,000     1,198,606
United States Treasury Notes
  0.875%, due 1/31/11           1,500,000     1,505,684
  0.875%, due 3/31/11             250,000       251,010
  1.50%, due 10/31/10           2,000,000     2,010,781
  2.00%, due 9/30/10            3,000,000     3,019,973
  2.375%, due 8/31/10           1,100,000     1,107,408
  2.875%, due 6/30/10           1,000,000     1,003,700
                                           ------------
                                             31,751,468
                                           ------------
Total Short-Term Investments
  (Amortized Cost
  $121,914,897) (e)                 100.0%  121,914,897
Other Assets, Less
  Liabilities                         0.0++      28,810
                               ----------  ------------

Net Assets                          100.0%  121,943,707
                               ==========  ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c)  Floating rate--Rate shown is the rate in
     effect at April 30, 2010.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States. The expiration date of
     the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.


The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Short-Term Investments
  Asset-Backed Securities                         $     --  $  6,355,601      $     --  $  6,355,601
  Commercial Paper                                      --    53,885,157            --    53,885,157
  Corporate Bonds                                       --    12,123,671            --    12,123,671
  Repurchase Agreements                                 --    17,799,000            --    17,799,000
  U.S. Government & Federal Agencies                    --    31,751,468            --    31,751,468
                                                  --------  ------------      --------  ------------
Total Investments in Securities                        $--  $121,914,897           $--  $121,914,897
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


12    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Principal Preservation Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)

                                  AMORTIZED
                                       COST  PERCENT+
Agriculture                    $    499,940      0.4%
Automobile ABS                    4,499,276      3.7
Banks                             7,762,811      6.4
Beverages                         3,770,516      3.1
Chemicals                         2,949,947      2.4
Computers                         3,249,883      2.7
Cosmetics & Personal Care         1,749,815      1.4
Diversified Financial
  Services                        9,730,331      8.0
Electric                          3,249,885      2.7
Electrical Components &
  Equipment                         999,940      0.8
Food                              4,572,102      3.8
Health Care--Products               499,737      0.4
Household Products & Wares          499,949      0.4
Insurance                         2,100,155      1.7
Miscellaneous--Manufacturing      6,349,495      5.2
Multi-National                    2,499,624      2.1
Office & Business Equipment       2,189,812      1.8
Oil & Gas Services                  999,984      0.8
Other ABS                         1,856,325      1.5
Pharmaceuticals                   6,181,630      5.1
Repurchase Agreements            17,799,000     14.6
Retail                            3,703,481      3.0
Software                            999,889      0.8
Sovereign                           999,948      0.8
U.S. Government & Federal
  Agencies                       31,751,468     26.0
Water                               449,954      0.4
                               ------------    -----
                                121,914,897    100.0
Other Assets, Less
  Liabilities                        28,810      0.0++
                               ------------    -----
Net Assets                     $121,943,707    100.0%
                               ============    =====





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $104,115,897)      $104,115,897
Repurchase agreement, at value
  (identified cost $17,799,000)        17,799,000
Cash                                           63
Receivables:
  Interest                                111,920
  Fund shares sold                          5,586
Other assets                               12,114
                                     ------------
     Total assets                     122,044,580
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                     40,275
  Professional fees                        22,739
  Shareholder communication                13,604
  Manager (See Note 3)                     12,459
  Transfer agent (See Note 3)               6,005
  Custodian                                 2,229
  Trustees                                  1,009
Accrued expenses                            2,550
Dividend payable                                3
                                     ------------
     Total liabilities                    100,873
                                     ------------
Net assets                           $121,943,707
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $  1,219,578
Additional paid-in capital            120,720,956
                                     ------------
                                      121,940,534
Accumulated undistributed net
  investment income                             8
Accumulated net realized gain on
  investments                               3,165
                                     ------------
Net assets                           $121,943,707
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $121,943,707
                                     ============
Shares of beneficial interest
  outstanding                         121,957,780
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============





14    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                             $ 180,600
                                       ---------
EXPENSES:
  Manager (See Note 3)                   199,052
  Professional fees                       27,734
  Registration                            21,255
  Transfer agent (See Note 3)             18,208
  Shareholder communication               17,412
  Custodian                                9,991
  Trustees                                 2,706
  Miscellaneous                            5,140
                                       ---------
     Total expenses before waiver        301,498
  Expense waiver from Manager (See
     Note 3)                            (129,255)
                                       ---------
       Net expenses                      172,243
                                       ---------
Net investment income                      8,357
                                       ---------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           3,165
                                       ---------
Net increase in net assets resulting
  from operations                      $  11,522
                                       =========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $      8,357  $   1,615,755
 Net realized gain on
  investments                        3,165         65,201
                              ---------------------------
 Net increase in net assets
  resulting from operations         11,522      1,680,956
                              ---------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Class I                         (8,321)    (1,622,662)
                              ---------------------------
 From net realized gain on
  Investments:
    Class I                        (63,057)            --
                              ---------------------------
 Total dividends and
  distributions to
  shareholders                     (71,378)    (1,622,662)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        32,027,213    104,424,689
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 71,056      1,590,770
 Cost of shares redeemed       (78,476,555)  (136,976,130)
                              ---------------------------
    Decrease in net assets
     derived from capital
     share transactions        (46,378,286)   (30,960,671)
                              ---------------------------
    Net decrease in net
     assets                    (46,438,142)   (30,902,377)
NET ASSETS:
Beginning of period            168,381,849    199,284,226
                              ---------------------------
End of period                 $121,943,707  $ 168,381,849
                              ===========================
Accumulated undistributed
 net investment income at
 end of period                $          8  $      63,029
                              ===========================





16    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                               CLASS I
                                     -------------------------------------------------------------------------------------------
                                                                                JULY 1,
                                     SIX MONTHS                                 2007***
                                        ENDED             YEAR ENDED            THROUGH
                                      APRIL 30,          OCTOBER 31,          OCTOBER 31,             YEAR ENDED JUNE 30,
                                        2010*         2009       2008 (A)         2007          2007         2006         2005
Net asset value at beginning of
  period                              $   1.00      $   1.00     $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
                                      --------      --------     --------       --------      --------     --------     --------
Net investment income                     0.00 ++       0.01         0.03           0.02          0.05         0.04         0.02
Net realized and unrealized gain
  (loss) on investments                     --            --         0.00 ++       (0.00)++       0.00 ++     (0.00)++        --
                                      --------      --------     --------       --------      --------     --------     --------
Total from investment operations          0.00 ++       0.01         0.03           0.02          0.05         0.04         0.02
                                      --------      --------     --------       --------      --------     --------     --------
Less dividends and distributions:
  From net investment income             (0.00)++      (0.01)       (0.03)         (0.02)        (0.05)       (0.04)       (0.02)
  From net realized gain on
     investments                         (0.00)++         --           --             --            --           --        (0.00)++
  Return of capital                         --            --           --          (0.00)++         --           --           --
                                      --------      --------     --------       --------      --------     --------     --------
Total dividends and distributions        (0.00)++      (0.01)       (0.03)         (0.02)        (0.05)       (0.04)       (0.02)
                                      --------      --------     --------       --------      --------     --------     --------
Net asset value at end of period      $   1.00      $   1.00     $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
                                      ========      ========     ========       ========      ========     ========     ========
Total investment return                   0.05%(b)      0.93%        2.94%          1.69%(b)      5.20%(c)     4.01%        1.92%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.01%++       0.92%        2.91%          4.97%++       5.08%        3.93%        1.90%
  Net expenses                            0.24%++       0.34%        0.30%          0.30%++       0.30%        0.30%        0.30%
  Expenses (before
     waiver/reimbursement)                0.42%++       0.49%        0.39%          0.49%++       0.46%        0.50%        0.49%
Net assets at end of period (in
  000's)                              $121,944      $168,382     $199,284       $198,672      $182,080     $146,766     $147,215




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
***  The McMorgan Principal Preservation Fund changed its fiscal year end from June
     30 to October 31.
(a)  Effective November 27, 2007, shareholders of the McMorgan Principal
     Preservation Fund Class McMorgan shares became owners of Class I shares of the
     MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation
     Fund.
(b)  Total return is not annualized.
(c)  The loss resulting from a compliance violation did not have an effect on total return.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares, Class I shares, which commenced operations on November 27, 2007. Class I shares are offered at net asset value ("NAV") without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to seek to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the "McMorgan Trust"), prior to its reorganization. Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in

18    MainStay Principal Preservation Fund
income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distributions of net realized capital gains, at least annually, if any. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund's average daily net assets, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% on assets up to $20 million, 0.0333% on assets from $20 million to $100 million and 0.01% on assets in excess of $100 million. The effective rate of this addition to the management fee amounted to 0.03% of the Fund's average daily net assets, but did not result in an increase in the Fund's "Total Annual

                                                   mainstayinvestments.com    19

Fund Operating Expenses." The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.28% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.30% of the Fund's average daily net assets. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of a low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $199,052 and waived its fees in the amount of $129,255.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, amounted to $18,208.

(C) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $2,845.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $1,622,662
------------------------------------------------



The following table discloses the current period reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at April 30, 2010 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED      NET REALIZED
 NET INVESTMENT    GAIN (LOSS) ON      ADDITIONAL
 INCOME (LOSS)      INVESTMENTS      PAID-IN CAPITAL
   $(63,057)          $63,057              $--
---------------------------------------- -----------



The reclassifications for the Fund are primarily due to distribution redesignations.

NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.


20    MainStay Principal Preservation Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS:

CLASS I (AT $1 PER SHARE)                  SHARES
Six-month period ended April 30,
  2010:
Shares sold                            32,027,213
Shares issued to shareholders in
  reinvestment of dividends                71,056
Shares redeemed                       (78,476,555)
                                     ------------
Net decrease                          (46,378,286)
                                     ============
Year ended October 31, 2009:
Shares sold                           104,424,689
Shares issued to shareholders in
  reinvestment of dividends             1,590,770
Shares redeemed                      (136,976,130)
                                     ------------
Net decrease                          (30,960,671)
                                     ============



NOTE 7--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 8--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    21

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


22    MainStay Principal Preservation Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18331 MS121-10                                         MSPP10-06/10
                                                                              D2

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure

Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By: /s/ Stephen P. Fisher
    --------------------------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: July 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    --------------------------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: July 6, 2010


By: /s/ Jack R. Benintende
    --------------------------------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial and Accounting Officer

Date: July 6, 2010

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.